================================================================================

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                                    Depositor

                                       and

                            FIRST UNION NATIONAL BANK

                                 Master Servicer

                                       and

                      ORIX REAL ESTATE CAPITAL MARKETS, LLC

                                Special Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2000

                         ------------------------------

                                  $778,453,566

                  Commercial Mortgage Pass-Through Certificates

                                 Series 2000-C1

================================================================================

                                TABLE OF CONTENTS

                                                                                                      Page
                                                                                                      ----

                                    ARTICLE I

                                   DEFINITIONS
SECTION 1.01.     Defined Terms..........................................................................3

                          ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS
       AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     Conveyance of Mortgage Loans..........................................................63
SECTION 2.02.     Acceptance of the Trust Fund by Trustee...............................................65
SECTION 2.03.     Mortgage Loan Seller's Repurchase or Substitution of Mortgage
                  Loans for Document Defects and Breaches of Representations
                  and Warranties........................................................................66
SECTION 2.04.     Representations and Warranties of Depositor...........................................70

SECTION 2.05.     Execution, Authentication and Delivery of Class R-I
                  Certificates; Creation of REMIC I Regular Interests...................................72
SECTION 2.06.     Conveyance of REMIC I Senior Regular Interests; Acceptance
                  of REMIC II by Trustee................................................................72
SECTION 2.07.     Execution, Authentication and Delivery of Class R-II
                  Certificates..........................................................................72
SECTION 2.08.     Conveyance of REMIC III Regular Interests; Acceptance of
                  REMIC III by Trustee..................................................................72
SECTION 2.09.     Execution, Authentication and Delivery of Class R-III
                  Certificates..........................................................................73
SECTION 2.10.     Conveyance of REMIC III Regular Interests; Acceptance of
                  REMIC IV by Trustee...................................................................73
SECTION 2.11.     Execution, Authentication and Delivery of REMIC IV
                  Certificates..........................................................................73


                          ARTICLE III

        ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01.     Administration of the Mortgage Loans..................................................73
SECTION 3.02.     Collection of Mortgage Loan Payments..................................................74
SECTION 3.03.     Collection of Taxes, Assessments and Similar Items; Servicing
                  Accounts; Reserve Accounts............................................................76


SECTION 3.04.     Certificate Account, Interest Reserve Account and Distribution
                  Account...............................................................................80
SECTION 3.05.     Permitted Withdrawals From the Certificate Account, Interest
                  Reserve Account and the Distribution Account..........................................83
SECTION 3.06.     Investment of Funds in the Servicing Accounts, the Reserve
                  Accounts, the Certificate Account, the Distribution Account
                  and the REO Account...................................................................87
SECTION 3.07.     Maintenance of Insurance Policies; Errors and Omissions and
                  Fidelity Coverage.....................................................................89
SECTION 3.08.     Enforcement of Alienation Clauses.....................................................91
SECTION 3.09.     Realization Upon Defaulted Mortgage Loans; Required
                  Appraisals............................................................................92
SECTION 3.10.     Trustee and Custodian to Cooperate; Release of Mortgage
                  Files.................................................................................96
SECTION 3.11.     Servicing Compensation................................................................97
SECTION 3.12.     Property Inspections; Collection of Financial Statements;
                  Delivery of Certain Reports..........................................................100
SECTION 3.13.     Annual Statement as to Compliance....................................................103
SECTION 3.14.     Reports by Independent Public Accountants............................................104
SECTION 3.15.     Access to Certain Information........................................................104
SECTION 3.16.     Title to REO Property; REO Account...................................................107
SECTION 3.17.     Management of REO Property...........................................................108
SECTION 3.18.     Sale of Mortgage Loans and REO Properties............................................111
SECTION 3.19.     Additional Obligations of Master Servicer and Special
                  Servicer.............................................................................114
SECTION 3.20.     Modifications, Waivers, Amendments and Consents......................................115
SECTION 3.21.     Transfer of Servicing Between Master Servicer and Special
                  Servicer; Record Keeping.............................................................121
SECTION 3.22.     Sub-Servicing Agreements.............................................................124
SECTION 3.23.     Representations and Warranties of Master Servicer and Special
                  Servicer.............................................................................127
SECTION 3.24.     Sub-Servicing Agreement Representation and Warranty..................................131
SECTION 3.25.     Designation of Controlling Class Representative......................................131


                          ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDER

SECTION 4.01.     Distributions........................................................................133
SECTION 4.02.     Statements to Certificateholders; CMSA Loan File Report..............................145
SECTION 4.03.     P&I Advances.........................................................................151
SECTION 4.04.     Allocation of Realized Losses and Additional Trust Fund
                  Expenses; Allocation of Certificate Deferred Interest................................154
SECTION 4.05.     Calculations.........................................................................156


SECTION 4.06.     Use of Agents........................................................................156

                           ARTICLE V
                       THE CERTIFICATES

SECTION 5.01.     The Certificates.....................................................................157
SECTION 5.02.     Registration of Transfer and Exchange of Certificates................................157
SECTION 5.03.     Book-Entry Certificates..............................................................163
SECTION 5.04.     Mutilated, Destroyed, Lost or Stolen Certificates....................................164
SECTION 5.05.     Persons Deemed Owners................................................................165


                          ARTICLE VI

        THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL
       SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

SECTION 6.01.     Liability of Depositor, Master Servicer and Special Servicer.........................165
SECTION 6.02.     Merger, Consolidation or Conversion of Depositor or Master
                  Servicer or Special Servicer.........................................................165
SECTION 6.03.     Limitation on Liability of Depositor, Master Servicer and
                  Special Servicer.....................................................................166
SECTION 6.04.     Resignation of Master Servicer and the Special Servicer..............................167
SECTION 6.05.     Rights of Depositor and Trustee in Respect of Master Servicer
                  and the Special Servicer.............................................................168
SECTION 6.06.     Depositor, Master Servicer and Special Servicer to Cooperate
                  with Trustee.........................................................................168
SECTION 6.07.     Depositor, Special Servicer and Trustee to Cooperate with
                  Master Servicer......................................................................168
SECTION 6.08.     Depositor, Master Servicer and Trustee to Cooperate with
                  Special Servicer.....................................................................168
SECTION 6.09.     Designation of Special Servicer by the Controlling Class.............................169
SECTION 6.10.     Master Servicer or Special Servicer as Owner of a Certificate
                   ....................................................................................170
SECTION 6.11.     The Controlling Class Representative.................................................171


                          ARTICLE VII

                            DEFAULT

SECTION 7.01.     Events of Default....................................................................173
SECTION 7.02.     Trustee to Act; Appointment of Successor.............................................178
SECTION 7.03.     Notification to Certificateholders...................................................179
SECTION 7.04.     Waiver of Events of Default..........................................................180
SECTION 7.05.     Additional Remedies of Trustee Upon Event of Default.................................180



                         ARTICLE VIII

                    CONCERNING THE TRUSTEE
SECTION 8.01.     Duties of Trustee....................................................................181
SECTION 8.02.     Certain Matters Affecting Trustee....................................................182
SECTION 8.03.     Trustee Not Liable for Validity or Sufficiency of Certificates or
                  Mortgage Loans.......................................................................184
SECTION 8.04.     Trustee May Own Certificates.........................................................184
SECTION 8.05.     Fees and Expenses of Trustee; Indemnification of Trustee.............................184
SECTION 8.06.     Eligibility Requirements for Trustee.................................................185
SECTION 8.07.     Resignation and Removal of Trustee...................................................186
SECTION 8.08.     Successor Trustee....................................................................187
SECTION 8.09.     Merger or Consolidation of Trustee...................................................187
SECTION 8.10.     Appointment of Co-Trustee or Separate Trustee........................................188
SECTION 8.11.     Appointment of Custodians............................................................189
SECTION 8.12.     Appointment of Authenticating Agents.................................................189
SECTION 8.13.     Appointment of Paying Agent..........................................................190
SECTION 8.14.     Appointment of REMIC Administrators..................................................191
SECTION 8.15.     Access to Certain Information........................................................192
SECTION 8.16.     Representations, Warranties and Covenants of Trustee.................................192
SECTION 8.17.     Reports to the Securities and Exchange Commission; Available
                  Information..........................................................................194
SECTION 8.18.     Maintenance of Mortgage File.........................................................194


                          ARTICLE IX

                          TERMINATION

SECTION 9.01.     Termination Upon Repurchase or Liquidation of All Mortgage
                  Loans................................................................................195
SECTION 9.02.     Additional Termination Requirements..................................................197


                           ARTICLE X

                   ADDITIONAL TAX PROVISIONS

SECTION 10.01.    REMIC Administration.................................................................198
SECTION 10.02.    Grantor Trust Administration.........................................................202


                          ARTICLE XI

                   MISCELLANEOUS PROVISIONS

SECTION 11.01.    Amendment............................................................................204
SECTION 11.02.    Recordation of Agreement; Counterparts...............................................206
SECTION 11.03.    Limitation on Rights of Certificateholders...........................................207


SECTION 11.04.    Governing Law........................................................................207
SECTION 11.05.    Notices..............................................................................208
SECTION 11.06.    Severability of Provisions...........................................................208
SECTION 11.07.    Grant of a Security Interest.........................................................209
SECTION 11.08.    Streit Act...........................................................................209
SECTION 11.09.    Successors and Assigns; Beneficiaries................................................209
SECTION 11.10.    Article and Section Headings.........................................................209
SECTION 11.11.    Notices to Rating Agencies...........................................................210
SECTION 11.12.    Complete Agreement...................................................................211


                                                  EXHIBITS

Exhibit Description                                       Exhibit No.               Section Reference
-------------------                                       -----------               -----------------
Form of Class A-1 Certificate                                 A-1                Section 1.01 Definition of
                                                                                 "Class A-1 Certificate"

Form of Class A-2 Certificate                                 A-2                Section  1.01 Definition of
                                                                                 "Class A-2 Certificate"

[RESERVED]

Form of Class IO Certificate                                  A-4                Section 1.01 Definition of
                                                                                 "Class IO Certificate"

Form of Class B Certificate                                   A-5                Section 1.01 Definition of
                                                                                 "Class B Certificate"

Form of Class C Certificate                                   A-6                Section 1.01 Definition of
                                                                                 "Class C Certificate"

Form of Class D Certificate                                   A-7                Section 1.01 Definition of
                                                                                 "Class D Certificate"

Form of Class E Certificate                                   A-8                Section 1.01 Definition of
                                                                                 "Class E Certificate"

Form of Class F Certificate                                   A-9                Section 1.01 Definition of
                                                                                 "Class F Certificate"

Form of Class G Certificate                                   A-10               Section 1.01 Definition of
                                                                                 "Class G Certificate"

Form of Class H Certificate                                   A-11               Section 1.01 Definition of
                                                                                 "Class H Certificate"

Form of Class J Certificate                                   A-12               Section 1.01 Definition of
                                                                                 "Class J Certificate"

Form of Class K Certificate                                   A-13               Section 1.01 Definition of
                                                                                 "Class K Certificate"


Form of Class L Certificate                                  A-14                Section 1.01 Definition of
                                                                                 "Class L Certificate"

Form of Class M Certificate                                  A-15                Section 1.01 Definition of
                                                                                 "Class M Certificate"

Form of Class N Certificate                                  A-16                Section 1.01 Definition of
                                                                                 "Class N Certificate"

Form of Class Q Certificate                                  A-17                Section 1.01 Definition of
                                                                                 "Class Q Certificate"

Form of Class R-I Certificate                                A-18                Section 1.01 Definition of
                                                                                 "Class R-I Certificate"

Form of Class R-II Certificate                               A-19                Section 1.01 Definition of
                                                                                 "Class R-II Certificate"

Form of Class R-III Certificate                              A-20                Section 1.01 Definition of
                                                                                 "Class R-III Certificate"

Form of Class R-IV Certificate                               A-21                Section 1.01 Definition of
                                                                                 "Class R-IV Certificate"

Mortgage Loan Schedule                                        B                  Section 1.01 Definition of
                                                                                 "Mortgage Loan Schedule"

Schedule of Exceptions to                                    C-1                 Section 2.02(a)
Mortgage File Delivery

Form of Custodial Certification                              C-2                 Section 2.02(a)

Form of Master Servicer Request                              D-1                 Section 1.01 Definition of
for Release                                                                      "Request for Release";

                                                                                 Section 2.03(b); Section
                                                                                 3.10(a); and Section 3.10(b)

Form of Special Servicer Request                             D-2                 Section 1.01 Definition of
for Release                                                                      "Request for Release"

                                                                                 Section 3.10(b)




Calculation of NOI/Debt Service                                E                 Section 1.01 Definition of
Coverage Ratios                                                                  "Net Operating Income"

[RESERVED]                                                     F

Form of Certificate from Holder                               G-1                Section 5.02(b)
(Transferor) of a Certificate to the
Certificate Registrar

Form of Certificate from Proposed                             G-2                Section 5.02(b)
Transferee of a Certificate to
Certificate Registrar

Form of Certificate from Proposed                             G-3                Section 5.02(b)
Transferee of a Certificate to
Certificate Registrar for non-QIBs

Form of Certificate by Prospective                             H                 Section 5.02(c)(i) and (ii)
Transferee

Form of Transfer Affidavit and                                I-1                Section 5.02(d)(i)(B)
Agreement regarding Class R-I
Certificates

Form of Transferor Certificate                                I-2                Section 5.02(d)(i)(D)
regarding Class R-I, R-II and R-III
Certificates

Form of Notice and                                            J-1                Section 6.09
Acknowledgment

Form of Acknowledgment of                                     J-2                Section 6.09
Proposed Special Servicer

[RESERVED]                                                     K

[RESERVED]                                                     L

Form of CMSA Property File                                     M                 Section 3.12(c)
Report


Form of Comparative Financial                                  N                 Section 3.12(b) and 3.12(c)
Status Report

Form of REO Status Report                                      O                 Section 3.12(b) and 3.12(c)

Form of Watch List                                             P                 Section 3.12(b) and 3.12(c)

Form of Delinquent Loan Status                                 Q                 Section 3.12(b) and 3.12(c)
Report

Form of Historical Loan                                        R                 Section 3.12(b) and 3.12(c)
Modification Report

Form of Historical Liquidation                                 S                 Section 3.12(b) and 3.12(c)
Report

Form of NOI Adjustment                                         T                 Section 3.12(b) and 3.12(c)
Worksheet

Form of Operating Statement                                    U                 Section 3.12(b) and 3.12(c)
Analysis

Form of Interim Delinquent Loan                                V                 Section 3.12(c)
Status Report

Form of CMSA Loan File Report                                  W                 Section 4.02(b)

Form of Certificateholder                                     X-1                Section 3.15
Confirmation Certificate

Form of Prospective Purchaser                                 X-2                Section 3.15
Certificate

Form of CMSA Bond File Report                                  Y                 Section 3.15

Form of CMSA Collateral File                                   Z                 Section 3.15
Report

                  This Pooling and Servicing Agreement (this "Agreement") is dated and effective as of May 1, 2000, among FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., as Depositor, FIRST UNION NATIONAL BANK, as Master Servicer, ORIX REAL ESTATE CAPITAL MARKETS, LLC, as Special Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

                  The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created hereunder, the primary assets of which will be the Mortgage Loans.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Heilig/Petsmart Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under federal income tax law. The REMIC I Senior Regular Interest will have: (i) subject to adjustment as provided herein, a REMIC I Remittance Rate equal to the Weighted Average REMIC I Remittance Rate; and (ii) an initial REMIC Principal Balance equal to the Heilig/Petsmart Senior Balance as of the Closing Date. Except as provided below, the REMIC I Subordinate Regular Interest will have: (i) subject to adjustment as provided herein, a REMIC I Remittance Rate equal to the Weighted Average REMIC I Remittance Rate; and (ii) an initial REMIC Principal Balance equal to the Heilig/Petsmart Subordinate Balance as of the Closing Date. The REMIC I Senior Regular Interest will not be certificated. The REMIC I Subordinate Regular Interest will be represented by the Class Q Certificates.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Senior Regular Interest and all of the Majority Mortgage Loans (exclusive of that portion of the interest payments thereon that constitute Additional Interest) and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. Except as provided below, each REMIC II Regular Interest will relate to a specific Majority Mortgage Loan or the REMIC I Senior Regular Interest. Each such REMIC II Regular Interest will have: (i) subject to adjustment as provided herein, a REMIC II Remittance Rate equal to the Net Mortgage Rate of the Majority Mortgage Loan to which such REMIC II Regular Interest relates or to the REMIC I Remittance Rate of the REMIC I Senior Regular Interest to which such REMIC II Regular Interest relates; and (ii) an initial REMIC Principal Balance equal to the Cutoff Date Balance of the Majority Mortgage Loan to which such REMIC II Regular Interest relates or to the initial REMIC Principal Balance of the REMIC I Senior Regular Interest to which such REMIC II Regular Interest relates. None of the REMIC II Regular Interests will be certificated.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of all of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. Each of the fourteen REMIC III Regular Interests will be designated as a separate "regular interest" in REMIC III for purposes of the REMIC Provisions under federal income tax law and will have a REMIC III Remittance Rate equal to the Weighted Average REMIC II Remittance Rate. The initial REMIC Principal Balance of each such REMIC III Regular Interest is equal to the Original Class Principal Balance of the Corresponding Class of Regular Certificates as set forth in the Table below. None of the REMIC III Regular Interests will be certificated.

                  As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of all of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC IV". The Class R-IV Certificates will evidence the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law. For federal income tax purposes, each Class of the Regular Certificates (other than the Class IO Certificates) and each of the Components of the Class IO Certificates will be designated as a separate "regular interest" in REMIC IV for purposes of the REMIC Provisions under federal income tax law.

                  The following table sets forth the Class designation, the corresponding REMIC III Regular Interest (the "Corresponding REMIC III Regular Interest"), the corresponding Component of the Class IO Certificates (the "Corresponding Component") and the Original Class Principal Balance for each Class of the Regular Certificates (other than the Class IO Certificates).

                                                                     Corresponding
                                         Corresponding                Component of
              Class                        REMIC III                    Class IO                 Original Class
           Designation                Regular Interest (1)          Certificates (1)           Principal Balance
Class A-1                                      M                         IO-A-1                   $95,500,000
Class A-2                                      N                         IO-A-2                  $480,921,000
Class B                                        O                          IO-B                    $38,817,000
Class C                                        P                          IO-C                    $34,934,000
Class D                                        Q                          IO-D                    $11,645,000
Class E                                        R                          IO-E                    $25,231,000
Class F                                        S                          IO-F                    $11,645,000
Class G                                        T                          IO-G                    $29,112,000
Class H                                        U                          IO-H                     $7,763,000
Class J                                        V                          IO-J                     $3,882,000
Class K                                        W                          IO-K                     $7,763,000
Class L                                        X                          IO-L                     $5,823,000
Class M                                        Y                          IO-M                     $8,733,000
Class N                                        Z                          IO-N                    $14,556,806

(1) The REMIC III Regular Interest and the Component of the Class IO Certificates that correspond to any particular Class of Sequential Pay Certificates also correspond to each other and, accordingly, constitute the "Corresponding REMIC III Regular Interest" and the "Corresponding Component", respectively, with respect to each other.

                  As provided herein, the Trustee shall take all actions necessary to ensure that the portion of the Trust Fund consisting of the Grantor Trust Assets maintains its status as a "grantor trust" under federal income tax law and not be treated as part of REMIC I, REMIC II, REMIC III or REMIC IV.

                  In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01.     Defined Terms.

                  Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

                  "30/360 Basis": The accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  "Accrued Certificate Interest": With respect to any Class of Regular Certificates (other than the Class IO Certificates) or the Class Q Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date, accrued for the related Interest Accrual Period on the related Class Principal Balance outstanding immediately prior to such Distribution Date; and, with respect to the Class IO Certificates for any Distribution Date, the sum of the Accrued Component Interest for the related Interest Accrual Period for all of its Components for such Distribution Date. Accrued Certificate Interest shall be calculated on a 30/360 Basis and, with respect to any Class of Regular Certificates or the Class Q Certificates for any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such Distribution Date occurs.

                  "Accrued Component Interest": With respect to each Component of the Class IO Certificates for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Component for such Distribution Date, accrued on the Component Notional Amount of such Component outstanding immediately prior to such Distribution Date. Accrued Component Interest shall be calculated on a 30/360 Basis and, with respect to any Component of the Class IO Certificates for any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such Distribution Date occurs.

                  "Accrued Heilig/Petsmart Senior Component Interest": With respect to the Heilig/Petsmart Senior Component for any Distribution Date, one month's interest at the Weighted Average REMIC I Remittance Rate for such Distribution Date, accrued for the related Interest Accrual Period on the Heilig/Petsmart Senior Balance outstanding immediately prior to such Distribution Date. Accrued Heilig/Petsmart Senior Component Interest shall be calculated on a 30/360 Basis and, for any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such Distribution Date occurs.

                  "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulations Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

                  "Actual/360 Basis": The accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month in a year assumed to consist of 360 days.

                  "Actual/360 Mortgage Loan": Each Mortgage Loan that accrues interest on an Actual/360 Basis and that is identified as an Actual/360 Mortgage Loan on the Mortgage Loan Schedule.

                  "Additional Interest": With respect to any ARD Loan after its Anticipated Repayment Date, all interest accrued on the principal balance of such ARD Loan at the Additional Interest Rate (the payment of which interest shall, under the terms of such Mortgage Loan, be deferred until the entire outstanding principal balance of such ARD Loan has been paid), together with all interest, if any, accrued at the related Mortgage Rate on such deferred interest. For purposes of this Agreement, Additional Interest on an ARD Loan or any successor REO Loan shall be deemed not to constitute principal or any portion thereof and shall not be added to the unpaid principal balance or Stated Principal Balance of such ARD Loan or successor REO Loan, notwithstanding that the terms of the related Mortgage Loan documents so permit. To the extent that any Additional Interest is not paid on a current basis, it shall be deemed to be deferred interest.

                  "Additional Interest Rate": With respect to any ARD Loan after its Anticipated Repayment Date, the incremental increase in the per annum rate at which such Mortgage Loan accrues interest after the Anticipated Repayment Date (in the absence of defaults) as calculated and as set forth in the related Mortgage Loan documents.

                  "Additional Trust Fund Expense": Any Special Servicing Fees, Workout Fees, Principal Recovery Fees and, in accordance with Sections 3.03(d) and 4.03(d), interest payable to the Master Servicer and the Trustee on Advances (to the extent not offset by Penalty Interest and late payment charges) and amounts payable to the Special Servicer in connection with inspections of Mortgaged Properties required pursuant to the first sentence of Section 3.12(a), to the extent such inspection-related expenses are not otherwise offset by Penalty Interest and late payment charges otherwise payable to the Special Servicer and received in the Collection Period during which such inspection-related expenses were incurred, as well as (without duplication) any of the expenses of the Trust Fund that may be withdrawn (x) pursuant to any of clauses (viii), (ix), (xi), (xii) and (xiii) of Section 3.05(a) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account or (y) pursuant to clause (ii) or any of clauses (iv) through (vi) of Section 3.05(b) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Distribution Account; provided that for purposes of the allocations contemplated by Section 4.04 no such expense shall be deemed to have been incurred by the Trust Fund until such time as the payment thereof is actually made from the Certificate Account or the Distribution Account, as the case may be.

                  "Additional Yield Amount": With respect to any Distribution Date and each Class of Sequential Pay Certificates (other than any Excluded Class thereof) entitled to distributions of principal pursuant to Section 4.01(a) on such Distribution Date, provided that a Yield Maintenance Charge was actually collected on a Mortgage Loan or an REO Loan during the related Collection Period, the product of (a) such Yield Maintenance Charge (or, with respect to any Yield Maintenance Charge actually collected on a Heilig/Petsmart Mortgage Loan, the amount of such Yield Maintenance Charge allocated to the Heilig/Petsmart Senior Component pursuant to Section 4.01(b), as the case may
be), multiplied by (b) a fraction, which in no event will be greater than one, the numerator of which is equal to the positive excess, if any, of (i) the Pass-Through Rate for such Class of Sequential Pay Certificates over (ii) the related Discount Rate, and the denominator of which is equal to the positive excess, if any, of (i) the Mortgage Rate for such Mortgage Loan or REO Loan, as the case may be, over (ii) the related Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Sequential Pay Certificates on such Distribution Date pursuant to Section 4.01(a), and the denominator of which is equal to the Principal Distribution Amount for such Distribution Date.

                  "Advance":  Any P&I Advance or Servicing Advance.

                  "Adverse REMIC Event":  As defined in Section 10.01(i).

                  "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                  "Anticipated Repayment Date": For each ARD Loan, the date specified in the related Mortgage Note after which the Mortgage Rate for such ARD Loan will increase as specified in the related Mortgage Note.

                  "Appraisal": With respect to any Mortgage Loan, an appraisal of the related Mortgaged Property from an Independent Appraiser selected by the Special Servicer or the Master Servicer, prepared in accordance with 12 CFR ss.225.62 and conducted in accordance with the standards of the American Appraisal Institute by an Independent Appraiser, which Independent Appraiser shall be advised to take into account the factors specified in Section 3.18(e), any available environmental, engineering or other third-party reports, and other factors that a prudent real estate appraiser would consider.

                  "Appraisal Reduction Amount": The excess, if any, of (a) the sum of, as calculated by the Master Servicer as of the first Determination Date immediately succeeding the Master Servicer obtaining knowledge of the occurrence of the Required Appraisal Date if no new Required Appraisal is required or the date on which a Required Appraisal (or letter update or internal valuation, if applicable) is obtained and each Determination Date thereafter so long as the related Mortgage Loan remains a Required Appraisal Mortgage Loan (without duplication), (i) the Stated Principal Balance of the subject Required Appraisal Mortgage Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all unpaid interest on the Required Appraisal Mortgage Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate (exclusive of any portion thereof that constitutes Additional Interest), (iii) all accrued but unpaid Servicing Fees and Additional Trust Fund Expenses in respect of such Required Appraisal Mortgage Loan, (iv) all related unreimbursed Advances (plus accrued interest thereon) made by or on behalf of the Master Servicer or the Trustee with respect to such Required Appraisal Mortgage Loan and (v) all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums, and, if applicable, ground rents in respect of the related Mortgaged Property over (b) an amount equal to the sum of (i) the Required Appraisal Value and (ii) all escrows and reserves held with respect to such Required Appraisal Mortgage Loan. If the Special Servicer fails to obtain a Required Appraisal within the time limit described in Section 3.09(a), the Appraisal Reduction Amount for the related Required Appraisal Mortgage Loan will equal 25% of the outstanding principal balance of such Required Appraisal Mortgage Loan, to be adjusted upon receipt of a Required Appraisal (or letter update or internal valuation, if applicable).

                  "Appraised Value": With respect to each Mortgaged Property, the appraised value thereof based upon the most recent Appraisal (or letter update or internal valuation, if applicable) or update thereof that is contained in the related Servicing File.

                  "ARD Loan": Any Majority Mortgage Loan that provides that if the unamortized principal balance thereof is not repaid on its Anticipated Repayment Date, such Majority Mortgage Loan will accrue Additional Interest at the rate specified in the related Mortgage Note and the Mortgagor is required to apply excess monthly cash flow generated by the related Mortgaged Property to the repayment of the outstanding principal balance on such Majority Mortgage Loan.

                  "Asset Status Report":  As defined in Section 3.21(d).

                  "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document or instrument executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

                  "Assumed Scheduled Payment": With respect to any Balloon Mortgage Loan for its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full and no other Liquidation Event has occurred in respect thereof on or before such Stated Maturity Date) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the Periodic Payment of principal and/or interest deemed to be due in respect thereof on such Due Date that would have been due in respect of such Mortgage Loan on such Due Date if the related Mortgagor had been required to continue to pay principal in accordance with the amortization schedule, if any, and to accrue interest at the Mortgage Rate, in effect on the Closing Date and without regard to the occurrence of its Stated Maturity Date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the Periodic Payment of principal and/or interest deemed to be due in respect thereof on such Due Date that would have been due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding (or, if the predecessor Mortgage Loan was a Balloon Mortgage Loan and such Due Date coincides with or follows what had been its Stated Maturity Date, the Assumed Scheduled Payment that would have been deemed due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding).

                  "Authenticating Agent": Any authenticating agent appointed pursuant to Section 8.12 (or, in the absence of any such appointment, the Trustee).

                  "Available Distribution Amount": With respect to any Distribution Date, the sum of (I) with respect to all of the Majority Mortgage Loans, an amount equal to (a) the sum of, without duplication, (i) the aggregate of the amounts on deposit in the Certificate Account and the Distribution Account as of the close of business on the related Determination Date and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination Date and required to be deposited in the Certificate Account, (ii) the aggregate amount of any P&I

Advances made by the Master Servicer or the Trustee for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount transferred from the REO Account (if established) to the Certificate Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), (iv) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls, and (v) for each Distribution Date occurring in March, the aggregate of the Interest Reserve Amounts in respect of each Interest Reserve Loan deposited into the Distribution Account pursuant to Section 3.05(c), net of (b) the portion of the amount described in subclauses (a)(i) and
(a)(iii) of this definition that represents one or more of the following: (i) collected Periodic Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the (A) Certificate Account pursuant to clauses (ii)-(xiv) and
(xvii) of Section 3.05(a) or (B) the Distribution Account pursuant to clauses
(ii) - (vi) of Section 3.05(b), (iii) Prepayment Premiums and Yield Maintenance Charges, (iv) Additional Interest, (v) with respect to the Distribution Date occurring during February of each year and during January of each year that is not a leap year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be withdrawn from the Certificate Account and deposited in the Interest Reserve Account in respect of such Distribution Date and held for future distribution pursuant to Section 3.04(c) and (vi) any amounts deposited in the Certificate Account or the Distribution Account in error, and (II) with respect to the Heilig/Petsmart Mortgage Loans, all amounts distributed pursuant to Section 4.01(k)(i), (ii) and (iii).

                  "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date.

                  "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

                  "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

                  "Bid Allocation": With respect to the Master Servicer and each Sub-Servicer and the proceeds of any bid pursuant to Section 7.01(c), the amount of such proceeds (net of any expenses incurred in connection with such bid and the transfer of servicing), multiplied by a fraction equal to (a) the Servicer Fee Amount for the Master Servicer or such Sub-Servicer, as the case may be, as of such date of determination, over (b) the aggregate of the Servicer Fee Amounts for the Master Servicer and all of the Sub-Servicers as of such date of determination.

                  "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

                  "Breach":  As defined in Section 2.03(a).

                  "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Minneapolis, Minnesota, or the cities in which the Corporate Trust Office of the Trustee (which as of the Closing Date is Columbia, Maryland) or the offices of the Master Servicer (which as of the Closing Date is Charlotte, North Carolina) are located, are authorized or obligated by law or executive order to remain closed.

                  "Business Hour": Any 60-minute interval between 9:00 a.m. and 5:00 p.m., in the related time zone, on any Business Day.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

                  "Certificate": Any one of the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

                  "Certificate Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "First Union National Bank, as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, on behalf of and in trust for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

                  "Certificate Deferred Interest": The amount by which interest distributable to any Class of Sequential Pay Certificates or the Class Q Certificates is reduced by the amount of Mortgage Deferred Interest allocable to such Class on any Distribution Date.

                  "Certificate Factor": With respect to any Class of Sequential Pay Certificates or the Class Q Certificates as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then current Class Principal Balance of such Class of Sequential Pay Certificates or the Class Q Certificates , and the denominator of which is the Original Class Principal Balance of such Class of Sequential Pay Certificates or the Class Q Certificates.

                  "Certificate Notional Amount": With respect to any Class IO Certificate, as of any date of determination, the then notional amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Notional Amount of the Class IO Certificates.

                  "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

                  "Certificate Principal Balance": With respect to any Sequential Pay Certificate or the Class Q Certificates , as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

                  "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

                  "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that (i) neither a Disqualified Organization nor a Non-United States Person shall be Holder of a Residual Certificate for any purpose hereof and, (ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to any of the Depositor, any Mortgage Loan Seller, the Master Servicer, the Special Servicer, or the Trustee in its respective capacity as such (except with respect to amendments or waivers referred to in Sections 7.04 and 11.01 hereof and any consent, approval or waiver required or permitted to be made by the Majority Subordinate Certificateholder or the Controlling Class Representative and any election, removal or replacement of the Special Servicer or the Controlling Class Representative pursuant to Section 6.09), any Certificate registered in the name of the Depositor, any Mortgage Loan Seller, the Master Servicer, the Special Servicer, or the Trustee, as the case may be, or any Certificate registered in the name of any of their respective Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

                  "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

                  "Class A Certificates": The Class A-1 and Class A-2 Certificates.

                  "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing (i) a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class H Certificate": Any one of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class IO Certificate": Any one of the Certificates with a "Class IO" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing (i) a portion of each of the Components, each of which Components shall constitute a separate "regular interest" in REMIC IV for purposes of the REMIC Provisions and (ii) the proportionate interest in the Additional Interest that is described in Section 4.01(b).

                  "Class J Certificate": Any one of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class K Certificate": Any one of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-13 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class L Certificate": Any one of the Certificates with a "Class L" designation on the face thereof, substantially in the form of Exhibit A-14 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class M Certificate": Any one of the Certificates with a "Class M" designation on the face thereof, substantially in the form of Exhibit A-15 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class N Certificate": Any one of the Certificates with a "Class N" designation on the face thereof, substantially in the form of Exhibit A-16 attached hereto, and evidencing a portion of a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

                  "Class Notional Amount": As of any date of determination, the sum of the then Component Notional Amounts of all of the Components.

                  "Class Principal Balance": The aggregate principal balance of any Class of Sequential Pay Certificates or the Class Q Certificates outstanding from time to time. As of the Closing Date, the Class Principal Balance of each Class of Sequential Pay Certificates or the Class Q Certificates shall equal the Original Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to Section 4.01 or 9.01, as applicable, and shall be further reduced by the amount of any Realized Losses and Additional Trust Fund Expenses allocated thereto on such Distribution Date pursuant to Section 4.04(a). The Class Principal Balance of any Class of Sequential Pay Certificates or the Class Q Certificates will be increased on any Distribution Date by the amount of any Certificate Deferred Interest allocated to such Class on such Distribution Date. Distributions in respect of a reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Sequential Pay Certificates or the Class Q Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

                  "Class Q Certificate": Any one of the Certificates with a "Class Q" designation on the face thereof, substantially in the form of Exhibit A-17 attached hereto, and evidencing a portion of a "regular interest" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-18 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

                  "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-19 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

                  "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-20 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

                  "Class R-IV Certificate": Any one of the Certificates with a "Class R-IV" designation on the face thereof, substantially in the form of Exhibit A-21 attached hereto, and evidencing a portion of the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions.

                  "Closing Date": May 11, 2000

                  "CMSA Bond File Report": The monthly report in the "CMSA Bond File Report" format substantially containing the information called for therein, a form of which is attached hereto as Exhibit Y.

                  "CMSA Collateral File Report": The monthly report in the "CMSA Collateral File" format substantially containing the information called for therein, a form of which is attached hereto as Exhibit Z.

                  "CMSA Loan File Report": The monthly report in the "CMSA Loan File Report" format substantially containing the information called for therein for the Mortgage Loans, a form of which is attached hereto as Exhibit W.

                  "CMSA Property File Report": The monthly report in the "CMSA property file" format substantially containing the information called for therein for each Mortgaged Property, a form of which is attached hereto as Exhibit M.

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Collection Period": With respect to any Distribution Date, the period commencing on the day immediately following the Determination Date for the preceding Distribution Date (or, in the case of the initial Distribution Date, commencing immediately following the Cut-off Date) and ending on and including the related Determination Date.

                  "Comparative Financial Status Report": A report substantially containing the content described in Exhibit N attached hereto, setting forth, among other things, the occupancy, revenue, net operating income and Debt Service Coverage Ratio for each Mortgage Loan or the related Mortgaged Property, calculated as of the last day of the calendar month immediately preceding the preparation of such report, for (i) each of the three immediately preceding monthly periods (to the extent such information is available), (ii) the most current available year-to-date, (iii) the previous two full fiscal years stated separately, and (iv) the "base year" (representing the original analysis of information used as of the Cut-off Date). For the purposes of the Master Servicer's production of any such report that is required to state information for any period prior to the Cut-off Date, the Master Servicer may conclusively rely (without independent verification), absent manifest error, on information provided to it by the related Mortgage Loan Seller.

                  "Component": Each of Component IO-A-1, Component IO-A-2, Component IO-B, Component IO-C, Component IO-D, Component IO-E, Component IO-F, Component IO-G, Component IO-H, Component IO-J, Component IO-K, Component IO-L, Component IO-M and Component IO-N, each evidencing a separate "regular interest" in REMIC IV for purposes of the REMIC Provisions. Such Components are collectively evidenced by the Class IO Certificates.

                  "Component IO-A-1": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest M as of any date of determination.

                  "Component IO-A-2": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest N as of any date of determination.

                  "Component IO-B": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest O as of any date of determination.

                  "Component IO-C": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest P as of any date of determination.

                  "Component IO-D": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest Q as of any date of determination.

                  "Component IO-E": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest R as of any date of determination.

                  "Component IO-F": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest S as of any date of determination.

                  "Component IO-G": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest T as of any date of determination.

                  "Component IO-H": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest U as of any date of determination.

                  "Component IO-J": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest V as of any date of determination.

                  "Component IO-K": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest W as of any date of determination.

                  "Component IO-L": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest X as of any date of determination.

                  "Component IO-M": One of fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest Y as of any date of determination.

                  "Component IO-N": One of the fourteen components of the Class IO Certificates having a Component Notional Amount equal to the then current REMIC Principal Balance of REMIC III Regular Interest Z as of any date of determination.

                  "Component Notional Amount": With respect to each Component, as of any date of determination, an amount equal to the then REMIC Principal Balance of its Corresponding REMIC III Regular Interest.

                  "Controlling Class": As of any date of determination, the Class of Sequential Pay Certificates, (a) which bears the latest alphabetical Class designation and (b) the Class Principal Balance of which is (i) greater than 25% of the Original Class Principal Balance thereof and (ii) equal to or greater than 1.0% of the sum of the Original Class Principal Balances of all the Sequential Pay Certificates; provided, however, that if no Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Certificates (other than the Residual Certificates or the Class IO Certificates) bearing the latest alphabetical Class designation. With respect to determining the Controlling Class, the Class A-1 and Class A-2 Certificates shall be deemed a single Class of Certificates.

                  "Controlling Class Representative": As defined in Section
3.25.

                  "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at (i) with respect to maintenance of the Certificate Register and the transfer and exchange of Certificates, the office of the Trustee located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113, Attention: Corporate Trust Services (CMBS) - First Union National Bank Commercial Mortgage Trust, Series 2000-C1, and (ii) for all other purposes, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attn:
Corporate Trust Services (CMBS) -- First Union National Bank Commercial Mortgage Trust, Series 2000-C1.

                  "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan".

                  "Corresponding Component": As defined in the Preliminary Statement with respect to any Class of Sequential Pay Certificates or any REMIC III Regular Interest.

                  "Corresponding REMIC III Regular Interest": As defined in the Preliminary Statement with respect to any Class of Sequential Pay Certificates or any Component of the Class IO Certificates.

                  "Credit Lease": With respect to each Credit Lease Loan, the lease agreement between the Mortgagor as lessor and the Tenant as lessee of the related Mortgaged Property.

                  "Credit Lease Loan": Each Mortgage Loan that is identified as a "Credit Lease Loan" on the Mortgage Loan Schedule.

                  "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, a Mortgage Loan Seller or an Affiliate of the Depositor or any Mortgage Loan Seller. If no such custodian has been appointed or if such custodian has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Custodian.

                  "Cut-off Date": With respect to any Mortgage Loan, the Due Date for such Mortgage Loan in May 2000.

                  "Cut-off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-off Date, after application of all unscheduled payments of principal received on or before such date and the principal component of all Periodic Payments due on or before such date, whether or not received.

                  "Debt Service Coverage Ratio": With respect to any Mortgage Loan, as of any date of determination, the ratio of (x) the annualized Net Operating Income (before payment of any debt service on such Mortgage Loan) generated by the related Mortgaged Property during the most recently ended period of not less than six months and not more than twelve months for which financial statements, if available (whether or not audited) have been received by or on behalf of the related Mortgage Loan Seller (prior to the Closing Date) or the Master Servicer or the Special Servicer (following the Closing Date), to
(y) twelve times the amount of the Periodic Payment in effect for such Mortgage Loan as of such date of determination.

                  "Defaulted Mortgage Loan": A Mortgage Loan (i) that is delinquent sixty days or more in respect to a Periodic Payment (not including the Balloon Payment) or is delinquent thirty days or more in respect of its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Master Servicer or the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

                  "Defeasance Collateral": With respect to any Defeasance Loan, the United States Treasury obligations required or permitted to be pledged in lieu of prepayment pursuant to the terms thereof.

                  "Defeasance Loan": Any Mortgage Loan identified as a Defeasance Loan on the Mortgage Loan Schedule which permits or requires the related Mortgagor (or permits the holder of such Mortgage Loan to require the related Mortgagor) to pledge Defeasance Collateral to such holder in lieu of prepayment.

                  "Definitive Certificate":  As defined in Section 5.03(a).

                  "Delinquent Loan Status Report": A report substantially containing the content described in Exhibit Q attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but constituted Specially Serviced Mortgage Loans, or were in foreclosure but were not REO Property and status of resolution.

                  "Depositor": First Union Commercial Mortgage Securities, Inc. or its successor in interest.

                  "Depository": The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

                  "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date": With respect to any Distribution Date, the 11th day of the month in which such Distribution Date occurs, or if such 11th day is not a Business Day, the Business Day immediately succeeding.

                  "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale or lease, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Special Servicer or any Sub- Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Special Servicer or any Sub-Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

                  "Discount Rate": With respect to any prepaid Mortgage Loan or REO Loan for purposes of allocating any Yield Maintenance Charge received thereon or with respect thereto among the respective Classes of the Sequential Pay Certificates (other than any Excluded Class thereof), an amount equal to the discount rate stated in the Mortgage Loan documents related to such Mortgage Loan or REO Loan used in calculating the related Prepayment Premium or Yield Maintenance Charge; provided, that if a discount rate is not stated thereon, the "Discount Rate" will be an amount equal to the yield (when compounded monthly) on the U.S. Treasury issue with a maturity date closest to the maturity date for such prepaid Mortgage Loan or REO Loan. In the event there are two or more such U.S. Treasury issues (a) with the same coupon, the issue with the lowest yield shall apply, and (b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan or REO Loan, the issue with the earliest maturity date shall apply.

                  "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee or the Certificate Registrar based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                  "Distributable Certificate Interest": With respect to any Class of Regular Certificates for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (other than with respect to the Class IO Certificates)(to not less than zero) by (i) the product of (a) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (b) a fraction, expressed as a decimal, the numerator of which is the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is the aggregate Accrued Certificate Interest in respect of all the Classes of Regular Certificates for such Distribution Date, and (ii) with respect to each such Class (other than the Class IO Certificates), such Class' share of any Certificate Deferred Interest allocated to such Class in accordance with Section 4.04(e). With respect to the Class Q Certificates for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by (I) the amount, if any, by which (y) the product of (i) a fraction, the numerator of which is equal to the Heilig/Petsmart Subordinate Balance and the denominator of which is equal to the sum of the Heilig/Petsmart Senior Balance and the Heilig/Petsmart Subordinate Balance, and (ii) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of voluntary Principal Prepayments on the Heilig/Petsmart Mortgage Loans during the related Collection Period, exceeds (z) the sum of (i) the aggregate amount deposited by the Master Servicer in the Certificate Account for such Distribution Date pursuant to Section 3.19(a) in connection with such Prepayment Interest Shortfalls on the Heilig/Petsmart Mortgage Loans and (ii) the amount described in clause (II)(y) of the definition of Net Aggregate Prepayment Interest Shortfall, and (II) with respect to such Class, such Class' share of any Certificate Deferred Interest allocated to such Class in accordance with Section 4.04(e).

                  "Distributable Heilig/Petsmart Senior Component Interest": For any Distribution Date, the Accrued Heilig/Petsmart Senior Component Interest for such Distribution Date, reduced by (i) the amount described in clause (II) of the definition of Net Aggregate Prepayment Interest Shortfall for such Distribution Date, and (ii) the amount of any Certificate Deferred Interest allocated to any Class of Sequential Pay Certificates in accordance with Section 4.04(e).

                  "Distribution Account": The segregated account or accounts created and maintained by the Paying Agent on behalf of the Trustee pursuant to
Section 3.04(b) which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

                  "Distribution Date": The 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately succeeding, commencing on June 16, 2000; provided, however that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date in the month in which such Distribution Date occurs.

                  "Distribution Date Statement":  As defined in Section 4.02(a).

                  "Document Defect":  As defined in Section 2.03(a).

                  "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on such Mortgage Loan is scheduled to be first due; (ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on the related Mortgage Loan had been scheduled to be first due.

                  "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company, and with respect to deposits held for 30 days or more in such account the (a) long-term deposit or unsecured debt obligations of which are rated at least (A) "AA" by Standard & Poor's, or "A", provided that the short-term obligations of which are rated at least "A-1" and (B) "AA-" by Fitch (if then rated by Fitch) (or, with respect to any such Rating Agency, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the applicable Rating Agency), at any time such funds are on deposit therein, or with respect to deposits held for less than 30 days in such account the (b) short-term deposits of which are rated at least "A-1" by Standard & Poor's and "F-1+" by Fitch (if then rated by Fitch) (or, with respect to any such Rating Agency, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates) as evidenced in writing by the applicable Rating Agency at any time such funds are on deposit therein, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or the use of such account would not, in and of itself, cause a qualification, downgrading or withdrawal of the then-current rating assigned to any Class of Certificates, as confirmed in writing by each Rating Agency.

                  "Environmental Assessment": A "Phase I assessment" as described in, and meeting the criteria of, (i) Chapter 5 of the FNMA Multifamily Guide or any successor provisions covering the same subject matter in the case of a Specially Serviced Mortgage Loan as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Mortgage Loan as to which the related Mortgaged Property is not multifamily property.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and other similar items in respect of the related Mortgaged Property.

                  "Event of Default": One or more of the events described in
Section 7.01(a).

                  "Exchange Act": Securities Exchange Act of 1934, as amended.

                  "Excluded Class": Any Class of Sequential Pay Certificates other than the Class A-1 Certificates, Class A-2 Certificates, Class B Certificates, Class C Certificates, Class D Certificates, Class E Certificates and Class F Certificates.

                  "FDIC": Federal Deposit Insurance Corporation or any successor.

                  "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

                  "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or REO Property, as the case may be, that was purchased by any of the Mortgage Loan Sellers, pursuant to the related Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to Section 9.01) that there has been a recovery of all

Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

                  "First Union Securities": First Union Securities, Inc. or its successor in interest.

                  "Fitch": Fitch IBCA, Inc., or its successor in interest. If neither such rating agency nor any successor remains in existence, "Fitch" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Fitch herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                  "FNMA": Federal National Mortgage Association or any successor.

                  "Grantor Trust": That certain "grantor trust" (within the meaning of the Grantor Trust Provisions), the assets of which are the Grantor Trust Assets.

                  "Grantor Trust Assets": Any Additional Interest with respect to the ARD Loans after their respective Anticipated Repayment Dates and amounts held from time to time in the Distribution Account that represent Additional Interest.

                  "Grantor Trust Provisions": Subpart E of Subchapter J of the Code.

                  "Ground Lease": With respect to any Mortgage Loan for which the Mortgagor has a leasehold interest in the related Mortgaged Property or space lease within such Mortgaged Property, the lease agreement creating such leasehold interest.

                  "Guaranty": With respect to a Credit Lease Loan, a guaranty agreement executed by an affiliate of the related Tenant that guarantees the Tenant's obligations under the related Credit Lease.

                  "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products and urea formaldehyde.

                  "Heilig/Petsmart Available Distribution Amount": With respect to any Distribution Date, an amount equal to (a) the sum of, without duplication, (i) the aggregate of the amounts on deposit in the Certificate Account and the Distribution Account as of the close of business on the related Determination Date relating to the Heilig/Petsmart Mortgage Loans and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination Date relating to the Heilig/Petsmart Mortgage Loans and required to be deposited in the Certificate Account, (ii) the aggregate amount of any P&I Advances made by the Master Servicer or the Trustee with respect to the Heilig/Petsmart Mortgage Loans for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount (relating to REO Property resulting from a foreclosure on a Heilig/Petsmart Mortgage Loan) transferred from the REO Account (if established) to the Certificate Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), (iv) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls relating to the Heilig/Petsmart Mortgage Loans, net of (b) the portion of the amount described in subclauses (a)(i) and (a)(iii) of this definition that represents one or more of the following: (i) collected Periodic Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the (A) Certificate Account pursuant to clauses (ii)-(xiv) and (xvii) of Section 3.05(a) or (B) the Distribution Account pursuant to clauses (ii) - (vi) of
Section 3.05(b), (iii) Prepayment Premiums and Yield Maintenance Charges relating to the Heilig/Petsmart Mortgage Loans, and (iv) any amounts deposited in the Certificate Account or the Distribution Account in error.

                  "Heilig/Petsmart Mortgage Loan Remittance Rate": With respect to any Heilig/Petsmart Mortgage Loan for any Distribution Date, either: (1) if, in accordance with its terms in effect on the Closing Date, such Heilig/Petsmart Mortgage Loan accrues interest on a 30/360 Basis, the Net Mortgage Rate in effect for such Heilig/Petsmart Mortgage Loan as of the Closing Date; or (2) if, in accordance with its terms in effect on the Closing Date, such Heilig/Petsmart Mortgage Loan accrues interest on an Actual/360 Basis (or any other interest accrual basis besides a 30/360 Basis), a rate per annum equal to (a) a fraction (expressed as a percentage and rounded to the sixth decimal place), the numerator of which is the product of 12 times the aggregate amount of interest that would accrue during the calendar month preceding the month in which such Distribution Date occurs on the Stated Principal Balance of such Heilig/Petsmart Mortgage Loan outstanding immediately prior to such Distribution Date if such interest were calculated (A) at the Mortgage Rate in effect for such Heilig/Petsmart Mortgage Loan as of the Closing Date and (B) on an Actual/360 Basis (or on such other basis, besides a 30/360 Basis, that was applicable to the accrual of interest on such Heilig/Petsmart Mortgage Loan as of the Closing
Date), and the denominator of which is the Stated Principal Balance of such Heilig/Petsmart Mortgage Loan immediately prior to such Distribution Date, minus
(b) the sum of (i) the Master Servicing Fee Rate for such Heilig/Petsmart Mortgage Loan; and (ii) the Trustee Fee Rate; provided that, if the Mortgage Rate of such Heilig/Petsmart Mortgage Loan has been modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, the Heilig/Petsmart Mortgage Loan Remittance Rate for such Heilig/Petsmart Mortgage Loans shall be calculated without regard to such event.

                  "Heilig/Petsmart Mortgage Loans": The Mortgage Loans identified on the Mortgage Loan Schedule as control numbers 82, 109, 116, 117 and 135.

                  "Heilig/Petsmart Senior Balance": The principal balance of the Heilig/Petsmart Senior Component outstanding from time to time which, as of the Closing Date is equal to $7,746,625.01. On each Distribution Date, the Heilig/Petsmart Senior Balance shall be reduced by the amount of any distributions of principal allocated to the Heilig/Petsmart Senior Component on such Distribution Date pursuant to Section 4.01(k) or 9.01, as applicable, and shall be further reduced by the amount of any Realized Losses and Additional Trust Fund Expenses incurred with respect to the Heilig/Petsmart Mortgage Loans allocated to any Class of Sequential Pay Certificates on such Distribution Date pursuant to Section 4.04(a). The Heilig/Petsmart Senior Balance will be increased on any Distribution Date by the amount of any Certificate Deferred Interest allocated to any Class of Sequential Pay Certificates on such Distribution Date. Distributions in respect of a reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to any Class of Sequential Pay Certificates shall not constitute distributions of principal and shall not result in reduction of the Heilig/Petsmart Senior Balance.

                  "Heilig/Petsmart Senior Component": An undivided senior ownership interest in the Heilig/Petsmart Mortgage Loans represented by the REMIC I Senior Regular Interest.

                  "Heilig/Petsmart Subordinate Balance": The principal balance of the Heilig/Petsmart Subordinate Component outstanding from time to time which, on any date, shall equal the Class Principal Balance of the Class Q Certificates on such date.

                  "Heilig/Petsmart Subordinate Component": An undivided subordinate ownership interest in the Heilig/Petsmart Mortgage Loans represented by the Class Q Certificates.

                  "Historical Liquidation Report": A report substantially containing the information described in Exhibit S attached hereto, setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery Determination made, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period, set forth on a Mortgage Loan-by-Mortgage Loan basis.

                  "Historical Loan Modification Report": A report substantially containing the information described in Exhibit R attached hereto, setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

                  "Holder":  A Certificateholder.

                  "HUD-Approved Servicer": A servicer approved by the Secretary of Housing and Urban Development pursuant to Section 207 of the National Housing Act.

                  "Impound Reserve":  As defined in Section 3.16(c) hereof.

                  "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Master Servicer, the Special Servicer, the Controlling Class Representative, the Trustee and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer, the Controlling Class Representative, the Trustee or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Controlling Class Representative, the Special Servicer, the Trustee or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Controlling Class Representative, the Special Servicer, the Trustee or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Special Servicer, the Controlling Class Representative, the Trustee or any Affiliate thereof, as the case may be.

                  "Independent Appraiser": An Independent professional real estate appraiser who is a member in good standing of the Appraisal Institute, and, if the State in which the subject Mortgaged Property is located certifies or licenses appraisers, certified or licensed in such State, and in each such case, who has a minimum of five years experience in the subject property type and market.

                  "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I or REMIC II within the meaning of Section 856(d)(3) of the Code if REMIC I or REMIC II were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, delivered to the Trustee and the Master Servicer), so long as REMIC I or REMIC II does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I or REMIC II is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

                  "Insurance Policy": With respect to any Mortgage Loan, the Secured Creditor Impaired Property Policies, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

                  "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property, released to the Mortgagor, or any tenants or ground lessors, as the case may be, pursuant to the terms of the related Mortgage or lease, in accordance with the Servicing Standard.

                  "Insured Balloon Loan": Each Balloon Mortgage Loan that is insured by an RVI Policy and identified as an Insured Balloon Loan on the Mortgage Loan Schedule.

                  "Insured Event": With respect to a Lease Enhancement Policy, an RVI Policy or a Secured Creditor Impaired Property Policy, any occurrence, condition or event that gives rise or with the passage of time will give rise to a claim under the Lease Enhancement Policy, RVI Policy or Secured Creditor Impaired Property Policy.

                  "Interest Accrual Period": With respect to each Distribution Date, the calendar month prior to such Distribution Date.

                  "Interest Reserve Account": The segregated account created and maintained by the Master Servicer pursuant to Section 3.04(c) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "First Union National Bank, as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, on behalf of and in trust for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

                  "Interest Reserve Amount": With respect to each Interest Reserve Loan and each Distribution Date that occurs during February of each year and during January of each year that is not a leap year, an amount equal to one day's interest at the related Mortgage Rate on the related Stated Principal Balance as of the Due Date in the month in which such Distribution Date occurs (but prior to the application of any amounts owed on such Due Date), to the extent a Periodic Payment or P&I Advance is made in respect thereof for such Due Date as of the related P&I Advance Date.

                  "Interest Reserve Loan": Each Mortgage Loan that is an Actual/360 Mortgage Loan except with respect to one Actual/360 Mortgage Loan (identified on the Mortgage Loan Schedule as control number 30) for the period during which such Mortgage Loan provides for interest-only payments to be made in equal monthly installments.

                  "Interested Person": The Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, any Independent Contractor hired by the Special Servicer, any Holder of a Certificate, or any Affiliate of any such Person.

                  "Interim Delinquent Loan Status Report": A report substantially containing the content described in Exhibit V attached hereto, setting forth those Mortgage Loans which, as of the last day of the calendar month immediately preceding the preparation of such report, were delinquent.

                  "Internet Website": The Internet Websites maintained by the Trustee and, if applicable, the Master Servicer initially located at "www.ctslink.com/cmbs" and "www.firstunion.com", respectively, or such other address as provided to the parties hereto from time to time.

                  "Investment Account":  As defined in Section 3.06(a).

                  "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the Code and Treasury regulations promulgated thereunder.

                  "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, other than Penalty Interest, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period , and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

                  "Lease Enhancement Policy": With respect to a Credit Lease Loan, any non-cancelable credit lease enhancement insurance policy that insures against certain losses arising out of casualty and/or condemnation of the related Mortgaged Property.

                  "Lease Enhancement Policy Insurer": With respect to any Lease Enhancement Policy, Chubb Custom Insurance Company together with any assignee, successor or subsequent insurer thereunder.

                  "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement; or (iv) such Mortgage Loan is purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to Section 9.01. With respect to any REO Property (and the related REO
Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to Section 9.01.

                  "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property or REO Property by exercise of the power of eminent domain or condemnation, subject, however, to the rights of any tenants and ground lessors, as the case may be, and the rights of the Mortgagor under the terms of the related Mortgage; (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Subordinate Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement; or (vi) the purchase of a Mortgage Loan or REO Property by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder pursuant to Section 9.01.

                  "Loan-to-Value Ratio": With respect to any Mortgage Loan, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the then current principal amount of such Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

                  "Lockout Period": With respect to any Mortgage Note that prohibits the Mortgagor from prepaying such Mortgage Loan until a date specified in such Mortgage Note, the period from the Closing Date until the such specified date.

                  "Majority Mortgage Loans": All of the Mortgage Loans other than the Heilig/Petsmart Mortgage Loans.

                  "Majority Subordinate Certificateholder": As of any date of determination, any single Holder of Certificates entitled to greater than 50% of the Voting Rights allocated to the Controlling Class; provided, however, that if there is no single Holder of Certificates entitled to greater than 50% of the Voting Rights allocated to such Class, then the Majority Subordinate Certificateholder shall be the single Holder of Certificates with the largest percentage of Voting Rights allocated to such Class. With respect to determining the Majority Subordinate Certificateholder, the Class A-1 Certificates and the Class A-2 Certificates shall be deemed to be a single Class of Certificates, with such Voting Rights allocated among the Holders of Certificates of such Classes in proportion to the respective Certificate Principal Balances of such Certificates as of such date of determination.

                  "Master Servicer": First Union National Bank, its successor in interest (including the Trustee as successor pursuant to Section 7.02), or any successor master servicer appointed as herein provided.

                  "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

                  "Master Servicing Fee Rate": With respect to each Mortgage Loan, (a) the percentage set forth under the column "Loan Administration Cost Rate" on the Mortgage Loan Schedule that corresponds to such Mortgage Loan minus
(b) the Trustee Fee Rate and, if such Mortgage Loan is a Semi-Annual Mortgage Loan, the rate at which the Swap Fee accrues.

                  "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the Mortgage Note and creates a lien on the fee or leasehold interest in the related Mortgaged Property.

                  "Mortgage Deferred Interest": With respect to any Mortgage Loan as to which the Mortgage Rate has been reduced through a modification and any Distribution Date, the amount by which (a) interest accrued at such reduced rate is less than (b) the amount of interest that would have accrued on such Mortgage Loan at the Mortgage Rate before such reduction, to the extent such amount has been added to the outstanding principal balance of such Mortgage Loan.

                  "Mortgage File": With respect to any Mortgage Loan, collectively the following documents:

                    (i) the original executed Mortgage Note including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of Norwest Bank Minnesota, National Association, as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 or in blank;

                    (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon;

                   (iii) an original or copy of any related Assignment of
                         Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon;

                    (iv) an original executed assignment, in recordable form, of
                         (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Norwest Bank Minnesota, National Association, as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, or in blank;

                    (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of Norwest Bank Minnesota, National Association, as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, or in blank;

                    (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed;

                   (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued, an original or copy of an irrevocable, binding commitment to issue such title insurance policy; and

                  (viii) any filed copies (bearing evidence of filing) or
                         other evidence of filing satisfactory to the Trustee of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statements in favor of the Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, as appropriate, in form suitable for filing, as appropriate, in favor of Norwest Bank Minnesota, National Association, as trustee for the registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, or in blank;

                    (ix) an original or copy of any Ground Lease, any Credit
                         Lease and any Secured Creditor Impaired Property Policy, Lease Enhancement Policy, RVI Policy or Guaranty; and

                    (x) any intercreditor agreement relating to permitted debt of the Mortgagor.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or the Custodian for documents described in clauses
(vi) and (ix) (solely with respect to any Guaranty) of this definition, shall be deemed to include only such documents to the extent the Trustee or Custodian has actual knowledge of their existence.

                  "Mortgage Loan": Each of the mortgage loans transferred and assigned to the Trust Fund pursuant to Section 2.01 and listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage, any Lease Enhancement Policy, any RVI Policy, any Secured Creditor Impaired Property Policy and other security documents contained in the related Mortgage File.

                  "Mortgage Loan Purchase Agreements": Those certain mortgage loan purchase agreements, each dated as of May 1, 2000, between the Depositor and the respective Mortgage Loan Seller and relating to the transfer of the related Mortgage Loans to the Depositor.

                  "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of REMIC I and REMIC II, attached hereto as Exhibit B and in a computer readable format. Such list shall set forth the following information with respect to each Mortgage Loan:

                     (i) the Mortgage Loan number;

                    (ii) the street address (including city, state and zip code)
                         and name of the related Mortgaged Property;

                   (iii) the Cut-off Date Balance;

                    (iv) the amount of the Periodic Payment due on the first Due
                         Date following the Closing Date;

                    (v)  the original Mortgage Rate;

                    (vi) the (A) original term to stated maturity, (B) remaining term to stated maturity and (C) the Stated Maturity
                         Date;

                   (vii) in the case of a Balloon Mortgage Loan, the remaining amortization term;

                  (viii) the original and remaining amortization term;

                    (ix) whether the Mortgage Loan is secured by a Ground Lease;

                    (x)  the Master Servicing Fee Rate;

                    (xi) whether such Mortgage Loan is an ARD Loan and if so the
                         Anticipated Repayment Date and Additional Interest Rate for such ARD Loan;

                   (xii) whether the Mortgage Loan is an Actual-360 Mortgage
                         Loan;

                  (xiii) the related Mortgage Loan Seller;

                   (xiv) whether the Mortgage Loan is a Credit Lease Loan and if so, the related Tenant or guarantor of such Credit Lease Loan;

                    (xv) whether such Mortgage Loan is insured by a Lease
                         Enhancement Policy or an RVI Policy;

                   (xvi) whether such Mortgage Loan is cross-defaulted with any other Mortgage Loan;

                  (xvii) whether such Mortgage Loan is a Defeasance Loan,
                         Semi-Annual Mortgage Loan, or Insured Balloon Loan;

                 (xviii) whether the Mortgage Loan is secured by a letter of credit;

                   (xix) whether such Mortgage Loan is an Interest Reserve
                         Loan;

                    (xx) whether payments on such Mortgage Loan are made to a
                         lock-box; and

                   (xxi) the amount of any Reserve Funds escrowed in respect of each Mortgage Loan.

                   "Mortgage Loan Seller": Any of First Union National Bank or its successor in interest or Merrill Lynch Mortgage Capital Inc. or its successor in interest.

                   "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

                   "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

                   "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the fixed annualized rate, not including any Additional Interest Rate, at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law; (ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Stated Maturity Date, but giving effect to any modification thereof as contemplated by Section 3.20; and
(iii) any REO Loan, the annualized rate described in clause (i) or (ii), as applicable, above determined as if the predecessor Mortgage Loan had remained outstanding, provided, however, that if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months, then, solely for purposes of calculating the Pass- Through Rates, the Mortgage Rate of such Mortgage Loan for any one-month period preceding a related Due Date will be the annualized rate at which interest would have to accrue in respect of such Mortgage Loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce the aggregate amount of interest actually accrued (exclusive of Penalty Interest or Additional Interest) in respect of such Mortgage Loan during such one-month period at the related Mortgage Rate; provided, however, that with respect to each Interest Reserve Loan, the Mortgage Rate for the one-month period (A) preceding the Due Dates that occur in January and February in any year which is not a leap year or preceding the Due Date that occurs in February in any year which is a leap year, and (B) preceding the Due Date in March, will be the per annum rate stated in the related Mortgage Note.

                   "Mortgaged Property": The property subject to the lien of a Mortgage.

                   "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

                   "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the sum of (I) the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of voluntary Principal Prepayments on the Majority Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Certificate Account for such Distribution Date pursuant to

Section 3.19(a) in connection with such Prepayment Interest Shortfalls on the Majority Mortgage Loans, plus (II) the amount, if any, by which (y) the product of (i) a fraction, the numerator of which is equal to the Heilig/Petsmart Senior Balance and the denominator of which is equal to the sum of the Heilig/Petsmart Senior Balance and the Heilig/Petsmart Subordinate Balance, and (ii) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of voluntary Principal Prepayments on the Heilig/Petsmart Mortgage Loans during the related Collection Period, exceeds (z) the aggregate amount deposited by the Master Servicer in the Certificate Account for such Distribution Date pursuant to Section 3.19(a) in connection with such Prepayment Interest Shortfalls on the Heilig/Petsmart Mortgage Loans.

                  "Net Investment Earnings": With respect to the Certificate Account, the Interest Reserve Account, any Servicing Account, any Reserve Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such account, exceeds the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with
Section 3.06.

                  "Net Investment Loss": With respect to the Certificate Account, the Interest Reserve Account, any Servicing Account, any Reserve Account, the Distribution Account or the REO Account (if any) for any Collection Period, the amount by which the aggregate of all losses, if any, incurred during such Collection Period in connection with the investment of funds held in such account in accordance with Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

                  "Net Mortgage Rate": With respect to any Mortgage Loan or any REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate minus the sum of the Trustee Fee Rate, the applicable Master Servicing Fee Rate and, if such Mortgage Loan is a Semi-Annual Mortgage Loan, the rate at which the Swap Fee accrues.

                   "Net Operating Income or NOI": As defined in and determined in accordance with the provisions of Exhibit E attached hereto.

                  "New Lease": Any lease of REO Property entered into at the direction of the Special Servicer on behalf of REMIC I or REMIC II, including any lease renewed, modified or extended on behalf of REMIC I or REMIC II if REMIC I or REMIC II has the right to renegotiate the terms of such lease.

                  "NOI Adjustment Worksheet": A report prepared by the Special Servicer, with respect to each Specially Serviced Mortgage Loan and REO Loan and by the Master Servicer with respect to each other Mortgage Loan substantially containing the content described in Exhibit T attached hereto, presenting the computations made in accordance with the methodology described in Exhibit

T to "normalize" the full year net operating income and debt service coverage numbers used in the other reports required by this Agreement and in accordance with the most recent CMSA standards.

                   "Nonrecoverable Advance": Any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.

                  "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan or REO Loan by the Master Servicer or Trustee, as the case may be, that, as determined by the Master Servicer or the Trustee; as applicable, in accordance with the Servicing Standard with respect to such P&I Advance will not be ultimately recoverable from Late Collections, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan.

                  "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Loan by the Master Servicer, the Special Servicer or Trustee, as the case may be, that, as determined by the Master Servicer, the Special Servicer or the Trustee in accordance with the Servicing Standard, will not be ultimately recoverable from Late Collections, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

                  "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q, Class R-I, Class R-II, Class R-III or Class IV Certificate.

                   "Non-United States Person": Any Person other than a United States Person.

                   "Officers' Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or by a Responsible Officer of the Trustee.

                  "Operating Statement Analysis": With respect to each Mortgage Loan and REO Mortgaged Property, a report prepared by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Loan and by the Master Servicer with respect to each other Mortgage Loan substantially containing the content described in Exhibit U attached hereto and conforming to the most recent CMSA standard.

                  "Opinion of Counsel": A written opinion of counsel (which counsel may be a salaried counsel for the Depositor, the Master Servicer and the Special Servicer) acceptable to and delivered to the Trustee or the Master Servicer, as the case may be except that any opinion of counsel relating to (a) the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC; (b) the qualification of the Grantor Trust as a grantor trust; (c) compliance with REMIC provisions or (d) the resignation of the Master Servicer, Special Servicer or Depositor pursuant to Section 6.04 must be an opinion of counsel who is in fact Independent of the Master Servicer, Special Servicer or Depositor; as applicable.

                  "Original Class Principal Balance": With respect to any Class of Regular Certificates (other than the Class IO Certificates), the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement. With respect to the Class Q Certificates, the initial Class Principal Balance thereof as of the Closing Date, which is $2,127,760.53.

                   "Original Notional Amount": $776,325,806.

                   "OTS": The Office of Thrift Supervision or any successor thereto.

                   "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                   "Pass-Through Rate": With respect to:

                     (i) the Class A-1 Certificates for any Distribution Date, 7.739% per annum;

                     (ii) the Class A-2 Certificates for any Distribution Date, 7.841% per annum;

                     (iii) the Class B Certificates for any Distribution Date, the lesser of (A) 7.973% per annum and (B) the REMIC III Remittance Rate for such Distribution Date;

                     (iv) the Class C Certificates for any Distribution Date, the lesser of (A) 8.087% per annum and (B) the REMIC III Remittance Rate for such Distribution Date;

                     (v) the Class D Certificates for any Distribution Date, the lesser of (A) 8.185% per annum and (B) the REMIC III Remittance Rate for such Distribution Date;

                     (vi) the Class E Certificates for any Distribution Date, the REMIC III Remittance Rate for such Distribution Date;

                     (vii) the Class F Certificates for any Distribution Date, the REMIC III Remittance Rate for such Distribution Date;

                     (viii) the Class G Certificates for any Distribution Date,
                            6.25% per annum;

                     (ix) the Class H Certificates for any Distribution Date, 6.25% per annum;

                     (x) the Class J Certificates for any Distribution Date, 6.25% per annum;

                     (xi) the Class K Certificates for any Distribution Date, 6.25% per annum;

                     (xii) the Class L Certificates for any Distribution Date, 6.25% per annum;

                     (xiii) the Class M Certificates for any Distribution Date,
                            6.25% per annum;

                     (xiv) the Class N Certificates for any Distribution Date, 6.25% per annum;

                     (xv) each Component of the Class IO Certificates for any Distribution Date, the excess, if any, of the REMIC III Remittance Rate for such Distribution Date, over the Pass-Through Rate applicable for such Distribution Date to the Class of Sequential Pay Certificates as to which it is the Corresponding Component; and

                     (xvi) the Class Q Certificates for any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                  "Paying Agent": The paying agent appointed pursuant to Section
8.13. If no such paying agent has been appointed or if such paying agent has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Paying Agent.

                  "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or the Trustee pursuant to Section 4.03(a) and (b).

                   "P&I Advance Date": The Business Day immediately preceding each Distribution Date.

                  "Penalty Interest": With respect to any Mortgage Loan (or successor REO Loan), any amounts collected thereon, other than late payment charges, Additional Interest, Prepayment Premiums or Yield Maintenance Charges, that represent penalty interest (arising out of a default) in excess of interest on the Stated Principal Balance of such Mortgage Loan (or successor REO Loan) accrued at the related Mortgage Rate.

                  "Percentage Interest": With respect to any Regular Certificate or any Class Q Certificate, the portion of the relevant Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the Certificate Principal Balance or Certificate Notional Amount, as the case may be, of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Principal Balance or Original Notional Amount, as the case may be, of the relevant Class. With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

                  "Periodic Payment": With respect to any Mortgage Loan as of any Due Date, the scheduled payment of principal and/or interest on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

                   "Permitted Investments": Any one or more of the following obligations or securities (including obligations or securities of the Trustee if otherwise qualifying hereunder):

                     (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change or be liquidated prior to maturity. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                     (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest rating categories of each of Standard & Poor's and Fitch or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                     (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short term obligations of which are rated in the highest rating categories of each of Standard & Poor's and Fitch or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of Standard & Poor's and Fitch or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The commercial paper by its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either by fixed or variable. If such interest is variable, interest must be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index;

                     (v) units of money market funds rated AAAm or AAAm-G by Standard & Poor's and in the highest rating category of Fitch (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies) and which seeks to maintain a constant net asset value. In addition, any such item must not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms must have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; and

                     (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

                   "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

                   "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                   "Plurality Residual Certificateholder": As to any taxable year of REMIC I, REMIC II, REMIC III or REMIC IV, the Holder of Certificates holding the largest Percentage Interest of the related Class of Residual Certificates.

                  "Policy Termination Event": With respect to any Lease Enhancement Policy, RVI Policy or Secured Creditor Impaired Property Policy, any abatement, rescission, cancellation, termination, contest, legal process, arbitration or disavowal of liability thereunder by the related insurer.

                  "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 0% CPR (within the meaning of the Prospectus), except that it is assumed that each ARD Loan is repaid on its Anticipated Repayment Date.

                  "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan following such Mortgage Loan's Due Date in such Collection Period, (or, with respect to any Semi-Annual Mortgage Loan, following the 1st day of the month), the amount of interest (net of the related Master Servicing Fee and if applicable, the Additional Interest) accrued on the amount of such Principal Prepayment during the period from and after such Due Date (or, with respect to any Semi-Annual Mortgage Loan, following the 1st day of the month) and ending on the date such Principal Prepayment was applied to such Mortgage Loan, to the extent collected (exclusive of any related Prepayment Premium or Yield Maintenance Charge actually collected).

                  "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a voluntary Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date (or, with respect to any Semi-Annual Mortgage Loan, prior to the 1st day of the month) in such Collection Period, the amount of interest, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium or Yield Maintenance Charge actually collected), that would have accrued at a rate per annum equal to the sum of (x) the related Net Mortgage Rate for such Mortgage Loan and (y) the Trustee Fee Rate, on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date (or, with respect to any Semi-Annual Mortgage Loan, prior to the 1st day of the month), inclusive.

                   "Prepayment Premium": Any premium, penalty or fee (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

                  "Prime Rate": The "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate", then the Master Servicer shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Master Servicer shall select a comparable interest rate index. In either case, such selection shall be made by the Master Servicer in its sole discretion and the Master Servicer shall notify the Trustee and the Special Servicer in writing of its selection.

                   "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the following (excluding any part allocable to the Heilig/Petsmart Subordinate Component):

                  (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments due or deemed due in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection
         Period, to the extent not previously received or advanced with respect to a Distribution Date prior to the related Collection Period;

                  (b) the aggregate of all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

                  (c) with respect to any Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (other than a Principal Prepayment) made by or on behalf of the related Mortgagor during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

                  (d) the aggregate of the principal portion of all Liquidation Proceeds, Insurance Proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments that were received on the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer and/or Special Servicer as recoveries of principal of such Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

                  (e) with respect to any REO Properties, the aggregate of the principal portions of all Assumed Scheduled Payments deemed due in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

                  (f) with respect to any REO Properties, the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period on such REO Properties and that were identified and applied by the Master Servicer and/or Special Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

                  (g) if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Sequential Pay Certificates on such immediately preceding Distribution Date pursuant to Section 4.01.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date; and provided that it shall not include a payment of principal that is accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                   "Principal Recovery Fee": With respect to each Specially Serviced Mortgage Loan and REO Loan, the fee payable to the Special Servicer out of certain related recoveries pursuant to the second paragraph of Section 3.11(c).

                   "Principal Recovery Fee Rate": With respect to all amounts set forth in the third paragraph of Section 3.11(c), 1.00%.

                  "Privileged Person": Any Certificateholder, Certificate Owner, any Person identified to the Trustee or the Master Servicer, as applicable, as a prospective transferee of a Certificate or interest therein, any Rating Agency, either Mortgage Loan Seller, either Underwriter or any party hereto; provided that no Certificate Owner or prospective transferee of a Certificate or interest therein shall be considered a "Privileged Person" or be entitled to a password or restricted access as contemplated by Section 3.15 unless such Person has delivered to the Trustee or the Master Servicer, as applicable, a certification in the form of Exhibit X-1 or Exhibit X-2, as applicable.

                  "Proposed Successor":  As defined in Section 6.04.

                   "Prospectus": The prospectus dated April 18, 2000, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

                   "Prospectus Supplement": The final prospectus supplement dated April 28, 2000 of the Depositor relating to the registration of the Registered Certificates under the Securities Act.

                  "Purchase Price": With respect to any Mortgage Loan to be purchased by a Mortgage Loan Seller pursuant to the related Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to
Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to
Section 3.18(c) or by the Depositor, the Special Servicer, the Majority Subordinate Certificateholder or the Master Servicer pursuant to Section 9.01 or to be otherwise sold pursuant to Section 3.18(d), a cash price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase plus any accrued interest on P&I Advances made with respect to such Mortgage Loan, (b) all related and unreimbursed Servicing Advances plus any accrued interest thereon, (c) any reasonable costs and expenses incurred by the Master Servicer, the Special Servicer or the Trust Fund in connection with any such purchase by a Mortgage Loan Seller (to the extent not included in clause
(b) above) and (d) any other Additional Trust Fund Expenses in respect of such Mortgage Loan; provided, that the Purchase Price shall not be reduced by any outstanding P&I Advance.

                  "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction (i) with a minimum claims paying ability rating of at least "A" by Standard & Poor's and Fitch (or if not rated by Fitch then "A- IX" by A.M. Best) (or the obligations of which are guaranteed or backed by a company having such a claims paying ability) and (ii) with respect to the fidelity bond and errors and omissions Insurance Policy required to be maintained pursuant to Section 3.07(c), an insurance company that has a claims paying ability rated no lower than two rating categories (without regard to pluses or minuses or numerical qualifications) below the rating assigned to the then highest rated outstanding Certificate (or, with respect to the required Fitch rating, if not rated by Fitch, then "A-IX" by A.M.
Best), but in no event lower than "A" by Standard & Poor's and Fitch (or if not rated by Fitch then "A-IX" by A.M. Best) or, in the case of clauses (i) and
(ii), such other rating as each Rating Agency shall have confirmed in writing will not cause such Rating Agency to downgrade, qualify or withdraw the then-current rating assigned to any of the Certificates that are then currently being rated by such Rating Agency.

                   "Qualified Substitute Mortgage Loan": A mortgage loan which must, on the date of substitution: (i) have an outstanding Stated Principal Balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs; (ii) have a Mortgage Rate not less than the Mortgage Rate of the deleted Mortgage Loan; (iii) have the same Due Date as the deleted Mortgage Loan; (iv) accrue interest on the same basis as the deleted Mortgage Loan (for example, on the basis of a 360-day year consisting of twelve 30-day months); (v) have a remaining term to stated maturity not greater than, and not more than two years less than, the remaining term to stated maturity of the deleted Mortgage Loan; (vi) have an original Loan-to-Value Ratio not higher than that of the deleted Mortgage Loan and a current Loan-to-Value Ratio not higher than the then current Loan-to-Value Ratio of the deleted Mortgage Loan; (vii) comply as of the date of substitution with all of the representations and warranties set forth in the Mortgage Loan Purchase Agreement; (viii) have an Environmental Assessment that indicates no adverse environmental conditions with respect to the related Mortgaged Property and which will be delivered as a part of the related Mortgage File; (ix) have an original Debt Service Coverage Ratio of not less than the original Debt Service Coverage Ratio of the deleted Mortgage Loan and a current Debt Service Coverage Ratio of not less than the current Debt Service Coverage Ratio of the deleted Mortgage Loan; (x) be determined by an Opinion of Counsel (at the applicable Mortgage Loan Seller's expense) to be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code; (xi) not have a maturity date after the date two years prior to the Rated Final Distribution Date; (xii) not be substituted for a deleted Mortgage Loan unless the Trustee has received prior confirmation in writing by each Rating Agency that such substitution will not result in the withdrawal, downgrade, or qualification of the rating assigned by the Rating Agency to any Class of Certificates then rated by the Rating Agency (the cost, if any, of obtaining such confirmation to be paid by the applicable Mortgage Loan Seller); (xiii) have a date of origination that is not more than 12 months prior to the date of substitution; (xiv) have been approved by the Controlling Class Representative (or, if there is no Controlling Class Representative then serving, by the Holders of Certificates representing a majority of the Voting Rights allocated to the Controlling Class), which approval may not be unreasonably withheld or delayed; and (xv) not be substituted for a deleted Mortgage Loan if it would result in the termination of the REMIC status of any of the REMICs established under this Agreement or the imposition of tax on any of such REMICs other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement, as determined by an Opinion of Counsel. In the event that one or more mortgage loans are substituted for one or more deleted Mortgage Loans, then the amounts described in clause (i) shall be determined on the basis of aggregate principal balances and the rates described in clause (ii) above and the remaining term to stated maturity referred to in clause (v) above shall be determined on a weighted average basis. When a Qualified Substitute Mortgage Loan is substituted for a deleted Mortgage Loan, the applicable Mortgage Loan Seller shall certify that the Mortgage Loan meets all of the requirements of the above definition and shall send such certification to the Trustee.

                  "Rated Final Distribution Date": The Distribution Date in May 2032, the first Distribution Date after the 24th month following the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term.

                  "Rating Agency":  Each of Standard & Poor's and Fitch.

                   "Realized Loss": With respect to: (1) each defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or such REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date in the Collection Period in which the Final Recovery Determination was made (exclusive of any portion thereof that constitutes default interest in excess of the Mortgage Rate, Additional Interest, Prepayment Premiums or Yield Maintenance Charges), plus (c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or the REO Property that relates to such REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each defaulted Mortgage Loan as to which any portion of the principal or previously accrued interest (other than Additional Interest and Penalty Interest) payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal and/or interest so canceled; and (3) each Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Periodic Payment due thereon (each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Periodic Payment).

                   "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

                   "Registered Certificate": Any Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, or Class IO Certificate.

                   "Regular Certificate": Any REMIC IV Certificate other than a Class R-IV Certificate.

                   "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances in accordance with Section 3.03(d) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

                   "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                   "REMIC Administrator": The Trustee or any REMIC administrator appointed pursuant to Section 8.14.

                  "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

                  "REMIC Principal Balance": The principal amount of any REMIC I Senior Regular Interest, REMIC I Subordinate Regular Interest, REMIC II Regular Interest or REMIC III Regular Interest outstanding as of any date of determination. As of the Closing Date, the REMIC Principal Balance of the REMIC I Senior Regular Interest shall equal the Heilig/Petsmart Senior Balance as of the Closing Date, the REMIC Principal Balance of the REMIC I Subordinate Regular Interest shall equal the Heilig/Petsmart Subordinate Balance as of the Closing Date, the REMIC Principal Balance of each REMIC II Regular Interest shall equal the Cut-off Date Balance of the related Majority Mortgage Loan or the REMIC Principal Balance of the related REMIC I Senior Regular Interest, and the REMIC Principal Balance of each REMIC III Regular Interest shall equal the Original Class Principal Balance of the corresponding Class of Sequential Pay Certificates as set forth in the Preliminary Statement hereto. On each Distribution Date, the REMIC Principal Balance of each REMIC III Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to Section 4.01(h), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(b). On each Distribution Date, the REMIC Principal Balance of each REMIC II Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made in respect of such REMIC II Regular Interest on such Distribution Date pursuant to Section 4.01(i), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to
Section 4.04(c). On each Distribution Date, the REMIC Principal

Balance of the REMIC I Subordinate Regular Interest shall be permanently reduced by all distributions of principal made in respect of the Class Q Certificates on such Distribution Date pursuant to Section 4.01(k)(v), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses allocated to the Class Q Certificates on such Distribution Date pursuant to Section 4.04(a). On each Distribution Date, the REMIC Principal Balance of the REMIC I Senior Regular Interest shall be permanently reduced by all distributions of principal deemed to have been made in respect of the REMIC I Senior Regular Interest on such Distribution Date pursuant to Section 4.01(j), and shall be further permanently reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to
Section 4.04(d).

                  "REMIC I": The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made and, consisting of: (i) the Heilig/Petsmart Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received after the Closing Date (excluding any interest (other than Penalty Interest) or principal payable on the Mortgage Loans which is attributable to any portion of a Servicing Fee, Workout Fee or Principal Recovery Fee that is deemed to be in excess of the amount of such Servicing Fee, Workout Fee or Principal Recovery Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions), together with all documents included in the related Mortgage Files and any Escrow Payments and Reserve Funds; (ii) any REO Property acquired in respect of a Heilig/Petsmart Mortgage Loan; (iii) such funds or assets representing any interest (other than Penalty Interest) or principal payable on the Heilig/Petsmart Mortgage Loans which is attributable to any portion of a Servicing Fee, Workout Fee or Principal Recovery Fee that is deemed to be in excess of the amount of such Servicing Fee, Workout Fee or Principal Recovery Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions) as from time to time are deposited in the Certificate Account, the Distribution Account, the Interest Reserve Account and, if established, the REO Account; (iv) the rights of the Depositor under Sections 2, 3, 9, 10, 12, 13, 14, 15, 16 and 17 of the Mortgage Loan Purchase Agreement with Merrill Lynch Mortgage Capital Inc. with respect to the Heilig/Petsmart Mortgage Loans; and (v) the rights of the mortgagee under all Insurance Policies with respect to the Heilig/Petsmart Mortgage Loans.

                   "REMIC I Regular Interest": The REMIC I Senior Regular Interest or the REMIC I Subordinate Regular Interest.

                   "REMIC I Remittance Rate": With respect to any Distribution Date, the Weighted Average REMIC I Remittance Rate for such Distribution Date.

                   "REMIC I Senior Regular Interest": The separate non-certificated beneficial ownership interest in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto, and held by REMIC II

                  "REMIC I Subordinate Regular Interest": The separate beneficial ownership interest in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto and evidenced by the Class Q Certificates.

                  "REMIC II": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made and, consisting of: (i) all of the Majority Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Majority Mortgage Loans received after the Closing Date (excluding (a) all Additional Interest on such Majority Mortgage Loans, and (b) any interest (other than Penalty Interest) or principal payable on such Majority Mortgage Loans which is attributable to any portion of a Servicing Fee, Workout Fee or Principal Recovery Fee that is deemed to be in excess of the amount of such Servicing Fee, Workout Fee or Principal Recovery Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions), together with all documents included in the related Mortgage Files and any related Escrow Payments and Reserve Funds;
(ii) any REO Property acquired in respect of such a Majority Mortgage Loan;
(iii) such funds or assets (other than Additional Interest) representing any interest (other than Penalty Interest) or principal payable on such Majority Mortgage Loans which is attributable to any portion of a Servicing Fee, Workout Fee or Principal Recovery Fee that is deemed to be in excess of the amount of such Servicing Fee, Workout Fee or Principal Recovery Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions) as from time to time are deposited in the Certificate Account, the Distribution Account, the Interest Reserve Account and, if established, the REO Account; (iv) the rights of the Depositor under Sections 2, 3, 9, 10, 12, 13, 14, 15, 16 and 17 of each of the Mortgage Loan Purchase Agreement with respect to such Majority Mortgage Loans; (v) the rights of the mortgagee under all Insurance Policies with respect to such Majority Mortgage Loans; and (vi) the REMIC I Senior Regular Interest.

                  "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II, as described in the Preliminary Statement hereto.

                   "REMIC II Remittance Rate": With respect to any REMIC II Regular Interest for any Distribution Date: (1) if such REMIC II Regular Interest relates to the REMIC I Senior Regular Interest, the REMIC I Remittance Rate for the REMIC I Senior Regular Interest, or (2) if such REMIC II Regular Interest relates to a Majority Mortgage Loan, either (A) if, in accordance with its terms in effect on the Closing Date, the related Majority Mortgage Loan accrues interest on a 30/360 Basis, the Net Mortgage Rate in effect for the related Majority Mortgage Loan as of the Closing Date; or (B) if, in accordance with its terms in effect on the Closing Date, the related Majority

Mortgage Loan accrues interest on an Actual/360 Basis (or any other interest accrual basis besides a 30/360 Basis), a rate per annum equal to (a) a fraction (expressed as a percentage and rounded to the sixth decimal place), the numerator of which is the product of 12 times the aggregate amount of interest that would accrue during the calendar month preceding the month in which such Distribution Date occurs on the REMIC Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date if such interest were calculated (a) at the Mortgage Rate in effect for the related Majority Mortgage Loan as of the Closing Date and (b) on an Actual/360 Basis (or on such other basis, besides a 30/360 Basis, that was applicable to the accrual of interest on the related Majority Mortgage Loan as of the Closing Date), and the denominator of which is the REMIC Principal Balance of such REMIC II Regular Interest immediately prior to such Distribution Date, minus (b) the sum of (i) the Master Servicing Fee Rate for the related Majority Mortgage Loan; (ii) the Trustee Fee Rate and (iii) if applicable, the rate at which the Swap Fee accrues; provided that, in the case of an Interest Reserve Loan, the amount of the numerator for the fraction described in clause (2)(B)(a) above shall (x) for the Distribution Date that occurs during February of each year or during January of each year that is not a leap year, be reduced by the related Interest Reserve Amount that is to be transferred from the Certificate Account to the Interest Reserve Account on such Distribution Date and (y) for the Distribution Date that occurs during March of each year, be equal to thirty days' interest at the related Mortgage Rate in effect as of the Closing Date; provided further that, if the Mortgage Rate of the related Majority Mortgage Loan has been modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, the REMIC II Remittance Rate for such Majority Mortgage Loan shall be calculated without regard to such event.

                  "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of REMIC IV, as holder of the REMIC III Regular Interests, and the Holders of the Class R-III Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

                  "REMIC III Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. Each REMIC III Regular Interest shall accrue interest at the REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial REMIC Principal Balance as described in the Preliminary Statement hereto. The designations for the respective REMIC III Regular Interests are set forth in the Preliminary Statement hereto.

                  "REMIC III Remittance Rate": With respect to each REMIC III Regular Interest for any Distribution Date, the Weighted Average REMIC II Remittance Rate for such Distribution Date.

                  "REMIC IV": The segregated pool of assets consisting of all of the REMIC III Regular Interests conveyed in trust to the Trustee pursuant to
Section 2.08 for the benefit of the

Holders of the REMIC IV Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

                  "REMIC IV Certificate": Any Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class IO, Class J, Class K, Class L, Class M, Class N or Class R-IV Certificate.

                   "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

                  "REO Account": A segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "ORIX Real Estate Capital Markets, LLC, as Special Servicer, in trust for registered holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1".

                   "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

                   "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

                   "REO Extension": As defined in Section 3.16(a).

                   "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to be outstanding for so long as the related REO Property remains part of REMIC I or REMIC II and deemed to provide for Periodic Payments of principal and/or interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan and the acquisition of the related REO Property as part of the Trust Fund). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Scheduled Payments (other than a Balloon Payment), Assumed Scheduled Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (after provision for amounts to be applied to the payment of, or to be reimbursed to the Master Servicer, the Special Servicer, or the Trustee for the payment of, the costs of operating, managing, selling, leasing and maintaining the related REO Property or for the reimbursement of the Master Servicer, the Special Servicer, or the Trustee for other related Servicing Advances) shall be treated: first, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt (exclusive of any portion thereof that constitutes Additional Interest); second, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; and third, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan, including, without limitation, (i) Yield Maintenance Charges, Prepayment Premiums and Penalty Interest and (ii) Additional Interest and other amounts, in that order. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer, the Special Servicer or the Trustee in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.03(d) and 4.03(d), shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee, as the case may be, in respect of an REO Loan pursuant to Section 3.05(a).

                  "REO Property": A Mortgaged Property acquired on behalf and in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

                  "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

                  "REO Status Report": A report substantially containing the information described in Exhibit O attached hereto, and setting forth with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, among other things, (i) the acquisition date of such REO Property,
(ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any prepared internally by the Special Servicer).

                  "REO Tax":  As defined in Section 3.17(a).

                  "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit D-1 attached hereto or of the Special Servicer in the form of Exhibit D-2 attached hereto.

                   "Required Appraisal": With respect to each Required Appraisal Mortgage Loan, an appraisal of the related Mortgaged Property from an Independent Appraiser selected by the Special Servicer, prepared in accordance with 12 CFR ss.225.62 and conducted in accordance with the standards of the Appraisal Institute.

                   "Required Appraisal Date": With respect to any Required Appraisal Mortgage Loan, the earliest date on which any of the items specified in clauses (i) through (vi) of the definition of Required Appraisal Mortgage Loan occurs.

                  "Required Appraisal Mortgage Loan": Each Mortgage Loan (i) that is sixty (60) days or more delinquent in respect of any Periodic Payments,
(ii) that becomes an REO Loan, (iii) that has been modified by the Special Servicer to reduce the amount of any Periodic Payment (other than a Balloon Payment), (iv) with respect to which a receiver is appointed and continues in such capacity in respect of the related Mortgaged Property, (v) with respect to which a Mortgagor declares bankruptcy or with respect to which the related Mortgagor is subject to a bankruptcy proceeding or (vi) with respect to which any Balloon Payment on such Mortgage Loan has not been paid by its scheduled maturity date. Any Required Appraisal Mortgage Loan shall cease to be such at such time as it has become a Corrected Mortgage Loan.

                  "Required Appraisal Value": An amount equal to 90% of the Appraised Value (net of any prior liens and estimated liquidation expenses) of the Mortgaged Property related to the subject Required Appraisal Mortgage Loan as determined by a Required Appraisal; and provided further that for purposes of determining any Appraisal Reduction Amount in respect of such Required Appraisal Mortgage Loan, such Appraisal Reduction Amount shall be amended annually to reflect the Required Appraisal Value determined pursuant to any Required Appraisal or letter update of a Required Appraisal conducted subsequent to the original Required Appraisal performed pursuant to Section 3.09(a).

                   "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(f).

                  "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for environmental remediation, repairs and/or capital improvements to the related Mortgaged Property.

                   "Residual Certificate": A Class R-I, Class R-II, Class R-III or Class R-IV Certificate.

                  "Responsible Officer": When used with respect to (i) the initial Trustee any officer or assistant officer in the Corporate Trust Services Group of the initial Trustee and (ii) any successor Trustee, any officer or assistant officer in the Corporate Trust Department of the Trustee, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

                   "Restricted Servicer Reports": Each of the Watch List, Operating Statement Analysis, NOI Adjustment Worksheet and Comparative Financial Status Report.

                   "RVI Policy": A non-cancelable residual value insurance policy that guaranties the Balloon Payment on each Insured Balloon Loan issued by an R.V.I. Policy Insurer.

                  "RVI Policy Insurer": Either (i) R.V.I. American Insurance Company or its successors and assigns or (ii) Financial Structures Limited or its successors and assigns, with a cut- through endorsement issued by Royal Indemnity Company or its successors and assigns.

                  "Scheduled Payment": With respect to any Mortgage Loan, for any Due Date following the Cut-off Date as of which it is outstanding, the scheduled Periodic Payment of principal and interest (other than Additional Interest) on such Mortgage Loan that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20 or acceleration of principal by reason of default, and assuming that each prior Scheduled Payment has been made in a timely manner.

                  "Secured Creditor Impaired Property Policy": A secured creditor impaired policy naming the Trustee, as trustee hereunder, as the named insured, and issued by Commerce & Industry Insurance Company, a member company of American International Group, Inc., and all such policies collectively the "Secured Creditor Impaired Property Policies."

                   "Secured Creditor Impaired Property Policy Insurer": With respect to any Secured Creditor Impaired Property Policy, Commerce and Industry Insurance Company, together with any assignee, successor, or subsequent insurer thereunder.

                  "Securities Act":  The Securities Act of 1933, as amended.

                  "Semi-Annual Loan Interest Advance Amount": With respect to any Semi-Annual Mortgage Loan and any Distribution Date occurring in a month in which there is no Due Date for such Semi-Annual Mortgage Loan, one-sixth of the Semi-Annual Loan Scheduled Interest Payment that is payable on the immediately succeeding Due Date for such Semi-Annual Mortgage Loan (net of related Servicing Fees and net of the Swap Fee).

                  "Semi-Annual Loan Scheduled Interest Payment": With respect to any Semi-Annual Mortgage Loan, that portion of the scheduled semi-annual payment of principal and/or interest (other than Additional Interest) on such Semi-Annual Mortgage Loan that relates to interest and that is payable by the related Mortgagor under the related Mortgage Note.

                  "Semi-Annual Loan Swap Agreement": The swap transaction confirmation dated as of May 1, 2000 between First Union National Bank and First Union National Bank RC6578 with respect to the payment of scheduled interest under the Semi-Annual Mortgage Loans or successor agreement.

                   "Semi-Annual Mortgage Loan": Each Mortgage Loan, the Periodic Payments of which are due semi-annually pursuant to the terms of the related Mortgage Note and that is identified as a Semi-Annual Mortgage Loan on the Mortgage Loan Schedule.

                   "Senior Certificate": Any Class A-1, Class A-2 or Class IO Certificate.

                   "Sequential Pay Certificates": Any of the Regular Certificates other than the Class IO Certificates.

                   "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

                  "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by or on behalf of the Master Servicer, Special Servicer or the Trustee in connection with the servicing of a Mortgage Loan, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer and the Special Servicer, if any, set forth in Section 3.02(d) and Section 3.03(c), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, including the cost of any "forced placed" insurance policy purchased by the Master Servicer to the extent such cost is allocable to a particular Mortgaged Property that the Master Servicer or the Special Servicer is required to cause to be insured pursuant to
Section 3.07(a), (c) obtaining any Insurance Proceeds or any Liquidation Proceeds of the nature described in clauses (i)-(v) of the definition of "Liquidation Proceeds," (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, (e) any Required Appraisal or other appraisal expressly required or permitted to be obtained hereunder, (f) the operation, management, maintenance and liquidation of any REO Property, including, without limitation, appraisals and compliance with Section 3.16(a) (to the extent not covered by available funds in the REO Account) and Section 3.20(h) (to the extent not paid by the related Mortgagor) and (g) compliance with the obligations of the Master Servicer or the Trustee set forth in Section 2.03(a) or (b). Notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, such as costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses or costs and expenses incurred by any such party in connection with its purchase of a Mortgage Loan or REO Property.

                   "Servicer Fee Amount": With respect to each Sub-Servicer and any date of determination, the aggregate of the products obtained by multiplying, for each Mortgage Loan serviced by such Sub-Servicer, (a) the principal balance of such Mortgage Loan as of the end of the immediately preceding Collection Period and (b) the servicing fee rate specified in the related

Sub-Servicing Agreement for such Mortgage Loan. With respect to the Master Servicer and any date of determination, the aggregate of the products obtained by multiplying, for each Mortgage Loan, (a) the principal balance of such Mortgage Loan as of the end of the immediately preceding Collection Period and
(b) the difference between the Master Servicing Fee Rate for such Mortgage Loan over the servicing fee rate (if any) applicable to such Mortgage Loan as specified in any Sub- Servicing Agreement related to such Mortgage Loan.

                   "Servicing Fees": With respect to each Mortgage Loan and REO Loan, the Master Servicing Fee and the Special Servicing Fee.

                   "Servicing File": Any documents (other than documents required to be part of the related Mortgage File) relating to the origination and servicing of any Mortgage Loan, including appraisals, surveys, engineering reports and environmental reports.

                  "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time.

                  "Servicing Standard": With respect to the Master Servicer or the Special Servicer, the servicing and administration of the Mortgage Loans for which it is responsible hereunder (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or the Special Servicer, as the case may be, generally services and administers similar mortgage loans with similar borrowers (i) for other third-parties, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans or (ii) held in its own portfolio, whichever standard is higher, (b) with a view to the maximization of the recovery on such Mortgage Loan on a net present value basis, and (c) without regard to (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor, the Depositor, any Mortgage Loan Seller or any other party to the transaction; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof; (iii) the right of the Master Servicer or the Special Servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to this Agreement; (iv) the obligations of the Master Servicer to make Advances; (v) the ownership, servicing or management for others of any other mortgage loans or mortgaged property; and (vi) any obligation of the Master Servicer or any Affiliate of the Master Servicer to repurchase or substitute a Mortgage Loan as a Mortgage Loan Seller.

                   "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (g) of the definition of "Specially Serviced Mortgage Loan".

                   "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of Regular Certificates evidencing a $1,000 denomination.

                   "Special Servicer": ORIX Real Estate Capital Markets, LLC, or any successor special servicer appointed as herein provided.

                   "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

                   "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

                   "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events have occurred:

                  (a) the related Mortgagor shall have failed to make any Periodic Payment, and such failure has continued unremedied for 60 days (or, in the case of a Balloon Payment, if the Master Servicer receives written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and the related Mortgagor continues to make Periodic Payments of principal and interest in an amount at least equal to the Periodic Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing is expected to occur); or

                  (b) the Master Servicer shall have determined, in its good faith reasonable judgment, based on communications with the related Mortgagor, that a default in making a Periodic Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (or, in the case of a Balloon Payment, if the Master Servicer has received written evidence from an institutional lender of such lender's binding commitment to refinance such Mortgage Loan and if the Master Servicer reasonably expects the related Mortgagor to continue to make Periodic Payments of principal and interest in an amount at least equal to the Periodic Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing is expected to occur); or

                  (c) there shall have occurred a default (other than as described in clause (a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 60 days); or

                  (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                  (e) the related Mortgagor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

                  (f) the related Mortgagor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property;

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

                  (w)   with respect to the circumstances described in clause
                        (a) above, when the related Mortgagor has made three consecutive full and timely Periodic Payments (or in the case of a Semi-Annual Mortgage Loan, two consecutive full and timely Periodic Payments) under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

                  (x)   with respect to the circumstances described in clauses
                        (b), (d), (e) and (f) above, when such circumstances cease to exist in the good faith reasonable judgment of the Special Servicer and in accordance with the Servicing Standard, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d), (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

                  (y)   with respect to the circumstances described in clause
                        (c) above, when such default is cured; and

                  (z)   with respect to the circumstances described in clause
                        (g) above, when such proceedings are terminated;

so long as at that time no circumstance identified in clauses (a) through (g) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan and provided no additional default is foreseeable in the reasonable judgment of the Special Servicer.

                  "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest. If neither such rating agency nor any successor remains in existence, "Standard & Poor's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given in writing to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Standard & Poor's Ratings Services herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

                   "Startup Day": With respect to each of REMIC I, REMIC II, REMIC III and REMIC IV, the day designated as such in Section 10.01(c).

                  "State and Local Taxes": Taxes imposed by the states of New York and North Carolina and by any other state or local taxing authorities as may, by notice to the Trustee, assert jurisdiction over the trust fund or any portion thereof, or which, according to an Opinion of Counsel addressed to the Trustee, have such jurisdiction.

                  "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of the Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20 and, in the case of an ARD Loan, without regard to its Anticipated Repayment Date.

                  "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-off Date Balance of such Mortgage Loan (or, in the case of a Qualified Substitute Mortgage Loan, the unpaid principal balance after application of all principal payments due on or before the related date of substitution, whether or not received), (a) as permanently reduced on each Distribution Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are distributed (or, to the extent they had not been applied to cover Additional Trust Fund Expenses, would have been distributed) to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor or REO
Loan) during the related Collection Period and (b) increased on each Distribution Date by any Mortgage Deferred Interest added to the principal balance of such Mortgage Loan on such Distribution Date. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

                  "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class Q, Class R-I, Class R-II, Class R-III or Class R-IV Certificate.

                   "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer has entered into a Sub-Servicing Agreement.

                   "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in Section 3.22.

                  "Substitution Shortfall Amount": With respect to a substitution pursuant to Section 2.03(a) hereof, an amount equal to the excess, if any, of the Purchase Price of the Mortgage Loan being replaced calculated as of the date of substitution over the Stated Principal Balance of the related Qualified Substitute Mortgage Loan as of the date of substitution. In the event that one or more Qualified Substitute Mortgage Loans are substituted (at the same time) for one or more deleted Mortgage Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on the basis of the aggregate Purchase Prices of the Mortgage Loan or Mortgage Loans being replaced and the aggregate Stated Principal Balances of the related Qualified Substitute Mortgage Loan or Mortgage Loans.

                   "Swap Fee": The 0.15115% per annum fee payable under the Semi-Annual Loan Swap Agreement.

                   "Tax Matters Person": With respect to each of the REMICs created hereunder, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1T, which Person shall be the applicable Plurality Residual Certificateholder.

                  "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II, REMIC III and REMIC IV due to its classification as a REMIC under the REMIC Provisions, and the federal income tax return to be filed on behalf of the Grantor Trust due to its classification as a grantor trust under the Grantor Trust Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service under any applicable provisions of federal tax law or any other governmental taxing authority under applicable State and Local Tax laws.

                   "Tenant": With respect to each Credit Lease, the lessee thereunder.

                   "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

                   "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                   "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

                  "Trust Fund": Collectively, (i) all of the assets of REMIC I, REMIC II, REMIC III and REMIC IV, (ii) any interest payable on the Mortgage Loans which is attributable to any portion of a Servicing Fee, Workout Fee or Principal Recovery Fee that is deemed to be in excess of the amount of such Servicing Fee, Workout Fee or Principal Recovery Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions, and (iii) the Grantor Trust Assets.

                   "Trustee": Norwest Bank Minnesota, National Association, its successor in interest, or any successor trustee appointed as herein provided.

                  "Trustee Fee": With respect to each Mortgage Loan and REO Loan for any Distribution Date, an amount equal to one month's interest for the most recently ended calendar month (calculated on a 30/360 Basis), accrued at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding immediately following the prior Distribution Date (or, in the case of the initial Distribution Date, as of the Closing Date).

                  "Trustee Fee Rate": 0.00385% per annum.

                  "Trustee Liability":  As defined in Section 8.05(b).


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


                   "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

                   "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

                  "Uncertificated Accrued Interest": With respect to the REMIC I Senior Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to the REMIC I Senior Regular Interest for such Distribution Date, accrued on the REMIC Principal Balance of the REMIC I Senior Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Accrued Interest in respect of the REMIC I Senior Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the REMIC Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Accrued Interest in respect of such REMIC II Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC III Regular Interest, for any Distribution Date, one month's interest at the REMIC III Remittance Rate, accrued on the REMIC Principal Balance of such REMIC III Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest in respect of any REMIC I Regular Interest, any REMIC II Regular Interest or any REMIC III Regular Interest shall accrue on a 30/360 Basis and, with respect to any REMIC I Regular Interest, any REMIC II Regular Interest or REMIC III Regular Interest for any Distribution Date, shall be deemed to accrue during the calendar month preceding the month in which such Distribution Date occurs.

                  "Uncertificated Distributable Interest": With respect to the REMIC I Senior Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of the REMIC I Senior Regular Interest for such Distribution Date, reduced (to not less than zero) by the amount described in clause (II) of the definition of Net Aggregate Prepayment Interest Shortfall for such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC II Regular Interests for such Distribution Date. With respect to any REMIC III Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC III Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC III Regular Interest for such


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


Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC III Regular Interests for such Distribution Date.

                   "Underwriter": Each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, First Union Securities or, in each case, its successor in interest.

                  "United States Person": A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of the United States, any State thereof or the District of Columbia unless in the case of a partnership, Treasury Regulations are adopted that provide otherwise, or an estate whose income is includable in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a) (30) of the Code.

                   "Unrestricted Servicer Reports": Each of the Delinquent Loan Status Report, Historical Loan Modification Report, Historical Liquidation Report, REO Status Report and Interim Delinquent Loan Status Report.

                   "USAP": The Uniform Single Attestation Program for Mortgage Bankers.

                  "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 100% of the Voting Rights shall be allocated among the Holders of the Regular Certificates. 96% of the Voting Rights shall be allocated among the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M and Class N Certificates in proportion to the respective Class Principal Balances of their Certificates; provided that, solely for the purpose of determining the Voting Rights of the Classes of Sequential Pay Certificates, the aggregate Appraisal Reduction Amount (determined as set forth herein) shall be treated as Realized Losses with respect to the calculation of the Certificate Principal Balances thereof; provided, further, however, that the aggregate Appraisal Reduction Amount shall not reduce the Class Principal Balance of any Class for purposes of determining the Controlling Class. 4% of the Voting Rights shall be allocated to the Class IO Certificates. The Class Q Certificates shall have no voting rights. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in standard proportion to the Percentage Interests evidenced by their respective Certificates. In addition, if either the Master Servicer or the Special Servicer is the holder of any Certificate, neither of the Master Servicer or Special Servicer, in its capacity as a Certificateholder, shall have Voting Rights with respect to matters concerning compensation affecting the Master Servicer or the Special Servicer.

                   "Watch List": As of each Determination Date a report, substantially in the form of Exhibit P attached hereto, identifying each Mortgage Loan that is not a Specially Serviced Mortgage


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Loan (i) with a Debt Service Coverage Ratio of less than 1.05x (other than with respect to Credit Lease Loans), (ii) that has a Stated Maturity Date occurring in the next sixty days, (iii) that is delinquent in respect of its real estate taxes, (iv) for which any outstanding Advances exist, (v) that has been a Specially Serviced Mortgage Loan in the past 90 days, (vi) for which the Debt Service Coverage Ratio has decreased by more than 10% in the prior 12 months,
(vii) for which any lease relating to more than 25% of the related Mortgaged Property has expired, been terminated, is in default or will expire within the next three months, (viii) that is late in making its Periodic Payment three or more times in the preceding twelve months, (ix) with material deferred maintenance at the related Mortgaged Property or (x) that is 30 or more days delinquent.

                  "Weighted Average REMIC I Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to six decimal places, of the respective Heilig/Petsmart Mortgage Loan Remittance Rates applicable to the Heilig/Petsmart Mortgage Loans for such Distribution Date, weighted on the basis of the respective Stated Principal Balances of such Heilig/Petsmart Mortgage Loans outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC II Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to six decimal places, of the respective REMIC II Remittance Rates applicable to the REMIC II Regular Interests for such Distribution Date, weighted on the basis of the respective REMIC Principal Balances of such REMIC II Regular Interests outstanding immediately prior to such Distribution Date.

                  "Weighted Average REMIC III Remittance Rate": With respect to any REMIC III Regular Interest for any Distribution Date, the REMIC III Remittance for such REMIC III Regular Interest for such Distribution Date.

                   "Workout Fee": With respect to each Corrected Mortgage Loan, the fee designated as such and payable to the Special Servicer pursuant to the second paragraph of Section 3.11(c).

                   "Workout Fee Rate": With respect to each Corrected Mortgage Loan, 1.00%.

                   "Yield Maintenance Charge": Payments paid or payable, as the context requires, on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which have been calculated (based on Scheduled Payments on such Mortgage Loan) to compensate the holder for reinvestment losses based on the value of an interest rate index at or near the time of prepayment. Any other prepayment premiums, penalties and fees not so calculated will not be considered "Yield Maintenance Charges." In the event that a Yield Maintenance Charge shall become due for any particular Mortgage Loan, the Master Servicer shall be required to follow the terms and provisions contained in the applicable Mortgage Note, provided, however, in the event the particular Mortgage Note shall not specify the U.S. Treasuries which shall


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


be used in determining the discount rate or the reinvestment yield to be applied in such calculation, the Master Servicer shall be required to use those U.S. Treasuries having maturity dates most closely approximating the maturity of such Mortgage Loan. Accordingly if either no U.S. Treasury issue, or more than one U.S. Treasury issue, shall coincide with the term over which the Yield Maintenance Charge shall be calculated (which depending on the applicable Mortgage Note is based on the remaining average life of the Mortgage Loan or the actual term remaining through the Maturity Date), the Master Servicer shall use the U.S. Treasury whose reinvestment yield is the lowest, with such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date that the Yield Maintenance Charge shall become due and payable (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The monthly compounded nominal yield ("MEY") is derived from the reinvestment yield or discount rate and shall be defined as MEY = (12X [{(1+"BEY"/2)^1/6}-1]) where BEY is defined as the U.S. Treasury Reinvestment Yield which is in decimal form and not in percentage, and 1/6 is the exponential power to which a portion of the equation is raised. For example, using a BEY of 5.50%, the MEY = (12 X [{(1+ .055/2)^0.16667}-1]) where
 .055 is the decimal version of the percentage 5.5% and 0.16667 is the decimal version of the exponential power. The MEY in the above calculation is 5.44%.


                                   ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS
                AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

                   SECTION 2.01. Conveyance of Mortgage Loans.

                  (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trustee, in trust, without recourse, for the benefit of the Certificateholders (and for the benefit of the other parties to this Agreement as their respective interests may appear) all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans, (ii) the rights of the Depositor under Sections 2, 3, 9, 10, 11, 12, 13, 14, 15, 16 and 17 of each of the Mortgage Loan Purchase Agreements and (iii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-off Date (and in the case of Semi-Annual Mortgage Loans, excluding interest accrued thereon before the Cut-off Date). The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 11.07, is intended by the parties to constitute a sale.

                  (b) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Sellers, in each case, pursuant to the applicable Mortgage Loan Purchase Agreement, to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a


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


Custodian appointed thereby (with a copy to the Master Servicer and Special Servicer), on or before the Closing Date, the Mortgage File for each Mortgage Loan so assigned. The Special Servicer may request the Master Servicer to deliver a copy of the Servicing File for any Mortgage Loan (other than a Specially Serviced Mortgage Loan) at the expense of the Special Servicer, unless such request relates to a Specially Serviced Mortgage Loan, in which case it shall be at the expense of the Trust Fund. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by any Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the respective Mortgage Loan Purchase Agreement and this Section
2.01 (b).

                  (c) If the Mortgage Loan Seller cannot deliver, or cause to be delivered, on the Closing Date, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses (ii), (iii), (vi) (if recorded) and
(viii) of the definition of "Mortgage File", with evidence of recording thereon, solely because of a delay caused by the public recording office where such document or instrument has been delivered for recordation, the delivery requirements of the Mortgage Loan Purchase Agreement and Section 2.01(b) shall be deemed to have been satisfied as to such non-delivered document or instrument, and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (certified by the Mortgage Loan Seller to be a true and complete copy of the original thereof submitted for recording) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date, and either the original of such non-delivered document or instrument, or a photocopy thereof, with evidence of recording thereon, is delivered to the Trustee or such Custodian within 120 days of the Closing Date (or within such longer period after the Closing Date as the Trustee may consent to, which consent shall not be unreasonably withheld so long as the Mortgage Loan Seller is, in good faith, attempting to obtain from the appropriate county recorder's office such original or photocopy). If the Mortgage Loan Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses (ii), (iii), (vi) (if recorded) and (viii) of the definition of "Mortgage File," with evidence of recording thereon, for any other reason, including, without limitation, that such non- delivered document or instrument has been lost, the delivery requirements of the Mortgage Loan Purchase Agreement and Section 2.01(b) shall be deemed to have been satisfied as to such non- delivered document or instrument, and such non-delivered document or instrument shall be deemed to have been included in the Mortgage File, provided that a photocopy of such non-delivered document or instrument (with evidence of recording thereon) is delivered to the Trustee or a Custodian appointed thereby on or before the Closing Date.

                  If, on the Closing Date as to any Mortgage Loan, the Mortgage Loan Seller does not deliver in complete and recordable form any one of the assignments in favor of the Trustee referred to in clause (iv) or (v) of the definition of "Mortgage File", the Mortgage Loan Seller may provisionally satisfy the delivery requirements of the related Mortgage Loan Purchase Agreement and Section 2.01(b) by delivering with respect to such Mortgage Loan on the Closing Date an omnibus assignment of such Mortgage Loan; provided that all required original assignments with respect to such Mortgage Loan in fully complete and recordable form shall be delivered to the


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


Trustee or its Custodian within 120 days of the Closing Date (or within such longer period as the Trustee in its discretion may permit).

                   (d) The Trustee shall, at the Depositor's expense and direction, as to each Mortgage Loan, promptly (and in any event within 75 days following the later of the Closing Date or the delivery of all assignments and UCC Financing Statements to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate and to the extent timely delivered to the Trustee in final, recordable form, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents (to the extent the Trustee has actual knowledge that such documents are to be recorded) relating to the Mortgage Loan, in favor of the Trustee referred to in clause
(iv) of the definition of "Mortgage File" and each UCC-2 and UCC-3 assignment in favor of the Trustee and so delivered to the Trustee and referred to in clause
(viii) of the definition of "Mortgage File." Each such assignment, UCC-2 and UCC-3 shall reflect that the recorded original should be returned by the public recording office to the Trustee or its designee following recording, and each such UCC-2 and UCC-3 assignment shall reflect that the file copy thereof should be returned to the Custodian or its designee following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Trustee shall obtain therefrom a certified copy of the recorded original, at the expense of the Depositor. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the appropriate Mortgage Loan Seller pursuant to the applicable Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate. On a monthly basis, the Trustee shall forward to the Master Servicer a copy of each of the aforementioned recorded assignments following the Trustee's receipt thereof, to the extent not previously provided.

                  (e) All documents and records in the Servicing File in possession of the Depositor or the Mortgage Loan Sellers that relate to the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof (including any original letters of credit), together with all Escrow Payments and Reserve Accounts in the possession thereof, shall be delivered to the Master Servicer or such other Person as may be directed by the Master Servicer (at the expense of the applicable Mortgage Loan Seller) on or before the Closing Date and shall be held by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders; provided, however, the Master Servicer shall have no responsibility for holding documents created or maintained by the Special Servicer hereunder and not delivered to the Master Servicer.

                  (f) In connection with the Depositor's assignment pursuant to
Section 2.01(a) above, the Depositor shall deliver to the Custodian and the Master Servicer on or before the Closing Date and hereby represents and warrants that it has delivered a copy of a fully executed counterpart of each Mortgage Loan Purchase Agreement, as in full force and effect on the Closing Date.


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


                   SECTION 2.02. Acceptance of the Trust Fund by Trustee.

                   (a) The Trustee, by its execution and delivery of this Agreement, acknowledges receipt of the Depositor's assignment to it of the Depositor's right, title and interest in the assets that constitute the Trust Fund, and further acknowledges receipt by it or a Custodian on its behalf, subject to the provisos in the definition of "Mortgage File" and the provisions of Section 2.01 and subject to the further limitations on review provided for in
Section 2.02(b) and the exceptions noted on the schedule of exceptions of (i) the Mortgage File delivered to it for each Mortgage Loan and (ii) a copy of a fully executed counterpart of each Mortgage Loan Purchase Agreement, all in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Mortgage Loans and other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Custodian hereby certifies to each of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Mortgage Loan Sellers, that except as identified in the schedule of exceptions, which is attached hereto as Exhibit C-1 without regard to the proviso in the definition of "Mortgage File", each of the original executed Mortgage Notes as described in clause (i) of the definition of Mortgage File are in its possession. In addition, within ninety (90) days after the Closing (and if any exceptions are noted, again on or about the 180th day following the Closing Date and, if any exceptions are noted, again on or about the first anniversary of the Closing
Date), the Trustee or the Custodian on its behalf will review the Mortgage Files and certify (in a certificate substantially in the form of Exhibit C-2) to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, except as specifically identified in the schedule of exceptions annexed thereto, (i) without regard to the proviso in the definition of "Mortgage File," all documents specified in clauses (i), (ii), (iv)(a), (v) and
(vii), and to the extent provided in the related Mortgage File and actually known by a Responsible Officer of the Trustee to be required, clauses (iii),
(iv)(b), (iv)(c), (vi), (viii) and (ix) of the definition of "Mortgage File" are in its possession, (ii) all documents delivered or caused to be delivered by the applicable Mortgage Loan Seller constituting the related Mortgage File have been reviewed by it and appear regular on their face and appear to relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule for such Mortgage Loan with respect to the items specified in clauses (v) and (vi)(c) of the definition of "Mortgage Loan Schedule" is correct.

                   (b) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.


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


                   SECTION 2.03. Mortgage Loan Seller's Repurchase or
                                 Substitution of Mortgage Loans for Document
                                 Defects and Breaches of Representations and Warranties.

                   (a) If any party hereto discovers or receives notice that any document or documents constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty relating to any Mortgage Loan set forth in the applicable Mortgage Loan Purchase Agreement (a "Breach"), and that in either case materially and adversely affects the interests of the Certificateholders or the value of the affected Mortgage Loans, the party discovering such Document Defect or Breach shall give written notice to the other parties hereto, to the Majority Subordinate Certificateholder and to the Rating Agencies of such Document Defect or Breach. The Trustee shall in turn notify the Controlling Class Representative (if different from the Majority Subordinate Certificateholder and to the extent known to the Trustee) of such Document Defect or Breach. Promptly upon becoming aware of any such Document Defect or Breach (including through such written notice provided by any party hereto or the Majority Subordinate Certificateholder as provided above), the Master Servicer shall request in writing that the related Mortgage Loan Seller, not later than ninety (90) days from receipt of such written request (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than ninety (90) days after any party to this Agreement discovering such Document Defect or Breach) (i) cure such Document Defect or Breach, as the case may be, in accordance with Section 3(c) of the Mortgage Loan Purchase Agreement, (ii) repurchase the affected Mortgage Loan in accordance with Section 3(c) of the Mortgage Loan Purchase Agreement or
(iii) if the affected Mortgage Loan is a Majority Mortgage Loan, substitute a Qualified Substitute Mortgage Loan for such affected Majority Mortgage Loan and pay the Master Servicer for deposit into the Certificate Account any Substitution Shortfall Amount in connection therewith in accordance with Sections 3(c) and 3(d) of the Mortgage Loan Purchase Agreement; provided, however, that if such Document Defect or Breach is capable of being cured but not within such ninety (90) day period, such Document Defect or Breach does not relate to the Mortgage Loan not being treated as a "qualified mortgage" within the meaning of the REMIC Provisions, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such ninety (90) day period, such Mortgage Loan Seller shall have an additional ninety (90) days to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan); and provided, further, with respect to such additional ninety (90) day period the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reasons such Document Defect or Breach is not capable of being cured within the initial ninety (90) day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates such Document Defect or Breach will be cured within the additional ninety (90) day period. The related Mortgage Loan Seller may not substitute a Qualified Substitute Mortgage Loan for a Heilig/Petsmart Mortgage Loan. For a period of two years from the Closing Date, so long as there remains any Mortgage File as to which there is any uncured Document Defect and so long as the related Mortgage Loan Seller shall provide the Officer's Certificate pursuant to Section 3(c) of the related Mortgage Loan Purchase Agreement, the Trustee shall on a quarterly basis prepare and deliver to the other parties a written report as to the status of such uncured Document Defects. If the affected Mortgage Loan is to be repurchased or substituted, the Master Servicer shall designate the Certificate Account as the account to which funds in the amount of the Purchase Price or the Substitution Shortfall Amount, as applicable, are to be wired. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

                   (b) In connection with any repurchase or substitution of one or more Mortgage Loans contemplated by this Section 2.03, upon receipt of a Request for Release of a Servicing Officer of the Master Servicer certifying as to the receipt of the applicable Purchase Price(s) in the Certificate Account (in the case of any such repurchase) or the receipt of the applicable Substitution Shortfall Amount(s) in the Certificate Account and upon the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively (in the case of any such substitution), (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it, in each case without recourse, representation or warranty, as shall be necessary to vest in the appropriate Mortgage Loan Seller the legal and beneficial ownership of each repurchased Mortgage Loan or deleted Mortgage Loan, as applicable, being released pursuant to this Section 2.03, and (ii) the Trustee, the Custodian, the Master Servicer, and the Special Servicer shall each tender to the appropriate Mortgage Loan Seller, upon delivery to each of them of a receipt executed by such Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to each such Mortgage Loan possessed by it and the Master Servicer and the Special Servicer shall release to the appropriate Mortgage Loan Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased Mortgage Loan; provided, that such tender by the Trustee or the Custodian shall be conditioned upon its receipt from the Master Servicer or the Special Servicer of a Request for Release. Thereafter, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall have no further responsibility with regard to the related repurchased Mortgage Loan(s) or deleted Mortgage Loan(s), as applicable, and the related Mortgage File(s) and Servicing File(s). The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.03, and the Trustee shall execute any powers of attorney that are prepared and delivered to the Trustee by the Master Servicer and are necessary to permit the Master Servicer to do so. The Master Servicer shall indemnify the Trustee for any reasonable costs, fees, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse by the Master Servicer of such powers of attorney.

                  (c) No substitution of a Qualified Substitute Mortgage Loan or Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC II. No substitution of a Qualified Substitute Mortgage Loan for a deleted Majority Mortgage Loan shall be permitted under this Agreement if after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Majority Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Majority Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund, REMIC I or REMIC II and will (to the extent received by the Master Servicer) be remitted by the Master Servicer to the appropriate Mortgage Loan Seller promptly following receipt.

                  (d) Each Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to the Mortgage Loans purchased by the Depositor thereunder.

                  (e) The Trustee with the cooperation of the Special Servicer (in the case of Specially Serviced Mortgage Loans) shall, for the benefit of the Certificateholders, enforce the obligations of the Mortgage Loan Seller under
Section 3 of each Mortgage Loan Purchase Agreement.

                   SECTION 2.04. Representations and Warranties of Depositor.

                  (a) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Master Servicer and the Special Servicer, as of the Closing Date, that:

                           (i) The Depositor is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of North Carolina.

                           (ii) The execution and delivery of this Agreement by
                  the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                           (iii) The Depositor has the full power and authority
                  to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                           (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium


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                  and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                           (v) The Depositor is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                           (vi) The transfer of the Mortgage Loans to the
                  Trustee as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

                           (vii) No litigation is pending or, to the best of the
                  Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or that, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                           (viii) Immediately prior to the transfer of the
                  Mortgage Loans to the Trust Fund pursuant to this Agreement,
                  (A) the Depositor had good and marketable title to, and was the sole owner and holder of, each Mortgage Loan; and (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans and all servicing rights pertaining thereto.

                           (ix) The Depositor is transferring the Mortgage Loans
                  to the Trust Fund free and clear of any liens, pledges, charges and security interests.

                  (b) The representations and warranties of the Depositor set forth in Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other parties.


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


                   SECTION 2.05. Execution, Authentication and Delivery of Class
                                 Q and Class R-I Certificates; Creation of REMIC I Regular Interests.

                   The Trustee hereby acknowledges the assignment to it of the assets included in the Trust Fund. Concurrently with such assignment and in exchange therefor, (a) the Trustee agrees to hold each of the Heilig/Petsmart Mortgage Loans included in REMIC I, and (b) the Certificate Registrar, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, and the Authenticating Agent has authenticated and delivered to or upon the order of the Depositor, the Class Q Certificates and the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Senior Regular Interest and the Class Q Certificates, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders, and the rights of the Class Q Certificateholders and REMIC II (as holder of the REMIC I Senior Regular Interest) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class Q Certificates and Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

                   SECTION 2.06. Conveyance of REMIC I Senior Regular Interest;
                                 Acceptance of REMIC II by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Senior Regular Interest and all of the Majority Mortgage Loans to the Trustee for the benefit of the Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests. The Trustee acknowledges the assignment to it of the REMIC I Senior Regular Interest and the Majority Mortgage Loans and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-II Certificates and REMIC III as the holder of the REMIC II Regular Interests.

                   SECTION 2.07. Execution, Authentication and Delivery of Class
                                 R-II Certificates.

                  The Trustee pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, as the Certificate Registrar, authenticated, as the Authenticating Agent, and delivered to or upon the order of the Depositor, the Class R-II Certificates in authorized denominations.

                   SECTION 2.08. Conveyance of REMIC II Regular Interests;
                                 Acceptance of REMIC III by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the


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Depositor in and to the REMIC II Regular Interests to the Trustee for the
benefit of the Holders of the Class R-III Certificates and REMIC IV as the holder of the REMIC III Regular Interests. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the Class R-III Certificates and REMIC IV as the holder of the REMIC III Regular Interests.

                   SECTION 2.09. Execution, Authentication and Delivery of Class
                                 R-III Certificates.

                  The Trustee pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, as the Certificate Registrar, authenticated, as the Authenticating Agent, and delivered to or upon the order of the Depositor, the Class R-III Certificates in authorized denominations.

                   SECTION 2.10. Conveyance of REMIC III Regular Interests;
                                 Acceptance of REMIC IV by Trustee.

                  The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC III Regular Interests to the Trustee for the benefit of the respective Holders of the REMIC IV Certificates. The Trustee acknowledges the assignment to it of the REMIC III Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC IV Certificates.

                   SECTION 2.11. Execution, Authentication and Delivery of REMIC
                                 IV Certificates.

                  Concurrently with the assignment to it of the REMIC III Regular Interests and in exchange therefor, the Trustee, as the Certificate Registrar, has executed, and the Trustee, as the Authenticating Agent, has authenticated and delivered to or upon the order of the Depositor, the REMIC IV Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC IV. The rights of the holders of the respective Classes of REMIC IV Certificates to receive distributions from the proceeds of REMIC IV in respect of their REMIC IV Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC IV Certificates in such distributions, shall be as set forth in this Agreement.


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                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF THE TRUST FUND

                   SECTION 3.01. Administration of the Mortgage Loans.

                   (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that each is obligated to service and administer pursuant to this Agreement on behalf of the Trustee, for the benefit of the Certificateholders, in accordance with any and all applicable laws, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21,
(i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans, and (ii) the Special Servicer shall service and administer each Specially Serviced Mortgage Loan and REO Property and shall render such services with respect to all Mortgage Loans and REO Properties as are specifically provided for herein; provided, that the Master Servicer shall continue to receive payments, make all calculations, and prepare, or cause to be prepared, all reports required hereunder with respect to the Specially Serviced Mortgage Loans, except for the reports specified herein as prepared by the Special Servicer, as if no Servicing Transfer Event had occurred and with respect to the REO Properties (and the related REO Loans) as if no REO Acquisition had occurred, and to render such incidental services with respect to such Specially Serviced Mortgage Loans and REO Properties as are specifically provided for herein; provided, further, however, that the Master Servicer shall not be liable for its failure to comply with such duties insofar as such failure results from a failure by the Special Servicer to provide sufficient information to the Master Servicer to comply with such duties or failure by the Special Servicer to otherwise comply with its obligations hereunder. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to
Section 3.21.

                  (b) Subject to Section 3.01(a) and Section 6.11, the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral; (ii) in accordance with the Servicing Standard and subject to Section 3.20 and Section 6.11, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the


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


Master Servicer or the Special Servicer, promptly execute any limited powers of attorney and other documents furnished by the Master Servicer or the Special Servicer that are necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder; provided, however, that the Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer or the Special Servicer.

                  (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venture, partner or agent. Unless the same Person acts as both Master Servicer and Special Servicer, the Master Servicer shall not be responsible for the actions of or failure to act by the Special Servicer and the Special Servicer shall not be responsible for the actions of or the failure to act by the Master Servicer.

                   SECTION 3.02. Collection of Mortgage Loan Payments.

                   (a) Each of the Master Servicer or the Special Servicer shall undertake reasonable efforts consistent with the Servicing Standard to collect all payments required under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures in accordance with the Servicing Standard; provided, that with respect to the Mortgage Loans that have Anticipated Repayment Dates, so long as the related Mortgagor is in compliance with each provision of the related Mortgage Loan documents, the Master Servicer and Special Servicer (including the Special Servicer in its capacity as a Certificateholder), shall not take any enforcement action with respect to the failure of the related Mortgagor to make any payment of Additional Interest or principal in excess of the principal component of the constant Periodic Payment, other than requests for collection, until the maturity date of the related Mortgage Loan; provided, that the Master Servicer or Special Servicer, as the case may be, may take action to enforce the Trust Fund's right to apply excess cash flow to principal in accordance with the terms of the Mortgage Loan documents. Consistent with the foregoing, the Special Servicer, with regard to a Specially Serviced Mortgage Loan, or the Master Servicer, with regard to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may waive any Penalty Interest or late payment charge in connection with any payment on a Mortgage Loan.

                  (b) All amounts collected in respect of any Mortgage Loan in the form of payments from Mortgagors, Liquidation Proceeds (insofar as such Liquidation Proceeds are of the nature described in clauses (i) through (iii) of the definition thereof) or Insurance Proceeds shall be applied to either amounts due and owing under the related Mortgage Note and Mortgage (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related Mortgage Note and Mortgage or, if required pursuant to the express provisions of the related Mortgage, or as determined by the Master Servicer or Special Servicer in accordance with the Servicing Standard, to the repair or restoration of the related Mortgaged Property, and, in the absence of such express provisions, shall be applied for purposes of this
Agreement: first, as a recovery of any related and unreimbursed Advances plus interest accrued


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thereon; second, as a recovery of accrued and unpaid interest at the related
Mortgage Rate on such Mortgage Loan, to the extent such amounts have not been previously advanced, and exclusive of any portion thereof that constitutes Additional Interest; third, as a recovery of principal of such Mortgage Loan then due and owing, to the extent such amounts have not been previously advanced, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder; fourth, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts then due and owing under such Mortgage Loan (other than Additional Interest), including, without limitation, Prepayment Premiums, Yield Maintenance Charges and Penalty Interest; fifth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance; and sixth, with respect to any ARD Loan after its Anticipated Repayment Date, as a recovery of any unpaid Additional Interest. All amounts collected on any Mortgage Loan in the form of Liquidation Proceeds of the nature described in clauses (iv) through (vi) of the definition thereof shall be deemed to be applied: first, as a recovery of any related and unreimbursed Advances plus interest accrued thereon; second, as a recovery of accrued and unpaid interest at the related Mortgage Rate on such Mortgage Loan to but not including the Due Date in the Collection Period of receipt, to the extent such amounts have not been previously advanced, and exclusive of any portion thereof that constitutes Additional Interest; third, as a recovery of principal, to the extent such amounts have not been previously advanced, of such Mortgage Loan to the extent of its entire unpaid principal balance; and fourth, with respect to any ARD Loan after its Anticipated Repayment Date, as a recovery of any unpaid Additional Interest. No such amounts shall be applied to the items constituting additional servicing compensation as described in the first sentence of Section 3.11(b) or 3.11(d) unless and until all principal and interest then due and payable on such Mortgage Loan has been collected. Amounts collected on any REO Loan shall be deemed to be applied in accordance with the definition thereof. The provisions of this paragraph with respect to the application of amounts collected on any Mortgage Loan shall not alter in any way the right of the Master Servicer, the Special Servicer or any other Person to receive payments from the Certificate Account as set forth in clauses (ii) through (xiv) of Section 3.05(a) from amounts so applied.

                  (c) Within 30 days after the Closing Date, the Master Servicer shall notify the Lease Enhancement Policy and RVI Policy Insurer that (i) both the Master Servicer and the Special Servicer shall be sent notices under each Lease Enhancement Policy Insurer and RVI Policy and (ii) Norwest Bank Minnesota, National Association, as trustee for the registered holders of the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, respectively, shall be the loss payee under each RVI Policy and shall be named the insured party under each Lease Enhancement Policy. In the event that the Master Servicer has actual knowledge of an Insured Event under any Lease Enhancement Policy, RVI Policy or Secured Creditor Impaired Property Policy, the Master Servicer shall notify the Special Servicer thereof within three Business Days after learning of such event. With respect to each Lease Enhancement Policy, RVI Policy and Secured Creditor Impaired Property Policy, the Master Servicer and the Special Servicer shall each review and familiarize itself with the terms and conditions relating to enforcement of claims and shall monitor the dates by which any claim must be made or any action must be taken under such policy. The Special Servicer shall prepare and file a "proof of


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loss" form with the Lease Enhancement Policy Insurer, the RVI Policy Insurer or
the Secured Creditor Impaired Property Policy Insurer, as the case may be, within five Business Days after receiving notice or obtaining actual knowledge of any Insured Event under the related policy and shall diligently process any claims under such policy in accordance with the Servicing Standard. The Special Servicer shall abide by the terms and conditions relating to enforcing claims and monitor the dates by which any claim or action must be taken (including delivering any notices to the Lease Enhancement Policy Insurer, RVI Policy Insurer, or Secured Creditor Impaired Property Policy Insurer or performing any actions required under each policy) under each RVI Policy, Lease Enhancement Policy and Secured Creditor Impaired Property Policy to realize the full value of such RVI Policy, Lease Enhancement Policy and Secured Creditor Impaired Property Policy for the benefit of the Certificateholders. The Special Servicer shall give notice to the Master Servicer of any claim made under any Lease Enhancement Policy, RVI Policy and Secured Creditor Impaired Property Policy and of any Policy Termination Event of which the Master Servicer does not already have notice.

                   (d) In the event that the Master Servicer receives notice of any Policy Termination Event, the Master Servicer shall, within three Business Days after receipt of such notice, notify the Special Servicer, the Trustee and the Rating Agencies of such Policy Termination Event in writing. Upon receipt of such notice, the Special Servicer shall, notwithstanding that the servicing of the related Mortgage Loan may not have been transferred to the Special Servicer in accordance with Section 3.21 hereof, address such Policy Termination Event in accordance with the Servicing Standard. Any legal fees incurred in connection with a resolution of a Policy Termination Event shall be paid by the Master Servicer as a Servicing Advance or if such advance is deemed to be a Nonrecoverable Advance such fees shall be reimbursable to it as an Additional Trust Fund Expense from the Certificate Account pursuant to Section 3.05(a).

                  (e) Within 60 days after the Closing Date, the Master Servicer shall notify each provider of a letter of credit for each Mortgage Loan identified as having a letter of credit on the Mortgage Loan Schedule, that the Master Servicer or the Special Servicer on behalf of the Trustee for the benefit of the Certificateholders shall be the beneficiary under each such letter of credit.

                   SECTION 3.03. Collection of Taxes, Assessments and Similar
                                 Items; Servicing Accounts; Reserve Accounts.

                  (a) The Master Servicer shall, as to all Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained, and shall administer such accounts in accordance with the terms of the Mortgage Loan documents. Each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account may be made (to the extent amounts have been escrowed for such purpose) only to: (i) effect payment of items for which Escrow Payments were collected and comparable items; (ii) reimburse the Master Servicer or the Trustee for any Servicing Advances; (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required


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and as described below, to Mortgagors on balances in the Servicing Account; (v)
pay itself interest and investment income on balances in the Servicing Account as described in Section 3.06(b), if and to the extent not required by law or the terms of Mortgage Loan to be paid to the Mortgagor; (vi) withdraw amounts deposited in error or (vii) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. To the extent permitted by law or the applicable Mortgage Loan, funds in the Servicing Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06 and in accordance with the terms of the related Mortgage Loan documents. The Master Servicer shall pay or cause to be paid to the Mortgagors interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Servicing Accounts shall not be considered part of the segregated pool of assets constituting REMIC I, REMIC II, REMIC III, REMIC IV or the Grantor Trust.

                   (b) The Master Servicer (or the Special Servicer for Specially Serviced Mortgage Loans and REO Loans) shall (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) use reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and, in any event, prior to the institution of foreclosure or similar proceedings with respect to the related Mortgaged Property for nonpayment of such items. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments (at the direction of the Special Servicer for Specially Serviced Mortgage Loans and REO Loans) as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall, as to all Mortgage Loans, use reasonable efforts consistent with the Servicing Standard to enforce the requirement of the related Mortgage that the Mortgagor make payments in respect of such items at the time they first become due, and, in any event, prior to the institution of foreclosure or similar proceedings with respect to the related Mortgaged Property for nonpayment of such items.

                  (c) The Master Servicer shall, as to all Mortgage Loans, make a Servicing Advance with respect to the related Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments, penalties and other similar items, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments (if any) collected from the related Mortgagor are insufficient to pay such item when due and the related Mortgagor has failed to pay such item on a timely basis, and provided that the Master Servicer shall not be obligated to make any Servicing Advance that would, if made, constitute a Nonrecoverable Servicing Advance. All such Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors,


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


and further as provided in Section 3.05(a). No costs incurred by the Master Servicer in effecting the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of such Mortgaged Properties shall, for purposes of this Agreement, including, without limitation, the Paying Agent's calculation of monthly distributions to Certificateholders, be added to the unpaid Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor such costs together with interest thereon.

                  The Special Servicer shall give the Master Servicer and the Trustee not less than five Business Days' notice with respect to Servicing Advances to be made on any Specially Serviced Mortgage Loan, before the date on which the Master Servicer is required to make any Servicing Advance with respect to a given Mortgage Loan or REO Property; provided, however, that only two Business Days' notice shall be required in respect of Servicing Advances required to be made on an urgent or emergency basis (which may include, without limitation, Servicing Advances required to make tax or insurance payments). In addition, the Special Servicer shall provide the Master Servicer and the Trustee with such information in its possession as the Master Servicer or the Trustee, as applicable, may reasonably request to enable the Master Servicer or the Trustee, as applicable, to determine whether a requested Servicing Advance would constitute a Nonrecoverable Servicing Advance. Any request by the Special Servicer that the Master Servicer make a Servicing Advance shall be deemed to be a determination by the Special Servicer that such requested Servicing Advance is not a Nonrecoverable Servicing Advance, and the Master Servicer shall be entitled to conclusively rely on such determination. On the fourth Business Day before each Distribution Date, the Special Servicer shall report to the Master Servicer the Special Servicer's determination as to whether any Servicing Advance previously made with respect to a Specially Serviced Mortgage Loan or REO Loan is a Nonrecoverable Servicing Advance. The Master Servicer shall be entitled to conclusively rely on such a determination.

                  If the Master Servicer is required under any provision of this Agreement (including, but not limited to, this Section 3.03(c)) to make a Servicing Advance, but does not do so within 15 days after such Advance is required to be made, the Trustee shall, if a Responsible Officer of the Trustee has actual knowledge of such failure on the part of the Master Servicer, give written notice of such failure to the Master Servicer. If such Servicing Advance is not made by the Master Servicer within three Business Days after such notice then (subject to a determination that such Servicing Advance would not be a Nonrecoverable Servicing Advance) the Trustee shall make such Servicing Advance. Any failure by the Master Servicer to make a Servicing Advance hereunder shall constitute an Event of Default by the Master Servicer subject to and as provided in Section 7.01.

                  (d) In connection with its recovery of any Servicing Advance from the Certificate Account pursuant to Section 3.05(a), each of the Master Servicer and the Trustee shall be entitled to receive, out of any amounts then on deposit in the Certificate Account, any unpaid interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of such Servicing Advance (to the extent made from its own funds) from the date made to but not


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


including the date of reimbursement such interest to be payable: (i) out of late payment charges and Penalty Interest collected on or in respect of the related Mortgage Loan or REO Property during the same Collection Period in which such Servicing Advance is reimbursed (the use of such late payment charges and Penalty Interest to be allocated between the Master Servicer and the Special Servicer on a pro rata basis based on the amount of late payment charges and Penalty Interest that the Master Servicer and the Special Servicer have received as additional servicing compensation during such period); and (ii) to the extent that such late payment charges and Penalty Interest are insufficient, but only after the related Advance has been reimbursed pursuant to this Agreement, out of general collections on the Mortgage Loans and REO Properties on deposit in the Certificate Account. The Master Servicer shall reimburse itself or the Trustee, as appropriate and in accordance with Section 3.05(a), for any Servicing Advance as soon as practicable after funds available for such purpose are deposited in the Certificate Account.

                   (e) The determination by the Master Servicer that it has made a Nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Servicing Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by an Officers' Certificate delivered promptly to the Trustee and the Depositor, setting forth the basis for such determination, together with a copy of any appraisal of the related Mortgaged Property or REO Property, as the case may be; which appraisal shall take into account the factors specified in Section 3.18(e), including without limitation, any environmental, engineering or other third party reports available, and other factors that a prudent real estate appraiser would consider and shall be conducted in accordance with the standards of the Appraisal Institute performed pursuant to Section 3.09(a) by the Master Servicer, or by or on behalf of the Special Servicer if the Mortgage Loan is a Defaulted Mortgage Loan or, if no such appraisal has been performed, a copy of an appraisal of the related Mortgaged Property or REO Property, performed within the twelve months preceding such determination and the party delivering such appraisal has no actual knowledge of a material adverse change in the condition of the related Mortgaged Property that would draw into question the applicability of such appraisal, by an Independent Appraiser or other expert in real estate matters, and further accompanied by related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Property and any engineers' reports, environmental surveys or similar reports that the Master Servicer or the Special Servicer may have obtained and that support such determination. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer or the Special Servicer that a Servicing Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer has failed to make a Servicing Advance for reasons other than a determination by the Master Servicer that such Servicing Advance would be a Nonrecoverable Advance, the Trustee shall make such Servicing Advance within the time periods required by Section 3.03(c) unless the Trustee in good faith, makes a determination that such Servicing Advance would be a Nonrecoverable Advance.

                  (f) The Master Servicer shall, as to all Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any,


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shall be deposited and retained. Withdrawals of amounts so deposited may be made
(i) to pay for, or to reimburse the related Mortgagor in connection with, the related environmental remediation, repairs and/or capital improvements at the related Mortgaged Property if the repairs and/or capital improvements have been completed, and such withdrawals are made in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds and (ii) to pay the Master Servicer interest and investment income earned on amounts in the Reserve Accounts as described below if permitted under the related Mortgage Loan documents. To the extent permitted in the applicable Mortgage, funds in the Reserve Accounts to the extent invested may be only invested in Permitted Investments in accordance with the provisions of Section 3.06. All Reserve Accounts shall be Eligible Accounts. The Reserve Accounts shall not be considered part of the segregated pool of assets comprising REMIC I, REMIC II, REMIC III, REMIC IV or the Grantor Trust. Consistent with the Servicing
Standard, the Master Servicer may waive or extend the date set forth in any agreement governing such Reserve Funds by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed.

                   SECTION 3.04. Certificate Account, Interest Reserve Account
                                 and Distribution Account.

                   (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Certificate Account, within one Business Day of receipt of available funds (in the case of payments by Mortgagors or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-off Date (or in the case of Semi-Annual Mortgage Loans, interest accrued prior to the Cut-off
Date), which payments shall be delivered promptly to the appropriate Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse), other than amounts received from Mortgagors which are to be used to purchase defeasance collateral, or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a period subsequent thereto:

                        (i) all payments on account of principal of the Mortgage
                  Loans, including Principal Prepayments;

                        (ii) all payments on account of interest on the Mortgage
                  Loans, including Additional Interest and Penalty Interest;

                        (iii) all Prepayment Premiums and Yield Maintenance
                  Charges;


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                        (iv) all Insurance Proceeds and Liquidation Proceeds
                  (other than Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Distribution Account pursuant to Section 9.01) received in respect of any Mortgage Loan;

                        (v) any amounts required to be deposited by the Master
                  Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

                        (vi) any amounts required to be deposited by the Master
                  Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy;

                        (vii) any amounts required to be transferred from an REO
                  Account pursuant to Section 3.16(c); and

                        (viii) any amount in respect of Purchase Prices and
                  Substitution Shortfall amounts pursuant to Section 2.03(b).

                   The foregoing requirements for deposit in the Certificate Account shall be exclusive. Notwithstanding the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, amounts to be deposited in Reserve Accounts, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Sections 3.11(b) and (d), need not be deposited by the Master Servicer in the Certificate Account. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer as additional servicing compensation in accordance with Section 3.11(d), assumption fees, late payment charges (to the extent not applied to pay interest on Advances as provided in Sections 3.03(d) or 4.03(d) and other transaction fees received by the Master Servicer to which the Special Servicer is entitled pursuant to either of such Sections upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series and the other accounts of the Master Servicer.

                  Upon receipt of any of the amounts described in clauses (i) through (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts (net of any reimbursable expenses incurred by the Special Servicer) to or at the direction of the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement. Any such amounts received by the Special Servicer with respect to an REO


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Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than three Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

                  (b) The Paying Agent shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") at the Corporate Trust Office to be held in trust for the benefit of the Certificateholders. The Distribution Account shall be an Eligible Account. The Master Servicer shall deliver to the Paying Agent each month on or before the P&I Advance Date therein, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clauses (I)(a)(ii), (I)(b)(ii)(B) and (II) of the definition thereof) and the Heilig/Petsmart Available Distribution Amount (calculated without regard to clauses (a)(ii) and (b)(ii)(B) of the definition thereof) for the related Distribution Date then on deposit in the Certificate Account, together with (i) any Prepayment Premiums, Yield Maintenance Charges and/or Additional Interest received on the Mortgage Loans during the related Collection Period and (ii) in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01.

                  In addition, the Master Servicer shall, as and when required hereunder, deliver to the Paying Agent for deposit in the Distribution Account:

                        (i) any P&I Advances required to be made by the Master
                  Servicer in accordance with Section 4.03(a);

                        (ii) [Intentionally Omitted];

                        (iii) any amounts required to be deposited by the Master
                  Servicer pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls; and

                        (iv) the Purchase Price paid in connection with the
                  purchase by the Master Servicer of all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such amounts required to be deposited in the Certificate Account pursuant to Section 9.01.

                  The Paying Agent shall, upon receipt, deposit in the Distribution Account any and all amounts received by the Paying Agent that are required by the terms of this Agreement to be deposited therein.


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                  (c) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Interest Reserve Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Interest Reserve Account shall be an Eligible Account. On or before each Distribution Date in February and, during each year that is not a leap year, January, the Master Servicer shall withdraw from the Certificate Account and deposit in the Interest Reserve Account, with respect to each Interest Reserve Loan, an amount equal to the Interest Reserve Amount in respect of such Interest Reserve Loan for such Distribution Date (such withdrawal from the Certificate Account to be made out of general collections on the Mortgage Pool where any related P&I Advance was deposited in the Distribution Account).

                  (d) Funds in the Certificate Account, the Interest Reserve Account and the Distribution Account may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give written notice to the Trustee, the Special Servicer and the Rating Agencies of the location of the Certificate Account as of the Closing Date and of the new location of the Certificate Account prior to any change thereof. The Paying Agent shall give notice to the Trustee, the Master Servicer, the Special Servicer and the Rating Agencies of any new location of the Distribution Account prior to any change thereof.

                   SECTION 3.05. Permitted Withdrawals From the Certificate
                                 Account, Interest Reserve Account and the
                                 Distribution Account.

                  (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                        (i) to remit to the Paying Agent for deposit in the
                  Distribution Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b) and any amount that may be applied to make P&I Advances pursuant to
                  Section 4.03(a);

                        (ii) to reimburse the Trustee and itself, in that order,
                  for unreimbursed P&I Advances, the Trustee's and Master Servicer's right to reimbursement pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to amounts that represent Late Collections of interest (and in the case of Semi-Annual Mortgage Loans, the Periodic Payment in respect of interest (net of the related Servicing Fees)) and principal (net of any related Workout Fee or Principal Recovery Fee) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

                        (iii) to pay to itself earned and unpaid Master
                  Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant


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


                  to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                        (iv) to pay to the Special Servicer earned and unpaid
                  Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan;

                        (v) to pay the Special Servicer (or, if applicable, a
                  predecessor Special Servicer) earned and unpaid Workout Fees or Principal Recovery Fees in respect of each Specially Serviced Mortgage Loan, Corrected Mortgage Loan and REO Loan, the Special Servicer's (or, if applicable, any predecessor Special Servicer's) right to payment pursuant to this clause
                  (v) with respect to any such Mortgage Loan or REO Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments or Liquidation Proceeds) or such REO Loan (whether in the form of REO Revenues or Liquidation Proceeds) that are allocable as a recovery of principal or interest thereon (provided that no Principal Recovery Fee shall be payable out of (i) Insurance Proceeds and (ii) any Liquidation Proceeds received in connection with the purchase of any Mortgage Loan or REO Property by the applicable Mortgage Loan Seller pursuant to the respective Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to Section 9.01);

                        (vi) to reimburse the Trustee or itself, in that order,
                  for any unreimbursed Servicing Advances, the Trustee's and the Master Servicer's respective rights to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance being limited to payments made by the related Mortgagor that are allocable to such Servicing Advance, or to Liquidation Proceeds, Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance was made;

                        (vii) to reimburse the Trustee or itself, in that order,
                  for any unreimbursed Advances that have been or are determined to be Nonrecoverable Advances or to pay itself, with respect to any Mortgage Loan or REO Property, any related earned Servicing Fee that remained unpaid in accordance with clause
                  (iii) above following a Final Recovery Determination made with respect to such Mortgage Loan or REO Property and the deposit into the Certificate Account of all amounts received in connection therewith;


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


                        (viii) at such time as it reimburses the Trustee or
                  itself, in that order, for any unreimbursed Advance pursuant to clause (ii), (vi) or (vii) above, to pay the Trustee or itself, as the case may be, in that order, any interest accrued and payable thereon in accordance with Section 3.03(d) or 4.03(d), as applicable; the Master Servicer's rights to payment pursuant to this clause (viii) with respect to interest on any Advance being permitted to be satisfied (A) out of late payment charges and Penalty Interest collected on or in respect of the related Mortgage Loan or REO Loan, during the same Collection Period in which such Advance is reimbursed (the use of such late payment charges and Penalty Interest to be allocated between the Master Servicer and the Special Servicer on a pro rata basis based on the amount of late payment charges and Penalty Interest that the Master Servicer and the Special Servicer have received as additional servicing compensation during such period), and (B) to the extent that the late payment charges and Penalty Interest described in the immediately preceding clause (A) are insufficient, but only after such Advance has been reimbursed, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account;

                        (ix) to pay for costs and expenses incurred by (A) the
                  Trust Fund pursuant to Sections 2.01(b), 3.02(d) and 3.09(c) and (B) the Special Servicer pursuant to Section 3.12(a);

                        (x) to pay itself, as additional servicing compensation
                  in accordance with Section 3.11(b), (A) interest and investment income earned in respect of amounts held in the Certificate Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Certificate Account for any Collection Period; (B) Prepayment Interest Excesses and (C) Penalty Interest and late payment charges; (to the extent such Penalty Interest and/or late payment charges were not applied to offset interest on Advances pursuant to clause (viii)(A) above);

                        (xi) to pay for the cost of an independent appraiser or
                  other expert in real estate matters retained pursuant to
                  Section 3.03(e), 3.09(a), 3.18(e) or 4.03(c);

                        (xii) to pay itself, the Special Servicer, the
                  Depositor, or any of their respective directors, officers, members, managers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to Section 6.03;

                        (xiii) to pay for (A) the advice of counsel and tax
                  accountants contemplated by Section 3.17(a)(iii), (B) the cost of the Opinions of Counsel contemplated by Sections 3.09(b)(ii) and 11.02(a), (C) the cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in


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


                  furtherance of the rights and interests of Certificateholders, and (D) the cost of recording this Agreement in accordance with Section 11.02(a);

                        (xiv) to pay itself, the Special Servicer, the
                  appropriate Mortgage Loan Seller, the Majority Subordinate Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

                        (xv) to withdraw any Interest Reserve Amount and deposit
                  such Interest Reserve Amount into the Interest Reserve Account pursuant to Section 3.04(c);

                        (xvi) to withdraw any amounts deposited in error;

                        (xvii) to withdraw the Swap Fee payable with respect to
                  any Semi-Annual Mortgage Loan, such withdrawal to be limited to amounts received in respect of the related Periodic Payment;

                        (xviii) to withdraw any other amounts that this
                  Agreement expressly provides may be withdrawn from the Certificate Account; and

                        (xix) to clear and terminate the Certificate Account at
                  the termination of this Agreement pursuant to Section 9.01.

                  The Master Servicer shall keep and maintain separate accounting records, on a loan- by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Certificate Account pursuant to clauses (ii) - (xv) above.

                   The Master Servicer shall pay to the Special Servicer (or to third party contractors at the direction of the Special Servicer) or the Trustee from the Certificate Account amounts permitted to be paid to the Special Servicer (or to such third party contractors) or the Trustee therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer or of a Responsible Officer of the Trustee describing the item and amount to which the Special Servicer (or such third party contractors) or the Trustee is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to re-calculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account. With respect to each Mortgage Loan for which it makes an Advance, the Trustee shall similarly keep and maintain separate accounting for each Mortgage Loan, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account for reimbursements of Advances or interest thereon.


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


                  (b) The Paying Agent may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (in no particular order of priority):

                        (i) to make distributions to Certificateholders on each
                  Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

                        (ii) to pay the Trustee or any of its directors,
                  officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to
                  Section 8.05;

                        (iii) [Intentionally Omitted];

                        (iv) to pay for the cost of the Opinions of Counsel
                  sought by the Trustee (A) as provided in clause (v) of the definition of "Disqualified Organization", (B) as contemplated by Sections 9.02(a)(i) and 10.01(i), or (C) as contemplated by
                  Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

                        (v) to pay any and all federal, state and local taxes
                  imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, to the extent none of the Trustee, the REMIC Administrator, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(j);

                        (vi) to pay the REMIC Administrator any amounts
                  reimbursable to it pursuant to Section 10.01(f);

                        (vii) to pay to the Master Servicer any amounts
                  deposited by the Master Servicer in the Distribution Account not required to be deposited therein; and

                        (viii) to clear and terminate the Distribution Account
                  at the termination of this Agreement pursuant to Section 9.01.

                   (c) The Master Servicer shall on each P&I Advance Date to occur in March of each year, withdraw from the Interest Reserve Account and deposit into the Distribution Account in respect of each Interest Reserve Loan, an amount equal to the aggregate of the Interest Reserve Amounts deposited into the Interest Reserve Account pursuant to Section 3.04(c) during the immediately preceding Collection Period and, if applicable, the second preceding Collection Period.


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                   SECTION 3.06. Investment of Funds in the Servicing Accounts,
                                 the Reserve Accounts, the Certificate Account, the Distribution Account and the REO Account.

                  (a) The Master Servicer may direct in writing any depository institution maintaining a Servicing Account, a Reserve Account, the Interest Reserve Account or the Certificate Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein only in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. Funds held in the Distribution Account shall remain uninvested. In the event that the Master Servicer shall have failed to give investment directions for any Servicing Account, any Reserve Account, the Certificate Account, the Interest Reserve Account (exclusive of any accounts as are held by the Master Servicer) or the Special Servicer shall have failed to give investment directions for the REO Account by 11:00 A.M. New York time on any Business Day on which there may be uninvested cash, such funds held in the REO account shall be invested in securities described in clause (i) of the definition of the term "Permitted Investments"; and such funds held in such other accounts shall be invested in securities described in clause (v) of such definition. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Servicing Accounts, the Reserve Accounts, the Certificate Account or the Interest Reserve Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the person that shall) maintain continuous possession of any Permitted Investment that is either
(i) a "certificated security", as such term is defined in the UCC, or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Master Servicer or the Special Servicer shall constitute possession by a Person designated by the Trustee for purposes of
Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of Section 9-305 of the UCC and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account, Servicing Accounts, the Interest Reserve Account and Reserve Accounts), or the Special Servicer (in the case of the REO Account) shall:

                   (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of
(1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and


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


                   (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

                  (b) Whether or not the Master Servicer directs the investment of funds in any of the Servicing Accounts, the Reserve Accounts, the Certificate Account, or the Interest Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the related Net Investment Earnings, if any, for each Collection Period and, in the case of a Reserve Account or a Servicing Account, to the extent not otherwise payable to the related Mortgagor in accordance with applicable law or the related Mortgage Loan documents, shall be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.03(a), 3.03(f) or 3.05(a), as applicable. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account, the Master Servicer (in the case of the Servicing Accounts, the Reserve Accounts, the Interest Reserve Account and the Certificate Account, excluding any accounts containing amounts invested solely for the benefit of, and at the direction of, the Mortgagor under the terms of the Mortgage Loan or applicable law) and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period, provided, that neither the Master Servicer nor the Special Servicer shall be required to deposit any loss on an investment of funds in an Investment Account if such loss is incurred solely as a result of the insolvency of the federal or state chartered depository institution or trust company that holds such Investment Account, so long as such depository institution or trust company satisfied the qualifications set forth in the definition of Eligible Account at the time such investment was made.

                  (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment and the Special Servicer or the Master Servicer fails to deposit any losses with respect to such Permitted Investment pursuant to Section 3.06(b), the Trustee may and, subject to Section 8.02, upon the request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

                  (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available


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Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

                  SECTION 3.07. Maintenance of Insurance Policies; Errors and
                                Omissions and Fidelity Coverage.

                  (a) The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgaged Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall, consistent with the Servicing Standard, cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer shall exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related Mortgagor shall be required to exercise its reasonable best efforts to obtain the required insurance coverage from Qualified Insurers and required insurance coverage obtained by the Master Servicer shall be from Qualified Insurers. The cost of any such insurance coverage obtained by either the Master Servicer or the Special Servicer shall be a Servicing Advance to be paid by the Master Servicer pursuant to Section 3.03. The Majority Subordinate Certificateholder may request that earthquake insurance be secured for one or more Mortgaged Properties at the expense of the Majority Subordinate Certificateholder. Subject to Section 3.17(a), the Special Servicer shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage; provided that all such insurance shall be obtained from Qualified Insurers. All such insurance policies (i) shall contain (if they insure against loss to property and do not relate to an REO Property) a "standard" mortgagee clause, with loss payable to the Trustee or the Master Servicer on behalf of the Trustee (in the case of insurance maintained in respect of Mortgage Loans); (ii) shall be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Trustee; (iii) shall be non-cancelable without 30 days' prior written notice to the insured party; and (iv) in each case such insurance shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case subject to the rights of any tenants and ground lessors, as the case may be, and in each case in accordance with the terms of the related Mortgage and the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.


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                  (b) If the Master Servicer or the Special Servicer shall
obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer and (ii) provides protection equivalent to the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Certificate Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

                  (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties are part of the Trust Fund) keep in force a fidelity bond with Qualified Insurers, such fidelity bond to be in such form and amount as would permit it to be a qualified FNMA or FHLMC, whichever is greater, seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause the qualification, downgrading or withdrawal of any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide for ten days' written notice to the Trustee prior to any cancellation.

                  Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties exist as part of the Trust Fund) also keep in force with Qualified Insurers, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause the qualification, downgrade or withdrawal of any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may


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be. Any such errors and omissions policy shall provide for ten days' written notice to the Trustee prior to cancellation. The Master Servicer and the Special Servicer shall each cause the Trustee to be an additional loss payee on any policy currently in place or procured pursuant to the requirements of this
Section 3.07(c).

                  For so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be (or in the case of the initial Master Servicer and Special Servicer, their respective direct or indirect parent), are rated at least "A" or the equivalent by all of the Rating Agencies (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies), such Person may self-insure with respect to the risks described in this subsection.

                  SECTION 3.08. Enforcement of Alienation Clauses.

                  (a) With respect to all Mortgage Loans other than Specially Serviced Mortgage Loans, the Master Servicer or, in the case of a Specially Serviced Mortgage Loan, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall, to the extent permitted by applicable law, enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Mortgagor, unless the Master Servicer (with the written consent of the Special Servicer) or the Special Servicer, as applicable, has determined, consistent with the Servicing Standard, that waiver of such restrictions would be in accordance with the Servicing Standard. Promptly after the Master Servicer (with the written consent of the Special Servicer) or the Special Servicer, as applicable, has made any such determination, the Master Servicer or the Special Servicer shall deliver to the Trustee, the Rating Agencies and each other an Officers' Certificate setting forth the basis for such determination. The Master Servicer or the Special Servicer shall not exercise (and the Special Servicer shall not consent to) any such waiver in respect of a due-on-encumbrance provision of any Mortgage Loan without receiving the prior written confirmation from the Rating Agencies that such action would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates. The Master Servicer or the Special Servicer shall not exercise (and the Special Servicer shall not consent to) any such waiver in respect of a due-on-sale provision of any Mortgage Loan for which the aggregate of the Stated Principal Balance of such Mortgage Loan and the Stated Principal Balance of all other Mortgage Loans that are cross-collateralized, cross-defaulted or have been made to Mortgagors affiliated with the Mortgagor on such Mortgage Loan, are equal to or greater than 5% of the aggregate Stated Principal Balance of all Mortgage Loans or $20,000,000 without receiving the prior written confirmation from the Rating Agencies that such action would not result in a downgrading, qualification or withdrawal of any of the ratings then assigned to the Certificates. In the event that such Mortgage Loan does not meet the criteria set forth in the prior sentence, and the Mortgage Loan documents contain a requirement for Rating Agency approval, the Master Servicer or the Special Servicer may waive such requirement without Rating Agency approval in accordance with the Servicing Standards.


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                  (b) Notwithstanding any other provisions of this Section 3.08, the Master Servicer (without the Special Servicer's consent) or the Special Servicer, as applicable, may grant, without any Rating Agency confirmation as provided in paragraph (a) above, a Mortgagor's request for consent to subject the related Mortgaged Property to an easement or right-of-way for utilities, access, parking, public improvements or another purpose, and may consent to subordination of the related Mortgage Loan to such easement or right-of-way provided the Master Servicer or the Special Servicer, as applicable, shall have determined in accordance with the Servicing Standards that such easement or right-of-way shall not materially interfere with the then-current use of the related Mortgaged Property, or the security intended to be provided by such Mortgage, the related Mortgagor's ability to repay the Mortgage Loan, or materially or adversely affect the value of such Mortgaged property or cause the Mortgage Loan to cease to be a qualified mortgage loan for REMIC purposes.

                  SECTION 3.09. Realization Upon Defaulted Mortgage Loans;
                                Required Appraisals.

                  (a) The Special Servicer shall, subject to Sections 3.09(b) through 3.09(d) and Section 6.11, exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including, without limitation, pursuant to
Section 3.20. Subject to the second paragraph of Section 3.03(c), the Master Servicer shall advance all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Servicing Advance) incurred by the Special Servicer in any such proceedings, and shall be entitled to reimbursement therefor as provided in Section 3.05(a). Nothing contained in this
Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in accordance with the Servicing Standard and in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may, at the expense of the Trust Fund, have an appraisal performed with respect to such property by an Independent Appraiser or other expert in real estate matters; which appraisal shall take into account the factors specified in Section 3.18(e), including without limitation, any environmental, engineering or other third party reports available, and other factors that a prudent real estate appraiser would consider. With respect to each Required Appraisal Mortgage Loan, the Special Servicer will be required to obtain a Required Appraisal (or with respect to any Mortgage Loan with an outstanding principal balance less than $1,000,000, an internal valuation performed by the Special Servicer) within 60 days of a Mortgage Loan becoming a Required Appraisal Mortgage Loan (unless an appraisal meeting the requirements of a Required


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Appraisal was obtained for such Required Appraisal Mortgage Loan within the prior 12 months and the Special Servicer has no actual knowledge of a material adverse change in the condition of the related Mortgaged Property in which case such appraisal may be a letter update of the Required Appraisal) and thereafter shall obtain a Required Appraisal (or with respect to any Mortgage Loan with an outstanding principal balance less than $1,000,000, an internal valuation performed by the Special Servicer) once every 12 months (or sooner if the Special Servicer has actual knowledge of a material adverse change in the condition of the related Mortgaged Property) if such Mortgage Loan remains a Required Appraisal Mortgage Loan. The Special Servicer will deliver a copy of each Required Appraisal (or letter update or internal valuation) to the Master Servicer and the Trustee within 10 Business Days of obtaining such Required Appraisal (or letter update or internal valuation). Subject to the second paragraph of Section 3.03(c), the Master Servicer shall advance the cost of such Required Appraisal; provided, however, that such expense will be subject to reimbursement to the Master Servicer as a Servicing Advance out of the Certificate Account pursuant to Section 3.05(a)(vi) and 3.05(a)(vii).

                  (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

                        (i) such personal property is incident to real property
                  (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

                        (ii) the Special Servicer shall have obtained an Opinion
                  of Counsel (the cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II, REMIC III or REMIC IV under the REMIC Provisions or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                  (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trustee, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable judgment of the Master Servicer or the Special Servicer, as the case may be, made in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless (as evidenced by an Officers' Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination) the Special Servicer has previously determined in accordance with the Servicing Standard taking into account the coverage provided by the Secured Creditor Impaired Property Policy, and based on an Environmental Assessment of such Mortgaged Property performed by an Independent Person who regularly conducts Environmental Assessments and


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performed within six months prior to any such acquisition of title or other action (a copy of which Environmental Assessment shall be delivered to the Trustee and the Master Servicer), that:

                        (i) the Mortgaged Property is in compliance with
                  applicable environmental laws and regulations or, if not, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

                        (ii) there are no circumstances or conditions present at
                  the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property.

                  The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in the preceding paragraph and may conclusively rely on the Environmental Assessment referred to above in making such determination. The cost of any such Environmental Assessment, as well as the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph shall be at the expense of the Trust Fund; and if any such Environmental Assessment so warrants, the Special Servicer shall perform such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses (i) and (ii) of the preceding paragraph have been satisfied, the cost of which shall be at the expense of the Trust Fund.

                  (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a defaulted Mortgage Loan and there is no breach of a representation or warranty requiring repurchase under the Mortgage Loan Purchase Agreement, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property, unless after evaluating the coverage of the Secured Creditor Impaired Property Policy, if any, the Special Servicer determines that proceeding against the Mortgaged Property is in accordance with the Servicing Standard) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that, if such Mortgage Loan has a then outstanding


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principal balance of greater than $1 million, then prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Rating Agencies, the Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property and the bases for such intention, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall have consented to such release within 30 days of the Trustee's distributing such notice (failure to respond by the end of such 30-day period being deemed consent).

                  (e) The Special Servicer shall report to the Master Servicer, the Controlling Class Representative and the Trustee monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a defaulted Mortgage Loan as to which the environmental testing contemplated in Section 3.09(c) above has revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of all such conditions and release of the lien of the related Mortgage on such Mortgaged Property.

                  (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

                  (g) The Special Servicer shall, with the reasonable cooperation of the Master Servicer, prepare and file information returns with respect to reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to any Mortgaged Property required by Sections 6050J and 6050P of the Code and each year deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050J and 6050P of the Code.

                  (h) The Special Servicer shall maintain accurate records, prepared by a Servicing Officer, of each Final Recovery Determination in respect of any Mortgage Loan or REO Property and the basis thereof. Each Final Recovery Determination shall be evidenced by an Officers' Certificate delivered to the Trustee, the Controlling Class Representative and the Master Servicer no later than the third Business Day following such Final Recovery Determination.

                  (i) Upon reasonable request of the Master Servicer, the Special Servicer shall deliver to it and the related Sub-Servicer any other information and copies of any other documents in its possession with respect to a Specially Serviced Mortgage Loan or the related Mortgaged Property.


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                  SECTION 3.10. Trustee and Custodian to Cooperate; Release of
                                Mortgage Files.

                  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Trustee in writing, who shall release or cause the related Custodian to release, by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of a release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall deliver to the Master Servicer such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or the Distribution Account.

                  (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or related Custodian to the Master Servicer or the Special Servicer, as applicable.

                  (c) Within seven Business Days (or within such shorter period (but no less than three Business Days) as execution and delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of the Special Servicer's request therefor, the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents stated by the Special Servicer to be reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or REO Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to


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obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust Fund, the Master Servicer or the Special Servicer. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                  SECTION 3.11. Servicing Compensation.

                  (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate and on the same principal amount respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed and calculated on the basis of a 360-day year consisting of twelve 30-day months (or, in the event of a Principal Prepayment in full or other Liquidation Event with respect to a Mortgage Loan or REO Loan, on the basis of the actual number of days to elapse from and including the related Due Date to but excluding the date of such Principal Prepayment or Liquidation Event in a month consisting of 30 days). The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly (or, with respect to any Semi-Annual Mortgage Loan semi-annually), on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a)(iii). The right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

                  (b) Additional servicing compensation in the form of (i) late payment charges, Penalty Interest, assumption application fees, modification fees for Mortgage Loan modifications made by the Master Servicer pursuant to
Section 3.20(i), charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums or Yield Maintenance Charges), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan and accrued during the time that such Mortgage Loan was not a Specially Serviced Mortgage Loan, (ii) fifty percent (50%) of any assumption fee to the extent actually paid by a Mortgagor with respect to any Mortgage Loan, other than a Specially Serviced Mortgage Loan, and (iii) fifty percent (50%) of any assumption fee on any assumption of a Specially Serviced Mortgage Loan if the only Servicing Transfer Event is the transfer of the related Mortgaged Property by the Mortgagor without the required consents may be


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retained by the Master Servicer and are not required to be deposited in the
Certificate Account provided that the Master Servicer's right to receive late payment charges and Penalty Interest pursuant to clause (i) above shall be limited to the portion of such items that have not been applied to pay interest on Advances in respect of the related Mortgage Loan as provided in Sections 3.03(d) and 4.03(d). The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses; (ii) interest or other income earned on deposits in the Certificate Account and the Interest Reserve Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period), and (iii) to the extent not required to be paid to any Mortgagor under applicable law or the terms of the related Mortgage Loan, any interest or other income earned on deposits in the Reserve Accounts and Servicing Accounts maintained thereby. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement. The Master Servicer shall not waive or agree to any discount of any portion of assumption fees to which the Special Servicer is entitled.

                  (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue at the Special Servicing Fee Rate and on the same principal amount respecting which the related interest payment due on such Specially Serviced Mortgage Loan or deemed to be due on such REO Loan is computed and calculated on the basis of a 360-day year consisting of twelve 30-day months (or, in the event of a Principal Prepayment in full or other Liquidation Event with respect to a Mortgage Loan or REO Loan, on the basis of the actual number of days to elapse from and including the related Due Date to but excluding the date of such Principal Prepayment or Liquidation Event in a month consisting of 30 days). The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account pursuant to Section 3.05(a).

                  As further compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Workout Fee with respect to each Corrected Mortgage Loan, so long as such loan remains a Corrected Mortgage Loan. As to each Corrected Mortgage Loan, the Workout Fee shall be payable out of, and shall be calculated by application of the Workout Fee Rate to, each collection of interest (other than Additional Interest and Penalty Interest) and principal received on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan (net of any portion of such collection payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee for any related unpaid or unreimbursed Master Servicing Fees and/or Advances) received on such Mortgage


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Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if a Servicing Transfer Event occurs with respect thereto or if the related Mortgaged Property becomes an REO Property; provided that a new Workout Fee would become payable if and when such Mortgage Loan again became a Corrected Mortgage Loan. If the Special Servicer is terminated or resigns in accordance with Section 6.04, it shall no longer have the right to receive any Workout Fees payable in respect of Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer.

                  In addition, with respect to each Specially Serviced Mortgage Loan and REO Loan (or Qualified Substitute Mortgage Loan substituted in lieu thereof), the Special Servicer shall be entitled to the Principal Recovery Fee payable out of, and calculated by application of the Principal Recovery Fee Rate to, all amounts (whether in the form of payments of Liquidation Proceeds or REO Revenues) received in respect of such Mortgage Loan (or, in the case of an REO Loan, in respect of the related REO Property) and allocable as a recovery of principal, interest and expenses in accordance with Section 3.02(b) or the definition of "REO Loan", as applicable; provided that no Principal Recovery Fee shall be payable in connection with, or out of (i) Insurance Proceeds and (ii) Liquidation Proceeds resulting from, the purchase of any Mortgage Loan or REO Property by the applicable Mortgage Loan Seller pursuant to the respective Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to
Section 9.01; and provided further that no Principal Recovery Fee shall be payable to the extent a Workout Fee is payable concerning the Liquidation Proceeds.

                  The Special Servicer's right to receive the Special Servicing Fee, the Workout Fee and the Principal Recovery Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under Sections 6.02, 6.04 and 6.09.

                  (d) Additional servicing compensation in the form of (i) late payment charges, Penalty Interest and assumption application fees received on or with respect to Specially Serviced Mortgage Loans actually collected that accrued during the time that the related Mortgage Loan was a Specially Serviced Mortgage Loans, (ii) one-hundred percent (100%) (or fifty percent (50%) if
Section 3.11(b)(iii) applies) of assumption fees collected on all Specially Serviced Mortgage Loans, (iii) fifty percent (50%) of assumption fees collected on any Mortgage Loan other than a Specially Serviced Mortgage Loan and (iv) modification fees collected on all Mortgage Loans (other than modifications made by the Master Servicer pursuant to Section 3.20(i)), in each case to the extent actually paid by the related Mortgagor, shall be retained by the Special Servicer or promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Certificate Account provided that the Special Servicer's right to receive late payment charges and Penalty Interest pursuant to clause (i) above shall be limited to the portion of such items that have not been applied to pay for the cost of inspections in accordance with Section 3.12(a) or to pay


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interest on Advances in respect of the related Mortgage Loan as provided in
Sections 3.03(d) and 4.03(d). The Special Servicer shall also be entitled to additional servicing compensation in the form of: (i) interest or other income earned on deposits in the REO Account, if established, in accordance with
Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period); and (ii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts maintained by the Special Servicer. The Special Servicer shall be required to pay out of its own funds all general and administrative expenses incurred by it in connection with its servicing activities hereunder, and the Special Servicer shall not be entitled to reimbursement therefor except as expressly provided in
Section 3.05(a) if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account

                  SECTION 3.12. Property Inspections; Collection of Financial
                                Statements; Delivery of Certain Reports.

                  (a) The Special Servicer shall perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after a related Mortgage Loan (i) becomes a Specially Serviced Mortgage Loan or
(ii) the related Debt Service Coverage Ratio set forth in the Comparative Financial Status Report is below 1.0x, provided that such expense shall be reimbursable first out of Penalty Interest and late payment charges otherwise payable to the Special Servicer and received in the Collection Period during which such inspection related expenses were incurred, then as an Additional Trust Fund Expense. Each of the Master Servicer for each Mortgage Loan other than a Specially Serviced Mortgage Loan or REO Loan and the Special Servicer for each Specially Serviced Mortgage Loan and REO Loan shall at its expense perform or cause to be performed an inspection of all the Mortgaged Properties at least once per calendar year (or, in the case of Mortgage Loans with a then current principal balance of less than $2,000,000, every other calendar year) beginning in 2000. The Special Servicer and the Master Servicer shall each prepare (and, in the case of the Special Servicer, shall deliver to the Master Servicer) a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which it is aware, (ii) any change in the condition or value of the Mortgaged Property that it, in its reasonable judgment, considers material, or (iii) any visible waste committed on the Mortgaged Property. The Master Servicer shall deliver such reports to the Trustee within 45 days of the related inspection and the Trustee shall, subject to Section 3.15, make copies of all such inspection reports available for review by Certificateholders and Certificate Owners during normal business hours at the offices of the Trustee at all times after Trustee's receipt thereof. Upon written request and at the expense of the requesting party, the Trustee shall deliver copies of any such inspection reports to Certificateholders and Certificate Owners. The Special Servicer shall have the right to inspect or cause to be inspected (at its own expense) every calendar year any Mortgaged Property related to a loan that is not a Specially Serviced Mortgage Loan, provided that the Special Servicer obtains the approval of the Master Servicer prior to such inspection, and provides a copy of such inspection to the Master Servicer; and provided further that the Master Servicer and the Special Servicer shall not


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both inspect a Mortgage Loan that is not a Specially Serviced Mortgage Loan in the same calendar year. If the Special Servicer performs such inspection such inspection shall satisfy the Master Servicer's inspection obligations pursuant to this paragraph (a).

                  With respect to site inspection information, the Master Servicer shall make such inquiry of any Mortgagor under any related Mortgage Loan as the Special Servicer may reasonably request.

                  The Special Servicer will, promptly after a Mortgage Loan becomes a Specially Serviced Mortgage Loan, give written notice to the Master Servicer, the Controlling Class Representative and the Trustee which will include an explanation as to the reasons such Mortgage Loan became a Specially Serviced Mortgage Loan and the Special Servicer's plan for servicing such Mortgage Loan, a copy of which notice will be provided by the Trustee to each Rating Agency and upon request to each Certificateholder and the Depositor.

                  (b) Not later than 2:00 p.m. (New York City time) on the second Business Day prior to each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports with respect to the Specially Serviced Mortgage Loans and any REO Properties providing the required information as of the end of the preceding calendar month: (i) a CMSA Property File Report; and (ii) a Comparative Financial Status Report. Not later than 5:00 p.m. (New York City time) on the first Business Day following each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports with respect to the Mortgage Loans (and, if applicable, the related REO Properties) (or, as to clause (iv) below, only with respect to Specially Serviced Mortgage Loans) providing the required information as of such Determination Date: (i) a Historical Liquidation Report; (ii) a Historical Loan Modification Report; (iii) an REO Status Report, and (iv) a Delinquent Loan Status Report.

                  (c) Not later than 4:00 p.m. (New York City time) on the third Business Day after each Determination Date, the Master Servicer shall deliver or cause to be delivered to the Trustee (in electronic format acceptable to the Master Servicer and the Trustee) (A) the most recent Historical Loan Modification Report, Historical Liquidation Report and REO Status Report received from the Special Servicer pursuant to Section 3.12(b); (B) a CMSA Property File Report and a Comparative Financial Status Report, each with the required information as of the end of the preceding calendar month (in each case combining the reports prepared by the Special Servicer and the Master Servicer);
(C) a Delinquent Loan Status Report, each with the required information as of such Determination Date (in each case combining the reports prepared by the Special Servicer and the Master Servicer); and (D) a Watch List Report with the required information as of such Determination Date. Not later than 4:00 p.m. (New York City time) on the third Business Day of each calendar month, the Master Servicer shall deliver or cause to be delivered to the Trustee (in electronic format acceptable to the Master Servicer and the Trustee) an Interim Delinquent Loan Status Report.


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                  (d) The Special Servicer will deliver to the Master Servicer the reports set forth in Section 3.12(b) and this Section 3.12(d) and the Master Servicer shall deliver to the Trustee the reports set forth in Section 3.12 in an electronic format reasonably acceptable to the Special Servicer and the Master Servicer with respect to the reports set forth in Section 3.12(b) and this Section 3.12(d), and the Master Servicer and the Trustee with respect to the reports set forth in Section 3.12(c). The Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer pursuant to Section 3.12(b) and this Section 3.12(d). The Trustee may, absent manifest error, conclusively rely on the CMSA Loan File Report to be provided by the Master Servicer pursuant to Section 4.02(b). In the case of information or reports to be furnished by the Master Servicer to the Trustee pursuant to this Section 3.12, to the extent that such information is based on reports to be provided by the Special Servicer pursuant to Section 3.12(b) and this Section 3.12(d) and, to the extent that such reports are to be prepared and delivered by the Special Servicer pursuant to Section 3.12(b) and this Section 3.12(d), the Master Servicer shall have no obligation to provide such information or reports until it has received such information or reports from the Special Servicer and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by this Section 3.12 to the extent caused by the Special Servicer's failure to timely provide any report required under Section 3.12(b) and this Section 3.12(d) of this Agreement.

                  The Special Servicer, in the case of any Specially Serviced Mortgage Loan and REO Loan, and the Master Servicer, in the case of all other Mortgage Loans shall each consistent with the Servicing Standard, endeavor to obtain quarterly and annual operating statements and rent rolls with respect to the related Mortgage Loans and REO Properties, which efforts shall include in the case of Mortgage Loans, a letter sent to the related Mortgagor each quarter (followed up with telephone calls) requesting such quarterly and annual operating statements and rent rolls until they are received to the extent such action is consistent with applicable law.

                  The Special Servicer shall promptly following receipt, deliver copies of the operating statements and rent rolls received or obtained by it to the Master Servicer, and the Master Servicer shall deliver copies of the operating statements and rent rolls received or obtained by it to the Rating Agencies, the Trustee, the Special Servicer or the Controlling Class Representative in each case (other than the Rating Agencies and the Controlling Class Representative which shall be sent copies within 30 days following the Master Servicer's receipt) upon request.

                  Within 30 days after receipt by the Master Servicer or the Special Servicer of any annual operating statements with respect to any Mortgaged Property or REO Property, as applicable, each of the Master Servicer and the Special Servicer shall prepare or update and, with respect to any NOI Adjustment Worksheet prepared or updated by the Special Servicer, forward to the Master Servicer, an NOI Adjustment Worksheet for such Mortgaged Property or REO Property (with the annual operating statements attached thereto as an exhibit).


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                  The Special Servicer with respect to each Specially Serviced
Mortgage Loan and REO Loan, and the Master Servicer with respect to each other Mortgage Loan, shall each prepare and maintain and forward to each other one Operating Statement Analysis for each Mortgaged Property and REO Property, as applicable. The Operating Statement Analysis for each Mortgaged Property and REO Property is to be updated by each of the Master Servicer and the Special Servicer, as applicable, within thirty days after its respective receipt of updated operating statements for such Mortgaged Property or REO Property, as the case may be, but in no event less frequently than annually by June 30th of each year. The Master Servicer and the Special Servicer shall each use the "Normalized" column from the NOI Adjustment Worksheet for any Mortgaged Property or REO Property, as the case may be, to update the corresponding Operating Statement Analysis and shall use any operating statements received with respect to any Mortgaged Property or REO property, as the case may be, to prepare the NOI Adjustment Worksheet for such property. Copies of Operating Statement Analyses and NOI Adjustment Worksheets are to be made available by the Master Servicer to the Trustee, the Special Servicer or the Controlling Class Representative in each case upon request.

                  SECTION 3.13. Annual Statement as to Compliance.

                  Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Underwriters, and the Rating Agencies, and, in the case of the Special Servicer, to the Master Servicer, on or before April 30 of each year, beginning April 30, 2001, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding qualification, or challenging the status, of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC under the REMIC Provisions or of the Grantor Trust as a "Grantor Trust" for income tax purposes under the Grantor Trust Provisions from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof. The Master Servicer and Special Servicer shall deliver a copy of such Officer's Certificate to the Depositor.

                  SECTION 3.14. Reports by Independent Public Accountants.

                  On or before April 30 of each year, beginning April 30, 2001, each of the Master Servicer and the Special Servicer at its expense shall cause a firm of Independent public accountants (which may also render other services to the Master Servicer or the Special Servicer) that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee, Underwriters, Rating Agencies, Depositor and, in the case of the Special Servicer, to the


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Master Servicer to the effect that such firm has examined the servicing operations of the Master Servicer or the Special Servicer, as the case may be, for the previous calendar year (except that the first such report shall cover the period from the Closing Date through December 31, 1999) and that, on the basis of such examination, conducted substantially in compliance with USAP, such firm confirms that the Master Servicer or the Special Servicer, as the case may be, complied with the minimum servicing standards identified in USAP, in all material respects, except for such significant exceptions or errors in records that, in the opinion of such firm, the USAP requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer.

                  SECTION 3.15. Access to Certain Information.

                  (a) Upon ten days prior written notice, the Master Servicer (with respect to the items in clauses (a), (b), (c), (d), (e), (f), (h) and (i) below), the Special Servicer (with respect to the items in clauses (d), (e),
(f), (g), (h) and (i) below) and the Trustee (with respect to the items in clause (b) and (i) below and to the extent any other items are in its possession) shall make available at their respective offices primarily responsible for administration of the Mortgage Loans (or in the case of Norwest Bank Minnesota, National Association, at its Corporate Trust Office, except with respect to documents which constitute part of the Mortgage Files, which will be maintained at its offices in Minnesota), during normal business hours, or send to the requesting party, such party having been certified to the Trustee or the Master Servicer as applicable in accordance with (a) and (b) in the following paragraph, as appropriate, at the expense of such requesting party (unless otherwise provided in this Agreement), for review by any Certificate Owner or Certificateholder or any person identified by a Certificate Owner or Certificateholder or its designated agent to the Trustee, the Master Servicer or the Special Servicer, as the case may be, as a prospective transferee of any Certificate or interest therein, the Trustee, the Rating Agencies, the Underwriters and anyone specified thereby and the Depositor originals or copies of the following items: (a) this Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Certificates since the Closing Date and all reports, statements and analyses delivered by the Master Servicer since the Closing Date pursuant to Section 3.12(c), (c) all Officers' Certificates delivered by the Master Servicer or the Special Servicer since the Closing Date pursuant to Section 3.13, (d) all accountants' reports delivered to the Master Servicer in respect of itself or the Special Servicer since the Closing Date as described in Section 3.14, (e) the most recent property inspection report prepared by or on behalf of the Master Servicer in respect of each Mortgaged Property and any Environmental Assessments prepared pursuant to Section 3.09, (f) the most recent Mortgaged Property annual operating statements and rent roll, if any, collected by or on behalf of the Master Servicer, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer and the Asset Status Report prepared pursuant to Section 3.21(d), (h) the Servicing File relating to each Mortgage Loan and (i) any and all Officers' Certificates and other evidence delivered by the Master Servicer or the Special Servicer, as the case


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may be, to support its determination that any Advance was, or if made, would be, a Nonrecoverable Advance pursuant to Section 3.20(d) including appraisals affixed thereto and any Required Appraisal prepared pursuant to Section 3.09(a). Copies of any and all of the foregoing items will be available from the Master Servicer, the Special Servicer or the Trustee, as the case may be, upon request and shall be provided to any of the Rating Agencies at no cost pursuant to their reasonable requests.

                  In connection with providing access to or copies of the items described in the preceding paragraph pursuant to this Section 3.15, the Trustee or the Master Servicer, as applicable, shall require: (a) in the case of Certificate Owners, a confirmation executed by the requesting Person substantially in the form of Exhibit X-1 hereto (or such other form as may be reasonably acceptable to the Trustee or the Master Servicer, as applicable) generally to the effect that such Person is a beneficial holder of Book-Entry Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit X-2 hereto (or such other form as may be reasonably acceptable to the Trustee or the Master Servicer, as applicable) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed, subject to the last sentence of this paragraph, to keep such information confidential (except that any Holder may provide such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner shall be obligated to keep confidential any information received from the Trustee or the Master Servicer, as applicable, pursuant to this Section 3.15 that has previously been made available without a password via the Trustee's or the Master Servicer's, as applicable, Internet Website or has previously been filed with the Commission, and the Trustee or the Master Servicer, as applicable, shall not require either of the certifications contemplated by the second preceding sentence in connection with providing any information pursuant to this Section 3.15 that has previously been made available without a password via the Trustee's Internet Website or has previously been filed with the Commission.

                  Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Rating Agencies and the Depositor, and to the OTS, the FDIC, the Federal Reserve Board and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract


                                      107
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or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

                  The Trustee, the Master Servicer, the Special Servicer and the Underwriters may require payment from the Certificateholder or Certificate Owner of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section 3.15 to, or at the request of, the Certificateholders or Certificate Owners or prospective transferees, including, without limitation, copy charges and, in the case of Certificateholders or Certificate Owners requiring on site review in excess of three Business Days, reasonable fees for employee time and for space.

                  (b) The Trustee shall, and the Master Servicer may but is not required to, make available each month to any interested party (i) the Distribution Date Statement via their respective Internet Websites and, with respect to the Trustee only, fax-on-demand service and (ii) as a convenience for interested parties this Agreement on their respective Internet Websites. In addition, the Trustee shall make available each month, on each Distribution Date, the Unrestricted Servicer Reports, the CMSA Loan File Report, the CMSA loan setup file, the CMSA Bond File Report and the CMSA Collateral File Report to any interested party on its Internet Website. The Trustee shall make available each month, on each Distribution Date, (i) the Restricted Servicer Reports, and (ii) the CMSA Property File Report to any Privileged Person via the Trustee's Internet Website with the use of a password (or other comparable restricted access mechanism) provided by the Trustee. The Trustee shall make available each month, on the fourth Business Day of each calendar month, the Interim Delinquent Loan Status Report to any interested party on its Internet Website.

                  The Master Servicer may, but is not required to, make available each month via its Internet Website (i) to any interested party, the Unrestricted Servicer Reports, the CMSA loan setup file and the CMSA Loan File Report, and (ii) to any Privileged Person, with the use of a password provided by the Master Servicer, the Restricted Servicer Reports and the CMSA Property File Report. Any (y) Restricted Servicer Report or Unrestricted Servicer Report (other than the Interim Delinquent Loan Status Report) that is not available on the Master Servicer's Internet Website as described in the immediately preceding sentence by 5:00 p.m. (New York City time) on the related Distribution Date and
(z) Interim Delinquent Loan Status Report that is not available on the Master Servicer's Internet Website as described in the immediately preceding sentence by 5:00 p.m. (New York City time) on the third Business Day of each calendar month, shall be provided (in electronic format or, if electronic mail is unavailable, by facsimile) by the Master Servicer, upon request, to any Person otherwise entitled to access to such report on the Master Servicer's Internet Website.

                  In connection with providing access to the Trustee's Internet Website or the Master Servicer's Internet Website, the Trustee or the Master Servicer, as applicable, may require registration and the acceptance of a disclaimer.


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                  If three or more Holders or the Controlling Class
Representative (hereinafter referred to as "Applicants" with a single Person which (together with its Affiliates) is the Holder of more than one Class of Certificates being viewed as a single Applicant for these purposes) apply in writing to the Trustee, and such application states that the Applicants' desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, send, at the Applicants' expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

                  (c) From and after the later to occur of (i) the expiration of ninety days after the Closing Date and (ii) the date on which the Trustee receives notice from the Depositor that the last unsold allotment of Certificates (if any) has been sold by the Underwriters, the Trustee shall also make available to any Privileged Person, with the use of a password (or other comparable restricted access mechanism) provided by the Trustee to such Privileged Person, the Investor Q&A Forum. The "Investor Q&A Forum" shall be a service available on a portion of the Trustee's Internet Website. The structure, form, legends and links of such portion of the Trustee's Internet Website shall be subject to the approval of the Depositor prior to implementation of the Investor Q&A Forum and may not be altered, changed or modified without the approval of the Depositor. The Investor Q&A Forum shall permit Privileged Persons with the use of a password (or other comparable restricted access mechanism) to (i) submit questions to the Trustee via e-mail, which questions
(A) relate to the Mortgage Loans or the Mortgaged Properties and (B) are requesting information that is of the type included in the reports provided by the Master Servicer or the Special Servicer pursuant to Section 3.12 ("Investor Inquiries"), and (ii) view Investor Inquiries that have been previously submitted and answered, together with the answers thereto. Upon receipt of a submission from a user, the Trustee shall forward the Investor Inquiry to either the Master Servicer (if such Investor Inquiry relates to a Mortgage Loan that is not a Specially Serviced Mortgage Loan) or the Special Servicer (if such Investor Inquiry relates to a Specially Serviced Mortgage Loan) within four Business Hours of receipt thereof. Within five Business Days following receipt of an Investor Inquiry from the Trustee by the Master Servicer (with respect to Investor Inquiries that relate to Mortgage Loans that are not Specially Serviced Mortgage Loans) or within five Business Days following receipt of an Investor Inquiry from the Trustee by the Special Servicer (with respect to Investor Inquiries that relate to Specially Serviced Mortgage Loans), the Master Servicer or the Special Servicer, as applicable, unless it determines not to answer such Investor Inquiry as provided below, shall reply to the Investor Inquiry with (A) the answer to such Investor Inquiry, or (B) if such Investor Inquiry cannot reasonably be answered within such five Business Days, such longer period of time as is necessary to answer such Investor Inquiry, provided such longer period of time shall be commercially reasonable (which it shall then be required to adhere to). Upon receipt of any such answer from the Master Servicer or the Special Servicer, the Trustee shall post (within four Business Hours of receipt of such answer) such Investor Inquiry and the related answer (or a statement concerning the additional time necessary until such answer shall be made available) to the Trustee's Website to be made available to Privileged Persons with the use of a password (or other comparable restricted access mechanism). If the Master Servicer or the Special Servicer determines, in its


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respective sole discretion, that (i) any Investor Inquiry is not of a type described above, (ii) answering any Investor Inquiry would not be in the best interests of the Trust Fund and/or the Certificateholders, (iii) answering any Investor Inquiry would be in violation of applicable law or the applicable Mortgage Loan documents, or (iv) answering any Investor Inquiry is otherwise, for any reason, not advisable to answer, it shall not be required to answer such Investor Inquiry, and shall promptly notify the Trustee, who shall notify the Person who submitted such Investor Inquiry. Any notice by the Trustee to the Person who submitted an Investor Inquiry that the Master Servicer or the Special Servicer, as applicable, has declined to answer such Investor Inquiry shall include the following statement: "Because the Pooling and Servicing Agreement provides that the Master Servicer and the Special Servicer shall not answer an Investor Inquiry if it determines, in its respective sole discretion, that (i) any Investor Inquiry is not of a type described in the Pooling and Servicing Agreement, (ii) answering any Investor Inquiry would not be in the best interests of the Trust Fund and/or the Certificateholders, (iii) answering any Investor Inquiry would be in violation of applicable law or the applicable Mortgage Loan documents, or (iv) answering any Investor Inquiry is otherwise, for any reason, not advisable to answer, no inference should be drawn from the fact that the Master Servicer or the Special Servicer has declined to answer the Investor Inquiry."

                  The Master Servicer and the Special Servicer shall not be required to confirm, represent or warrant the accuracy or completeness of any other Person's information or report included in any communication from the Master Servicer or the Special Servicer under this Agreement. The Trustee shall not be liable for the dissemination of information in accordance with this
Section 3.15(c). The Trustee makes no representations or warranties as to the accuracy or completeness of any report, document, question, answer, or other information made available on the Trustee's Website and assumes no responsibility therefor. In addition, the Trustee, the Master Servicer and the Special Servicer may disclaim responsibility for any information distributed by the Trustee, the Master Servicer or the Special Servicer, respectively, for which it is not the original source.

                  SECTION 3.16. Title to REO Property; REO Account.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property by the end of the third year following the calendar year in which REMIC I or REMIC II, as applicable, acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) applies for, more than sixty days prior to the end of such third succeeding year, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I or REMIC II, as applicable, of such REO Property subsequent to the end of such third succeeding year will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II, REMIC III or REMIC IV or cause any of REMIC I, REMIC II, REMIC III or


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REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its obtaining the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall first be payable from the related REO Account to the extent of available funds and then be a Servicing Advance by the Master Servicer.

                  (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, upon receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property within 2 Business Days of receipt. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give written notice to the Trustee and the Master Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

                  (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property (including any monthly reserve or escrow amounts necessary to accumulate sufficient funds for taxes, insurance and anticipated capital expenditures (the "Impound Reserve")). On each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer or such other Person as may be directed by the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during the most recently ended Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that in addition to the Impound Reserve the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management and maintenance of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and other related expenses).


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                  (d) The Special Servicer shall keep and maintain separate
records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c). The Special Servicer shall provide the Master Servicer any information with respect to the REO Account as is reasonably requested by the Master Servicer.

                  SECTION 3.17. Management of REO Property.

                  (a) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

                        (i) None of the income from Directly Operating such
                  Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

                        (ii) Directly Operating such Mortgaged Property as an
                  REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially feasible) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

                        (iii) It is reasonable to believe that Directly
                  Operating such property as REO Property could result in income subject to an REO Tax and that no commercially feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the REMIC Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the REMIC Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the REMIC Administrator's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the


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                  Proposed Plan. In addition, the REMIC Administrator shall (to the extent reasonably possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the REMIC Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. All of the REMIC Administrator's expenses (including any fees and expenses of counsel or other experts reasonably retained by it) incurred pursuant to this section shall be reimbursed to it from the Trust Fund in accordance with Section 10.01(f).

                  The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the Servicing Standard and in any case on the good faith and reasonable judgment of the Special Servicer as to which means would be in the best interest of the Certificateholders by maximizing (to the extent commercially feasible and consistent with Section 3.17(b)) the net after-tax REO Revenues received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective Mortgaged Property. Both the Special Servicer and the REMIC Administrator may, at the expense of the Trust Fund payable pursuant to Section 3.05(a)(xiii) consult with counsel.

                  (b) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not and will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), either result in the receipt by REMIC I, REMIC II, REMIC III or REMIC IV of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or result in an Adverse REMIC Event. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including without limitation:

                        (i) all insurance premiums due and payable in respect of
                  such REO Property;

                        (ii) all real estate taxes and assessments in respect of
                  such REO Property that may result in the imposition of a lien thereon;

                        (iii) any ground rents in respect of such REO Property;
                  and


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                        (iv) all costs and expenses necessary to maintain,
                  lease, sell, protect, manage, operate and restore such REO Property.

                  To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in the preceding sentence with respect to such REO Property, the Master Servicer, subject to the second paragraph of Section 3.03(c), shall make Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced by an Officers' Certificate delivered to the Trustee and the Master Servicer) the Master Servicer would not make such advances if the Master Servicer owned such REO Property or the Master Servicer determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Advance; provided, however, that the Master Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

                  (c) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

                        (i) the terms and conditions of any such contract may
                  not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                        (ii) the fees of such Independent Contractor (which
                  shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

                        (iii) except as permitted under Section 3.17(a), any
                  such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner,
                  (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in Section 3.17(b) above, and
                  (B) except to the extent that such revenues are derived from any services rendered by the Independent Contractor to tenants of the REO Property that are not customarily furnished or rendered in connection with the rental of real property (within the meaning of Section 1.856-4(b)(5) of the Treasury Regulations or any successor provision), remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

                        (iv) none of the provisions of this Section 3.17(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and


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                        (v) the Special Servicer shall be obligated with respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. No agreement entered into pursuant to this
Section 3.17(c) shall be deemed a Sub-Servicing Agreement for purposes of
Section 3.22.

                  SECTION 3.18. Sale of Mortgage Loans and REO Properties.

                  (a) The Master Servicer, the Special Servicer or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this
Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a) and 9.01.

                  (b) Subject to Section 2.03(a), if the Special Servicer has determined in good faith, and after making reasonable efforts to specially service such Defaulted Mortgage Loan, that any Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee, following its receipt of such notice, shall, within 10 days after receipt of such notice, notify the Majority Subordinate Certificateholder. The Majority Subordinate Certificateholder may at its option purchase from the Trust Fund, at a price equal to the Purchase Price, any such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Certificate Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Majority Subordinate Certificateholder the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Majority Subordinate Certificateholder ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Majority Subordinate Certificateholder.

                  (c) If the Majority Subordinate Certificateholder has not purchased any Defaulted Mortgage Loan within 30 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer (with preference given to the Special Servicer) may at its option purchase such Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Certificate Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in


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each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

                  (d) Subject to Section 6.11, the Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Sections 3.18(b) and 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Trust Fund. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the Certificateholders, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09.

                  Subject to Section 6.11, the Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by
Section 3.16(a). The Special Servicer shall accept the first (and, if multiple bids are received contemporaneously or subsequently, the highest, provided that the Special Servicer is not obligated to the first bidder) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

                  The Special Servicer shall give the Trustee and the Master Servicer not less than five Business Days' prior written notice of its intention to sell any Mortgage Loan or REO Property pursuant to this Section 3.18(d). No Interested Person shall be obligated to submit a bid to purchase any such Mortgage Loan or REO Property, and notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its Affiliates may bid for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of
Section 3.18(d), shall be determined by the Special Servicer (except as otherwise provided below in this Section 3.18(e)). In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall be supplied with and may rely on a narrative


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appraisal prepared at the expense of the Trust Fund by an Independent Appraiser, retained by the Special Servicer. (The Special Servicer may rely on a certification of any bidder to the effect that such bidder is not an Interested Person.) Such appraiser shall be selected by the Special Servicer if the Special Servicer is not bidding with respect to a Defaulted Mortgage Loan or REO
Property and shall be selected by the Master Servicer if the Special Servicer is bidding. (The Master Servicer shall not bid with respect to a Defaulted Mortgage Loan or REO Property if the Special Servicer has informed it that the Special Servicer intends to submit a bid.) Where any Interested Person is among those bidding with respect to a Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person or from an Interested Person other than the Special Servicer constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any appraisal described above and any appraisal that it may have obtained pursuant to Section 3.09(a)), and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the coverage of any Secured Creditor Impaired Property Policy, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in
Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price. Notwithstanding the other provisions of this Section 3.18 (but excluding a purchase pursuant to Section 3.18(c)), no cash bid from the Master Servicer, Special Servicer or any of their Affiliates thereof shall constitute a fair price for any Defaulted Mortgage Loan or REO Property unless such bid is the highest bid received and at least two independent bids (not including the bid of the Master Servicer, Special Servicer or any Affiliate) have been received. In the event the bid of the Special Servicer or any Affiliate is the only bid received or is the higher of only two bids received, then additional bids shall be solicited. If an additional bid or bids are received and the original bid of the Special Servicer or any Affiliate is the highest of all bids received, then the bid of the Special Servicer or such Affiliate shall no longer be deemed not to constitute a fair price.

                  (f) Subject to Sections 3.18(a) through 3.18(e) above and
Section 6.11, the Special Servicer shall act on behalf of the Trustee in negotiating with independent third parties and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final, without recourse to the Trustee or the Trust Fund and without representations and warranties of title and condition, unless liability for breach thereof is limited to recourse against the Trust Fund, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer or the Trustee.


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                  (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless changes in the REMIC Provisions or authoritative interpretations thereof made or issued subsequent to the Startup Day allow a sale for other consideration).

                  (h) The Special Servicer shall not be obligated by any of the foregoing paragraphs of this Section 3.18 to accept the highest bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid (from other than itself or an Affiliate) if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms offered by the prospective buyer making the lower bid are more favorable).

                  SECTION 3.19. Additional Obligations of Master Servicer and
                                Special Servicer.

                  (a) The Master Servicer shall deliver to the Paying Agent for deposit in the Distribution Account on each P&I Advance Date, without any right of reimbursement therefor, with respect to each Mortgage Loan (other than a Specially Serviced Mortgage Loan) that was subject to a Principal Prepayment during the most recently ended Collection Period creating a Prepayment Interest Shortfall, an amount equal to the lesser of (i) the amount of the related Prepayment Interest Shortfall and (ii) the sum of (A) the Master Servicing Fee (calculated for this purpose only at a rate of 0.025% per annum) received by the Master Servicer during such Collection Period on such Mortgage Loan and (B) investment income earned by the Master Servicer on the related Principal Prepayment during the most recently ended Collection Period.

                  (b) The Master Servicer shall, as to each Mortgage Loan which is secured by the interest of the related Mortgagor under a Ground Lease, promptly (and in any event within 60 days of the Closing Date) notify the related ground lessor of the transfer of such Mortgage Loan to the Trust Fund pursuant to this Agreement and inform such ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer.

                  (c) Not later than 4:00 pm (New York City time) on the third Business Day after each Determination Date, the Master Servicer shall deliver to the Trustee, the Special Servicer and the Rating Agencies a report stating with respect to each Credit Lease Loan as of a date no earlier than such Determination Date: (i) all publicly available ratings of Standard & Poor's and Fitch for the related Tenant or guarantor under the Guaranty as of the Closing Date, the immediately preceding Determination Date (if any) and the date of such report; and (ii) whether the related Tenant or guarantor under the Guaranty has been placed on a "credit watch."


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                  SECTION 3.20. Modifications, Waivers, Amendments and Consents.

                  (a) Subject to Sections 3.20(b) through 3.20(g) below and further subject to Sections 3.08(b) and 6.11, the Master Servicer (to the extent provided in Section 3.20(i) below) and the Special Servicer may, on behalf of the Trustee, agree to any modification, waiver or amendment of any term of any Mortgage Loan (including, subject to Section 3.20(i), the lease reviews and lease consents related thereto) without the consent of the Trustee or any Certificateholder.

                  (b) All modifications, waivers or amendments of any Mortgage Loan (including, subject to Section 3.20(i), the lease reviews and lease consents related thereto) shall be in writing and shall be considered and effected in accordance with the Servicing Standard.

                  (c) Except as provided in 3.20(d) and the last sentence of
Section 3.02(a), the Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, waiver or amendment of any term of any Mortgage Loan that would:

                        (i) affect the amount or timing of any related payment
                  of principal, interest or other amount (including Prepayment Premiums or Yield Maintenance Charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable thereunder;

                        (ii) affect the obligation of the related Mortgagor to
                  pay a Prepayment Premium or Yield Maintenance Charge or permit a Principal Prepayment during any period in which the related Mortgage Note prohibits Principal Prepayments;

                        (iii) except as expressly contemplated by the related
                  Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Independent Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released; or

                        (iv) if such Mortgage Loan is equal to or in excess of
                  5% of the then aggregate current principal balances of all Mortgage Loans or $20,000,000, permit the transfer or transfers of equity interests in the borrower or any equity owner of the borrower that would result, in the aggregate during the term of the related Mortgage Loan, in a transfer greater than 49% of the total interest in the borrower and/or any equity owner of the borrower or a transfer of voting control in the borrower of an equity owner of the borrower without the prior written confirmation from each Rating Agency that such changes will not result in the qualification, downgrade or withdrawal to the ratings then assigned to the Certificates;

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                        (v) in the reasonable, good faith judgment of the
                  Special Servicer, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

                        (vi) impair the value or enforceability of a Lease
                  Enhancement Policy, a Secured Creditor Impaired Property Policy or an RVI Policy.

                  (d) Notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), and the rights of the Controlling Class Representative set forth in Section 6.11, the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the Periodic Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate,
(iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan or (iv) accept a Principal Prepayment on any Specially Serviced Mortgage Loan during any Lockout Period; provided that (A) the related Mortgagor is in default with respect to the Specially Serviced Mortgage Loan or, in the reasonable, good faith judgment of the Special Servicer, such default is reasonably foreseeable, (B) in the reasonable, good faith judgment of the Special Servicer, such modification would increase the recovery on the Mortgage Loan to Certificateholders on a net present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Net Mortgage
Rate) and (C) such modification, waiver or amendment would not both (1) effect an exchange or reissuance of the Mortgage Loan under Section 1001 of the Code (and the Treasury regulations promulgated thereunder) and (2) cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

                  In addition, notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may extend the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan if the conditions set forth in the proviso to the prior paragraph are satisfied and the Special Servicer has obtained an appraisal in accordance with the standards of the Appraisal Institute of the related Mortgaged Property, performed by an Independent Appraiser, in connection with such extension, which appraisal supports the determination of the Special Servicer contemplated by clause (B) of the proviso to the immediately preceding paragraph and if such Balloon Loan is an Insured Balloon Loan, that such extension will not impair the value or enforceability of the related RVI Policy.

                  In no event will the Special Servicer (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, (ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the prevailing interest rate for comparable loans at the time of such modification as determined by the Special Servicer, unless (A) such Mortgage Loan is a Balloon Loan, (B) the related Mortgagor has failed to make the Balloon


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Payment at its Stated Maturity Date and (C) such Balloon Loan is not a Specially
Serviced Mortgage Loan (other than by reason of the failure to make its Balloon Payment) and has not been delinquent with respect to a Periodic Payment (other than the Balloon Payment) in the preceding twelve months, in which case the Special Servicer may permit up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (provided that such limitation of extensions made at below market rate shall not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess to the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a Ground Lease (and not by the corresponding fee simple interest), extend the maturity date of such Mortgage Loan beyond a date which is less than 20 years prior to the expiration of the term of such Ground Lease; (iv) reduce the Mortgage Rate to a rate below the prevailing interest rate for comparable loans at the time of such modification, as determined by the Special Servicer; or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

                  The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph of this Section 3.20(d) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Master Servicer and describing in reasonable detail the basis for the Special Servicer's determination. The Special Servicer shall append to such Officer's Certificate any information including but not limited to income and expense statements, rent rolls, property inspection reports and appraisals that support such determination.

                  (e) Any payment of interest that is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance or Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of such modification, waiver or amendment so permit. The foregoing shall in no way limit the Special Servicer's ability to charge and collect from the Mortgagor costs otherwise collectible under the terms of the related Mortgage Note and this Agreement together with interest thereon.

                  (f) The Special Servicer or, with respect to clause (i) below, the Master Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it (i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and (ii) any related costs and expenses incurred by it. In no event shall the Special Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.


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                  (g) The Special Servicer shall notify the Master Servicer, any related Sub- Servicers, the Trustee and the Rating Agencies, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Mortgagor) and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected shall be made available for review upon prior request during normal business hours at the offices of the Special Servicer pursuant to Section 3.15(g) hereof.

                  (h) The Master Servicer shall not permit defeasance of any Mortgage Loan (x) on or before the earliest date on which defeasance is permitted under the terms of such Mortgage Loan, or (y) to the extent inconsistent with the terms of such Mortgage Loan. The Master Servicer will not permit defeasance of any Mortgage Loan unless (i) the defeasance collateral consists of U.S. Treasury obligations, (ii) the Master Servicer has determined that the defeasance will not result in an Adverse REMIC Event (provided that the Master Servicer shall be entitled to rely conclusively on an Opinion of Counsel to that effect), (iii) the Master Servicer has notified the Rating Agencies,
(iv) each Rating Agency has confirmed that such defeasance will not result in the qualification, downgrade or withdrawal of the rating then assigned to any Class of Certificates to which a rating has been assigned by either Rating Agency, (v) the Master Servicer has requested and received from the related Mortgagor (A) an Opinion of Counsel generally to the effect that the Trustee will have a perfected, first priority security interest in such defeasance collateral and (B) written confirmation from a firm of Independent accountants stating that payments made on such defeasance collateral in accordance with the terms thereof will be sufficient to pay the subject Mortgage Loan in full on or before its Stated Maturity Date and in accordance with the Periodic Payment (or, in the case of an ARD Loan, on or before its Anticipated Repayment Date) and to timely pay each Periodic Payment scheduled to be due prior thereto but after the defeasance, and (vi) a single purpose entity (as defined below) is designated to assume the Mortgage Loan and own the defeasance collateral; provided that, if under the terms of the related Mortgage Loan documents, the related Mortgagor delivers cash to purchase the defeasance collateral rather than the defeasance collateral itself, the Master Servicer shall purchase the U.S. Treasury obligations contemplated by the related Mortgage Loan documents. Subsequent to the second anniversary of the Closing Date, to the extent that the Master Servicer can, in accordance with the related Mortgage Loan documents, require defeasance of any Mortgage Loan in lieu of accepting a prepayment of principal thereunder, including a prepayment of principal accompanied by a Prepayment Premium or Yield Maintenance Charge, the Master Servicer shall, to the extent it is consistent with the Servicing Standard, require such defeasance, provided that the conditions set forth in clauses (i) through (vi) of the preceding sentence have been satisfied. Any customary and reasonable out-of-pocket expense incurred by the Master Servicer pursuant to this Section 3.20(h) shall be paid by the Mortgagor of the defeased Mortgage Loan pursuant to the related Mortgage, Mortgage Note or other pertinent document, if so allowed by the terms of such documents, and otherwise such expenses shall be recoverable as a Servicing Advance. Notwithstanding the foregoing, if at any time, a court with jurisdiction in the matter shall hold that the related Mortgagor may obtain a release of the subject Mortgaged Property but is not


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obligated to deliver the full amount of the defeasance collateral contemplated by the related Mortgage Loan documents (or cash sufficient to purchase such defeasance collateral), then the Master Servicer shall (i) if consistent with the related Mortgage Loan documents, refuse to allow the defeasance of the Mortgage Loan or (ii) if the Master Servicer cannot so refuse and if the related Mortgagor has delivered cash to purchase the defeasance collateral, the Master Servicer shall either (A) buy such defeasance collateral or (B) prepay the Mortgage Loan, in either case, in accordance with the Servicing Standard. For purposes of this paragraph, a "single purpose entity" shall mean a Person, other than an individual, whose organization documents provide as follows: it is formed solely for the purpose of owning and operating a single property, assuming a Mortgage Loan and owning and pledging Defeasance Collateral; it may not engage in any business unrelated to such property and the financing thereof; it does not have and may not own any assets other than those related to its interest in the property or the financing thereof and may not incur any indebtedness other than as permitted by the related Mortgage; it shall maintain its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; it shall hold regular meetings, as appropriate, to conduct its business, and shall observe all entity-level formalities and record keeping; it shall conduct business in its own name and use separate stationery, invoices and checks; it may not guarantee or assume the debts or obligations of any other person; it shall not commingle its assets or funds with those of any other person; it shall pay its obligations and expenses from its own funds and allocate and charge reasonably and fairly any common employees or overhead shared with affiliates; it shall prepare separate tax returns and financial statements or, if part of a consolidated group, shall be shown as a separate member of such group; it shall transact business with affiliates on an arm's length basis pursuant to written agreements; and it shall hold itself out as being a legal entity, separate and apart from any other person. The single purpose entity organizational documents shall provide that any dissolution and winding up or insolvency filing for such entity requires the unanimous consent of all partners or members, as applicable, and that such documents may not be amended with respect to the single purpose entity requirements during the term of the Mortgage Loan.

                  (i) For any Mortgage Loan other than a Specially Serviced Mortgage Loan and subject to the rights of the Special Servicer set forth in this Section 3.20, the Master Servicer shall be responsible for any request by a Mortgagor for the consent of the mortgagee for a modification, waiver or amendment of any term with respect to:

                        (i) Approving routine leasing activity (including any
                  subordination, standstill and attornment agreements) with respect to leases for less than the lesser of (a) 30,000 square feet and (b) 20% of the related Mortgaged Property;

                        (ii) Approving any waiver affecting the timing of
                  receipt of financial statements from any Mortgagor provided that such financial statements are delivered no less than quarterly and within 60 days of the end of the calendar quarter;


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                        (iii) Approving annual budgets for the related Mortgaged
                  Property, provided that no such budget (1) provides for the payment of operating expenses in an amount equal to more than 110% of the amounts budgeted therefor for the prior year or
                  (2) provides for the payment of any material expenses to any affiliate of the Mortgagor (other than the payment of a management fee to any property manager if such management fee is no more than the management fee in effect on the Cut-off
                  Date);

                        (iv) Subject to other restrictions herein regarding
                  Principal Prepayments, waiving any provision of a Mortgage Loan requiring a specified number of days notice prior to a Principal Prepayment; and

                        (v) Approving certain consents with respect to
                  right-of-ways and easements and consents to subordination of the related Mortgage Loan to such easements or right-of-ways.

                  (j) The Special Servicer shall not consent to the modification, waiver or amendment of a Lease Enhancement Policy, a Secured Creditor Impaired Property Policy or an RVI Policy without receiving prior written confirmation from each Rating Agency that such modification, waiver or amendment will not result in a qualification, downgrade or withdrawal of the ratings on the Certificates. The Master Servicer shall not consent to any modification, waiver or amendment of any Lease Enhancement Policy, Secured Creditor Impaired Property Policy or RVI Policy.

                  (k) To the extent that either the Master Servicer or Special Servicer waives any Penalty Interest or late charge in respect of any Mortgage Loan, whether pursuant to Section 3.02(a) or this Section 3.20, the respective amounts of additional servicing compensation payable to the Master Servicer and the Special Servicer out of such Penalty Interest or late payment charges shall be reduced proportionately based upon the respective amounts that had been payable thereto out of such Penalty Interest or late payment charges immediately prior to such waiver.

                  (l) Notwithstanding anything to the contrary in this Agreement, neither the Master Servicer nor the Special Servicer, as applicable, shall take the following action unless it has received prior written confirmation (the cost of which shall be paid by the related Mortgagor, if so allowed by the terms of the related loan documents) from the Rating Agencies that such action will not result in a qualification, downgrade or withdrawal or any of the ratings assigned by such Rating Agency to the Certificates:

                        (i) With respect to any Mortgaged Property that secures
                  a Mortgage Loan with an unpaid principal balance that is at least equal to five percent (5%) of the then aggregate principal balance of all Mortgage Loans or $20,000,000, the giving of any consent, approval or direction regarding the termination of the related property manager or the designation of any replacement property manager; and


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                        (ii) With respect to each Mortgage Loan with an unpaid
                  principal balance that is equal to or greater than (A) two percent (2%) of the then aggregate principal balance of all the Mortgage Loans or (B) $10,000,000 and which is secured by a Mortgaged Property which is a hospitality property, the giving of any consent to any change in the franchise affiliation of such Mortgaged Property.

                  SECTION 3.21. Transfer of Servicing Between Master Servicer
                                and Special Servicer; Record Keeping.

                  (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan, the Master Servicer shall promptly notify the Trustee, and if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver or cause to be delivered a copy of the related Mortgage File and Servicing File, to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan either in the Master Servicer's or any of its directors', officers', employees', affiliates' or agents' possession or control or otherwise available to the Master Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event; provided, however, if the information, documents and records requested by the Special Servicer are not contained in the Servicing File, the Master Servicer shall have such period of time as reasonably necessary to make such delivery. Notwithstanding the occurrence of a Servicing Transfer Event, the Master Servicer shall continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer).

                  Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Mortgage File and Servicing File and all other information, documents and records that were not part of the Servicing File when it was delivered to the Special Servicer within five Business Days of the occurrence, to the Master Servicer (or such other Person as may be directed by the Master Servicer) and upon giving such notice, and returning such Servicing File, to the Master Servicer (or such other Person as may be directed by the Master Servicer), the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.


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                  (b) In servicing any Specially Serviced Mortgage Loans, the
Special Servicer shall provide to the Custodian originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

                  (c) On or before each Determination Date, the Special Servicer shall deliver to the Master Servicer and each Rating Agency (or such other Person as may be directed by the Master Servicer) a statement in writing and in computer readable format (the form of such statement to be agreed upon by the Master Servicer) describing, on a loan-by-loan and property-by-property basis,
(1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (x) through (xiii) of Section 4.02(a) and, insofar as it relates to the Special Servicer, the information described in clauses (xxiii) and (xxiv) of Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of all REO Revenues, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period and (4) such additional information relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information reasonably available to the Master Servicer required by the Special Servicer to perform its duties under this Agreement.

                  (d) No later than 30 days after a Mortgage Loan becomes a Specially Serviced Mortgage Loan, the Special Servicer shall deliver to each Rating Agency, the Trustee, the Master Servicer and the Controlling Class Representative a report (the "Asset Status Report") with respect to such Loan and the related Mortgaged Property. Such Asset Status Report shall set forth the following information to the extent reasonably determinable:

                        (i) summary of the status of such Specially Serviced
                  Mortgage Loan and negotiations with the related Mortgagor;

                        (ii) a discussion of the legal and environmental
                  considerations reasonably known to the Special Servicer, consistent with the Servicing Standard, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Specially Serviced Mortgage Loan and whether outside legal counsel has been retained;


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                        (iii) the most current rent roll and income or operating
                  statement available for the related Mortgaged Property;

                        (iv) the Appraised Value of the Mortgage Property
                  together with the assumptions used in the calculation thereof;

                        (v) summary of the Special Servicer's recommended action
                  with respect to such Specially Serviced Mortgage Loan; and

                        (vi) such other information as the Special Servicer
                  deems relevant in light of the Servicing Standard.

                  If within ten (10) Business Days of receiving an Asset Status Report, the Controlling Class Representative does not disapprove such Asset Status Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Status Report; provided, however, that the Special Servicer may not take any action that is contrary to applicable law, the Servicing Standard, or the terms of the applicable Mortgage Loan documents. If the Controlling Class Representative disapproves such Asset Status Report, the Special Servicer will revise such Asset Status Report and deliver to the Controlling Class Representative, the Rating Agencies and the Master Servicer a new Asset Status Report as soon as practicable, but in no event later than 30 days after such disapproval.

                  The Special Servicer shall revise such Asset Status Report as described above in this Section 3.21(d) until the Controlling Class Representative shall fail to disapprove such revised Asset Status Report in writing within ten (10) Business Days of receiving such revised Asset Status Report or until the Special Servicer makes one of the determinations described below. The Special Servicer may, from time to time, modify any Asset Status Report it has previously delivered and implement such report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Status Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the Certificateholders and it has made a reasonable effort to contact the Controlling Class Representative and (ii) in any case, shall determine whether such affirmative disapproval is not in the best interest of all the Certificateholders pursuant to the Servicing Standard.

                  Upon making such determination in clause (ii) of the immediately preceding paragraph, the Special Servicer shall notify the Trustee of such rejection and deliver to the Trustee a proposed notice to Certificateholders which shall include a copy of the Asset Status Report, and the Trustee shall send such notice to all Certificateholders. If the majority of such Certificateholders, as determined by Voting Rights, fail, within 5 days of the Trustee's sending such notice, to reject such Asset Status Report, the Special Servicer shall implement the same. If the Asset Status Report


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is rejected by a majority of the Certificateholders, (other than for a reason which violates the Servicing Standard, which shall control), the Special Servicer shall revise such Asset Status Report as described above in this
Section 3.21(d) and provide a copy of such revised report to the Master Servicer. The Trustee shall be entitled to reimbursement from the Trust Fund for the reasonable expenses of providing such notices.

                  The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with the Servicing Standard and the related Asset Status Report. The Special Servicer shall not take any action inconsistent with the related Asset Status Report, unless such action would be required in order to act in accordance with the Servicing Standard.

                  No direction of the Controlling Class Representative or the majority of the Certificateholders shall (a) require or cause the Special Servicer to violate the terms of a Specially Serviced Mortgage Loan, applicable law or any provision of this Agreement, including the Special Servicer's obligation to act in accordance with the Servicing Standard and to maintain the REMIC status of each REMIC, (b) result in the imposition of a "prohibited transaction" or "prohibited contribution" tax under the REMIC Provisions or (c) expose the Master Servicer, the Special Servicer, the Depositor, the Mortgage Loan Sellers, the Trust Fund or the Trustee or the officers and the directors of each party to claim, suit or liability or (d) expand the scope of the Master Servicer's, Trustee's or Special Servicer's responsibilities under this Agreement.

                  SECTION 3.22. Sub-Servicing Agreements.

                  (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects, requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement and includes events of default with respect to the Sub- Servicer substantially similar to the Events of Default set forth in Section 7.01(a) hereof (other than Section 7.01(a)(x)) to the extent applicable (modified to apply to the Sub-Servicer instead of the Master Servicer); (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or its designee may thereupon assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or (except with respect only to the Sub-Servicing Agreements in effect as of the date of this Agreement) may terminate such subservicing agreement without cause and without payment of any penalty or termination fee (other than the right of reimbursement and indemnification); (iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer or the Special Servicer, as the case may be, thereunder as contemplated by the


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immediately preceding clause (ii)) none of the Trustee, the Trust Fund, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Special Servicer contemplated by
Section 3.20 hereof without the consent of such Special Servicer, and (vi) does not permit the Sub-Servicer any direct rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall be subject to Section 3.21 hereof with respect to any Mortgage Loan that becomes a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer each shall deliver to the Trustee and to each other copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub- Servicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.03(d) and 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub- Servicer.

                  (b) Each Sub-Servicer shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and shall be an approved conventional seller/servicer of mortgage loans for FHLMC or FNMA or a HUD-Approved Servicer.

                  (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith


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business judgment, would require were it the owner of the Mortgage Loans.
Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicer may each have the right to remove a Sub-Servicer at any time it considers such removal to be in the best interests of Certificateholders.

                  (d) In the event of the resignation, removal or other termination of First Union National Bank or any successor Master Servicer hereunder for any reason, the Trustee or other Person succeeding such resigning, removed or terminated party as Master Servicer, shall elect, with respect to any Sub-Servicing Agreement existing at the time of such termination: (i) to assume the rights and obligations of the Master Servicer under such Sub-Servicing Agreement and continue the sub-servicing arrangements thereunder on the same terms (including without limitation the obligation to pay the same sub-servicing fee); (ii) to enter into a new Sub-Servicing Agreement with such Sub-Servicer on such terms as the Trustee or other successor Master Servicer and such Sub-Servicer shall mutually agree (it being understood that such Sub-Servicer is under no obligation to accept any such new Sub-Servicing Agreement or to enter into or continue negotiations with the Trustee or other successor Master Servicer in which case the existing Sub-Servicing Agreement shall remain in effect); or (iii) to terminate the Sub-Servicing Agreement if (but only if) an Event of Default (as defined in such Sub-Servicing Agreement) has occurred and is continuing or either of the events set forth in clauses (i) or (ii) of the following paragraph has occurred and is continuing, in each case without paying any sub-servicer termination fee.

                  Each Sub-Servicing Agreement will provide, among other things, that the Master Servicer and its successors may at its sole option, terminate any rights the Sub-Servicer may have thereunder with respect to any or all Mortgage Loans if Fitch (i) reduces the rating assigned to one or more Classes of the respective Certificates as a result of the sub-servicing of the Mortgage Loans by the Sub-Servicer, or (ii) advises the Master Servicer or the Trustee in writing that it will cause a qualification, downgrade or withdrawal of such rating due to the continued servicing by the Sub- Servicer.

                  (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

                  (f) The Special Servicer shall not enter into a Sub-Servicing Agreement unless Fitch has confirmed in writing that the execution of such agreement will not result in a qualification, downgrade, or withdrawal of the then-current ratings on the outstanding Certificates or such Sub- Servicing Agreement relates to a Mortgage Loan or Mortgage Loans (along with any Mortgage Loans previously sub-serviced pursuant to this section) that represents less than 25% of the outstanding principal balance of all Specially Serviced Mortgage Loans. The Special Servicer shall


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comply with the terms of each such Sub-Servicing Agreement to the extent the terms thereof are not inconsistent with the terms of this Agreement and the Special Servicer's obligations hereunder.

                  SECTION 3.23. Representations and Warranties of Master
                                Servicer and Special Servicer.

                  (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that:

                        (i) The Master Servicer is a national banking
                  association, duly organized under the laws of the United States of America, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                        (ii) The execution and delivery of this Agreement by the
                  Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of association or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

                        (iii) The Master Servicer has the full power and
                  authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable receivership, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                        (v) The Master Servicer is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the


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                  ability of the Master Servicer to perform its obligations
                  under this Agreement or the financial condition of the Master Servicer.

                        (vi) No litigation is pending or, to the best of the
                  Master Servicer's knowledge, threatened, against the Master Servicer that would prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer, calculated on a consolidated basis.

                        (vii) Each officer, director, employee, consultant or
                  advisor of the Master Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage as, and to the extent, required by
                  Section 3.07(c).

                        (viii) The net worth of the Master Servicer (or, in the
                  case of the initial Master Servicer, the consolidated net worth thereof and of its direct or indirect parent), determined in accordance with generally accepted accounting principles, is not less than $15,000,000.

                        (ix) Any consent, approval, authorization or order of
                  any court or governmental agency or body required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

                        (x) The Master Servicer possesses all insurance required
                  pursuant to Section 3.07(c) of this Agreement.

                  (b) The Special Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Master Servicer, as of the Closing Date, that:

                        (i) The Special Servicer is a limited liability company
                  validly existing and in good standing under the laws of the State of Delaware, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

                        (ii) The execution and delivery of this Agreement by the
                  Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's certificate of incorporation or


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                  constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument by which it is bound.

                        (iii) The Special Servicer has the full power and
                  authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                        (v) The Special Servicer is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                        (vi) No litigation is pending or, to the best of the
                  Special Servicer's knowledge, threatened, against the Special Servicer that would prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

                        (vii) Each officer, director and employee of the Special
                  Servicer and each consultant or advisor of the Special Servicer with responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.07(c).

                        (viii) Any consent, approval, authorization or order of
                  any court or governmental agency or body required for the execution, delivery and performance by the Special Servicer of or compliance by the Special Servicer with this Agreement


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                  or the consummation of the transactions contemplated by this
                  Agreement has been obtained and is effective.

                        (ix) The Special Servicer possesses all insurance
                  required pursuant to Section 3.07(c) of this Agreement.

                  (c) The representations and warranties of the Master Servicer and the Special Servicer, set forth in Sections 3.23(a) and (d) (with respect to the Master Servicer) and Sections (b) and (e) (with respect to the Special Servicer), respectively, shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  (d) The Master Servicer represents and warrants that any custom-made software or hardware designed or purchased or licensed by the Master Servicer and used by the Master Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement does not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000. A breach of the representation and warranty set forth in this Section 3.23(d) shall constitute an Event of Default subject to the grace period set forth in Section 7.01(a)(v) and, without limiting any rights or remedies of the Trust Fund, the Certificateholders or any other party hereto for a breach under any other section of this Agreement that may arise out of a breach of the representation and warranty set forth in this Section 3.23(d), termination shall be the sole remedy against the Master Servicer for the breach of this covenant.

                  (e) The Special Servicer represents and warrants that any mission-critical custom- made software or hardware designed or purchased or licensed by the Special Servicer and used by the Special Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement does not contain any material deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or
(y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000. A breach of the representation and warranty set forth in this
Section 3.23(e) shall constitute an Event of Default and, without limiting any rights or remedies of the Trust Fund, the Certificateholders or any other party hereto for a breach under any other section of this Agreement that may arise out of a breach of the representation and warranty set forth in this Section 3.23(e), termination shall be the sole remedy against the Special Servicer for the breach of this covenant.


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                  (f) The Master Servicer covenants that it will maintain the
Semi-Annual Loan Swap Agreement or an equivalent swap agreement (x) with First Union National Bank so long as First Union National Bank maintains a long-term counterparty rating of at least "A+" by Standard & Poor's or (y) if such rating is downgraded, qualified or withdrawn, with a swap counterparty whose long-term counterparty rating is at least "A+" by Fitch (if then rated by Fitch) and "A+" by Standard & Poor's. The cost of maintaining such Semi-Annual Loan Swap Agreement or equivalent swap agreement shall not be an expense of the Trust Fund except to the extent of the Swap Fee payable as provided in Section 3.05(a)(xvii).

                  SECTION 3.24. Sub-Servicing Agreement Representation and
                                Warranty

                  (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that each Sub-Servicing Agreement satisfies the requirements for such Sub-Servicing Agreements set forth in Sections 3.22(a) and the second paragraph of 3.22(d) in all material respects.

                  SECTION 3.25. Designation of Controlling Class Representative

                  (a) The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled in accordance with this Section 3.25 to select a representative (the "Controlling Class Representative") having the rights and powers specified in this Agreement (including those specified in Section 6.11) or to replace an existing Controlling Class Representative. Upon (i) the receipt by the Trustee of written requests for the selection of a Controlling Class Representative from the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class, (ii) the resignation or removal of the Person acting as Controlling Class Representative or (iii) a determination by the Trustee that the Controlling Class has changed, the Trustee shall promptly notify the Depositor and the Holders (and, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, the Certificate Owners) of the Controlling Class that they may select a Controlling Class Representative. Such notice shall set forth the process for selecting a Controlling Class Representative, which shall be the designation of the Controlling Class Representative by the Holders (or Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class by a writing delivered to the Trustee. No appointment of any Person as a Controlling Class Representative shall be effective until such Person provides the Trustee with written confirmation of its acceptance of such appointment, an address and telecopy number for the delivery of notices and other correspondence and a list of officers or employees of such Person with whom the parties to this Agreement may deal (including their names, titles, work addresses and telecopy numbers).


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                  (b) Within ten (10) Business Days (or as soon thereafter as practicable if the Controlling Class consists of Book-Entry Certificates) of receiving a request therefor from the Master Servicer or Special Servicer, the Trustee shall deliver to the requesting party the identity of the Controlling Class Representative and a list of each Holder (or, in the case of Book-Entry Certificates, to the extent actually known to a Responsible Officer of the Trustee or identified thereto by the Depository or the Depository Participants, each Certificate Owner) of the Controlling Class, including, in each case, names and addresses. With respect to such information, the Trustee shall be entitled to conclusively rely on information provided to it by the Depository, and the Master Servicer and the Special Servicer shall be entitled to rely on such information provided by the Trustee with respect to any obligation or right hereunder that the Master Servicer and the Special Servicer may have to deliver information or otherwise communicate with the Controlling Class Representative or any of the Holders (or, if applicable, Certificate Owners) of the Controlling Class. In addition to the foregoing, within two (2) Business Days of the selection, resignation or removal of a Controlling Class Representative, the Trustee shall notify the other parties to this Agreement of such event. The expenses incurred by the Trustee in connection with obtaining information from the Depository or Depository Participants with respect to any Book-Entry Certificate shall be expenses of the Trust Fund payable out of the Collection Account pursuant to Section 3.05(a).

                  (c) A Controlling Class Representative may at any time resign as such by giving written notice to the Trustee and to each Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class. The Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of Certificates representing more than 50% of the Class Principal Balance of the Controlling Class shall be entitled to remove any existing Controlling Class Representative by giving written notice to the Trustee and to such existing Controlling Class Representative.

                  (d) Once a Controlling Class Representative has been selected pursuant to this Section 3.25 each of the parties to this Agreement and each Certificateholder (or Certificate Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Holders (or, in the case of Book-Entry Certificates, the Certificate Owners) of the Controlling Class, by aggregate Certificate Principal Balance, or such Controlling Class Representative, as applicable, shall have notified the Trustee and each other Holder (or, in the case of Book-Entry Certificates, Certificate Owner) of the Controlling Class, in writing, of the resignation or removal of such Controlling Class Representative.

                  (e) Any and all expenses of the Controlling Class Representative shall be borne by the Holders (or, if applicable, the Certificate Owners) of Certificates of the Controlling Class, pro rata according to their respective Percentage Interests in such Class, and not by the Trust. Notwithstanding the foregoing, if a claim is made against the Controlling Class Representative by a Mortgagor with respect to this Agreement or any particular Mortgage Loan, the Controlling Class Representative shall immediately notify the Trustee, the Master Servicer and the Special Servicer, whereupon (if the Special Servicer or the Trust Fund are also named parties to the same action and, in the sole judgment of the Special Servicer, (i) the Controlling Class Representative had acted in


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good faith, without negligence or willful misfeasance with regard to the particular matter, and (ii) there is no potential for the Special Servicer or the Trust Fund to be an adverse party in such action as regards the Controlling Class Representative) the Special Servicer on behalf of the Trust Fund shall, subject to Section 6.03, assume the defense of any such claim against the Controlling Class Representative. This provision shall survive the termination of this Agreement and the termination or resignation of the Controlling Class Representative.

                                   ARTICLE IV

                          PAYMENTS TO CERTIFICATEHOLDER

                  SECTION 4.01. Distributions.

                  (a) On each Distribution Date, the Paying Agent shall (except as otherwise provided in Section 9.01), based on information provided by the Master Servicer and the Special Servicer, apply amounts on deposit in the Distribution Account, after payment of amounts payable from the Distribution Account in accordance with Section 3.05(b)(ii) through (vii), for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the Available Distribution Amount:

                        (i) to distributions of interest to the Holders of the
                  Senior Certificates in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (ii) to distributions of principal to the Holders of the
                  Class A-1 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A- 1 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date;

                        (iii) after the Class Principal Balance of the Class A-1
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class A-2 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A- 2 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates pursuant to clause (ii) above);

                        (iv) to distributions to the Holders of the Class A-1
                  Certificates and the Holders of the Class A-2 Certificates, pro rata in accordance with, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust


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


                  Fund Expenses, if any, previously allocated to each such Class of Certificates and not previously reimbursed;

                        (v) to distributions of interest to the Holders of the
                  Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (vi) after the Class Principal Balances of the Class A-1
                  Certificates and the Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a)).

                        (vii) to distributions to the Holders of the Class B
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

                        (viii) to distributions of interest to the Holders of
                  the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (ix) after the Class Principal Balance of the Class B
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (x) to distributions to the Holders of the Class C
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

                        (xi) to distributions of interest to the Holders of the
                  Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D


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


                  Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xii) after the Class Principal Balance of the Class C
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xiii) to distributions to the Holders of the Class D
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

                        (xiv) to distributions of interest to the Holders of the
                  Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xv) after the Class Principal Balance of the Class D
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xvi) to distributions to the Holders of the Class E
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

                        (xvii) to distributions of interest to the Holders of
                  the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xviii) after the Class Principal Balance of the Class E
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F


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


                  Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xix) to distributions to the Holders of the Class F
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class F Certificates and not previously reimbursed;

                        (xx) to distributions of interest to the Holders of the
                  Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxi) after the Class Principal Balance of the Class F
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xxii) to distributions to the Holders of the Class G
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

                        (xxiii) to distributions of interest to the Holders of
                  Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxiv) after the Class Principal Balance of the Class G
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));


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                        (xxv) to distributions to the Holders of the Class H
                  Certificates in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and not previously reimbursed;

                        (xxvi) to distributions of interest to the Holders of
                  the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxvii) after the Class Principal Balance of the Class H
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xxviii) to distributions to the Holders of the Class J
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

                        (xxix) to distributions of interest to the Holders of
                  the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxx) after the Class Principal Balance of the Class J
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xxxi) to distributions to the Holders of the Class K
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed;


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


                        (xxxii) to distributions of interest to the Holders of
                  the Class L Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class L Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxxiii) after the Class Principal Balance of the Class
                  K Certificates has been reduced to zero, to distributions of principal to the Holders of the Class L Certificates, in an amount (not to exceed the Class Principal Balance of the Class L Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xxxiv) to distributions to the Holders of the Class L
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class L Certificates and not previously reimbursed;

                        (xxxv) to distributions of interest to the Holders of
                  the Class M Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class M Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (xxxvi) after the Class Principal Balance of the Class L
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class M Certificates, in an amount (not to exceed the Class Principal Balance of the Class M Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xxxvii) to distributions to the Holders of the Class M
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class M Certificates and not previously reimbursed;

                        (xxxviii) to distributions of interest to the Holders of
                  the Class N Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class N Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;


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


                        (xxxix) after the Class Principal Balance of the Class M
                  Certificates has been reduced to zero, to distributions of principal to the Holders of the Class N Certificates, in an amount (not to exceed the Class Principal Balance of the Class N Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date (net of any portion thereof distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a));

                        (xl) to distributions to the Holders of the Class N
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class N Certificates and not previously reimbursed;

                        (xli) to make distributions to the Holders of the Class
                  R-IV Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC III Regular Interests on such Distribution Date pursuant to Section 4.01(h), over (B) the aggregate distributions deemed made in respect of the Regular Certificates on such Distribution Date pursuant to clauses (i) through (xl) above;

                        (xlii) to make distributions to the Holders of the Class
                  R-III Certificates, in an amount equal to the excess, if any, of (A) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(i), over (B) the aggregate distributions deemed made in respect of the REMIC III Regular Interests on such Distribution Date pursuant to Section 4.01(h);

                        (xliii) to make distributions to the Holders of the
                  Class R-II Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions made on the Majority Mortgage Loans and deemed made in respect of the REMIC I Senior Regular Interest pursuant to Section 4.01(j) on such Distribution Date, over (B) the aggregate distributions deemed made in respect of the REMIC II Regular Interests on such Distribution Date pursuant to Section 4.01(i); and

                        (xliv) to make distributions to the Holders of the Class
                  R-I Certificates, up to an amount equal to the excess, if any, of (A) the aggregate distributions made on the Heilig/Petsmart Mortgage Loans on such Distribution Date, over (B) the sum of
                  (1) the aggregate distributions deemed made in respect of the REMIC I Senior Regular Interest on such Distribution Date pursuant to Section 4.01(j) and (2) the aggregate distributions made in respect of the Class Q Certificates on such Distribution Date pursuant to Section 4.01(k)(iv), (v) and (vi).

provided that on each Distribution Date after the aggregate of Class Principal Balances of each Class of Subordinated Certificates has been reduced to zero, the payments of principal to be made as contemplated by clauses (ii) and (iii) above with respect to the Class A Certificates will be made to


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


the Holders of the respective Classes of such Class A Certificates up to an amount equal to, and pro rata as among such Classes in accordance with, the respective then outstanding Class Principal Balances of such Classes of Certificates and without regard to the Principal Distribution Amount for such Distribution Date. Distributions in reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

                  All distributions of interest made in respect of the Class IO Certificates on any Distribution Date pursuant to clause (i) above, shall be deemed to have been made in respect of all the Components of such Class, pro rata in accordance with the respective amounts of Distributable Certificate Interest that would be payable on such Components on such Distribution Date if each such Component were treated as a separate Class of Regular Certificates.

                  (b) On each Distribution Date, the Paying Agent shall withdraw from the Distribution Account any amounts that represent Prepayment Premiums and/or Yield Maintenance Charges actually collected on the Mortgage Loans and any REO Loans during the related Collection Period and shall distribute each such Prepayment Premium and/or Yield Maintenance Charge, as additional yield, as follows:

                        (i) With respect to Prepayment Premiums collected on the
                  Majority Mortgage Loans and Prepayment Premiums collected on the Heilig/Petsmart Mortgage Loans allocated to the Heilig/Petsmart Senior Component in accordance with clause
                  (iii)(A) below:

                        (A) First, to the Holders of the respective Classes of Sequential Pay Certificates (other than any Excluded Class thereof) entitled to distributions of principal pursuant to Section 4.01(a) on the related Distribution Date, up to an amount of such Prepayment Premiums equal to the product of (x) the amount of such Prepayment Premiums, multiplied by (y) a fraction, the numerator of which is equal to the amount of principal distributable to such Class of Sequential Pay Certificates on the related Distribution Date, and the denominator of which is the Principal Distribution Amount for the related Distribution Date, multiplied by (z) 25%; and

                        (B)   Second, to the Holders of the Class IO
                              Certificates, to the extent of any remaining portion of such Prepayment Premiums (distributions pursuant to this sub-clause (i)(B) to be deemed allocable among the respective Components of the Class IO Certificates on a pro rata basis in accordance with the respective amounts of Accrued Component Interest in


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                              respect of such Components for the subject
                              Distribution Date).

                        (ii) With respect to Yield Maintenance Charges collected
                  on the Majority Mortgage Loans and Yield Maintenance Charges collected on the Heilig/Petsmart Loans allocated to the Heilig/Petsmart Senior Component in accordance with clause
                  (iii)(A) below:

                        (A) First, to the Holders of the respective Classes of Sequential Pay Certificates (other than any Excluded Class thereof) entitled to distributions of principal pursuant to Section 4.01(a) on such Distribution Date, up to an amount equal to, and pro rata based on, the Additional Yield Amounts for each such Class of Certificates for such Distribution Date; and

                        (B)   Second, to the Holders of the Class IO
                              Certificates, to the extent of any remaining portion of such Yield Maintenance Charges (distributions pursuant to this sub-clause (ii)(B) to be deemed allocable among the respective Components of the Class IO Certificates on a pro rata basis in accordance with --- ---- the respective amounts of Accrued Component Interest in respect of such Components for the subject Distribution Date).

                        (iii) With respect to Prepayment Premiums and Yield
                  Maintenance Charges collected on the Heilig/Petsmart Mortgage
                  Loans:

                        (A) To the Heilig/Petsmart Senior Component, to be allocated in accordance with clause (ii) above, an amount equal to the product of (x) the sum of such Prepayment Premiums and Yield Maintenance Charges collected on the Heilig/Petsmart Mortgage Loans, multiplied by (y) a fraction, the numerator of which is equal to the Heilig/Petsmart Senior Balance and the denominator of which is the sum of the Heilig/Petsmart Senior Balance and the Heilig/Petsmart Subordinate Balance; and

                        (B) To the Holders of the Class Q Certificates an amount equal to the product of (x) the sum of such Prepayment Premiums and Yield Maintenance Charges collected on the Heilig/Petsmart Mortgage Loans, multiplied by (y) a fraction, the numerator of which is equal to the Heilig/Petsmart Subordinate Balance and the denominator of which is the


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


                              sum of the Heilig/Petsmart Senior Balance and the Heilig/Petsmart Subordinate Balance.

                  On each Distribution Date, the Paying Agent shall withdraw from the Distribution Account any amounts that represent Additional Interest actually collected on the ARD Loans and any related REO Loans during the related Collection Period and shall distribute: (i) 5% of such amounts to the Holders of the Class IO Certificates; and (ii) 95% of such amounts among the Holders of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates and the Class F Certificates on a pro rata basis in accordance with the respective Original Class Principal Balances of such Classes of Certificates, without regard to whether any such Class is entitled to distributions of principal on such Distribution Date (whether by reason of its Class Principal Balance having been reduced to zero or by reason of it not yet being entitled to distributions of principal). Notwithstanding that the Class Principal Balance or Class Notional Amount, as the case may be, of any such Class of Certificates has been reduced to zero, the Holders thereof shall remain entitled to any such distributions of Additional Interest, provided that the Trustee's obligation is limited to distributions to the last Certificateholder of record.

                  (c) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined, in the case of a Sequential Pay Certificate, without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate, but taking into account possible future distributions of Additional Interest) will be made in a like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Prior to any termination of the Trust Fund pursuant to Section 9.01, any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Paying Agent was subsequently notified in writing. If such check is returned to the Paying Agent, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such


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


check as it shall deem appropriate. Any funds in respect of a check returned to the Paying Agent shall be set aside by the Paying Agent and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Paying Agent has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Paying Agent shall, subject to applicable law, distribute the unclaimed funds to the Holders of the Class R-IV Certificates.

                  (d) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under a Letter of Representations among the Depositor, the Trustee and the Initial Depository dated as of the Closing Date.

                  (e) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

                  (f) Except as otherwise provided in Section 9.01, whenever the Paying Agent receives written notification of or expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Paying Agent shall, no later than five days after the related Determination Date, mail to each Holder of record on such date of such Class of Certificates a notice to the effect that:

                  (i) the Paying Agent expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and


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


                  (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(f) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If all of the Certificates shall not have been surrendered for cancellation by the second anniversary of the delivery of the second notice, the Paying Agent shall, subject to applicable law, distribute to the Holders of the Class R-IV Certificates all unclaimed funds and other assets which remain subject thereto.

                  (g) Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Paying Agent does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholders.

                  (h) All distributions made in respect of any Class of Sequential Pay Certificates on each Distribution Date pursuant to Section 4.01(a), the first paragraph of Section 4.01(b) or Section 9.01 shall be deemed to have first been distributed from REMIC III to REMIC IV in respect of its Corresponding REMIC III Regular Interest set forth in the Preliminary Statement hereto; and all distributions made in respect of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), the first paragraph of
Section 4.01(b) or Section 9.01, and allocable to any particular Component of such Class of Certificates, shall be deemed to have first been distributed from REMIC III to REMIC IV in respect of such Component's Corresponding REMIC III Regular Interest. In each case, if such distribution on any such Class of Regular Certificates was a distribution of interest, of principal, of Prepayment Premiums or Yield Maintenance Charges or in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses in respect of such Class of Regular Certificates, then the corresponding distribution deemed to be made on a REMIC III Regular Interest


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


pursuant to the preceding sentence shall be deemed to also be a distribution of interest, of principal, of Prepayment Premiums or Yield Maintenance Charges or in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses, as the case may be, in respect of such REMIC III Regular Interest.

                  (i) On each Distribution Date, including without limitation, the final Distribution Date in connection with a termination of the Trust Fund, the Available Distribution Amount for such date shall be deemed to have been distributed from REMIC II to REMIC III in respect of the REMIC II Regular Interests, in each case to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

                        (i) as deemed distributions of interest in respect of
                  the REMIC II Regular Interests, in an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC II Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates:

                        (ii) as deemed distributions of principal in respect of
                  the REMIC II Regular Interests, in an amount equal to and pro rata in accordance with, as to each such REMIC II Regular Interest, the excess, if any, of the REMIC Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date, over the REMIC Principal Balance of the related REMIC I Senior Regular Interest or the related Majority Mortgage Loan (or successor REO Loan), as applicable, that will be outstanding immediately following such Distribution Date; and

                        (iii) as deemed distributions in respect of the REMIC II
                  Regular Interests, in an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest), previously allocated to each such REMIC II Regular Interest.

                  Any Prepayment Premiums or Yield Maintenance Charges with respect to the Majority Mortgage Loans distributed to any Class of Regular Certificates on any Distribution Date shall, in each case, be deemed to have been distributed from REMIC II to REMIC III in respect of the REMIC II Regular Interest corresponding to the related Majority Mortgage Loan or REO Loan, as the case may be, in respect of which such premium or charge was received. Any Prepayment Premiums or Yield Maintenance Charges with respect to the Heilig/Petsmart Mortgage Loans deemed to be distributed on any Distribution Date from REMIC I to REMIC II pursuant to Section 4.01(j), shall in each case, be deemed to have been distributed further from REMIC II to REMIC III in respect of the REMIC II Regular Interest corresponding to the REMIC I Senior Regular Interest or REO Loan, as the case may be, in respect of which such premium or charge was received.

                  (j) On each Distribution Date, including, without limitation, the final Distribution Date in connection with a termination of the Trust Fund, the applicable portion of the Available Distribution Amount for such date shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Senior Regular Interest, to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

                        (i) as a deemed distribution of interest in respect of
                  the REMIC I Senior Regular Interest, in an amount equal to all Uncertificated Distributable Interest in respect of the REMIC I Senior Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

                        (ii) as a deemed distribution of principal in respect of
                  the REMIC I Senior Regular Interest, in an amount equal to the excess, if any, of the REMIC Principal Balance of the REMIC I Senior Regular Interest outstanding immediately prior to such Distribution Date, over the Heilig/Petsmart Senior Balance that will be outstanding immediately following such Distribution Date; and

                        (iii) as deemed distributions in respect of the REMIC I
                  Senior Regular Interest, in an amount equal to, pro rata in accordance with, and in reimbursement of, any Realized Losses and Additional Trust Fund Expenses (with compounded interest), previously allocated to the REMIC I Senior Regular Interest.

                  Any Prepayment Premiums or Yield Maintenance Charges with respect to the Heilig/Petsmart Mortgage Loans distributed to any Class of Regular Certificates on any Distribution Date shall, in each case, be deemed to have been distributed from REMIC I to REMIC II in respect of the REMIC I Senior Regular Interest.

                  (k) On each Distribution Date, the Paying Agent shall (except as otherwise provided in Section 9.01), based on information provided by the Master Servicer and the Special Servicer, apply amounts on deposit in the Distribution Account, after payment of amounts payable from the Distribution Account in accordance with Section 3.05(b)(ii) through (vii), to the extent related to Heilig/Petsmart Mortgage Loans, for the following purposes and in the following order of priority, in each case to the extent of the remaining portion of the Heilig/Petsmart Available Distribution Amount:

                        (i) to the Certificateholders (other than the Holders of
                  the Class Q Certificates) as part of the Available Distribution Amount for such Distribution Date, in an amount equal to all Distributable Heilig/Petsmart Senior Component Interest for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

                        (ii) as an allocation to the Heilig/Petsmart Senior
                  Component to be part of the Available Distribution Amount for such Distribution Date, up to an amount equal to the lesser of
                  (A) the portion of such amounts being distributed that are allocable to principal of the Heilig/Petsmart Mortgage Loans and (B) the Heilig/Petsmart Senior Balance outstanding immediately prior to such Distribution Date;

                        (iii) to the Certificateholders (other than the Holders
                  of the Class Q Certificates) as part of the Available Distribution Amount for such Distribution Date, as reimbursement for all Realized Losses and Additional Trust Fund Expenses on Heilig/Petsmart Mortgage Loans, if any, previously allocated to the Certificateholders (other than the Holders of the Class Q Certificates) and for which no reimbursement has previously been received;

                        (iv) to make distributions of interest to the Holders of
                  the Class Q Certificates, up to an amount equal to all Distributable Certificate Interest in respect of such Class for such Distribution Date and, to the extent not previously distributed, for all prior Distribution Dates, if any;

                        (v) after the Heilig/Petsmart Senior Balance has been
                  reduced to zero, to make distributions of principal to the Holders of the Class Q Certificates, in an amount not to exceed the Class Principal Balance of the Class Q Certificates outstanding immediately prior to such Distribution Date; and

                        (vi) to distributions to the Holders of the Class Q
                  Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class Q Certificates and for which no reimbursement has been previously received.

                  SECTION 4.02. Statements to Certificateholders; CMSA Loan File
                                Report.

                  (a) On each Distribution Date, the Trustee shall forward by mail (or by electronic transmission acceptable to the recipient) to each Certificateholder, each initial Certificate Owner and (upon written request made to the Trustee) each subsequent Certificate Owner (as identified to the reasonable satisfaction of the Trustee), the Depositor, the Master Servicer, the Special Servicer, the Underwriters and each Rating Agency, a statement (a "Distribution Date Statement"), as to the distributions made on such Distribution Date, based on information provided to it by the Master Servicer and the Special Servicer, setting forth:

                        (i) the amount of the distribution on such Distribution
                  Date to the Holders of each Class of Regular Certificates in reduction of the Class Principal Balance thereof;


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


                        (ii) the amount of the distribution on such Distribution
                  Date to the Holders of each Class of Regular Certificates allocable to Distributable Certificate Interest;

                        (iii) the amount of the distribution on such
                  Distribution Date to the Holders of each Class of Regular Certificates allocable to (A) Prepayment Premiums and/or Yield Maintenance Charges or (B) Additional Interest;

                        (iv) the amount of the distribution on such Distribution
                  Date to the Holders of each Class of Regular Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses;

                        (v) the Available Distribution Amount for such
                  Distribution Date;

                        (vi) (a) the aggregate amount of P&I Advances made in
                  respect of such Distribution Date pursuant to Section 4.03(a), including, without limitation, any amounts applied pursuant to
                  Section 4.03(a)(ii), and the aggregate amount of unreimbursed P&I Advances that had been outstanding at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer or the Trustee in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on the related Determination Date, (b) the aggregate amount of Servicing Advances as of the close of business on the related Determination Date and (c) the aggregate amount of all Nonrecoverable Advances as of the close of business on the related Determination Date;

                        (vii) the aggregate unpaid principal balance of the
                  Mortgage Pool outstanding as of the close of business on the related Determination Date;

                        (viii) the aggregate Stated Principal Balance of the
                  Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

                        (ix) the number, aggregate principal balance, weighted
                  average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date;

                        (x) the number, aggregate unpaid principal balance (as
                  of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent more than 89 days, (D) as to which foreclosure proceedings have been commenced, and (E) to the actual knowledge of the Master Servicer or Special Servicer in bankruptcy proceedings;

                        (xi) as to each Mortgage Loan referred to in the
                  preceding clause (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, and (C) a brief description of any executed loan modification;

                        (xii) with respect to any Mortgage Loan as to which a
                  Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (C) the amount of any Realized Loss in connection with such Liquidation Event;

                        (xiii) with respect to any REO Property included in the
                  Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Final Recovery Determination (separately identifying the portion thereof allocable to distributions on the Certificates), and (C) the amount of any Realized Loss in respect of the related REO Loan in connection with such Final Recovery Determination;

                        (xiv) the Accrued Certificate Interest and Distributable
                  Certificate Interest in respect of each Class of Regular Certificates for such Distribution Date;

                        (xv) any unpaid Distributable Certificate Interest in
                  respect of each Class of Regular Certificates after giving effect to the distributions made on such Distribution Date;

                        (xvi) the Pass-Through Rate for each Class of Regular
                  Certificates for such Distribution Date;

                        (xvii) the Principal Distribution Amount for such
                  Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

                        (xviii) the aggregate of all Realized Losses incurred
                  during the related Collection Period and all Additional Trust Fund Expenses incurred during the related Collection Period;


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                        (xix) the aggregate of all Realized Losses and
                  Additional Trust Fund Expenses that were allocated on such Distribution Date;

                        (xx) the Class Principal Balance of each Class of
                  Regular Certificates (other than the Class IO Certificates) and the Component Notional Amount of each Component outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

                        (xxi) the Certificate Factor for each Class of Regular
                  Certificates immediately following such Distribution Date;

                        (xxii) the aggregate amount of interest on P&I Advances
                  paid to the Master Servicer and the Trustee during the related Collection Period in accordance with Section 4.03(d);

                        (xxiii) the aggregate amount of interest on Servicing
                  Advances paid to the Master Servicer, the Trustee and the Special Servicer during the related Collection Period in accordance with Section 3.03(d);

                        (xxiv) the aggregate amount of servicing fees paid to
                  the Master Servicer and the Special Servicer during the related Collection Period; and

                        (xxv) the loan number for each Required Appraisal Loan
                  and any related Appraisal Reduction Amount as of the related Determination Date;

                        (xxvi) the original and then current credit support
                  levels for each Class of Regular Certificates;

                        (xxvii) the original and then current ratings for each
                  Class of Regular Certificates;

                        (xxviii) the aggregate amount of Prepayment Premiums and
                  Yield Maintenance Charges collected during the related Collection Period; and

                        (xxix) the amounts, if any, actually distributed with
                  respect to the Class R-I Certificates, Class R-II Certificates, Class R-III and Class R-IV Certificates on such Distribution Date.


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                  In the case of information to be furnished pursuant to clauses
(i) through (iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. In the case of information provided to the Trustee as a basis for information to be furnished pursuant to clauses (x) through (xiii), and (xxiv) above, insofar as the underlying information is solely within the control of the Special Servicer, the Trustee and the Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

                  The Trustee may rely on and shall not be responsible absent manifest error for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

                  The Trustee shall make available or shall cause to be delivered on each Distribution Date either electronically or by first class mail to each Certificateholder, the Depositor, the Underwriters, each Rating Agency, the Special Servicer and any other Person designated in writing by the Depositor (by hard copy, on diskette or via such other electronic medium as is mutually acceptable to the Trustee and the recipient) a copy of the following nine reports or in the case of reports to Persons designated in writing by the Depositor, any of the following nine reports delivered to it by the Master Servicer pursuant to Section 3.12(c): (i) the Delinquent Loan Status Report,
(ii) the Historical Liquidation Report, (iii) the Historical Loan Modification Report, (iv) the REO Status Report, (v) the Watch List, (vi) a Comparative Financial Status Report, (vii) an Operating Statement Analysis, (viii) an NOI Adjustment Worksheet and (ix) an Interim Delinquent Loan Status Report. The Trustee shall make available or shall cause to be delivered on each Distribution Date by first class mail (or by electronic transmission acceptable to the recipient) to each Certificateholder, each Certificate Owner, the Underwriters, the Depositor, each Rating Agency and each other Person that received a Distribution Date Statement on such Distribution Date a hard copy (or a copy in an electronic medium acceptable to the recipient) of the CMSA Loan File Report, the CMSA Property File Report, the CMSA Bond File Report, and the CMSA Collateral File Report containing information regarding each Mortgaged Property most recently received from the Master Servicer. Absent manifest error, none of the Master Servicer or the Special Servicer shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer or the Special Servicer, as applicable. The Trustee shall not be responsible absent manifest error for the accuracy or completeness of any information supplied to it for delivery pursuant to this Section. Neither the Trustee, the Master Servicer nor the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Mortgagor or third party.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon request, send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to clauses (i), (ii), (iii) and (iv) of the description of


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"Distribution Date Statement" above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

                  On each Distribution Date, the Trustee shall provide or make available to The Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), a copy of the Distribution Date Statement forwarded to the Holders of the Regular Certificates on such Distribution Date.

                  If any Certificate Owner does not receive through the Depository or any of its Depository Participants any of the statements, reports and/or other written information described above in this Section 4.02(a) that it would otherwise be entitled to receive if it were the Holder of a Definitive Certificate evidencing its ownership interest in the related Class of Book Entry Certificates, then the Trustee shall mail or cause the mailing of such statements, reports and/or other written information to such Certificate Owner upon the request of such Certificate Owner made in writing to the Corporate Trust Office (accompanied by current verification of such Certificate Owner's ownership interest). Such portion of such information as may be agreed upon by the Depositor and the Trustee shall be furnished to any such Person via overnight courier delivery or telecopy from the Trustee; provided that the cost of such overnight courier delivery or telecopy shall be an expense of the party requesting such information.

                  The Trustee shall only be obligated to deliver the statements, reports and information contemplated by this Section 4.02(a) to the extent it receives the necessary underlying information from the Special Servicer or Master Servicer, as applicable, and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee or the Master Servicer to violate any applicable law prohibiting disclosure of information with respect to any Mortgagor and the failure of the Trustee, Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

                  (b) Not later than 2:00 p.m. New York City time on the second Business Day preceding each Distribution Date the Master Servicer shall furnish to the Trustee, the Depositor, the Special Servicer and the Underwriters, by electronic transmission (or in such other form to which the Trustee or the Depositor, as the case may be, and the Master Servicer may agree), with a hard copy of such transmitted information to follow promptly, an accurate and complete CMSA Loan File Report providing the required information for the Mortgage Loans as of such Determination Date. The Depositor shall provide the information necessary for the CMSA set up file.

                  In the performance of its obligations set forth in Section
4.05 and its other duties hereunder, the Trustee may conclusively rely on reports provided to it by the Master Servicer, and


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


the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer shall have no obligation to provide such information until it has received such information from the Special Servicer, shall not be in default hereunder due to a delay in providing the CMSA Loan File Report caused by the Special Servicer's failure to timely provide any report required under this Agreement and may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

                  SECTION 4.03. P&I Advances.

                  (a) On or before 2:00 p.m., New York City time, on each P&I Advance Date, the Master Servicer shall (i) apply amounts in the Certificate Account received after the end of the related Collection Period or otherwise held for future distribution to Certificateholders in subsequent months in discharge of its obligation to make P&I Advances or (ii) subject to Section 4.03(c) below, remit from its own funds to the Paying Agent for deposit into the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date. The Master Servicer may also make P&I Advances in the form of any combination of clauses (i) and
(ii) above aggregating the total amount of P&I Advances to be made. Any amounts held in the Certificate Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 3:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy (704) 593-7735 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone (704) 593-7821 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 4:00 p.m., New York City time, on such P&I Advance Date. If the Trustee does not receive the full amount of such P&I Advances by 10:00 a.m., New York City time, on the related Distribution Date, then, subject to Section 4.03(c), (i) the Trustee shall, no later than 11:00 a.m., New York City time, on such related Distribution Date make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date, and (ii) the provisions of Sections 7.01 and 7.02 shall apply.

                  (b) The aggregate amount of P&I Advances to be made by the Master Servicer or the Trustee in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal (i) the aggregate of all Periodic Payments (other than Balloon Payments) and any Assumed Scheduled


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Payments, net of related Servicing Fees, and, if applicable, Swap Fees due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected (including as net income from REO Properties) as of the close of business on the related Determination Date and (ii) with respect to each Semi-Annual Mortgage Loan for which there is no Due Date in the month in which such Distribution Date falls, the Semi-Annual Loan Interest Advance Amount for such Semi-Annual Mortgage Loan and such Distribution Date; provided, that, (x) if the Periodic Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Mortgage Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, and the Periodic Payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Master Servicer or the Trustee shall, as to such Mortgage Loan only, advance only the amount of the Periodic Payment due and owing after taking into account such reduction (net of related Servicing Fees and, if applicable, Swap Fees) in the event of subsequent delinquencies thereon; (y) if it is determined that an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists with respect to such Required Appraisal Loan, the Master Servicer or the Trustee will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only an amount equal to the sum of (A) the product of (1) the amount of the interest portion of the P&I Advance that would otherwise be required without regard to this clause (ii), multiplied by (2) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan and (B) the amount of the principal portion of the P&I Advance that would otherwise be required without regard to this clause (ii); and (z) the amount calculated pursuant to clause (i) of this paragraph (b) with respect to the Heilig/Petsmart Mortgage Loans, when added to Periodic Payments, net of related Servicing Fees, due and received on the Heilig/Petsmart Mortgage Loans during the related Collection Period, shall not exceed the Heilig/Petsmart Senior Balance and the interest due thereon for the related Distribution Date.

                  (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate delivered to the Trustee and the Depositor on or before the related P&I Advance Date, setting forth the basis for such determination, together with any other information, including Appraisals (or, if no such Appraisal has been performed pursuant to this Section 4.03(c), a copy of an Appraisal of the related Mortgaged Property performed


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within the twelve months preceding such determination), related Mortgagor operating statements and financial statements, budgets and rent rolls of the related Mortgaged Properties, engineers' reports, environmental surveys and any similar reports that the Master Servicer may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer. On the fourth Business Day before each Distribution Date, the Special Servicer shall report to the Master Servicer the Special Servicer's determination as to whether each P&I Advance made with respect to any previous Distribution Date or required to be made with respect to such Distribution Date with respect to any Specially Serviced Mortgage Loan or REO Loan is a Nonrecoverable P&I Advance. The Master Servicer shall be entitled to conclusively rely on such determination. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance (and with respect to a P&I Advance, the Trustee, as applicable, shall rely on the Master Servicer's determination that the P&I Advance would be a Nonrecoverable Advance if the Trustee determines that it does not have sufficient time to make such determination); provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such P&I Advance would be Nonrecoverable Advance, the Trustee shall make such Advance within the time periods required by Section 4.03(a) unless the Trustee, in good faith, makes a determination prior to the times specified in
Section 4.03(a) that such P&I Advance would be a Nonrecoverable Advance. The Trustee in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

                  (d) In connection with the recovery by the Master Servicer or the Trustee of any P&I Advance out of the Certificate Account pursuant to
Section 3.05(a), subject to the next sentence, the Master Servicer shall be entitled to pay itself or the Trustee, as the case may be, out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of such P&I Advance (to the extent made with its own funds) from the date made to but not including the date of reimbursement such interest to be payable (i) out of late payment charges and Penalty Interest collected on or in respect of the related Mortgage Loan or REO Loan during the same Collection Period in which such P&I Advance is reimbursed (the use of such late payment charges and Penalty Interest to be allocated between the Master Servicer and the Special Servicer on a pro rata basis based on the amount of late payment charges and Penalty Interest that the Master Servicer and the Special Servicer have received as additional servicing compensation during such period), and (ii) to the extent that the late payment charges and Penalty Interest described in the immediately preceding clause (i) are insufficient, but only after such P&I Advance has been reimbursed, out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account. Under no circumstances shall the Master Servicer or the Trustee be entitled to recover interest on any portion of a P&I Advance represented by a Semi-Annual Loan Interest Advance Amount so long as no payment default exists under such Semi-Annual Mortgage Loan, and if any such payment default does exist, the Master Servicer shall be entitled to recover interest on any such P&I Advance only from and after the Due Date as to which such default occurred. The Master Servicer shall reimburse itself or the Trustee, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds


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


available for such purpose have been received by the Master Servicer, and in no event shall interest accrue in accordance with this Section 4.03(d) on any P&I Advance as to which the corresponding Late Collection was received by the Master Servicer on or prior to the related P&I Advance Date.

                  SECTION 4.04. Allocation of Realized Losses and Additional
                                Trust Fund Expenses; Allocation of Certificate Deferred Interest.

                  (a) On each Distribution Date, following all distributions to be made on such date pursuant to Section 4.01, the Paying Agent shall allocate first to the Class Q Certificates until the remaining Class Principal Balance thereof has been reduced to zero, the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred with respect to the Heilig/Petsmart Mortgage Loans at any time following the Cut-off Date through the end of the related Collection Period and in any event that were not previously allocated pursuant to this Section 4.04(a) on any prior Distribution Date, but only to the extent that (i) the sum of the Heilig/Petsmart Senior Balance and Heilig/Petsmart Subordinate Balance as of such Distribution Date (after taking into account all of the distributions made on such Distribution Date pursuant to Section 4.01), exceeds (ii) the aggregate Stated Principal Balance of the Heilig/Petsmart Mortgage Loans that will be outstanding immediately following such Distribution Date. On each Distribution Date, following all distributions to be made on such date pursuant to Section 4.01, the Paying Agent shall allocate to the respective Classes of Sequential Pay Certificates as follows the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the Cut-off Date through the end of the related Collection Period, to the extent not allocated to the Class Q Certificates on such Distribution Date, and in any event that were not previously allocated pursuant to this Section 4.04(a) on any prior Distribution Date, but only to the extent that (i) the aggregate Certificate Principal Balance of the Sequential Pay Certificates as of such Distribution Date (after taking into account all of the distributions made on such Distribution Date pursuant to Section 4.01), exceeds (ii) the excess of the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date over the Heilig/Petsmart Subordinate Balance immediately following such Distribution Date: first, to the Class N Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; second, to the Class M Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; third, to the Class L Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fourth, to the Class K Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; fifth, to the Class J Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; sixth, to the Class H Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; seventh, to the Class G Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; eighth, to the Class F Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; ninth, to the Class E Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; tenth, to the Class D Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; eleventh, to the Class C Certificates, until the remaining Class Principal Balance thereof has been reduced to zero; twelfth, to the Class B Certificates, until the remaining Class Principal Balance


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thereof has been reduced to zero; and thirteenth pro rata (based on remaining
Class Principal Balances) to the Class A-1 Certificates and the Class A-2 Certificates, until the Class Principal Balances thereof are reduced to zero. Any allocation of Realized Losses and Additional Trust Fund Expenses to a Class of Regular Certificates shall be made by reducing the Class Principal Balance thereof by the amount so allocated. All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a Class of Regular Certificates shall be allocated among the respective Certificates of such Class in proportion to the Percentage Interests evidenced thereby. All Realized Losses and Additional Trust Fund Expenses, if any, that have not been allocated to the Regular Certificates as of the Distribution Date on which the aggregate Certificate Principal Balance of such Certificates has been reduced to zero, shall be deemed allocated to the Residual Certificates.

                  (b) Each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class A-1 Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest M with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class A-2 Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest N with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class B Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest O with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class C Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest P with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class D Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest Q with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class E Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest R with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class F Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest S with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class G Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest T with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class H Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest U with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class J Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest V with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class K Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest W with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class L Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest X with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; each Realized Loss and Additional Trust Fund Expense, if any,


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


allocated to the Class M Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest Y with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest; and each Realized Loss and Additional Trust Fund Expense, if any, allocated to the Class N Certificates on any Distribution Date shall be deemed to have first been allocated to REMIC III Regular Interest Z with a corresponding reduction in the REMIC Principal Balance of such REMIC III Regular Interest.

                  (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC II Regular Interests pursuant to Section 4.01(i), the REMIC Principal Balance of each REMIC II Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the REMIC Principal Balance of the related REMIC I Senior Regular Interest or the Stated Principal Balance of the related Majority Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

                  (d) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Senior Regular Interest pursuant to Section 4.01(j), the REMIC Principal Balance of the REMIC I Senior Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the Heilig/Petsmart Senior Balance, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

                  (e) On any Distribution Date, the amount of any Mortgage Deferred Interest with respect to any Heilig/Petsmart Mortgage Loan will be allocated as Certificate Deferred Interest to the Class Q Certificates, up to the Accrued Certificate Interest for such Class of Certificates for such Distribution Date. On each such Distribution Date, the Certificate Principal Balance of the Class Q Certificates will be increased by the amount of Certificate Deferred Interest allocated to such Class. On any Distribution Date, the amount of any Mortgage Deferred Interest, to the extent not allocated to the Class Q Certificates in accordance with the immediately preceding sentence, will be allocated as Certificate Deferred Interest to each outstanding Class of Sequential Pay Certificates in reverse alphabetical order, in each case up to the respective Accrued Certificate Interest for each such Class of Certificates for such Distribution Date. On each such Distribution Date, the Certificate Principal Balance of each Class of Certificates to which Certificate Deferred Interest has been allocated will be increased by the amount of Certificate Deferred Interest allocated to such Class.


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                  SECTION 4.05. Calculations.

                  The Paying Agent shall, provided it receives the necessary information from the Master Servicer and the Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions and allocations to be made pursuant to Section 4.01,
Section 5.02(d) and Article IX and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Paying Agent shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement, and the Paying Agent shall have no obligation to recompute, recalculate or verify any information provided to it by the Special Servicer or Master Servicer. The calculations by the Paying Agent of such amounts shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

                  SECTION 4.06. Use of Agents.

                  The Master Servicer or the Trustee may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer or the Trustee from any of such obligations or liabilities, and the Master Servicer or the Trustee, as applicable, shall remain responsible for all acts and omissions of any such agent or attorney-in-fact (other than with respect to limited powers-of-attorney delivered by the Trustee to the Master Servicer or Special Servicer pursuant to
Section 2.03(b) and 3.01(b), as applicable, in which case the Trustee shall have no such responsibility)

                                    ARTICLE V

                                THE CERTIFICATES

                  SECTION 5.01.             The Certificates.

                  (a) The Certificates will be substantially in the respective forms attached hereto as Exhibit A; provided that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Regular Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances or initial Certificate Notional Amounts, as the case may be, as of the Closing Date of not less than $10,000


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in the case of the Registered Certificates (other than the Class IO
Certificates), $1,000,000 in the case of the Class IO Certificates, and $250,000 in the case of Non-Registered Certificates (other than the Residual Certificates), and in each such case in integral multiples of $1 in excess thereof. The Class R-I Certificates, the Class R-II Certificates, the Class R-III Certificates and the Class R-IV Certificates shall have no minimum denomination and shall each be represented by a single definitive certificate.

                  (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by the Certificate Registrar hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                  SECTION 5.02. Registration of Transfer and Exchange of
                                Certificates.

                  (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar (located as of the Closing Date at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113), shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Trustee, the Special Servicer and (if the Trustee is not the Certificate Registrar) the Master Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its duties as Certificate Registrar. The Depositor, the Trustee (if it is no longer the Certificate Registrar), the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon written request of any Certificateholder made for purposes of communicating with other Certificateholders with respect to their rights under


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this Agreement, the Certificate Registrar shall promptly furnish such
Certificateholder with a list of the other Certificateholders of record identified in the Certificate Register at the time of the request.

                  (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 hereto, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 hereto or as Exhibit G-3 hereto; or (ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and upon acquisition of such a Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                  In connection with transfer of the Non-Registered Certificates, the Depositor shall furnish upon request of a Certificateholder or Certificate Owner to such Holder or Certificate Owner and any prospective purchaser designated by such Certificateholder or Certificate Owner the information required to be delivered under paragraph (d)(4) of Rule 144A of the Securities Act.

                  Notwithstanding the foregoing, for so long as any Non-Registered Certificate is a Book-Entry Certificate, (a) each prospective transferor of such Certificate shall be deemed to have represented to the Trustee, the Depositor and the transferee of such Certificate the information set forth on Exhibit G-1 upon or prior to such transfer and (b) each prospective transferee of such Certificate shall be deemed to have represented to the Trustee, the Depositor and the transferor of such Certificate the information set forth on Exhibit G-2 or Exhibit G-3 upon or prior to such transfer.


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                  (c) (i) No transfer of a Class A Certificate or Class IO
Certificate or any interest therein shall be made to any "employee benefit plan" subject to ERISA or a "plan" described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan's investment in such entity (each, a "Plan") unless such Plan qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Class A Certificates or the Class IO Certificates, as applicable, are rated in one of the top three rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Section III of Department of Labor Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"). Each Person who acquires a Class A Certificate or Class IO Certificate in Definitive Certificate form shall be required to certify in writing, in the form attached as Exhibit H hereto, that it meets the foregoing conditions, and each Person who acquires a Class A Certificate or Class IO Certificate in Book-Entry Certificate form shall be deemed to have represented that the foregoing conditions are satisfied and that it will not transfer such Certificate in violation of the foregoing.

                  (ii) No transfer of a Subordinated Certificate or any interest therein shall be made to any Plan unless it is an insurance company general account which is eligible for, and satisfies all the requirements of, exemptive relief under Section III of PTE 95-60. Each Person who acquires a Subordinated Certificate in Definitive Certificate form shall be required to certify in writing in the form attached as Exhibit H hereto that it meets the foregoing conditions, and each Person who acquires a Subordinated Certificate in Book-Entry Certificate form shall be deemed to have represented that the foregoing conditions are satisfied and that it will not transfer such Certificate in violation of the foregoing.

                  (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) below to negotiate the terms of any mandatory disposition and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                        (A) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

                        (B) In connection with any proposed Transfer of any
                  Ownership Interest in a Residual Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement substantially in the form


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


                  attached hereto as Exhibit I-1 (in any case, a "Transfer Affidavit and Agreement"), from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, and upon which the Certificate Registrar may, in the absence of actual knowledge by a Responsible Officer of either the Trustee or the Certificate Registrar to the contrary, conclusively rely, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

                        (C) Notwithstanding the delivery of a Transfer Affidavit
                  and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                        (D) Each Person holding or acquiring any Ownership
                  Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit I-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

                        (E) Each Person holding or acquiring an Ownership
                  Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a pass-through interest holder".

                  (ii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
            Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this
            Section 5.02(d) shall be restored, to the extent permitted by law,


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


            to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                        (B) If any purported Transferee shall become a Holder of
                  a Residual Certificate in violation of the restrictions in this Section 5.02(d), then, to the extent that the retroactive restoration of the rights of the preceding Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, the Certificate Registrar shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to cause the transfer of such Residual Certificate to a Permitted Transferee on such terms as the Certificate Registrar may choose. Such purported Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Certificate Registrar. Such Permitted Transferee may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar. Any proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Paying Agent to such purported Transferee. The terms and conditions of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

                        (iii) The Certificate Registrar shall make available to
                  the Internal Revenue Service and to those Persons specified by the REMIC Provisions any information available to it which is necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and the Master Servicer and the Special Servicer shall furnish to the Certificate Registrar all information in its possession necessary for the Certificate Registrar to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Certificate Registrar, the Master Servicer and the Special Servicer for providing such information.


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


                  (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following:

                        (A) written confirmation from each Rating Agency to the
                  effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current rating of any Class of Certificates; and

                        (B) an Opinion of Counsel, in form and substance
                  satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that doing so will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to (x) cease to qualify as a REMIC or
                  (y) be subject to an entity- level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

                  (e) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

                  (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

                  (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax


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


or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

                  (i) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

                  (j) Upon request, the Certificate Registrar shall provide to the Master Servicer, the Special Servicer and the Depositor notice of each transfer of a Certificate and shall provide to each such Person with an updated copy of the Certificate Register.

                  SECTION 5.03. Book-Entry Certificates.

                  (a) Each Class of Regular Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book- Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

                  (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with


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


respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, at the Depositor's expense, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

                  (d) Notwithstanding any other provisions contained herein, neither the Trustee nor the Certificate Registrar shall have any responsibility whatsoever to monitor or restrict the transfer of ownership interests in any Certificate (including but not limited to any Non-Registered Certificate or any Subordinated Certificate) which interests are transferable through the book-entry facilities of the Depository.

                  SECTION 5.04. Mutilated, Destroyed, Lost or Stolen
                                Certificates.

                  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  SECTION 5.05. Persons Deemed Owners.

                  Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as of the related Record Date as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
4.01 and may treat the person whose name each Certificate is registered as of the date of determination as the owner of such Certificate for all other purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI

                 THE DEPOSITOR, THE MASTER SERVICER, THE SPECIAL
                SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

                  SECTION 6.01. Liability of Depositor, Master Servicer and
                                Special Servicer.

                  The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

                  SECTION 6.02. Merger, Consolidation or Conversion of Depositor
                                or Master Servicer or Special Servicer.

                  Subject to the following paragraph, the Depositor and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation or organization, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement, and the Master Servicer shall keep in full effect its existence and rights as a national banking association under the laws of the United States.

                  The Depositor, the Master Servicer or the Special Servicer may be merged or consolidated with or into any Person (other than the Trustee), or transfer all or substantially all of its assets (which may be limited to all or substantially all of its assets related to commercial mortgage loan servicing) to any Person, in which case any Person resulting from any merger or consolidation


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


to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business (which may be limited to the commercial loan servicing business) of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless (i) as evidenced in writing by the Rating Agencies, such succession will not result in qualification, downgrading or withdrawal of the ratings then assigned by the Rating Agencies to any Class of Certificates and (ii) such successor or surviving Person makes the applicable representations and warranties set forth in Section 3.23.

                  SECTION 6.03. Limitation on Liability of Depositor, Master
                                Servicer and Special Servicer.

                  None of the Depositor, the Master Servicer or the Special Servicer shall be under any liability to the Trust Fund, the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders for the breach of a representation, warranty or covenant made herein by such party, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, member, manager, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or reasonable expense incurred in connection with this Agreement or the Certificates (including, without limitation, the distribution of reports and information as contemplated by this Agreement), other than any loss, liability or expense: (i) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof (including without limitation, those expenses set forth in Section 3.11(b) and the last sentence of the definition of Servicing Advances); (ii) incurred in connection with any breach of a representation, warranty or covenant made herein; or (iii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, unless it is specifically required hereunder to bear the costs of such legal action, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the


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enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them or by the Depositor, the Trustee or any Certificateholder, subject to the provisions of the last paragraph of Section 8.05.

                  SECTION 6.04. Resignation of Master Servicer and the Special
                                Servicer.

                  The Master Servicer and, subject to Section 6.09, the Special Servicer may resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 7.02 hereof. The Master Servicer and the Special Servicer shall have the right to resign at any other time provided that (i) a willing successor thereto has been found by the Master Servicer or Special Servicer, as applicable (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in a withdrawal, qualification or downgrade of any rating or ratings assigned to any Class of Certificates,
(iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation. Neither the Master Servicer nor the Special Servicer shall be permitted to resign except as contemplated above in this Section 6.04.

                  Consistent with the foregoing, neither the Master Servicer nor the Special Servicer shall, except as expressly provided herein, assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or, except as provided in Sections 3.22 and 4.06, delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by it hereunder. If, pursuant to any provision hereof, the duties of the Master Servicer or the Special Servicer are transferred to a successor thereto, the Master Servicing Fee or the Special Servicing Fee, as the case may be, that accrues pursuant hereto from and after the date of such transfer shall be payable to such successor.


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                  SECTION 6.05. Rights of Depositor and Trustee in Respect of
                                Master Servicer and the Special Servicer.

                  The Master Servicer and the Special Servicer shall each afford the Depositor, the Underwriters and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder and access to officers thereof responsible for such obligations. Upon reasonable request, the Master Servicer and the Special Servicer shall each furnish the Depositor, the Underwriters and the Trustee with its most recent publicly available financial statements and such other information as it possesses, and which it is not prohibited by applicable law or contract from disclosing, regarding its business, affairs, property and condition, financial or otherwise, except to the extent such information constitutes proprietary information or is subject to a privilege under applicable law. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee and, further provided, that the Depositor may not exercise any right pursuant to Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

                  SECTION 6.06. Depositor, Master Servicer and Special Servicer
                                to Cooperate with Trustee.

                  The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.

                  SECTION 6.07. Depositor, Special Servicer and Trustee to
                                Cooperate with Master Servicer.

                  The Depositor, the Special Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.08. Depositor, Master Servicer and Trustee to
                                Cooperate with Special Servicer.


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                  The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

                  SECTION 6.09. Designation of Special Servicer by the
                                Controlling Class; First Union National Bank to become Special Servicer upon Satisfaction of Certain Conditions.

                  The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class may at any time and from time to time designate a Person meeting the requirements set forth in
Section 6.04 (including, without limitation, Rating Agency confirmation) to serve as Special Servicer hereunder and to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer; provided that such Holder or Holders shall pay all costs related to the transfer of servicing if the Special Servicer is replaced other than due to an Event of Default. Such Holder or Holders may also select a Controlling Class Representative that may advise and direct the Special Servicer and whose approval is required for certain actions, as described herein. Such Holder or Holders shall so designate a Person to serve as replacement Special Servicer by the delivery to the Trustee, the Master Servicer and the existing Special Servicer of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit J-1. If such Holders have not replaced the Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity, the Trustee shall designate a successor Special Servicer meeting the requirements set forth in Section 6.04. Any designated Person shall become the Special Servicer, subject to satisfaction of the other conditions set forth below, on the date that the Trustee shall have received written confirmation from all of the Rating Agencies that the appointment of such Person will not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates. The appointment of such designated Person as Special Servicer shall also be subject to receipt by the Trustee of (1) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit J-2, executed by the designated Person, and (2) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 6.09 and all other applicable provisions of this Agreement, that upon the execution and delivery of the Acknowledgment of Proposed Special Servicer the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms. Any existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special


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Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the Certificate Account or the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

                  Notwithstanding Section 6.04 or the first paragraph of this
Section 6.09, First Union National Bank, subject to the approval of the Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class, at its option, shall become the Special Servicer hereunder upon delivering to the Trustee, with a copy to the Rating Agencies and to the Special Servicer, (1) an Acknowledgment of Proposed Special Servicer in the form attached hereto as Exhibit J-2, executed by First Union National Bank, and (2) an Opinion of Counsel (at the expense of First Union National Bank) to the effect that, upon the execution and delivery of the Acknowledgment of Proposed Special Servicer by First Union National Bank, as Special Servicer, this Agreement shall be enforceable against First Union National Bank, as Special Servicer, in accordance with its terms; provided that First Union National Bank shall at the time of such delivery be rated at least "CSS2" as a special servicer by Fitch and be an "approved" special servicer by Standard & Poor's; provided, further, that First Union National Bank and the resigning Special Servicer shall each pay its own costs related to the transfer of servicing. The exercise of such option shall be subject to no other conditions. Any existing Special Servicer shall be deemed to have resigned simultaneously with First Union National Bank becoming the Special Servicer hereunder; provided, however, that the resigning Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and First Union National Bank in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to First Union National Bank for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the Certificate Account or the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

                  SECTION 6.10. Master Servicer or Special Servicer as Owner of
                                a Certificate.

                  The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with (except as set forth in the definition of "Certificateholder") the same rights it would have if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take


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action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's reasonable, good faith judgment, be considered by other Persons to violate the Servicing Standard, then the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this Section 6.10, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have failed to object in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice within thirty (30) days, such action shall be deemed to comply with, but not modify, the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                  SECTION 6.11. The Controlling Class Representative.

                  The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and notwithstanding anything herein to the contrary except as necessary or advisable to avoid an Adverse REMIC Event and except as set forth in, and in any event subject to, the second paragraph of this Section 6.11, the Special Servicer will not be permitted to take any of the following actions as to which the Controlling Class Representative has objected in writing within ten Business Days of being notified thereof (provided that if such written objection has not been received by the Special Servicer within such ten Business Day period, then the Controlling Class Representative's approval will be deemed to have been given),provided, however, if the Controlling Class Representative and the Special Servicer cannot agree on a course of action within 60 days of the occurrence of the event under discussion the Special Servicer shall implement its proposed course of action:

                        (i) any foreclosure upon or comparable conversion (which
                  may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;


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                        (ii) any modification of a monetary term of a Mortgage
                  Loan other than a modification consisting of the extension of the maturity date of a Mortgage Loan for one year or less;

                        (iii) any proposed sale of a defaulted Mortgage Loan or
                  REO Property (other than in connection with the termination of the Trust Fund);

                        (iv) any determination to bring an REO Property into
                  compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

                        (v) any acceptance of substitute or additional
                  collateral for a Mortgage Loan unless required by the underlying loan documents;

                        (vi) any waiver of a "due-on-sale" or
                  "due-on-encumbrance" clause; and

                        (vii) any acceptance of an assumption agreement
                  releasing a borrower from liability under a Mortgage Loan.

                  In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such other actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made herein; provided that notwithstanding anything herein to the contrary no such direction, and no objection contemplated by the preceding paragraph, may require or cause the Special Servicer to violate any provision of this Agreement or the REMIC Provisions, including without limitation the Special Servicer's obligation to act in accordance with the Servicing Standard, or expose the Master Servicer, the Special Servicer, the Trust Fund or the Trustee to liability, or materially expand the scope of the Special Servicer's responsibilities hereunder or cause the Special Servicer to act, or fail to act, in a manner which in the reasonable judgment of the Special Servicer is not in the best interests of the Certificateholders.

                  The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Controlling Class Representative may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates, and that the Controlling Class Representative may have special relationships and interests that conflict with those of Holders of some Classes of the Certificates, that the Controlling Class Representative may act solely in the interests of the Holders of the Controlling Class, that the


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Controlling Class Representative does not have any duties to the Holders of any
Class of Certificates other than the Controlling Class, that the Controlling Class Representative shall not be deemed to have been negligent or reckless, or to have acted in bad faith or engaged in willful misfeasance, by reason of its having acted solely in the interests of the Holders of the Controlling Class, and that the Controlling Class Representative shall have no liability whatsoever for having so acted, and no Certificateholder may take any action whatsoever against the Controlling Class Representative or any director, officer, employee, agent or principal thereof for having so acted.

                                   ARTICLE VII

                                     DEFAULT

                  SECTION 7.01. Events of Default.

                  (a) "Event of Default", wherever used herein, means any one of the following events:

                        (i) any failure by the Master Servicer to deposit into
                  the Certificate Account, or to deposit into, or remit to the Paying Agent for deposit into, the Distribution Account, any amount (other than a P&I Advance) required to be so deposited or remitted by it under this Agreement; provided, however, that if such failure to deposit or remit occurs only once in any consecutive twelve-month period, which failure is corrected by 10:00 a.m., New York City time on the related Distribution Date, then with respect to such one failure only, a default shall be deemed not to have occurred; provided further, however, that to the extent the Master Servicer does not timely make such remittances, the Master Servicer shall pay the Trustee for the account of the Trustee interest on any amount not timely remitted at the Prime Rate from and including the applicable required remittance date to but not including the date such remittance is actually made; or

                        (ii) any failure by the Special Servicer to deposit into
                  the REO Account or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account, any amount required to be so deposited or remitted under this Agreement; or

                        (iii) any failure by the Master Servicer to timely make
                  any Servicing Advance required to be made by it hereunder, which Servicing Advance remains unmade for a period of five Business Days following the date on which notice shall have been given to the Master Servicer, as the case may be, by the Trustee as provided in Section 3.03(c); or

                        (iv) any failure on the part of the Master Servicer or
                  the Special Servicer duly to observe or perform in any material respect any other of the covenants or


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                  agreements on the part of the Master Servicer or the Special
                  Servicer, as the case may be, contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer and the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such failure which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty
                  (30) days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

                        (v) any breach on the part of the Master Servicer or the
                  Special Servicer of any representation or warranty contained in this Agreement that materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any failure which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure within the initial 30-day period and provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

                        (vi) a decree or order of a court or agency or
                  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (vii) the Master Servicer or the Special Servicer
                  shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or


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                  similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                        (viii) the Master Servicer or the Special Servicer shall
                  admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

                        (ix) the consolidated net worth of the Master Servicer
                  and of its direct or indirect parent, determined in accordance with generally accepted accounting principles, shall decline to less than $15,000,000; or

                        (x) the Trustee shall have received a written notice
                  from Fitch (which the Trustee shall promptly forward to the Master Servicer or the Special Servicer, as applicable), to the effect that if the Master Servicer or the Special Servicer, as applicable, continues to act in such capacity, the rating or ratings on one or more Classes of Certificates will be downgraded or withdrawn if such Master Servicer or the Special Servicer, as applicable, is not replaced; or

                        (xi) the Master Servicer or the Special Servicer, as
                  applicable, (A) is not an "approved" master servicer or special servicer, as applicable, by Standard & Poor's or (B) is not rated at least "CMS3" or "CSS3," as applicable, by Fitch; or

                        (xii) the Master Servicer shall fail to remit to the
                  Paying Agent for deposit into the Distribution Account, on any P&I Advance Date, the full amount of P&I Advances required to be made on such date, which failure continues unremedied until 10:00 a.m. New York City time on the next Business Day succeeding such P&I Advance Date; provided, however, that to the extent the Master Servicer does not timely make such remittances, the Master Servicer shall pay the Trustee for the account of the Trustee interest on any amount not timely remitted at the Prime Rate from and including the applicable required remittance date to but not including the date such remittance is actually made.

When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.

                  (b) If any Event of Default described in clauses (i) - (ix),
(xi) and (xii) of subsection (a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the


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Voting Rights, the Trustee shall, by notice in writing to the Defaulting Party
(with a copy of such notice to each other party hereto and the Rating Agencies) terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (x) of subsection (a) above shall occur with respect to the Master Servicer or, if applicable, the Special Servicer (in either case, under such circumstances, for purposes of this Section 7.01(b), the "Defaulting Party"), the Trustee shall, by notice in writing (to be sent immediately by facsimile transmission) to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies), terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to this Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records, including those in electronic form, requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, (i) the immediate transfer to the Trustee or a successor Master or Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Certificate Account, the Distribution Account, a Servicing Account or a Reserve Account (if the Master Servicer is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or (ii) the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account, the Certificate Account, a Servicing Account or a Reserve Account or delivered to the Master Servicer (if the Special Servicer is the Defaulting Party) or that are thereafter received by or on behalf of it with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to this Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination). Any cost or expenses in connection with any actions to be taken by the Master Servicer, the Special Servicer or the Trustee pursuant to this paragraph shall be borne by the Defaulting Party and if not paid by the Defaulting Party within 90 days after the presentation of


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reasonable documentation of such costs and expenses, such expense shall be reimbursed by the Trust Fund; provided, however, that the Defaulting Party shall not thereby be relieved of its liability for such expenses. If and to the extent that the Defaulting Party has not reimbursed such costs and expenses, the Trustee shall have an affirmative obligation to take all reasonable actions to collect such expenses on behalf of and at the expense of the Trust Fund. For purposes of this Section 7.01 and of Section 7.03(b), the Trustee shall not be deemed to have knowledge of an event which constitutes, or which with the passage of time or notice, or both, would constitute an Event of Default described in clauses (i)-(viii) of subsection (a) above unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by the Trustee and such notice references the Certificates, the Trust Fund or this Agreement.

                  The Master Servicer further agrees that if it is terminated pursuant to this Section 7.01(b) or if it resigns under the circumstances permitted under Section 6.04, or if for any other reason it is no longer the Master Servicer, it shall promptly (and in any event no later than five Business Days after its receipt of the notice of termination or after the effectiveness of such resignation) (i) assign its rights under the Semi-Annual Loan Swap Agreement to the Trustee, as successor Master Servicer, or (ii) at the Depositor's expense (to the extent such expense exceeds 0.15115% per annum based on the aggregate principal balance of the Semi-Annual Mortgage Loans), cause a qualified substitute counterparty (possessing a long-term counterparty rating of at least "A+" by Fitch (if then rated by Fitch) and at least "A+" by Standard & Poor's to enter into a swap agreement with the Trustee, as successor Master Servicer, on terms substantially equivalent to those set forth in the Semi-Annual Loan Swap Agreement. The Master Servicer hereby pledges its rights under the Semi-Annual Loan Swap Agreement to the Trustee, as successor Master Servicer, to secure its promise to make the assignment described in the immediately preceding sentence. In no event will any expenses related to or amounts due under the Semi-Annual Loan Swap Agreement be an obligation of or reimbursable from the Trust Fund.

                  (c) If the Master Servicer is terminated solely due to an Event of Default under Section 7.01(a)(x) or (xi), and if the terminated Master Servicer provides the Trustee with the appropriate "request for proposal" materials within the five Business Days after such termination, then the Trustee shall promptly thereafter (using such "request for proposal" materials provided by the terminated Master Servicer) solicit good faith bids for the rights to master service the Mortgage Loans under this Agreement from at least three (3) Persons qualified to act as Master Servicer hereunder in accordance with Sections 6.02 and 7.02 (any such Person so qualified, a "Qualified Bidder") or, if three (3) Qualified Bidders cannot be located, then from as many Persons as the Trustee can determine are Qualified Bidders; provided that, at the Trustee's request, the terminated Master Servicer shall supply the Trustee with the names of Persons from whom to solicit such bids; and provided, further, that the Trustee shall not be responsible if less than three (3) or no Qualified Bidders submit bids for the right to master service the Mortgage Loans under this Agreement. The bid proposal shall require any Successful Bidder (as defined below), as a condition of such bid, to enter into this Agreement as successor Master Servicer, and to agree to be bound by the terms hereof,


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within 45 days after the termination of Master Servicer. The Trustee shall solicit bids (i) on the basis of such successor Master Servicer retaining all Sub-Servicers to continue the primary servicing of the Mortgage Loans pursuant to the terms of the respective Sub-Servicing Agreements and to enter into a Sub-Servicing Agreement with the terminated Master Servicer to service each of the Mortgage Loans not subject to a Sub-Servicing Agreement at a servicing fee rate per annum equal to the Master Servicing Fee Rate minus 2.5 basis points per Mortgage Loan serviced (each, a "Servicing-Retained Bid") and (ii) on the basis of terminating each Sub-Servicing Agreement and Sub-Servicer that it is permitted to terminate in accordance with Section 3.22 (each, a "Servicing-Released Bid"). The Trustee shall select the Qualified Bidder with the highest cash Servicing- Retained Bid (or, if none, the highest cash Servicing Released
Bid) (the "Successful Bidder") to act as successor Master Servicer hereunder. The Trustee shall direct the Successful Bidder to enter into this Agreement as successor Master Servicer pursuant to the terms hereof (and, if the successful bid was a Servicing-Retained Bid, to enter into a Sub-Servicing Agreement with the terminated Master Servicer as contemplated above), no later than 45 days after the termination of the Master Servicer.

                  Upon the assignment and acceptance of the master servicing rights hereunder to and by the Successful Bidder, the Trustee shall remit or cause to be remitted (i) if the successful bid was a Servicing-Retained Bid, to the terminated Master Servicer the amount of such cash bid received from the Successful Bidder (net of "out-of-pocket" expenses incurred in connection with obtaining such bid and transferring servicing) and (ii) if the successful bid was a Servicing-Released Bid, to the Master Servicer and each terminated Sub-Servicer its respective Bid Allocation.

                  If the Successful Bidder has not entered into this Agreement as successor Master Servicer within 45 days after the Trustee was appointed as successor Master Servicer or no Successful Bidder was identified within such 45-day period, the terminated Master Servicer shall reimburse the Trustee for all reasonable "out-of-pocket" expenses incurred by the Trustee in connection with such bid process and the Trustee shall have no further obligations under this Section 7.01(c). The Trustee thereafter may act or may select a successor to act as Master Servicer hereunder in accordance with Section 7.02.

                  SECTION 7.02. Trustee to Act; Appointment of Successor.

                  On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall, unless a successor is appointed pursuant to Section 6.04, be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have any) of the responsibilities, duties and liabilities (except as provided in the next sentence) of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances, including, without limitation, in connection with any termination of the Master Servicer for an Event of Default


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described in clause 7.01(a)(xii), the unmade P&I Advances that gave rise to such
Event of Default; provided, that if the Master Servicer is the resigning or terminated party, and if after the Closing Date the Trustee is prohibited by law or regulation from obligating itself to make P&I Advances (as evidenced by an Opinion of Counsel delivered to the Depositor and the Rating Agencies) the Trustee shall not be obligated to make such P&I Advances and provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. Notwithstanding anything contrary in this Agreement, the Trustee shall in no event be held responsible or liable with respect to any of the representations and warranties of the resigning or terminated party
(other than the Trustee) or for any losses incurred by such resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above and subject to its obligations under Section 3.22(d) and 7.01(b), the Trustee may, if it shall be unwilling in its sole discretion to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if the Trustee is not approved as a master servicer or a special servicer, as the case may be, by any of the Rating Agencies or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, subject to the approval of each of the Rating Agencies (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates) or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that meets the requirements of Section 6.02 (including, without limitation, rating agency confirmation); provided, however, that in the case of a resigning or terminated Special Servicer, such appointment shall be subject to the rights of the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class to designate a successor pursuant to
Section 6.09. Except with respect to an appointment provided below, no appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities under this Agreement.
Pending appointment of a successor to the Master Servicer or the Special
Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding the above, the Trustee shall, if the Master Servicer is the resigning or terminated party and the Trustee is prohibited by law or regulation from making P&I Advances, promptly appoint any established mortgage loan servicing institution that has a net worth of not less than $15,000,000 and is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates), as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder (including, without limitation, the obligation to make P&I Advances), which appointment will become effective immediately. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it


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and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  SECTION 7.03. Notification to Certificateholders.

                  (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                  (b) Not later than the later of (i) 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and (ii) five days after a Responsible Officer of the Trustee has notice of the occurrence of such an event, the Trustee shall transmit by mail to the Depositor and all Certificateholders and the Rating Agencies notice of such occurrence, unless such default shall have been cured.

                  SECTION 7.04. Waiver of Events of Default.

                  The Holders representing at least 66-2/3% of the Voting Rights allocated to the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clauses (i), (ii) , (ix) or (x) and (xii) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

                  SECTION 7.05. Additional Remedies of Trustee Upon Event of
                                Default.

                  During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim


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and debt in connection therewith). Except with respect to an Event of Default resulting from a breach of the covenant in Section 3.23(d), for which, subject to Section 3.23(d), the sole remedy shall be termination of the Master Servicer or as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. Under no circumstances shall the rights provided to the Trustee under this Section 7.05 be construed as a duty or obligation of the Trustee.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                  SECTION 8.01. Duties of Trustee.

                  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

                  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II), shall examine them to determine whether they conform to the requirements of this Agreement to the extent specifically set forth herein. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                        (i) Prior to the occurrence of an Event of Default, and
                  after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the


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                  Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                        (ii) The Trustee shall not be personally liable for an
                  error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts if it was required to do so;

                        (iii) The Trustee shall not be personally liable with
                  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                        (iv) The protections, immunities and indemnities
                  afforded to the Trustee hereunder shall also be available to it in its capacity as Paying Agent, Authenticating Agent, Certificate Registrar, REMIC Administrator and Custodian.

                  SECTION 8.02. Certain Matters Affecting Trustee.

                  Except as otherwise provided in Section 8.01 and Article X:

                        (i) the Trustee may rely upon and shall be protected in
                  acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) the Trustee may consult with counsel and the
                  written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

                        (iii) the Trustee shall be under no obligation to
                  exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters


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                  arising hereunder or, except as provided in Section 10.01 or
                  10.02, to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that nothing contained herein shall, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                        (iv) the Trustee shall not be personally liable for any
                  action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                        (v) prior to the occurrence of an Event of Default
                  hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

                        (vi) the Trustee may execute any of the trusts or powers
                  hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the Trustee shall remain responsible for all acts and omissions of such agents or attorneys within the scope of their employment to the same extent as it is responsible for its own actions and omissions hereunder;

                        (vii) the Trustee shall not be responsible for any act
                  or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or the Depositor; and


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                        (viii) neither the Trustee nor the Certificate Registrar
                  shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article V under this Agreement or under applicable law with respect to any transfer of any Certificate or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in said Article applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register and to examine the same to determine substantial compliance with the express requirements of this Agreement. The Trustee and Certificate Registrar shall have no liability for transfers, including transfers made through the book entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Certificates, made in violation of applicable restrictions except for its failure to perform its express duties in connection with changes in registration of record ownership in the Certificate Register.

                  SECTION 8.03. Trustee Not Liable for Validity or Sufficiency
                                of Certificates or Mortgage Loans.

                  The recitals contained herein and in the Certificates, other than the statements attributed to the Trustee in Article II and Section 8.16 and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate, shall be taken as the statements of the Depositor or the Master Servicer or the Special Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. Except as set forth in Section 8.16, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

                  SECTION 8.04. Trustee May Own Certificates.

                  The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights (except as otherwise provided in the definition of "Certificateholder") it would have if it were not the Trustee or such agent.


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


                  SECTION 8.05. Fees and Expenses of Trustee; Indemnification of
                                Trustee.

                  (a) On each Distribution Date, the Trustee shall withdraw from the general funds on deposit in the Distribution Account, prior to any distributions to be made therefrom on such date, and pay to itself all earned but unpaid Trustee Fees, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. The Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

                  (b) The Trustee and any director, officer, employee, affiliate, agent or "control" person within the meaning of the Securities Act of 1933 of the Trustee shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or reasonable "out-of-pocket" expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with this Agreement, the Mortgage Loans or the Certificates or any act of the Master Servicer or the Special Servicer taken on behalf of the Trustee as provided for herein ("Trustee Liability"); provided, that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any liability specifically required to be borne thereby pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of its negligent disregard of such obligations and duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

                  SECTION 8.06. Eligibility Requirements for Trustee.

                  The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state banking authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall also be an entity with a long term unsecured debt rating of at least "AA" by each Rating Agency (determined without regard to pluses or minuses) or such other rating that shall not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates by any Rating Agency as confirmed in writing. The Trustee shall also be an entity that (i) has not, since November 2, 1998, been, and is not, an insider or affiliate of First Union National Bank, (ii) has not, since November 2, 1998, controlled, and does


                                      192
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not control, First Union National Bank, (iii) has not, since November 2, 1998, been, and is not, controlled by First Union National Bank, (iv) has not, since November 2, 1998, been, and is not, under common control with, First Union National Bank, and (v) does not cause the trust created hereby to be an insider or affiliate of First Union National Bank. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in
Section 8.07; provided, that if the Trustee shall cease to be so eligible because its combined capital and surplus is no longer at least $100,000,000 or its long-term unsecured debt rating no longer conforms to the requirements of the immediately preceding sentence, and if the Trustee proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Trustee's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause any Rating Agency to qualify, downgrade or withdraw any rating assigned thereby to any Class of Certificates, then upon the execution and delivery of such agreement the Trustee shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is qualified, downgraded or withdrawn thereby. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

                  SECTION 8.07. Resignation and Removal of Trustee.

                  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders at their respective addresses set forth in the Certificate Register. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee meeting the requirements in Section 8.06 and acceptable to the Depositor and the Rating Agencies by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the Certificateholders by the Master Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor or the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee or Paying Agent (if different than the Trustee) shall fail (other than by reason of the failure of either the Master Servicer or the Special Servicer to timely perform its obligations hereunder or as a result of other circumstances beyond the Trustee's reasonable control), to timely deliver any report to be delivered by the Trustee pursuant to Section 4.02 and such failure shall continue unremedied for a period of five days, or if


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the Trustee or Paying Agent (if different from the Trustee) fails to make distributions required pursuant to Section 3.05(b), 4.01 or 9.01, then the Depositor may remove the Trustee and appoint a successor trustee, if necessary, acceptable to the Master Servicer and the Rating Agencies (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates) by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

                  (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee, if necessary, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor so appointed. In the event that the Trustee is terminated or removed pursuant to this Section 8.07, all of its rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts (including, without limitation, P&I Advances and accrued interest thereon) accrued or owing to it under this Agreement, with respect to periods prior to the date of such termination or removal and no termination without cause shall be effective until the payment of such amounts to the Trustee).

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

                  SECTION 8.08. Successor Trustee.

                  (a) Any successor trustee appointed as provided in Section
8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a third-party Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be


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required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

                  (b) No successor trustee shall accept appointment as provided in this Section 8.08, unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 and the Rating Agencies have provided confirmation pursuant to such Section.

                  (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

                  SECTION 8.09. Merger or Consolidation of Trustee.

                  Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06 and the Rating Agencies have provided confirmation pursuant to such Section, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

                  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate


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trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall cease to exist, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  (e) The appointment of a co-trustee or separate trustee under this Section 8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

                  SECTION 8.11. Appointment of Custodians.

                  The Trustee may appoint at the Trustee's expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor, any Mortgage Loan Seller or any Affiliate of the Depositor or any Mortgage Loan Seller. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the preceding sentence. Any such appointment of a third party Custodian and the acceptance thereof shall be pursuant to a written, agreement, which written agreement shall (i) be consistent with this Agreement in all material respects and requires the Custodian to comply with this Agreement in all material respects and requires the Custodian to comply with all of the applicable conditions of this Agreement; (ii) provide that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of


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Default), the successor trustee or its designee may thereupon assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the Custodian under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) not permit the Custodian any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible and liable for all acts and omissions of any Custodian. The initial Custodian shall be the Trustee. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Custodian, any provision or requirement herein requiring notice or any information or documentation to be provided to the Custodian shall be construed to require that such notice, information or documents also be provided to the Trustee. Any Custodian hereunder (other than the Trustee) shall at all times maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth in this Agreement.

                  SECTION 8.12. Appointment of Authenticating Agents.

                  (a) The Trustee may at the Trustee's expense appoint one or more Authenticating Agents, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. The Trustee shall cause any such Authenticating Agent to execute and deliver to the Trustee an instrument in which such Authenticating Agent shall agree to act in such capacity, in accordance with the obligations and responsibilities herein. Each Authenticating Agent must be organized and doing business under the laws of the United States of America or of any State, authorized under such laws to do a trust business, have a combined capital and surplus of at least $15,000,000, and be subject to supervision or examination by federal or state authorities. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder. The appointment of an Authenticating Agent shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible and liable for all acts and omissions of the Authenticating Agent. In the absence of any other Person appointed in accordance herewith acting as Authenticating Agent, the Trustee hereby agrees to act in such capacity in accordance with the terms hereof. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

                  (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


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                  (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor Authenticating Agent, in which case the Trustee shall given written notice of such appointment to the Master Servicer, the Certificate Registrar and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

                  SECTION 8.13. Appointment of Paying Agent.

                  The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee or the Master Servicer to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee or the Master Servicer, as applicable. If the Paying Agent is not the Trustee or the Master Servicer, the Trustee or the Master Servicer shall remit to the Paying Agent on the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall have a rating of at least "A" (or its equivalent) by each Rating Agency, or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. Any such appointment of a third party Paying Agent and the acceptance thereof shall be pursuant to a written agreement, which written agreement shall (i) be consistent with this Agreement in all material respects and requires the Paying Agent to comply with this Agreement in all material respects and requires the Paying Agent to comply with all of the applicable conditions of this Agreement; (ii) provide that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of Default), the successor trustee or its designee may (A) thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Paying Agent under such agreement or (B) terminate such agreement without cause and without payment of any penalty or termination fee;


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and (iii) not permit the Paying Agent any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of any Paying Agent shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible and liable for all acts and omissions of any Paying Agent to the extent such Paying Agent would have been responsible pursuant to the terms hereof. The initial Paying Agent shall be the Trustee. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Paying Agent, any provision or requirement herein requiring notice or any information to be provided to the Paying Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

                  SECTION 8.14. Appointment of REMIC Administrators.

                  (a) The Trustee may appoint at the Trustee's expense, one or more REMIC Administrators, which shall be authorized to act on behalf of the Trustee in performing the functions set forth in Sections 3.17, 10.01 and 10.02 herein. The Trustee shall cause any such REMIC Administrator to execute and deliver to the Trustee an instrument in which such REMIC Administrator shall agree to act in such capacity, with the obligations and responsibilities herein. The appointment of a REMIC Administrator shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible and liable for all acts and omissions of the REMIC Administrator. Each REMIC Administrator must be acceptable to the Trustee and must be organized and doing business under the laws of the United States of America or of any State and be subject to supervision or examination by federal or state authorities. In the absence of any other Person appointed in accordance herewith acting as REMIC Administrator, the Trustee hereby agrees to act in such capacity in accordance with the terms hereof.

                  (b) Any Person into which any REMIC Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any REMIC Administrator shall be a party, or any Person succeeding to the corporate agency business of any REMIC Administrator, shall continue to be the REMIC Administrator without the execution or filing of any paper or any further act on the part of the Trustee or the REMIC Administrator.

                  (c) Any REMIC Administrator may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Paying Agent, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any REMIC Administrator by giving written notice of termination to such REMIC Administrator, the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any REMIC Administrator shall cease to be eligible in accordance with the provisions of this Section 8.14, the Trustee may appoint a successor REMIC Administrator, in which case the Trustee shall given written notice of such appointment to the Master Servicer and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor REMIC Administrator shall be appointed unless eligible under the provisions of this Section 8.14. Any successor REMIC


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Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as REMIC Administrator. No REMIC Administrator shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

                  SECTION 8.15. Access to Certain Information.

                  The Trustee shall afford to the Master Servicer, the Special Servicer, each Rating Agency and the Depositor, any Certificateholder and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

                  SECTION 8.16. Representations, Warranties and Covenants of
                                Trustee.

                  (a) The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

                        (i) The Trustee is a national banking association duly
                  organized, validly existing and in good standing under the laws of the United States.

                        (ii) The execution and delivery of this Agreement by the
                  Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

                        (iii) Except to the extent that the laws of certain
                  jurisdictions in which any part of the Trust Fund may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated by Section 8.10, the Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                        (iv) This Agreement, assuming due authorization,
                  execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof (including with respect to any advancing obligations hereunder), subject to (A)


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                  applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                        (v) The Trustee is not in violation of, and its
                  execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Trustee to perform its obligations under this Agreement.

                        (vi) No litigation is pending or, to the best of the
                  Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Trustee to perform its obligations under this Agreement.

                        (vii) Any consent, approval, authorization or order of
                  any court or governmental agency or body required for the execution, delivery and performance by the Trustee of or compliance by the Trustee with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

                  (b) The Trustee represents and warrants that any custom-made software or hardware designed or purchased or licensed by the Trustee and used by the Trustee in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement does not contain any deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                  SECTION 8.17. Reports to the Securities and Exchange
                                Commission; Available Information.

                  The Trustee shall prepare for filing, and execute, on behalf of the Trust Fund, and file with the Securities and Exchange Commission, (i) each Distribution Date Statement on Form 8-K within 15 days after each Distribution Date in each month, (ii) before March 31 of each year, beginning March 31, 2001, a Form 10-K and (iii) any and all reports, statements and information respecting the Trust Fund and/or the certificates required to be filed on behalf of the Trust Fund under the Exchange Act as the Trustee may be directed by the Depositor, until directed in writing


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by the Depositor to discontinue such filings. For any filings pursuant to the previous sentence that occur after the first anniversary of the Closing Date, the Trustee shall receive a fee agreed upon by the Trustee and the Depositor in a separate fee agreement. Upon such filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor and the Master Servicer a copy of any such executed report, statement or information. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Securities and Exchange Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates. The Depositor agrees to indemnify and hold harmless the Trustee with respect to any liability, cost or expenses, including reasonable attorneys' fees, arising from the Trustee's execution of such reports, statements and information that contain errors or omissions or is otherwise misleading, provided, however, that if the indemnification provided for herein is invalid or unenforceable, then the Depositor shall contribute to the amount paid by the Trustee as a result of such liability in such amount as is necessary to limit the Trustee's responsibility for any such payment to any amount resulting from its own negligence or willful misconduct. The Trustee shall have no responsibility to determine whether or not any filing may be required and shall not have any responsibility to review or confirm in any way the accuracy or the sufficiency of the contents of any such filing.

                  SECTION 8.18. Maintenance of Mortgage File.

                  Except for the release of items in the Mortgage File contemplated by this Agreement, including, without limitation, as necessary for the enforcement of the holder's rights and remedies under the related Mortgage Loan, the Trustee covenants and agrees that it shall maintain each Mortgage File in the State of Minnesota, and that it shall not move any Mortgage File outside the State of Minnesota, other than as specifically provided for in this Agreement, unless it shall first obtain and provide, at the expense of the Trustee, an Opinion of Counsel to the Depositor and the Rating Agencies to the effect that the Trustee's first priority interest in the Mortgage Notes has been duly and fully perfected under the applicable laws and regulations of such other jurisdiction.

                                   ARTICLE IX

                                   TERMINATION

                  SECTION 9.01. Termination Upon Repurchase or Liquidation of
                                All Mortgage Loans.

                  Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Paying Agent on behalf of the Trustee to provide for


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and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment) (i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder of all Mortgage Loans and each REO Property remaining in REMIC I and REMIC II at a price equal to (1) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I and REMIC II, plus (2) the appraised value of each REO Property, if any, included in REMIC I and REMIC II, such appraisal to be conducted by an Independent Appraiser selected by the Master Servicer and approved by the Trustee, minus (3) if the purchaser is the Master Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer, together with any interest accrued and payable to the Master Servicer in respect of unreimbursed Advances in accordance with Sections 3.03(d) and 4.03(d) and any unpaid Master Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I and REMIC II, and (ii) to the Trustee, the Master Servicer, the Special Servicer and the officers, directors, employees and agents of each of them of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

                  The Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder may at its option elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate Stated Principal Balance of the Mortgage Pool less the Heilig/Petsmart Subordinate Balance at the time of such election is less than 1% of the aggregate Cut-off Date Balances of the Mortgage Loans less the Heilig/Petsmart Subordinate Balance as of the Closing Date, and (ii) the Master Servicer shall not have the right to effect such a purchase if, within 30 days following the Master Servicer's delivery of a notice of election pursuant to this paragraph, the Depositor, the Special Servicer, or the Majority Subordinate Certificateholder shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II and shall thereafter effect such purchase in accordance with the terms hereof. The Master Servicer, the Depositor, or the Majority Subordinate Certificateholder shall not have the right to effect such a purchase if, within 30 days following the Special Servicer's delivery of a notice of election pursuant to this paragraph, the Special Servicer shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the Master Servicer's, the Special Servicer's, the Majority Subordinate Certificateholder's, or the Depositor's purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, or the Depositor, as applicable, shall deliver to the Paying Agent for deposit in the Distribution Account not later than


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the P&I Advance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. In addition, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such P&I Advance Date from the Certificate Account pursuant to the first paragraph of Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon confirmation that such final deposit has been made, the Trustee shall release or cause to be released to the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder, or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder (or their respective designees), as applicable. Any transfer of Mortgage Loans to the Depositor pursuant to this paragraph shall be on a servicing-released basis.

                  Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the Depositor's, the Master Servicer's, the Special Servicer's, or the Majority Subordinate Certificateholder's purchase of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

                  Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Paying Agent shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Distribution Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts on deposit in the Distribution Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (vi) of Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums and Yield Maintenance Charges, shall be allocated in the order of priority set forth in Section 4.01(a) and (i), in each case to the extent of remaining available funds.


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                  Any funds not distributed to any Holder or Holders of
Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate, and shall deal with all such unclaimed amounts in accordance with applicable law. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder.

                  All actual distributions on the respective Classes of REMIC IV Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall, if applicable, be deemed to first have been distributed from REMIC I to REMIC II on the REMIC I Senior Regular Interest in accordance with Section 4.01(j) and from REMIC II to REMIC III on the various REMIC II Regular Interests in accordance with Section 4.01(i) and then from REMIC III to REMIC IV on the various REMIC III Regular Interests in accordance with Section 4.01(h).

                  SECTION 9.02. Additional Termination Requirements.

                  (a) If the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificate holders purchases all of the Mortgage Loans and each REO Property remaining in REMIC I and REMIC II as provided in Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II, REMIC III and REMIC IV) shall be terminated in accordance with the following additional requirements, unless the Person effecting the purchase obtains at its own expense and delivers to the Trustee and, in the case of the Depositor, to the Trustee and the Master Servicer, an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II, REMIC III and REMIC IV as defined in Section 860F of the Code or cause REMIC I, REMIC II, REMIC III and REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                        (i) the Trustee shall specify the first day in the
                  90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II, REMIC III and REMIC IV pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under
                  Section 860F of the


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


                  Code and any regulations thereunder as set forth in an Opinion of Counsel obtained at the expense of the Trust Fund;

                        (ii) during such 90-day liquidation period and at or
                  prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I and REMIC II to the Master Servicer, the Depositor, the Special Servicer or the Majority Subordinate Certificate holders, as applicable, for cash; and

                        (iii) at the time of the making of the final payment on
                  the Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with Section 9.01 all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II, REMIC III and REMIC IV shall terminate at that time.

                  (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for each of REMIC I, REMIC II, REMIC III and REMIC IV, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X

                            ADDITIONAL TAX PROVISIONS

                  SECTION 10.01. REMIC Administration.

                  (a) The REMIC Administrator shall elect to treat each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC I Regular Interests, the REMIC II Regular Interests, the REMIC III Regular Interests and the Regular Certificates (or, in the case of the Class IO Certificates, each of its Components) are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC I, REMIC II, REMIC III and REMIC IV, respectively. The Class R-I Certificates, the Class R-II Certificates, the Class R-III and the Class R-IV Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I, REMIC II, REMIC III and REMIC IV, respectively. None of the Master Servicer, the Special Servicer or the Trustee shall (to the extent within its control) permit the creation of any other "interests" in REMIC I, REMIC II, REMIC III or REMIC IV (within the meaning of Treasury regulation Section 1.860D-1(b)(1)).


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


                  (c) The Closing Date is hereby designated as the "startup day" of REMIC I, REMIC II, REMIC III and REMIC IV within the meaning of Section 860G(a)(9) of the Code.

                  (d) The related Plurality Residual Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each of REMIC I, REMIC II, REMIC III and REMIC IV, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided that the REMIC Administrator is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each of REMIC I, REMIC II, REMIC III and REMIC IV) as agent and attorney-in-fact for the Tax Matters Person for each of REMIC I, REMIC II, REMIC III and REMIC IV in the performance of its duties as such.

                  (e) [RESERVED].

                  (f) Except as otherwise provided in Section 3.17(a) and subsections (i) and (j) below, the REMIC Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities which extraordinary expenses shall be payable or reimbursable to the Trustee from the Trust Fund unless otherwise provided in Section 10.01(i) or 10.01(j)).

                  (g) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the REMIC Administrator shall prepare, sign and file all of the other Tax Returns in respect of REMIC I, REMIC II, REMIC III and REMIC IV. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Article. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, as to the valuations and issue prices of the Certificates, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this Article X shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Trustee to perform such obligations.


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                  (h) The REMIC Administrator shall perform on behalf of each of
REMIC I, REMIC II, REMIC III and REMIC IV all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or, with respect to State and Local Taxes, any state or local taxing authority. Included among such duties, the REMIC Administrator shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and (iii) the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II, REMIC III and REMIC IV.

                  (i) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the REMIC Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer, or the Trustee shall knowingly take (or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC, or (ii) except as provided in Section 3.17(a), result in the imposition of a tax upon any of REMIC I, REMIC II, REMIC III or REMIC IV (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code or the result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code) (any such endangerment or imposition or, except as provided in Section 3.17(a), imposition of a tax, an "Adverse REMIC Event"), unless the REMIC Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event. The REMIC Administrator shall not take any action or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the Special Servicer has advised it in writing that either the Master Servicer or the Special Servicer has received or obtained an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I, REMIC II, REMIC III or REMIC IV, or causing any of REMIC I, REMIC II, REMIC III or REMIC IV to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. Neither the Master Servicer nor the Special Servicer shall take any such action or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to take any such action as to which the REMIC Administrator has advised it in writing that an


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


Adverse REMIC Event could occur, and neither the Master Servicer nor the Special Servicer shall have any liability hereunder for any action taken by it in accordance with the written instructions of the REMIC Administrator. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the cost or expense of the Trust Fund, the Trustee or the REMIC Administrator. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of REMIC I, REMIC II, REMIC III and REMIC IV will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  (j) If any tax is imposed on any of REMIC I, REMIC II, REMIC III or REMIC IV, including, without limitation, "prohibited transactions" taxes as defined in Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II, REMIC III or REMIC IV after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of State or Local Tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Article X provided that no liability shall be imposed upon the REMIC Administrator under this Clause if another party has responsibility for payment of such tax under Clauses (iii) or (v) of this Section; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Article X; (v) the applicable Mortgage Loan Seller, if such tax was imposed due to the fact that any of the Mortgage Loans did not, at the time of their transfer to REMIC I or REMIC II, constitute a "qualified mortgage" as defined in Section 860G(a)(3) of the Code; or (vi) the Trust Fund excluding the portion thereof constituting the Grantor Trust, in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a) shall be charged to and paid by the Trust Fund. Any such amounts payable by the Trust Fund shall be paid by the Paying Agent upon the written direction of the REMIC Administrator out of amounts on deposit in the Distribution Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

                  (k) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV on a calendar year and on an accrual basis.

                  (l) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to REMIC I, REMIC II, REMIC III or


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


REMIC IV unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit: (i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the default or foreclosure of a Mortgage Loan, including, but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of REMIC I, REMIC II, REMIC III or REMIC IV, (C) the termination of REMIC I, REMIC II, REMIC III and REMIC IV pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans pursuant to or as contemplated by Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Certificate Account, the Distribution Account or the REO Account for gain; or (iii) the acquisition of any assets for REMIC I, REMIC II, REMIC III or REMIC IV (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan, (2) a Qualified Substitute Mortgage Loan pursuant to Article II hereof and (3) Permitted Investments acquired in connection with the investment of funds in the Certificate Account, the Distribution Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II, REMIC III or REMIC IV under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

                  (n) Except as permitted by Section 3.17(a), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which REMIC I, REMIC II, REMIC III or REMIC IV will receive a fee or other compensation for services nor permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                  SECTION 10.02. Grantor Trust Administration.

                  (a) The REMIC Administrator shall treat the Grantor Trust, for tax return preparation purposes, as a grantor trust under the Code and shall treat the Additional Interest as a separate asset of the Grantor Trust, and not of REMIC I, REMIC II, REMIC III or REMIC IV, as permitted by Treasury Regulations Section 1.860G-2(i)(1) and, if necessary, under applicable state


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


law and will file appropriate federal or state Tax Returns for each taxable year ending on or after the last day of the calendar year in which the Certificates are issued.

                  (b) The REMIC Administrator shall pay out of its own funds any and all routine tax administration expenses of the Trust Fund incurred with respect to the Grantor Trust (but not including any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to the Trust Fund that involve the Internal Revenue Service or state tax authorities which extraordinary expenses shall be payable or reimbursable to the REMIC Administrator from the Trust Fund unless otherwise provided in Section 10.02(e) or 10.02(f)).

                  (c) The REMIC Administrator shall prepare, sign and file when due all of the Tax Returns in respect of the Grantor Trust. The expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to the Grantor Trust as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Section 10.02. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this Section 10.02 shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the REMIC Administrator to perform such obligations.

                  (d) The REMIC Administrator shall perform on behalf of the Grantor Trust all reporting and other tax compliance duties that are required in respect thereof under the Code, the Grantor Trust Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.

                  (e) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer or the Trustee shall knowingly take (or cause the Grantor Trust to take) any action or fail to take (or fail to cause to be taken) any action that, under the Grantor Trust Provisions, if taken or not taken, as the case may be, could endanger the status of the Grantor Trust as a grantor trust under the Grantor Trust Provisions (any such endangerment of grantor trust status, an "Adverse Grantor Trust Event"), unless the REMIC Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from taking any action for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse Grantor Trust Event. None of the other parties hereto shall take


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


any action or fail to take any action (whether or not authorized hereunder) as to which the REMIC Administrator has advised it in writing that the REMIC Administrator has received or obtained an Opinion of Counsel to the effect that an Adverse Grantor Trust Event could result from such action or failure to act. In addition, prior to taking any action with respect to the Grantor Trust, or causing the Trust Fund to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse Grantor Trust Event to occur. Neither the Master Servicer nor the Special Servicer shall have any liability hereunder for any action taken by it in accordance with the written instructions of the REMIC Administrator. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the cost or expense of the Trust Fund, the REMIC Administrator or the Trustee.

                  (f) If any tax is imposed on the Grantor Trust, such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Section 10.02; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Section 10.02; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Section 10.02; (iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under Article IV, Article VIII or this Section 10.02; or (v) the portion of the Trust Fund constituting the Grantor Trust in all other instances.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01. Amendment.

                  (a) This Agreement may be amended from time to time by the mutual agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated, or (v) if such amendment, as evidenced by an Opinion of Counsel (at the expense of the Trust Fund, in the case of any amendment requested by the Master Servicer or Special Servicer that protects or is in furtherance of the interests of the Certificateholders, and otherwise at the expense of the party seeking such amendment) delivered to the Master Servicer, the Special Servicer and the Trustee, is advisable or reasonably necessary to comply with any requirements


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


imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any of the REMICs created hereunder at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any such REMIC; provided that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel (at the expense of the Trust Fund, in the case of any amendment requested by the Master Servicer or Special Servicer that protects or is in furtherance of the interests of the Certificateholders, and otherwise at the expense of the party seeking such amendment) obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further that the Master Servicer, the Special Servicer and the Trustee shall have first obtained from each Rating Agency written confirmation that such amendment will not result in the qualification, downgrade or withdrawal of the rating on any Class of Certificates.

                  (b) This Agreement may also be amended from time to time by the agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee, adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, (iv) modify the provisions of Section 3.20 without the consent of the Holders of Certificates entitled to all of the Voting Rights or (v) modify the definition of Servicing Standard or the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any particular action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates, so long as neither the Depositor nor any of its Affiliates is performing servicing duties with respect to any of the Mortgage Loans.

                  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the Trust Fund, in the case of any amendment requested by the Master Servicer or Special Servicer that protects or is in furtherance of the interests of the Certificateholders, and, otherwise, at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on any of REMIC I, REMIC II, REMIC III or REMIC IV pursuant to the REMIC Provisions or on the Grantor Trust or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC or the Grantor Trust to fail to qualify as a "grantor trust" at any time that any Certificates are outstanding and (ii) such amendment complies with the provisions of this Section 10.01.

                  (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                  (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

                  (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a), (b) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Certificate Account or the Distribution Account pursuant to Section 3.05.

                  SECTION 11.02. Recordation of Agreement; Counterparts.

                  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Trust Fund, but only upon direction accompanied by an Opinion of Counsel (the cost of which may be paid out of the Certificate Account pursuant to Section 3.05(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

                  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 11.03. Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also (except in the case of a default by the Trustee) the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 11.04. Governing Law.

                  This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.05. Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Depositor, First Union Commercial Mortgage Securities, Inc., One First Union Center, Charlotte, North Carolina 28228, Attention: Barry Reiner, facsimile number: 704-383-1356; (ii) in the case of the Master Servicer, First Union National Bank, NC 1075, 8739 Research Drive - URP4, Charlotte, North Carolina 28262-1075,
Attention: First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000- C1, facsimile number:
704-593-7735; (iii) in the case of the Special Servicer, ORIX Real Estate Capital Markets, LLC, 1717 Main Street, 14th Floor, Dallas, Texas 75201,
Attention: Edgar L. Smith II, telecopy number: (214) 237-2034, with a copy to ORIX Real Estate Capital Markets, LLC, 1717 Main Street, 12th Floor, Dallas, Texas 75201, Attention: Paul Smyth, facsimile number: (214) 237-2040; (iv) in the case of the Trustee, Norwest Bank Minnesota, National Association, Corporate Trust Department, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562,
Attention: Corporate Trust Services (CMBS)--First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, facsimile number 410-884-2360; (v) in the case of the Underwriters to each of First Union Securities Inc., First Union Capital Markets Group, One First Union Center, DC6, Charlotte, North Carolina 28288-1075, Attention: Craig M. Lieberman, First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1, facsimile number:
704-374-6435 and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, 100 Church Street, 18th Floor, New York, New York 10080-6518, Attention: Andrea Balkan, facsimile number (212) 602-7552; (vi) in the case of the Rating Agencies, (A) Standard & Poor's Ratings Services, 55 Water St., New York, New York; and (B) Fitch IBCA, Inc., One State Street Plaza, New York, New York 10041, Attention:
Commercial Mortgage - Backed Securities, facsimile number (212) 635-0295; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

                  SECTION 11.06. Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

                  SECTION 11.07. Grant of a Security Interest.

                  The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund.

                  SECTION 11.08. Streit Act.

                  Any provisions required to be contained in this Agreement by
Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated herein, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent that such
Section 126 shall not have any effect, and if said Section 126 should at any time be repealed or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, said Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provisions of Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Agreement, should at any time be repealed, or cease to apply to this Agreement or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.

                  SECTION 11.09. Successors and Assigns; Beneficiaries.

                  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. This Agreement may not be amended in any manner that would adversely affect the rights of any third party beneficiary hereof without its consent. No other person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

                  SECTION 11.10. Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  SECTION 11.11. Notices to Rating Agencies.

                  (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                        (i) any material change or amendment to this Agreement;

                        (ii) the occurrence of any Event of Default that has not been cured;

                        (iii) the resignation or termination of the Trustee, the
                  Master Servicer or the Special Servicer;

                        (iv) the repurchase of Mortgage Loans by either of the Mortgage Loan Sellers pursuant to either of the Mortgage Loan Purchase Agreements;

                        (v) any change in the location of the Distribution Account;

                        (vi)  the final payment to any Class of
                  Certificateholders; and

                        (vii) any sale or disposition of any Mortgage Loan or
                  REO Property.

                  (b) The Master Servicer shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

                        (i)   the resignation or removal of the Trustee; and

                        (ii) any change in the location of the Certificate Account.

                  (c) The Special Servicer shall furnish each Rating Agency with respect to a non-performing or defaulted Mortgage Loan such information as the Rating Agency shall reasonably request and which the Special Servicer can reasonably provide in accordance with applicable law.

                  (d) To the extent applicable, each of the Master Servicer and the Special Servicer shall promptly furnish to each Rating Agency copies of the following items:

                        (i) each of its annual statements as to compliance described in Section 3.13;

                        (ii) each of its annual independent public accountants' servicing reports described in Section 3.14;

                        (iii) any Officers' Certificate delivered to the Trustee
                  pursuant to Section 4.03(c) or 3.08; and

                        (iv) each of the reports described in Section 3.12(a) and the statements and reports described in Sections 3.12(b), 3.12(c) and 3.12(d).

                  (e) The Trustee shall (i) make available to each Rating Agency, upon reasonable notice, the items described in Section 3.15(a) and (ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to
Section 7.03(a) or Section 7.03(b).

                  (f) The Trustee shall promptly deliver to each Rating Agency a copy of each statement or report described in Section 4.02.

                  (g) Each of the Trustee, the Master Servicer and the Special Servicer shall provide to each Rating Agency such other information with respect to the Mortgage Loans and the Certificates, to the extent such party possesses such information, as such Rating Agency shall reasonably request.

                  (h) Notwithstanding any provision herein to the contrary each of the Master Servicer, the Special Servicer or the Trustee shall deliver to any Underwriter any report prepared by such party hereunder upon request.

                  SECTION 11.12. Complete Agreement.

                  This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

                  IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                          FIRST UNION COMMERCIAL
                                          MORTGAGE SECURITIES, INC.
                                          Depositor

                                          By:
                                             ---------------------------------
                                          Name:  Craig Lieberman
                                          Title: Vice President

                                          FIRST UNION NATIONAL BANK
                                          Master Servicer

                                          By:
                                             ---------------------------------
                                          Name:  Timothy S. Ryan
                                          Title: Vice President

                                          ORIX REAL ESTATE CAPITAL
                                          MARKETS, LLC
                                          Special Servicer

                                          By:
                                             ---------------------------------
                                          Name:  Edgar L. Smith
                                          Title: Chief Operating Officer

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
                                          Trustee

                                          By:
                                             ---------------------------------
                                          Name:  Leslie A. Gaskill
                                          Title: Vice President

                                   EXHIBIT A-1

             CLASS A-1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                    FIRST UNION NATIONAL BANK
                                    COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 7.739% per annum               Class Principal Balance of the Class A-1
                                                  Certificates as of the Closing Date:
                                                  $95,500,000

Date of Pooling and Servicing Agreement:          Initial Certificate Principal Balance of this
as of May 1, 2000                                 Class A-1 Certificate as of the Closing Date:

                                                  $95,500,000

Closing Date: May 11, 2000                        Aggregate Stated Principal Balance of the
                                                  Mortgage Loans as of the Cut-Off Date:
                                                  $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank        Trustee: Norwest Bank Minnesota, National
                                                  Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                 CUSIP No. 33736 XAA 7

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AND THE CLASS A-2 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED

THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal amount of this Class A-1 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-1 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-1 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or

Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-1 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-1 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Certificate Registrar

                                  By:_________________________________________
                                            Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Authenticating Agent

                                   By:______________________________________
                                            Authorized Representative

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto_______________________________________________________________
_______________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:

Dated: _________________________
                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

     Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

     This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-2-1

             CLASS A-2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                        FIRST UNION NATIONAL BANK
                                        COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 7.841% per annum                       Class Principal Balance of the Class A-2
                                                          Certificates as of the Closing Date:
                                                          $480,921,000

Date of Pooling and Servicing Agreement: as of            Initial Certificate Principal Balance of this
May 1, 2000                                               Class A-2 Certificate as of the Closing

                                                          Date: $400,000,000

Closing Date: May 11, 2000                                Aggregate Stated Principal Balance of the
                                                          Mortgage Loans as of the Cut-Off Date:
                                                          $778,453,566(1_

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                Trustee: Norwest Bank Minnesota, National
                                                          Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                         CUSIP No. 33736 XAB 5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AND THE CLASS A-1 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED

THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or

Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Certificate Registrar

                                   By:_________________________________________
                                            Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Authenticating Agent

                                  By:_________________________________________
                                           Authorized Representative

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated: ____________________

                                         _____________________________________
                                         Signature by or on behalf of Assignor

                                         _____________________________________
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

     Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _______________________.

     This information is provided by _______________________________, the
Assignee named above, or _______________________________________, as its agent.

                                  EXHIBIT A-2-2

             CLASS A-2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                       FIRST UNION NATIONAL BANK
                                       COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 7.841% per annum                     Class Principal Balance of the Class A-2
                                                        Certificates as of the Closing Date:
                                                        $480,921,000

Date of Pooling and Servicing Agreement: as of          Initial Certificate Principal Balance of this
May 1, 2000                                             Class A-2 Certificate as of the Closing

                                                        Date: $80,921,000

Closing Date: May 11, 2000                              Aggregate Stated Principal Balance of the
                                                        Mortgage Loans as of the Cut-Off Date:
                                                        $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank              Trustee: Norwest Bank Minnesota, National
                                                        Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 2                                       CUSIP No. 33736 XAB 5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AND THE CLASS A-1 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED

THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or

Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:__________________________________
                                              Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Authenticating Agent

                                  By:________________________________________
                                          Authorized Representative

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
_______________________________________________________________________________
_______________________________________________________________________________

Dated: ____________________

                                        _____________________________________
                                        Signature by or on behalf of Assignor

                                        _____________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

     Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _______________________.

     This information is provided by _______________________________, the
Assignee named above, or _______________________________________, as its agent.

                                  EXHIBIT A-3-1

             CLASS IO COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                     FIRST UNION NATIONAL BANK
                                     COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Variable                             Aggregate Certificate Notional Amount of
                                                        all Class IO Certificates as of the Closing
                                                        Date: $776,325,806

Date of Pooling and Servicing Agreement:                Certificate Notional Amount of this Class
as of May 1, 2000                                       IO Certificate as of the Closing Date:

                                                        $400,000,000

Closing Date: May 11, 2000                              Aggregate Stated Principal Balance of the
                                                        Mortgage Loans as of the Cut-Off Date:
                                                        $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank              Trustee: Norwest Bank Minnesota, National
                                                        Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                       CUSIP No. 33736 XAH 2

THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $29.01 OF OID PER $1,000 OF INITIAL CERTIFICATE NOTIONAL BALANCE, THE YIELD TO MATURITY IS 10.3134% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.3943 PER $1,000 OF INITIAL CERTIFICATE NOTIONAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT

IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to each Component of the Class IO Certificates for each Distribution Date will equal the excess, if any, of the REMIC II Remittance Rate for such Distribution Date over the Pass-Through Rate then applicable to the corresponding Class of Sequential Pay Certificates. All distributions made under the Agreement on the Class IO Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Certificate Registrar

                                  By:________________________________________
                                            Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

                                      NORWEST BANK MINNESOTA, NATIONAL
                                      ASSOCIATION, as Authenticating Agent

                                      By:__________________________________
                                             Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated: _________________________

                                     ___________________________________________
                                     Signature by or on behalf of Assignor

                                     ___________________________________________
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-3-2

             CLASS IO COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                   FIRST UNION NATIONAL BANK
                                   COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Variable                                      Aggregate Certificate Notional Amount of
                                                                 all Class IO Certificates as of the Closing
                                                                 Date: $776,325,806

Date of Pooling and Servicing Agreement:                         Certificate Notional Amount of this Class
as of May 1, 2000                                                IO Certificate as of the Closing Date:

                                                                 $376,325,806

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 2                                                CUSIP No. 33736 XAH 2


THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE CERTIFICATE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON ITS COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCE ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $29.01 OF OID PER $1,000 OF INITIAL CERTIFICATE NOTIONAL BALANCE, THE YIELD TO MATURITY IS 10.3134% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.3943 PER $1,000 OF INITIAL CERTIFICATE NOTIONAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT

IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to each Component of the Class IO Certificates for each Distribution Date will equal the excess, if any, of the REMIC II Remittance Rate for such Distribution Date over the Pass-Through Rate then applicable to the corresponding Class of Sequential Pay Certificates. All distributions made under the Agreement on the Class IO Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Certificate Registrar

                                   By:___________________________________
                                         Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

                                     NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Authenticating Agent

                                     By:____________________________________
                                             Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated: _________________________

                                         _______________________________________
                                         Signature by or on behalf of Assignor

                                         _______________________________________
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                   EXHIBIT A-4

              CLASS B COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                   FIRST UNION NATIONAL BANK
                                   COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Lesser of 7.973% per annum                    Class Principal Balance of the Class B
or the applicable Weighted Average REMIC III                     Certificates as of the Closing Date:
Remittance Rate                                                  $38,817,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class B Certificate as of the Closing Date:

                                                                 $38,817,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAC 3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE CLASS IO CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES AND THE CLASS A-2 CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL

BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the principal amount of this Class B Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class B Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class B Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class B Certificates as of each Distribution Date will equal the lesser of 7.973% per annum and the applicable Weighted Average REMIC I Remittance Rate for such Distribution Date. All distributions made under the Agreement on the Class B Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class B Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class B Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class B Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:__________________________________
                                                   Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, as Authenticating Agent

                                            By:_________________________________
                                                  Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:_________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-5

              CLASS C COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Lesser of 8.087% per annum                    Class Principal Balance of the Class C
or the applicable Weighted Average REMIC III                     Certificates as of the Closing Date:
Remittance Rate                                                  $34,934,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class C Certificate as of the Closing Date:

                                                                 $34,934,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAD 1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES AND THE CLASS B CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE CLASS B CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE

OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the principal amount of this Class C Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class C Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class C Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class C Certificates as of each Distribution Date will equal the lesser of 8.087% per annum and the applicable Weighted Average REMIC I Remittance Rate for such Distribution Date. All distributions made under the Agreement on the Class C Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class C Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class C Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class C Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                           NORWEST BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Certificate Registrar

                                           By:__________________________________
                                                  Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class C Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION, as Authenticating Agent

                                            By:_________________________________
                                                  Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:______________________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-6

              CLASS D COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate:  Lesser of 8.185% per annum                   Class Principal Balance of the Class D
or the applicable Weighted Average REMIC III                     Certificates as of the Closing Date:
Remittance Rate                                                  $11,645,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class D Certificate as of the Closing Date:

                                                                 $11,645,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAE 9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES AND THE CLASS C CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES AND THE CLASS C CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN.  IN ADDITION, IF THE

AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class D Certificate (obtained by dividing the principal amount of this Class D Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class D Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class D Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class D Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class D Certificates as of each Distribution Date will equal the lesser of 8.185% per annum and the applicable Weighted Average REMIC I Remittance Rate for such Distribution Date. All distributions made under the Agreement on the Class D Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class D Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class D Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class D Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class D Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class D Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:__________________________________
                                              Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:________________________________

                                          ______________________________________
                                          Signature by or on behalf of Assignor

                                          ______________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-7

              CLASS E COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Weighted Average REMIC III                    Class Principal Balance of the Class E
Remittance Rate                                                  Certificates as of the Closing Date:

                                                                 $25,231,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class E Certificate as of the Closing Date:

                                                                 $25,231,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAF 6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES AND THE CLASS D CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class E Certificate (obtained by dividing the principal amount of this Class E Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class E Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class E Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class E Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class E Certificates on each Distribution Date will equal the Weighted Average REMIC I Remittance Rate. All distributions made under the Agreement on the Class E Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such

Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class E Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class E Certificates are exchangeable for new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class E Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class E Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class E Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                         NORWEST BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Certificate Registrar

                                         By:____________________________________
                                                  Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class E Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:____________________________________
                                                 Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:_________________________

                                         _______________________________________
                                         Signature by or on behalf of Assignor

                                         _______________________________________
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT A-8

              CLASS F COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Weighted Average REMIC III                    Class Principal Balance of the Class F
Remittance Rate                                                  Certificates as of the Closing Date:

                                                                 $11,645,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class F Certificate as of the Closing Date:

                                                                 $11,645,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No.  33736 XAG 4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES AND THE CLASS E CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE
OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF

THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $39.69 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 8.8939% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.044 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES AND THE CLASS E CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class F Certificate (obtained by dividing the principal amount of this Class F Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class F Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class F Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class F Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class F Certificates on each Distribution Date will equal the Weighted Average REMIC I Remittance Rate. All distributions made under the Agreement on the Class F Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class F Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class F Certificates are exchangeable for new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No service charge will be imposed for any registration of transfer or exchange of Class F Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class F Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the

Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class F Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                               Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class F Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:____________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                   EXHIBIT A-9

              CLASS G COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class G
                                                                 Certificates as of the Closing Date:
                                                                 $29,112,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class G Certificate as of the Closing Date:

                                                                 $29,112,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off  Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No.  33736 XAJ 8

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES AND THE CLASS F CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $315.492 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 10.894% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $1.144 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES AND THE CLASS F CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS H, CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class G Certificate (obtained by dividing the principal amount of this Class G Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class G Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class G Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class G Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class G Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class G Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class G Certificates are exchangeable for new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class G Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class G Certificate without registration or qualification. Any Class G Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class G Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class G Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class G Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class G Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class G Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                 Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:_________________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-10

              CLASS H COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class H
                                                                 Certificates as of the Closing Date:
                                                                 $7,763,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class H Certificate as of the Closing Date:

                                                                 $7,763,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAK 5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES AND THE CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $354.075 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 11.152% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.905 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES AND THE CLASS G CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS J, CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class H Certificate (obtained by dividing the principal amount of this Class H Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class H Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class H Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class H Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class H Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class H Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class H Certificates are exchangeable for new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class H Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class H Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class H Certificate without registration or qualification. Any Class H Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class H Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class H Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class H Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class H Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION, as Certificate Registrar

                                   By:__________________________________________
                                             Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class H Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                  Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:______________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                  EXHIBIT A-11

              CLASS J COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class J
                                                                 Certificates as of the Closing Date:
                                                                 $3,882,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class J Certificate as of the Closing Date:

                                                                 $3,882,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAL 3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES AND THE CLASS H CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $390.39 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 11.867% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.9342 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES AND THE CLASS H CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS K, CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class J Certificate (obtained by dividing the principal amount of this Class J Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class J Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class J Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class J Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class J Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the

Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class J Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class J Certificates are exchangeable for new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class J Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class J Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class J Certificate without registration or qualification. Any Class J Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class J Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class J Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class J Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class J Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class J Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                               Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:______________________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-12

              CLASS K COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class K
                                                                 Certificates as of the Closing Date:
                                                                 $7,763,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class K Certificate as of the Closing Date:

                                                                 $7,763,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAM 1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES AND THE CLASS J CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $473.36 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 13.764% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.9483 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES AND THE CLASS J CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS L, CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class K Certificate (obtained by dividing the principal amount of this Class K Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class K Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class K Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class K Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class K Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class K Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class K Certificates are exchangeable for new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class K Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class K Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class K Certificate without registration or qualification. Any Class K Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class K Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class K Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class K Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class K Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class K Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:______________________

                                        ______________________________________
                                        Signature by or on behalf of Assignor

                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                  EXHIBIT A-13

              CLASS L COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class L
                                                                 Certificates as of the Closing Date:
                                                                 $5,823,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class L Certificate as of the Closing Date:

                                                                 $5,823,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAN 9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES AND THE CLASS K CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $482.84 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 13.9993% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.9403 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES AND THE CLASS K CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS M AND CLASS N CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class L Certificate (obtained by dividing the principal amount of this Class L Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class L Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class L Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class L Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class L Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the

Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class L Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class L Certificates are exchangeable for new Class L Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class L Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class L Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class L Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class L Certificate without registration or qualification. Any Class L Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class L Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class L Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class L Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class L Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class L Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:_____________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-14

              CLASS M COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                 FIRST UNION NATIONAL BANK-CHASE MANHATTAN BANK
                            COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class M
                                                                 Certificates as of the Closing Date:
                                                                 $8,733,000

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class M Certificate as of the Closing Date:

                                                                 $8,733,000

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAP 4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES, THE CLASS K AND THE CLASS L CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $543.47 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 15.395% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.741 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES, THE CLASS K CERTIFICATES AND THE CLASS L CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS N CERTIFICATES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class M Certificate (obtained by dividing the principal amount of this Class M Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class M Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class M Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class M Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class M Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class M Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class M Certificates are exchangeable for new Class M Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class M Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class M Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class M Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class M Certificate without registration or qualification. Any Class M Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class M Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class M Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class M Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class M Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class M Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-15

              CLASS N COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: 6.250% per annum                              Class Principal Balance of the Class N
                                                                 Certificates as of the Closing Date:
                                                                 $14,556,806

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class N Certificate as of the Closing Date:

                                                                 $14,556,806

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAQ 2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE, THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS IO CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES, THE CLASS K CERTIFICATES, THE CLASS L CERTIFICATES AND THE CLASS M CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $742.793 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 24.695% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.1041 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCES OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS B CERTIFICATES, THE CLASS C CERTIFICATES, THE CLASS D CERTIFICATES, THE CLASS E CERTIFICATES, THE CLASS F CERTIFICATES, THE CLASS G CERTIFICATES, THE CLASS H CERTIFICATES, THE CLASS J CERTIFICATES, THE CLASS K CERTIFICATES, THE CLASS L CERTIFICATES AND THE CLASS M CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class N Certificate (obtained by dividing the principal amount of this Class N Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class N Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class N Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class N Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class N Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class N Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class N Certificates are exchangeable for new Class N Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class N Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class N Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class N Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class N Certificate without registration or qualification. Any Class N Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class N Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class N Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class N Certificates.

         Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class N Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class N Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                 Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                   _____________________________________________
                                   Signature by or on behalf of Assignor

                                   _____________________________________________
                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                  EXHIBIT A-16

              CLASS Q COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Pass-Through Rate: Weighted Average REMIC I                      Class Principal Balance of the Class Q
Remittance Rate                                                  Certificates as of the Closing Date:

                                                                 $2,127,760

Date of Pooling and Servicing Agreement: as of                   Initial Certificate Principal Balance of this
May 1, 2000                                                      Class Q Certificate as of the Closing Date:

                                                                 $2,127,760

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Heilig/Petsmart Mortgage Loans as of the
                                                                 Cut-Off Date: $9,874,385(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1                                                CUSIP No. 33736 XAR 0

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by this Class Q Certificate.

LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE HELIG/PETSMART SENIOR COMPONENT TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MAY 11, 2000. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (WITHIN THE MEANING OF THE PROSPECTUS SUPPLEMENT) OF 0% EXCEPT THAT IT IS ASSUMED THAT THE ARD LOANS PAY THEIR RESPECTIVE OUTSTANDING PRINCIPAL BALANCES ON THEIR RELATED ANTICIPATED REPAYMENT DATES (AS SUCH TERMS ARE USED IN THE PROSPECTUS SUPPLEMENT) (THE "PREPAYMENT ASSUMPTION"), THIS

CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $847.84 OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS 52.99% PER ANNUM AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $.271 PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE HEILIG/PETSMART SENIOR BALANCE IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

         This certifies that Merrill Lynch, Pierce, Fenner & Smith Incorporated is the registered owner of the Percentage Interest evidenced by this Class Q Certificate (obtained by dividing the principal amount of this Class Q Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class Q Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class Q Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class Q Certificates on the applicable Distribution Date pursuant to the Agreement. The Pass-Through Rate applicable to the Class Q Certificates on each Distribution Date will equal the Weighted Average REMIC I Remittance Rate. All distributions made under the Agreement on the Class Q Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, but taking into account possible future distributions of Additional Interest) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

         The Class Q Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class Q Certificates are exchangeable for new Class Q Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class Q Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class Q Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their respective affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel reasonably satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class Q Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class Q Certificate without registration or qualification. Any Class Q Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class Q Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No service charge will be imposed for any registration of transfer or exchange of Class Q Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class N Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class Q Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class Q Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-17

             CLASS R-I COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                    FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST

Date of Pooling and Servicing Agreement: as of                   Percentage Interest evidenced by this Class
May 1, 2000                                                      R-I Certificate: 100%

Closing Date: May 11 , 2000                                      Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M, CLASS N AND CLASS Q CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

         This certifies that First Union National Bank is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth

Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-I Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class R-I Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class R-I Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-I Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-I Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-I Certificate without registration or qualification. Any Class R-I Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-I Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class R-I Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-I Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of this Class R-I Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the transfer of this Class R-I Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the transfer of this Class R-I Certificate to a Person which is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are enacted that provide otherwise), an estate whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

         No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                  EXHIBIT A-18

            CLASS R-II COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Date of Pooling and Servicing Agreement: as of                   Percentage Interest evidenced by this Class
May 1, 2000                                                      R-II Certificate: 100%

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M, CLASS N AND CLASS Q CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

         This certifies that First Union National Bank is the registered owner of the Percentage Interest evidenced by this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth

Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-II Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-II Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class R-II Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class R-II Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-II Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-II Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-II Certificate without registration or qualification. Any Class R-II Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-II Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class R-II Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-II Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of this Class R-II Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Organization, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-II Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the transfer of this Class R-II Certificate to a Person which is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are enacted that provide otherwise), an estate whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

         No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this

Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                 Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                 Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
_______________________________________________________________________________.
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________ for the account of _______________.

         Distributions made by check (such check to be made payable to _____________________) and all applicable statements and notices should be mailed to _________________________.

         This information is provided by ________________________________, the
Assignee named above, or ____________________________________, as its agent.

40026299.1 00625559

                                  EXHIBIT A-19

            CLASS R-III COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Date of Pooling and Servicing Agreement: as of                   Percentage Interest evidenced by this Class
May 1, 2000                                                      R-III Certificate: 100%

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M, CLASS N AND CLASS Q CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

         This certifies that First Union National Bank is the registered owner of the Percentage Interest evidenced by this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a

"Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-III Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-III Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class R-III Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-III Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the

Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-III Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-III Certificate without registration or qualification. Any Class R-III Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-III Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class R-III Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-III Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of this Class R-III Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the transfer of this Class R-III Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the transfer of this Class R-III Certificate to a Person which is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person.

The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are enacted that provide otherwise), an estate whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

         No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated: _______________________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________ for the account of __________________.

 .
         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________.

         This information is provided by ______________________, the Assignee named above, or ___________________, as its agent.

                                  EXHIBIT A-20

            CLASS R-IV COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATE,
                                 SERIES 2000-C1

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of multifamily and commercial mortgage loans (the "Mortgage Loans"), such pool being formed and sold by

                                      FIRST UNION NATIONAL BANK
                                      COMMERCIAL MORTGAGE TRUST

Date of Pooling and Servicing Agreement: as of                   Percentage Interest evidenced by this Class
May 1, 2000                                                      R-IV Certificate: 100%

Closing Date: May 11, 2000                                       Aggregate Stated Principal Balance of the
                                                                 Mortgage Loans as of the Cut-Off Date:
                                                                 $778,453,566(1)

First Distribution Date: June 16, 2000

Master Servicer: First Union National Bank                       Trustee: Norwest Bank Minnesota, National
                                                                 Association

Special Servicer: ORIX Real Estate Capital
Markets, LLC

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, FIRST UNION NATIONAL BANK, ORIX REAL ESTATE CAPITAL MARKETS, LLC OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, CLASS K, CLASS L, CLASS M, CLASS N AND CLASS Q CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

----------

(1) Includes $2,127,760, which is the balance of the Heilig/Petsmart Subordinate Component, represented solely by the Class Q Certificate and not by this Certificate.

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 THE ("SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY "EMPLOYEE BENEFIT PLAN" SUBJECT TO ERISA OR A "PLAN" DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN").

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

         This certifies that First Union National Bank is the registered owner of the Percentage Interest evidenced by this Class R-IV Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-IV Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among First Union Commercial Mortgage Securities, Inc. (herein called the "Depositor", which term includes any successor entity under the Agreement), First Union National Bank (in such capacity, herein called the "Master Servicer", which term includes any successor entity under the Agreement), ORIX Real Estate Capital Markets, LLC (in such capacity, herein called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (herein called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), provided, however, that the Distribution Date will be no earlier than the fourth

Business Day following the Determination Date (as defined below) in the month in which such Distribution Date occurs. With respect to each Distribution Date, the Determination Date is the 11th day of each month or, if such 11th day is not a Business Day, the Business Day immediately following (each, a "Determination Date"). Distributions will be made commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-IV Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-IV Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution.

         The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

         The Class R-IV Certificates are issuable in fully registered form only without coupons in minimum denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-IV Certificates are exchangeable for new Class R-IV Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-IV Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         No transfer of any Class R-IV Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a transfer of any R-IV Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor, the Underwriters or their affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit G-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit G-2 or Exhibit G-3 to the Agreement; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-IV Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-IV Certificate without registration or qualification. Any Class R-IV Certificateholder desiring to effect such a transfer shall, and by the acceptance of its Class R-IV Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class R-IV Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-IV Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of this Class R-IV Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

         Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit I-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

         Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as
Exhibit I-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

         The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to qualify, downgrade or withdraw its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that such modification of, addition to or elimination of such provisions will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the transfer of this Class R-IV Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the transfer of this Class R-IV Certificate to a Person which is not a Permitted Transferee.

         A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-IV Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-IV Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are enacted that provide otherwise), an estate whose income from sources without the United States is income for United States federal income tax purposes regardless of its connection of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

         No service charge will be imposed for any registration of transfer or exchange of Class R-IV Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-IV Certificates.

         The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier to occur of (i) the final payment (or any advance with respect thereto) or other liquidation of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Depositor, the Master Servicer, the Special Servicer, or the Majority Subordinate Certificateholder at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer, the Majority Subordinate Certificateholder or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this

Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

         This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

         IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: May 11, 2000

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Certificate Registrar

                                        By:_____________________________________
                                                Authorized Representative

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Class R-IV Certificates referred to in the within-mentioned Agreement.

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION, as Authenticating Agent

                                        By:_____________________________________
                                                  Authorized Representative

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Commercial Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

         I (we) further direct the Certificate Registrar to issue a new Commercial Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Commercial Mortgage Pass-Through Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________

Dated: ______________

                                        ________________________________________
                                        Signature by or on behalf of Assignor

                                        ________________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

         The Assignee should include the following for purposes of distribution:

         Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to ___________________ for the account of __________________.

 .
         Distributions made by check (such check to be made payable to ____________________) and all applicable statements and notices should be mailed to _____________________.

         This information is provided by ______________________, the Assignee named above, or ___________________, as its agent.

40026299.1 00625559

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

The Mortgage Loans transferred pursuant to this Agreement are set forth in Annex A-1 to the Prospectus Supplement and are hereby incorporated.

FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST SERIES 2000-C1

MORTGAGE LOAN SCHEDULE      CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND
ALL LOANS                   MORTGAGED PROPERTIES


Control  Name                                                                                                                  Zip
Number   Property                                       Address                                           City       State    Code
------   --------                                       -------                                           ----       -----    ----
 111     102-104 East 116th Street                      102-104 East 116th Street                        New York      NY    10035
  84     103rd Street Family Center                     6733 103rd Street                              Jacksonville    FL    32210
 140     1342 N. Detroit                                1342 N. Detroit Street                          Hollywood      CA    90069
  75     1390-1400/1409-1429/2074-2100 Park Street      Various                                          Hartford      CT    06106
 75.1    1390-1400 Park Street                          1390-1400 Park Street                            Hartford      CT    06106
 75.2    2074-2100 Park Street (aka 340 Prospect Ave.)  2074-2100 Park Street (aka 340 Prospect Ave.)    Hartford      CT    06106
 75.3    1409-1429 Park Street                          1409-1429 Park Street                            Hartford      CT    06106
 120     170 Portola Road                               170 Portola Valley Road                       Portola Valley   CA    94028
 144     204 Lakeview Avenue                            204 Lakeview Avenue                              Clifton       NJ    07011
  66     222 West 37th Street                           222 West 37th Street                             New York      NY    10018
 119     5 Daniel Road                                  5 Daniel Road                                   Fairfield      NJ    07004
 145     554-562 Valley Road                            554-562 Valley Road                            West Orange     NJ    07052
 134     63 Elm Street Apartments                       63 Elm Street                                   Montclair      NJ    07042
 115     866 Westmount Apts.                            866 Westmount  Drive                          West Hollywood   CA    90069
 137     Alma School Shopping Center                    2950 South Alma School                             Mesa        AZ    85210
 122     Amber Square Apartments                        2803 Woodbury Drive                            San Antonio     TX    78217
 136     Amberwood Apartments Phase II                  1308 - 1309 Amberwood Drive                      Norfolk       NE    68701
  69     Ashler Oaks Apartments                         4100 Parkdale Drive                            San Antonio     TX    78229
  91     Ashton Hall ALF                                1155 Hwy 29S                                  Lawrenceville    GA    30245
  19     Atrium Mall @ James R. Thompson Center         100 W. Randolph Street                           Chicago       IL    60601
 107     Bear Valley Shopping Center                    25030-25100 Allesandro Blvd                   Moreno Valley    CA    92553
  20     Beltway Plaza Retail Center                    9310-9340 South Eastern Avenue                  Henderson      NV    89014
  39     Big V Shopping Center                          1129-1131 Campbell Avenue                       West Haven     CT    06516
  4      BR- Peartree Square                            691 Co-op City Blvd                               Bronx        NY    10475
  29     Bristol Place Shopping Center                  3310-3398 South Bristol Street                  Santa Ana      CA    92701
 127     BT Self Storage                                126 Hamburg Turnpike                           Bloomingdale    NJ    07403
  88     Campus Walk Apartments                         950 Hudson Road                                  Marietta      GA    30060
 118     Carlton Court Apartments                       5024 E. Thomas Rd                                Phoenix       AZ    85018
  36     Carrboro Plaza Shopping Center                 104 West NC Highway 54                           Carrboro      NC    27510
  81     Cedar Street Design Center                     601, 619 & 623 Cedar Street                     Charlotte      NC    28202
  95     Cesery Apartments- Pool A                      Various                                        Jacksonville    FL    32211
 95.1    Monterey Manor Garden                          1038 Caliente Drive                            Jacksonville    FL    32211
 95.2    Matanzas Apartments                            5642 Matanzas Way                              Jacksonville    FL    32211
 95.3    Georgetown Apts.                               5611 Holly Bell Drive                          Jacksonville    FL    32211
  25     Cesery Apartments- Pool B                      Various                                        Jacksonville    FL   Various
 25.1    Greenbrier Apartments                          3031 Tall Pine Lane W.                         Jacksonville    FL    32211
 25.2    Forest Park                                    3206 Justina Road                              Jacksonville    FL    32211
 25.3    Colony Apartments                              5814 Merrill Road                              Jacksonville    FL    32277
 25.4    Sweetbriar I and II                            5736 Merrill Road                              Jacksonville    FL    32277
 25.5    Villa Capri I and II                           3102 Tall Pine Lane                            Jacksonville    FL    32211
  67     Chapin Center                                  1419 Chapin Road                                  Chapin       SC    29036
  86     Chaska Business Center                         343 82nd Street                                   Chaska       MN    55318
  23     Chateau Vestavia                               2435 Columbiana Road                            Birmingham     AL    35216
  7      Club Lake Pointe Apartments                    555 Lakeview Drive                            Coral Springs    FL    33071
  53     College Park Shopping Center                   5110-5158 South Rural Road                        Tempe        AZ    85282
  94     Colonial Shopping Center                       430 North Country Road                          St. James      NY    11780
  63     Comfort Inn-Bossier City, LA                   1100 Delhi Avenue                              Bossier City    LA    71111
  8      Covina Town Center AMC Theaters                1414 N. Azusa Avenue                              Covina       CA    91722
  44     Crescent Cove Apartments                       2500 Crescent Cove Drive                          Evans        CO    80620
 121     Crystal Trace Apartments                       1901 South 26th Street                          Ft. Pierce     FL    34947
  73     Eagle Rock II                                  3760 University Blvd. South                    Jacksonville    FL    32216
  34     Eatontown Plaza                                50 Route 36                                     Eatontown      NJ    07724
  77     Edgewood Apartments                            1601 Highway 90 West                              Sealy        TX    77474
 123     Elm Lake Apartments                            6318 14th Street East                           Bradenton      FL    34203
 124     Elm Tree Apartments                            3401 South 200 East                           Salt Lake City   UT    84115
  31     Engineering Technology Building                769, 777, and 789 Chicago Road                     Troy        MI    48083
 106     Enterprise Center                              11833 Canon Boulevard                          Newport News    VA    23606




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
  111     1,572,089        12,341         12,341   8.7200%       120         119      04/01/2010       359         360       359
  84      2,441,510        20,042         20,042   9.0800%       120         118      03/01/2010       358         360       358
  140       779,532         6,025          6,025   8.5500%       120         119      04/01/2010       359         360       359
  75      2,797,397        23,020         23,020   8.7500%       120         119      04/01/2010       299         300       299
 75.1
 75.2
 75.3
  120     1,298,840        10,910         10,910   9.0000%       120         119      04/01/2010       299         300       299
  144       298,823         2,326          2,326   8.6250%       120         119      04/01/2010       359         360       359
  66      3,397,128        27,357         27,357   9.0000%       120         118      03/01/2010       358         360       358
  119     1,361,163        10,731         10,731   8.7500%       120         116      01/01/2010       356         360       356
  145       211,884         1,706          1,706   9.0000%       120         119      04/01/2010       359         360       359
  134       883,269         7,121          7,121   9.0000%       120         116      01/01/2010       356         360       356
  115     1,471,016        11,175         11,175   8.3400%       120         115      12/01/2009       355         360       355
  137       793,710         6,448          6,448   9.0900%       120         117      02/01/2010       357         360       357
  122     1,246,156         9,493          9,493   8.3750%       120         116      01/01/2010       356         360       356
  136       837,617         6,252          6,252   8.1500%       120         115      12/01/2009       355         360       355
  69      3,234,819        24,905         24,905   8.4900%       120         116      01/01/2010       356         360       356
  91      2,298,776        18,714         18,714   9.1250%       120         119      04/01/2010       359         360       359
  19     11,500,000        88,670         81,746   8.5300%       120         117      02/01/2010       360         360       360
  107     1,618,298        12,996         12,996   8.9600%       120         117      02/01/2010       357         360       357
  20     11,472,586        85,830         85,830   8.1800%       120         116      01/01/2010       356         360       356
  39      6,856,033        50,575         50,575   8.0300%       120         116      01/01/2010       356         360       356
   4     22,221,654       178,175        178,175   8.8125%       120         117      02/01/2010       357         360       357
  29      9,142,500        70,817         65,369   8.5800%       120         117      02/01/2010       360         360       360
  127     1,052,435         9,309          9,309   9.6250%       120         117      02/01/2010       297         300       297
  88      2,355,808        18,188         18,188   8.5200%       120         116      01/01/2010       356         360       356
  118     1,362,684        10,861         10,861   8.8750%       120         117      02/01/2010       357         360       357
  36      7,495,372        57,191         57,191   8.4100%       120         119      04/01/2010       359         360       359
  81      2,504,881        20,525         20,525   8.6900%       120         118      03/01/2010       298         300       298
  95      2,245,365        17,658         17,658   8.6000%       120         117      02/01/2010       357         360       357
 95.1
 95.2
 95.3
  25      9,979,399        78,478         78,478   8.6000%       120         117      02/01/2010       357         360       357
 25.1
 25.2
 25.3
 25.4
 25.5
  67      3,366,177        28,396         28,396   8.7500%       120         119      04/01/2010       275         276       275
  86      2,425,542        21,585         21,585   8.1000%        59          54      11/01/2004       211         216       211
  23     10,527,405        82,094         82,094   8.6300%       120         116      01/01/2010       356         360       356
   7     19,711,917       146,261        146,261   8.0920%       120         116      01/01/2010       356         360       356
  53      4,335,398        33,409         33,409   8.5000%       180         176      01/01/2015       356         360       356
  94      2,254,709        17,982         17,982   8.8750%       120         115      12/01/2009       355         360       355
  63      3,631,431        30,257         30,257   8.8500%       120         114      11/01/2009       294         300       294
   8     17,379,334       132,975        132,975   8.4400%       120         119      04/01/2010       359         360       359
  44      5,344,795        39,892         39,892   8.1500%       120         115      12/01/2009       355         360       355
  121     1,297,263        10,181         10,181   8.7000%       120         116      01/01/2010       356         360       356
  73      2,938,780        22,971         22,971   8.6600%       120         117      02/01/2010       357         360       357
  34      7,995,193        61,740         61,740   8.5400%       120         119      04/01/2010       359         360       359
  77      2,593,550        20,191         20,191   8.6250%       120         118      03/01/2010       358         360       358
  123     1,169,125         8,674          8,674   7.8750%       336         330      11/01/2027                   336       330
  124     1,147,021         8,843          8,843   8.5000%       120         115      12/01/2009       355         360       355
  31      8,875,539        66,817         66,817   8.1250%       120         116      01/01/2010       356         360       356
  106     1,664,958        13,138         13,138   8.7500%       120         114      11/01/2009       354         360       354




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
  111             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  84              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  140             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  75              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 75.1                                                                                                ML
 75.2                                                                                                ML
 75.3                                                                                                ML
  120             Y          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  144             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  66              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  119             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  145             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  134             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  115             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  137             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  122             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  136             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  69              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  91              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  19              Y          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  107             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  20              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  39              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   4              N          0.0250%    0.05385%      Y      10.81250%   02/01/2010       Y          ML
  29              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  127             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  88              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  118             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  36              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  81              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  95              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 95.1                                                                                                ML
 95.2                                                                                                ML
 95.3                                                                                                ML
  25              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 25.1                                                                                                ML
 25.2                                                                                                ML
 25.3                                                                                                ML
 25.4                                                                                                ML
 25.5                                                                                                ML
  67              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  86              N          0.0250%    0.05385%      Y      10.10000%   11/01/2004       Y         FUNB
  23              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   7              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  53              N          0.0250%    0.08885%      N         NA           NA           Y         FUNB
  94              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  63              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   8              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  44              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  121             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  73              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  34              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  77              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  123             N          0.0250%    0.05385%      N         NA           NA           N         FUNB
  124             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  31              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  106             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB




           Is the
          Mortgage
            Loan
           insured       Cross
            by a       Collater-                      Is the      Is the
            Lease        alized                      Mortgage    Mortgage     Is the
          Enhance-        and           Is the         Loan a      Loan      Mortgage
            ment          Cross        Mortgage        Semi-      secured     Loan an
           Policy      Defaulted        Loan a        Annual       by a      Interest
Control    or RVI         Loan        Defeasance     Mortgage    letter of    Reserve
Number     Policy?        Flag          Loan?         Loan?       credit?      Loan?     Lockbox
------     -------        ----          -----         -----       -------      -----     -------
  111         N                           Y             N            N           Y
  84          N                           Y             N            N           Y
  140         N                           Y             N            N           Y
  75          N                           Y             N            N           Y
 75.1
 75.2
 75.3
  120         N                           Y             N            N           Y
  144         N        Trematore          Y             N            N           Y
  66          N                           Y             N            N           Y
  119         N                           Y             N            N           Y
  145         N        Trematore          Y             N            N           Y
  134         N                           Y             N            N           Y
  115         N                           Y             N            N           Y
  137         N                           Y             N            N           Y
  122         N           Lynd            Y             N            N           Y
  136         N           Timm            Y             N            N           Y
  69          N                           Y             N            N           Y
  91          N                           Y             N            N           Y
  19          N                           Y             N            N           Y
  107         N                           Y             N            N           Y
  20          N                           Y             N            N           Y
  39          N                           Y             N            N           Y
   4          N                           Y             N            N           Y         Hard
  29          N                           Y             N            N           Y
  127         N                           Y             N            N           Y
  88          N                           Y             N            N           Y
  118         N                           Y             N            N           Y
  36          N                           Y             N            N           Y
  81          N                           Y             N            N           Y
  95          N                           Y             N            N           Y
 95.1
 95.2
 95.3
  25          N                           Y             N            N           Y
 25.1
 25.2
 25.3
 25.4
 25.5
  67          N                           Y             N            N           Y
  86          N                           Y             N            N           Y
  23          N                           Y             N            N           Y
   7          N                           Y             N            Y           Y      Springing
  53          N                           Y             N            N           Y
  94          N                           Y             N            N           Y
  63          N                           Y             N            N           Y
   8          N                           Y             N            N           Y         Hard
  44          N           Timm            Y             N            N           Y
  121         N                           Y             N            N           Y
  73          N                           Y             N            N           Y
  34          N                           Y             N            N           Y
  77          N                           Y             N            N           Y
  123         N                           N             N            N           N
  124         N                           Y             N            N           Y
  31          N                           Y             N            N           Y
  106         N                           Y             N            N           Y




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
  111                         562.50                              10,156.56   3,509.40    6,750.00        0.00        5,625.00
  84                          784.00                              3,790.09     396.61     9,408.00      30,000.00       0.00
  140                         187.50                              13,005.00   2,400.00    2,250.00        0.00          0.00
  75                         6998.00                              12,941.65   1,745.17    83,976.00       0.00        85,350.00
 75.1
 75.2
 75.3
  120                         92.36                               15,019.56   5,715.96    1,108.32        0.00          0.00
  144                         97.40                               10,686.84   2,733.00    1,168.80        0.00        1,250.00
  66                          822.00                              13,492.00    859.00     9,864.00     140,000.00       0.00
  119                         490.83                              31,950.00   4,486.08    5,889.96        0.00          0.00
  145                         96.15                               10,506.96   3,651.96    1,153.80        0.00        12,500.00
  134                         939.25                              33,750.00   8,584.68    11,271.00       0.00        10,218.75
  115                         655.00                              27,066.96   4,112.16    7,860.00        0.00        3,000.00
  137                         360.64                              14,368.44   2,061.00    4,327.68        0.00          0.00
  122                        1333.33                              23,062.08   6,825.00    15,999.96       0.00        3,250.00
  136                         500.00                              16,284.00   1,237.80    6,000.00        0.00          0.00
  69                         3125.00                              41,595.24   15,765.12   37,500.00       0.00        18,875.00
  91                         1750.00                              22,588.32   10,431.96   21,000.00       0.00         625.00
  19                          590.44                                0.00        0.00      7,085.28        0.00          0.00
  107                         405.60                              18,701.28   2,157.00    4,867.20        0.00          0.00
  20                          674.78                              37,905.00   9,645.96    8,097.36      50,000.00       0.00
  39                          435.85                              91,907.28   15,093.96   5,222.28        0.00        4,281.25
   4                         1747.00                              7,103.00    2,767.59    20,964.00    888,172.00       0.00
  29                         1574.13                             114,301.56   12,509.04   18,889.56       0.00        48,250.00
  127                         330.00                              25,256.52   3,291.96    3,960.00        0.00          0.00
  88                         3000.00                              45,662.40   12,390.00   36,000.00       0.00        19,325.00
  118                         937.50                              9,065.64    3,438.00    11,250.00       0.00          0.00
  36                         4357.00                              8,201.78     829.60     52,284.00    160,000.00    390,000.00
  81                          386.67                              33,206.52   8,388.00    4,640.04     110,000.00       0.00
  95                         3479.00                              1,490.00      0.00      41,748.00       0.00          0.00
 95.1
 95.2
 95.3
  25                         11625.00                             9,290.00      0.00     139,500.00       0.00          0.00
 25.1
 25.2
 25.3
 25.4
 25.5
  67                          525.11                              58,620.60   5,447.04    6,301.32        0.00        5,250.00
  86                           0.00                               83,601.96   4,163.04      0.00          0.00          0.00
  23                         3645.83                             124,562.04   45,613.92   43,749.96       0.00        1,250.00
   7                         5000.00                             327,106.32   90,518.04   60,000.00       0.00          0.00
  53                          678.10                              81,757.56   8,076.00    8,137.20        0.00          0.00
  94                          163.33                              40,162.56   9,939.00    1,959.96        0.00        12,050.00
  63                         4385.79                              24,267.96   12,014.64   51,777.84       0.00        2,000.00
   8                         1189.00                                0.00        0.00      14,268.00    150,000.00       0.00
  44                         2000.00                              50,175.96   5,404.20    24,000.00       0.00          0.00
  121                         875.00                              30,160.44   8,647.68    10,500.00       0.00        3,125.00
  73                         2645.83                              38,256.24   12,744.48   31,749.96       0.00        39,437.50
  34                          977.00                              6,779.00    3,795.00    11,724.00       0.00          0.00
  77                         2901.33                              50,448.36   21,920.04   34,815.96       0.00        21,937.50
  123                        1066.67                              32,421.00   8,178.36    12,800.04       0.00          0.00
  124                         979.17                              10,262.88   5,007.96    11,750.04       0.00          0.00
  31                           0.00                                 0.00        0.00        0.00       361,175.00     94,625.00
  106                         393.23                              28,650.12   1,842.96    4,718.76      95,000.00       0.00



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
  111       0.00          NA
  84        0.00          Y - See Footnote 1
  140       0.00          NA
  75      51,875.00       NA
 75.1                     NA
 75.2                     NA
 75.3                     NA
  120       0.00          NA
  144       0.00          NA
  66        0.00          Y - See Footnote 1
  119       0.00          NA
  145       0.00          NA
  134     30,000.00       NA
  115       0.00          NA
  137       0.00          NA
  122       0.00          NA
  136       0.00          NA
  69        0.00          NA
  91        0.00          NA
  19        0.00          NA
  107       0.00          NA
  20        0.00          Y - See Footnote 1
  39        0.00          NA
   4        0.00          NA
  29        0.00          NA
  127       0.00          NA
  88        0.00          NA
  118       0.00          NA
  36        0.00          NA
  81        0.00          NA
  95        0.00          NA
 95.1                     NA
 95.2                     NA
 95.3                     NA
  25        0.00          NA
 25.1                     NA
 25.2                     NA
 25.3                     NA
 25.4                     NA
 25.5                     NA
  67        0.00          NA
  86        0.00          NA
  23        0.00          NA
   7        0.00          NA
  53        0.00          NA
  94        0.00          NA
  63        0.00          NA
   8        0.00          Y - See Footnote 1
  44        0.00          NA
  121       0.00          NA
  73        0.00          NA
  34        0.00          NA
  77        0.00          NA
  123       0.00          NA
  124       0.00          NA
  31        0.00          NA
  106       0.00          NA




Control  Name                                                                                                                 Zip
Number   Property                                     Address                                           City          State   Code
------   --------                                     -------                                           ----          -----   ----
 42      Esprit Luxury Villas                         9830 Reagan Rd.                                  San Diego       CA    92126
 99      Fallbrook Towne Centre                       1075-1079 S. Mission Road                        Fallbrook       CA    92028
 14      Fountain Valley Center                       16027-16205 Brookhurst Street                 Fountain Valley    CA    92708
 40      Gateway East Medical Office Buildings        7852,7878 and 7888 Gateway East Boulevard         El Paso        TX    79915
 27      Giant Fredericksburg                         Leavells Road and Route 208                   Fredericksburg     VA    22407
 139     Grace & First Street Apartments              13-15-17 East Grace Street                       Richmond        VA    23219
 68      Grandview Apartments Phase II                1319 East 45th Street                             Kearney        NE    68847
 18      Hampton Inn - King of Prussia                530 West Dekalb Pike                          King of Prussia    PA    19406
 17      Hampton Inn - Meadowlands                    250 Harmon Meadow Blvd.                          Secaucus        NJ    07094
 26      Hampton Inn - Newark Airport                 1128-1138 Spring Street                          Elizabeth       NJ    07207
 56      Hampton Inn - San Antonio                    11010 Huebnor Road West                         San Antonio      TX    78230
 138     Harvest Plaza                                3564 Wesley Chapel Road                           Decatur        GA    30034
 100     Hawthorne Square Shopping Center             3407 Montrose Blvd.                               Houston        TX    77006
  2      Hawthorne Works Shopping Center              4629 West Cermak                                  Cicero         IL    60804
 109     Heilig Meyers- Charlotte                     6300 South Blvd                                  Charlotte       NC    28217
 135     Heilig Meyers- Las Cruses                    1405 South Solano                               Las Cruces       NM    88001
 117     Heilig Meyers- National City                 300 & 340 National City Blvd.                  National City     CA    91950
 116     Heilig Meyers- San Diego                     2930 El Cajon Blvd                               San Diego       CA    92104
 112     Horizon Center                               8035 Snouffer School Road                      Gaithersburg      MD    20879
 24      Intermedia-Digex Building                    2950 Zanker Road                                 San Jose        CA    95134
 79      Kennesaw Commons Apartments                  419 Idlewood Road                                Kennesaw        GA    30144
 113     Lake Sahara Office Building IV               8685 West Sahara Avenue                          Las Vegas       NV    89117
 61      Lakes Mechandise Mart                        3849-3999 NW 19th Street                     Lauderdale Lakes    FL    33311
 37      LEX- Hampton Technology Center I and II      400 Butler Farm Road                              Hampton        VA    23666
 49      LEX- Hampton Technology Center III           421 Butler Farm Road                              Hampton        VA    23666
 55      Lexington Village Senior Apartments          5000 South 107th Street                         Greenfield       WI    53228
 92      Linden Tower Apartments                      116-118 E. Franklin Street                       Richmond        VA    23219
 76      Lossee Road Industrial Park                  2710 Losee Road                               North Las Vegas    NV    89030
 78      Lower Pyne Building                          92-98 Nassau Street                              Princeton       NJ    07042
 128     Main Street Commons                          190-194 Main Street                              Westport        CT    06880
 132     Manor Ridge Apartments                       210 South Main Street                             Wingate        NC    28174
 22      MAR Center                                   141-331 N. Atlantic Boulevard                  Monterey Park     CA    90808
 87      Mariner's Village Apartments                 2130 Mayport Road                             Atlantic Beach     FL    32233
  9      Marlow Heights & Marlow Plaza                4000-4223 28th Ave & 2900 St. Clair Dr.        Temple Hills      MD    20748
 21      Marriott Courtyard - Tampa                   102 East Cass Street                               Tampa         FL    33602
 32      Miami Garden Villas                          12 NE 188th st.                                    Miami         FL    33179
 80      Motel 6 1105 Pensacola                       7226 Plantation Road                             Pensacola       FL    32504
 59      Motel 6 270 Pismo Beach                      860 4th Street                                  Pismo Beach      CA    93449
 43      Motel 6 28 St. Barb Goleta                   5897 Calle Real                                   Goleta         CA    93117
 57      Motel 6 414 Gainesville                      4000 SW 40th Blvd.                              Gainesville      FL    32608
 74      Motel 6 525 Cleveland Macedonia              311 E. Highland Road                             Macedonia       OH    44056
 47      Motel 6 69 Cocoa Beach                       3701 No. Atlantic Ave.                          Cocoa Beach      FL    32031
 60      Mountain View Apartments                     5324 Preakness Lane                               Dallas         TX    75211
 103     North Forty Estates                          1601 North Forty Loop                           Shreveport       LA    71107
 93      North Point Apartments                       1520 North Point Drive                            Reston         VA    20194
 28      Northgate Shopping Center                    2800 North Water Street                           Decatur        IL    62526
 12      Nottingham Apartments                        333 Dominion Drive                                 Katy          TX    77450
 90      Office Depot                                 2997 Watson Boulevard                          Warner Robins     GA    31093
 105     One South Place Apartments                   1311 Berttie-Rand Street                         Knoxville       TN    37920
 41      Orangeburg Office                            560 Route 303                                   Orangeburg       NY    10962
  6      Pacific Islands Apartments                   2151 N. Green Valley Parkway                     Henderson       NV    89014
 71      Park Plaza Shopping Center                   7400-7700 49th Street North                    Pinellas Park     FL    33781
 133     Pebble Beach Apartments                      402-414 East Aviation Boulevard               Universal City     TX    78148
 142     Pets Plus SC                                 Rt 309                                          Quakertown       PA    18951
 82      Petsmart- E. Madison                         2216 East Springs Drive                        East Madison      WI    53704
 35      Plantation Crossing                          12220 - 12250 Sunrise Boulevard                 Plantation       FL    33323
 48      Plaza del Sol Apartments                     46289 - 46299 Arabia Street                        Indio         CA    92201




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
 42       5,887,149         45,617        45,617   8.5600%       120         116      01/01/2010       356         360       356
 99       2,033,004         16,943        16,943   9.2500%       120         118      03/01/2010       358         360       358
 14      13,092,210        101,564       101,564   8.5900%       120         119      04/01/2010       359         360       359
 40       6,083,736         46,429        46,429   8.3900%       120         115      12/01/2009       355         360       355
 27       9,767,555          Steps     73,151.88   8.4734%       300         298      03/01/2025                   300       298
 139        783,685          6,281         6,281   8.9375%       120         117      02/01/2010       357         360       357
 68       3,350,468         25,007        25,007   8.1500%       120         115      12/01/2009       355         360       355
 18      11,724,675         88,424        88,424   8.2500%       120         113      10/01/2009       353         360       353
 17      11,809,347         89,063        89,063   8.2500%       120         113      10/01/2009       353         360       353
 26       9,918,656         74,804        74,804   8.2500%       120         113      10/01/2009       353         360       353
 56       4,014,481         30,276        30,276   8.2500%       120         113      10/01/2009       353         360       353
 138        788,549          6,499         6,499   9.2500%       120         116      01/01/2010       356         360       356
 100      2,029,541         16,154        16,154   8.8600%       120         117      02/01/2010       357         360       357
  2      24,802,000        185,632       169,687   8.2100%       120         116      01/01/2010       360         360       360
 109      1,607,148         12,275        12,275   7.4200%       156         135      08/01/2011       301         322       301
 135        856,024          6,538         6,538   7.4200%       156         135      08/01/2011       301         322       301
 117      1,365,680         10,431        10,431   7.4200%       156         135      08/01/2011       301         322       301
 116      1,434,954         10,960        10,960   7.4200%       156         135      08/01/2011       301         322       301
 112      1,549,564         12,768        12,768   9.2500%       120         117      02/01/2010       357         360       357
 24      10,490,791         83,543        83,543   8.8750%       120         118      03/01/2010       358         360       358
 79       2,548,480         19,752        19,752   8.5800%       120         119      04/01/2010       359         360       359
 113      1,508,629         12,431        12,431   9.2500%       120         117      02/01/2010       357         360       357
 61       3,662,748         29,873        29,873   8.6100%       120         116      01/01/2010       296         300       296
 37       7,495,237         56,450        56,450   8.2700%       120         119      04/01/2010       359         360       359
 49       4,597,073         34,591        34,591   8.2600%       120         119      04/01/2010       359         360       359
 55       4,178,520         30,089        30,089   7.7500%       360         352      09/01/2029                   360       352
 92       2,295,945         17,992        17,992   8.6875%       120         117      02/01/2010       357         360       357
 76       2,705,289         21,463        21,463   8.6900%       120         116      01/01/2010       356         360       356
 78       2,574,312         19,856        19,856   8.5100%       120         116      01/01/2010       356         360       356
 128        997,790          7,689         7,689   8.5000%       120         116      01/01/2010       356         360       356
 132        939,405          6,689         6,689   7.6250%       360         352      09/01/2029                   360       352
 22      10,672,213         77,100        77,100   7.8100%       120         116      01/01/2010       356         360       356
 87       2,360,865         17,437        17,437   7.8800%       120         110      07/01/2009       350         360       350
  9      16,069,055        108,631       108,631   6.9770%        99          97      06/01/2008       339         341       339
 21      10,760,874         87,569        87,569   8.5830%       120         116      01/01/2010       296         300       296
 32       8,774,844         65,309        65,309   8.1200%       120         115      12/01/2009       355         360       355
 80       2,533,516          Steps    125,378.03   7.2350%       216         193      06/01/2016       247         270       247
 59       3,750,686          Steps    185,613.03   7.2350%       216         193      06/01/2016       247         270       247
 43       5,580,948          Steps    276,188.62   7.2350%       216         193      06/01/2016       247         270       247
 57       3,921,991          Steps    194,090.55   7.2350%       216         193      06/01/2016       247         270       247
 74       2,803,998          Steps    138,763.59   7.2350%       216         193      06/01/2016       247         270       247
 47       5,130,145          Steps    253,879.37   7.2350%       216         193      06/01/2016       247         270       247
 60       3,711,858         28,709        28,709   8.5400%       120         116      01/01/2010       356         360       356
 103      1,856,248         14,799        14,799   8.8750%       120         116      01/01/2010       356         360       356
 93       2,279,268         15,447        15,447   7.1250%       360         352      09/01/2029                   360       352
 28       9,246,344         72,802        72,802   8.7400%       120         117      02/01/2010       357         360       357
 12      14,750,000        111,019       101,652   8.2700%       120         116      01/01/2010       360         360       360
 90       2,309,961         18,462        18,462   8.3900%       153         151      12/01/2012       298         300       298
 105      1,721,507         12,082        12,082   7.5000%       240         235      12/01/2019       355         360       355
 41       5,939,865         45,643        45,643   8.3300%       120         114      11/01/2009       354         360       354
  6      20,800,000        152,333       138,320   7.9800%       180         176      01/01/2015       360         360       360
 71       3,094,582         24,343        24,343   8.7300%       120         117      02/01/2010       357         360       357
 133        924,127          7,548         7,548   8.6600%       117         116      01/01/2010       299         300       299
 142        627,451          5,324         5,324   9.1250%       120         119      04/01/2010       299         300       299
 82       2,482,818         20,018        20,018   8.5800%       120          97      06/01/2008       337         360       337
 35       7,658,669         58,533        58,533   8.4100%       120         116      01/01/2010       356         360       356
 48       4,780,763         36,001        36,001   8.2500%       120         116      01/01/2010       356         360       356




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
 42              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 99              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 14              N           0.0250%    0.06885%      N         NA          NA            Y         FUNB
 40              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 27              N           0.0250%    0.05385%      N         NA          NA            N         FUNB    CTL    Giant Food, Inc.
 139             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 68              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 18              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 17              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 26              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 56              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 138             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 100             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
  2              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 109             N           0.0250%    0.05385%      N         NA          NA            N          ML
 135             N           0.0250%    0.05385%      N         NA          NA            N          ML
 117             N           0.0250%    0.05385%      N         NA          NA            N          ML
 116             N           0.0250%    0.05385%      N         NA          NA            N          ML
 112             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 24              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 79              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 113             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 61              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 37              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 49              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 55              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 92              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 76              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 78              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 128             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 132             N           0.0250%    0.05385%      N         NA          NA            N         FUNB
 22              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 87              N           0.0250%    0.05385%      N         NA          NA            Y          ML
  9              N           0.0250%    0.05385%      Y      8.97700%   06/01/2008        Y          ML
 21              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 32              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 80              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 59              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 43              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 57              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 74              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 47              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 60              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 103             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 93              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 28              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 12              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 90              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 105             N           0.0250%    0.05385%      N         NA          NA            N         FUNB
 41              N           0.0250%    0.05385%      N         NA          NA            Y          ML
  6              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 71              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 133             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 142             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 82              N           0.0250%    0.05385%      N         NA          NA            N          ML
 35              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 48              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
 42                          2250.00                              81,638.28   9,500.04    27,000.00       0.00        56,500.00
 99                           270.00                                0.00        0.00      3,240.00      35,000.00       0.00
 14                          2190.67                             143,489.52   34,230.96   26,288.04       0.00        6,750.00
 40                           577.86                             100,155.36   24,301.08   6,934.32        0.00        12,300.00
 27                            0.00                                 0.00        0.00        0.00          0.00          0.00
 139                          395.83                              11,512.08   1,104.96    4,749.96        0.00        5,687.50
 68                          2000.00                              71,497.56   5,319.24    24,000.00       0.00          0.00
 18                          12606.12                            107,943.96     0.00     151,273.44       0.00         250.00
 17                          14170.83                            174,627.00     0.00     168,880.92       0.00        11,812.50
 26                          12977.52                            177,540.00     0.00     160,596.96       0.00        2,906.25
 56                          6677.32                             103,148.52   9,888.96    80,244.00       0.00          0.00
 138                          180.50                              7,953.60    2,676.00    2,166.00        0.00          0.00
 100                          119.35                              44,722.08   6,369.00    1,432.20      50,000.00       0.00
  2                          3100.69                             227,138.40   45,825.96   37,208.28       0.00        84,268.75
 109                           0.00                                 0.00        0.00        0.00          0.00          0.00
 135                           0.00                                 0.00        0.00        0.00          0.00          0.00
 117                           0.00                                 0.00        0.00        0.00          0.00          0.00
 116                           0.00                                 0.00        0.00        0.00          0.00          0.00
 112                          377.12                              26,940.84   3,990.00    4,525.44        0.00          0.00
 24                          1378.00                              8,640.51    1,812.80    16,536.00    500,000.00       0.00
 79                          1000.00                              30,347.16   15,500.04   12,000.00       0.00        14,125.00
 113                          150.71                              13,083.48   2,300.04    1,808.52        0.00          0.00
 61                          1728.39                              60,437.28   23,072.40   20,740.68       0.00        1,500.00
 37                           839.00                              4,694.00    1,285.00    10,068.00       0.00          0.00
 49                           461.00                              1,069.00     720.00     5,532.00        0.00          0.00
 55      $1750 - 1st 5 yrs, $2250 next 5 yrs, $2750 til MD        10,259.04   12,194.04   21,000.00       0.00          0.00
 92                           875.00                              26,864.04   4,599.96    10,500.00       0.00        4,862.50
 76                           860.00                              2,720.17     297.84     10,320.00       0.00          0.00
 78                           315.13                              76,208.28   5,043.00    3,781.56        0.00        13,000.00
 128                          127.01                              23,673.48   3,417.00    1,524.12        0.00          0.00
 132    534 - first 5 years, 667 - next 6 years, $800 til MD      14,019.36   2,468.40    6,408.00        0.00          0.00
 22                           855.21                             129,279.12   27,963.96   10,262.52       0.00        10,000.00
 87                          2500.00                              3,175.00    1,500.00    30,000.00       0.00        50,000.00
  9                          7150.00                              18,017.58   3,443.66    85,800.00       0.00        32,393.62
 21                          13217.30                            152,798.88   28,109.16  160,245.00       0.00          0.00
 32                          7833.33                             232,056.96   63,121.80   93,999.96       0.00        25,375.00
 80                            0.00                                 0.00        0.00        0.00          0.00          0.00
 59                            0.00                                 0.00        0.00        0.00          0.00          0.00
 43                            0.00                                 0.00        0.00        0.00          0.00          0.00
 57                            0.00                                 0.00        0.00        0.00          0.00          0.00
 74                            0.00                                 0.00        0.00        0.00          0.00          0.00
 47                            0.00                                 0.00        0.00        0.00          0.00          0.00
 60                          4333.33                              51,514.68   21,611.88   51,999.96       0.00        69,875.00
 103                         1375.00                              29,858.88   7,585.92    16,500.00       0.00        21,100.00
 93     800 - first 5 years, 1000 - next 6 years, $1200 til MD    41,441.04   4,134.00    9,600.00        0.00          0.00
 28                          1715.66                              72,099.60   15,140.04   20,587.92    125,000.00       0.00
 12                          4433.33                             352,659.12   18,714.00   53,199.96       0.00          0.00
 90                            0.00                                 0.00        0.00        0.00          0.00          0.00
 105     $1,200 - 1st 5 yrs, $1,500 next 6 yrs, $1,800 til MD     42,407.16   10,805.04   14,400.00       0.00          0.00
 41                          1870.00                              3,942.48    1,151.00    22,440.00    516,000.00     20,000.00
  6                          7245.33                             196,250.28   29,510.04   86,943.96       0.00          0.00
 71                          2085.50                             149,975.04   18,692.40   25,026.00  $200,000 (LOC)   9,375.00
 133                         1270.83                              18,278.88   7,580.04    15,249.96       0.00        5,125.00
 142                          262.50                              25,651.56   2,196.00    3,150.00        0.00        9,375.00
 82                            0.00                                 0.00        0.00        0.00          0.00          0.00
 35                           587.35                             143,492.04   37,147.20   7,048.20        0.00          0.00
 48                          3571.25                              94,135.80   14,216.04   42,855.00       0.00          0.00



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
 42         0.00          NA
 99         0.00          NA
 14         0.00          NA
 40         0.00          NA
 27         0.00          NA
 139        0.00          NA
 68         0.00          NA
 18         0.00          NA
 17         0.00          NA
 26      625,000.00       NA
 56         0.00          NA
 138        0.00          NA
 100       625.00         Y - See Footnote 1
  2         0.00          NA
 109        0.00          NA
 135        0.00          NA
 117        0.00          NA
 116        0.00          NA
 112        0.00          NA
 24         0.00          NA
 79         0.00          NA
 113        0.00          Y - See Footnote 1
 61         0.00          NA
 37         0.00          Y - See Footnote 1
 49         0.00          Y - See Footnote 1
 55         0.00          NA
 92         0.00          NA
 76         0.00          NA
 78         0.00          NA
 128        0.00          NA
 132        0.00          NA
 22         0.00          NA
 87         0.00          NA
  9         0.00          NA
 21         0.00          NA
 32         0.00          NA
 80         0.00          NA
 59         0.00          NA
 43         0.00          NA
 57         0.00          NA
 74         0.00          NA
 47         0.00          NA
 60         0.00          NA
 103        0.00          NA
 93         0.00          NA
 28         0.00          NA
 12         0.00          NA
 90         0.00          NA
 105        0.00          NA
 41         0.00          NA
  6         0.00          NA
 71         0.00          NA
 133        0.00          NA
 142        0.00          NA
 82         0.00          NA
 35         0.00          Y - See Footnote 1
 48         0.00          NA




Control  Name                                                                                                                   Zip
Number   Property                                       Address                                           City         State    Code
------   --------                                       -------                                           ----         -----    ----
 98      Prince William Plaza                           14310 and 14440 Jefferson Davis Highway         Woodbridge       VA    22191
 96      Ramona Industrial Center                       740 Driving Park Avenue                          Rochester       NY    14215
 51      Residence Inn - Greenville                     120 Milestone Way                               Greenville       SC    29615
 33      Riverpark II                                   1200 River Road                                   Miquon         PA    19452
 83      Riverstone Apartments                          1870 South Atlanta Road                           Smyrna         GA    30080
 102     Sable Point Apartments Phase II                Sable Point Drive                                Hurricane       WV    25526
 125     San Pedro Mobile Home Park                     87401 State Road 905                            Islamorada       FL    33036
  5      San Tropez Apartments                          8025 West Russell Road                           Las Vegas       NV    89113
 15      School Street Shopping Center                  265 Ellington Road                             East Hartford     CT    06108
 46      Shaw's Plaza                                   620 Middle Street                                Weymouth        MA    02189
 54      Shillington Shopping Center                    500 East Lancaster Avenue                       Shillington      PA    19607
 52      Shoppes II at Riverdale Commons                12465 -12485 Poppy Street                       Coon Rapids      MN    55433
 62      Skipper Palms Shopping Center                  2526-2560 Bearss Avenue                            Tampa         FL    33618
 101     Stadium Village Shopping Center                917-935 Washington Avenue S.E.                  Minneapolis      MN    55414
 13      Sterling University Arbors                     1255 South College Street                         Auburn         AL    36830
 131     Studer Arms Apartments                         1600 Center St.                                   Jupiter        FL    33458
 114     Suffolk West Shopping Center                   817 West Constance Road                           Suffolk        VA    23434
 10      The Atrium at Gainesville                      2434 NW 41st Street                             Gainesville      FL    32606
 97      The Lighthouse Inn                             3208 NE 11st Street                            Pompano Beach     FL    33062
 58      The Village at Johnson Creek Apartments        400 S. Collins Street                            Arlington       TX    76010
  3      Thomson Consumer Electronics                   10330 North Meridian Street                    Indianapolis      IN    46290
 16      Tiger Plaza Apartments                         4445 Alvin Dark                                 Baton Rouge      LA    70820
 65      Town Square Shopping Center                    2001 Naperville Road                              Wheaton        IL    60187
 143     Trinity Park MHP                               1800 Meridian Ct.                                 Conroe         TX    77301
 38      Turtle Creek                                   121 Hickory Trace Dr.                            Nashville       TN    37211
 85      U-Haul Center City                             1201 Washington Avenue                         Philadelphia      PA    19147
 126     U-Haul Conroe Center                           1305 South I-45                                   Conroe         TX    77301
 89      U-Haul CT Clark Avenue                         6000 Clark Avenue                                Cleveland       OH    44102
 108     U-Haul Memorial                                1010 South Memorial Drive                          Tulsa         OK    74112
 72      U-Haul University                              6701 South Dixie Highway                           Miami         FL    33146
 110     University Commons                             600-602 Sherman Street                             Akron         OH    44311
 45      University Court Apartments                    2102 N. Walnut St.                              Ellensburg       WA    98926
 50      Vanderbilt Court Apartments                    12630 Ashford Point Dr.                           Houston        TX    77082
 129     Victory Place Apartments                       3144 Chateau Drive                              East Point       GA    30344
 141     Vista Plaza                                    3516-3544 East Southern Avenue                     Mesa          AZ    85204
  1      Washingtonian Center                           15 Grand Corner Avenue                         Gaithersburg      MD    20878
 130     Wellington Place Shopping Center               200-240 Grapevine Hwy                              Hurst         TX    76054
 30      Westlink Village Apartments                    505 North Tyler Street                            Wichita        KS    67212
 11      Wildwood Forest Apartments                     455 Wildwood Forest Drive                         Spring         TX    77380
 104     Winston Plaza                                  31760 - 31762 Mission Trail Road               Lake Elsinore     CA    92530




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
 98       2,096,769         17,623        17,623   9.0000%       120         118      03/01/2010       298         300       298
 96       2,166,198         17,547        17,547   8.6250%       120         112      09/01/2009       304         312       304
 51       4,490,252         34,866        34,866   8.5830%       120         116      01/01/2010       356         360       356
 33       8,717,303         67,526        67,526   8.4300%       120         116      01/01/2010       356         360       356
 83       2,473,266         18,754        18,754   8.3200%       120         115      12/01/2009       355         360       355
 102      1,895,743         13,285        13,285   7.5000%       180         177      02/01/2015       357         360       357
 125      1,134,703          9,042         9,042   8.8700%       120         116      01/01/2010       356         360       356
  5      21,825,000        164,271       150,411   8.2700%       120         118      03/01/2010       360         360       360
 15      12,857,068        100,317       100,317   8.6400%       120         117      02/01/2010       357         360       357
 46       5,246,639         39,368        39,368   8.2300%       120         119      04/01/2010       359         360       359
 54       4,285,722         32,683        32,683   8.3750%       120         114      11/01/2009       354         360       354
 52       4,342,598         34,564        34,564   8.8600%       120         117      02/01/2010       357         360       357
 62       3,646,555         28,389        28,389   8.6250%       120         118      03/01/2010       358         360       358
 101      1,948,427         15,901        15,901   9.1500%       120         118      03/01/2010       358         360       358
 13      13,120,000         97,921        89,435   8.1800%       120         119      04/01/2010       360         360       360
 131        964,445          7,592         7,592   8.7500%       120         119      04/01/2010       359         360       359
 114      1,497,718         12,504        12,504   9.4000%       120         117      02/01/2010       357         360       357
 10      15,864,611        121,919       121,919   8.4700%       120         116      01/01/2010       356         360       356
 97       2,098,055         16,431        16,431   8.6900%       120         118      03/01/2010       358         360       358
 58       3,904,270         28,720        28,720   8.0000%       180         176      01/01/2015       356         360       356
  3      24,605,207        190,005       190,005   8.5400%       144         143      04/01/2012       359         360       359
 16      12,415,000         96,563        89,233   8.6250%       120         118      03/01/2010       360         360       360
 65       3,491,549         25,987        25,987   8.1250%       120         116      01/01/2010       356         360       356
 143        516,955          4,121         4,121   8.8750%       120         116      01/01/2010       356         360       356
 38       7,286,842         56,545        56,545   8.5800%       120         117      02/01/2010       357         360       357
 85       2,427,767         20,094        20,094   8.8200%       120         119      04/01/2010       299         300       299
 126      1,057,028          8,749         8,749   8.8200%       120         119      04/01/2010       299         300       299
 89       2,343,844         19,399        19,399   8.8200%       120         119      04/01/2010       299         300       299
 108      1,613,516         13,355        13,355   8.8200%       120         119      04/01/2010       299         300       299
 72       3,061,184         25,336        25,336   8.8200%       120         119      04/01/2010       299         300       299
 110      1,598,595         12,725        12,725   8.8700%       120         118      03/01/2010       358         360       358
 45       5,308,713         40,634        40,634   8.4400%       120         118      03/01/2010       358         360       358
 50       4,587,216         34,494        34,494   8.2300%       120         115      12/01/2009       355         360       355
 129        986,851          7,654         7,654   8.5700%       120         116      01/01/2010       356         360       356
 141        723,122          5,575         5,575   8.5000%       120         115      12/01/2009       355         360       355
  1      39,387,474        273,490       273,490   7.4000%       120         116      01/01/2010       356         360       356
 130        981,579          8,445         8,445   9.2900%       120         118      03/01/2010       298         300       298
 30       9,120,000         66,475        60,268   7.9300%       120         115      12/01/2009       360         360       360
 11      15,654,661        116,078       116,078   8.0800%       120         115      12/01/2009       355         360       355
 104      1,759,235         14,496        14,496   9.2500%       120         117      02/01/2010       357         360       357




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
 98              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 96              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 51              Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 33              N           0.0250%    0.05385%      N         NA           NA           Y          ML
 83              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 102             N           0.0250%    0.05385%      N         NA           NA           N         FUNB
 125             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  5              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 15              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 46              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 54              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 52              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 62              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 101             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 13              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 131             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 114             Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 10              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 97              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 58              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  3              N           0.0250%    0.05385%      Y      10.54000%   04/01/2012       Y          ML
 16              N           0.0250%    0.06885%      N         NA           NA           Y         FUNB
 65              Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 143             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 38              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 85      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 126     Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 89      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 108     Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 72      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 110             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 45              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 50              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 129             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 141             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  1              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 130             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 30              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 11              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 104             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB




           Is the
          Mortgage
            Loan
           insured       Cross
            by a       Collater-                      Is the      Is the
            Lease        alized                      Mortgage    Mortgage     Is the
          Enhance-        and           Is the         Loan a      Loan      Mortgage
            ment          Cross        Mortgage        Semi-      secured     Loan an
           Policy      Defaulted        Loan a        Annual       by a      Interest
Control    or RVI         Loan        Defeasance     Mortgage    letter of    Reserve
Number     Policy?        Flag          Loan?         Loan?       credit?      Loan?     Lockbox
------     -------        ----          -----         -----       -------      -----     -------
 98           N                           Y             N            N           Y
 96           N                           Y             N            N           Y
 51           N                           Y             N            N           Y
 33           N                           Y             N            N           Y         Hard
 83           N                           Y             N            N           Y
 102          N                           N             N            N           N
 125          N                           Y             N            N           Y
  5           N                           Y             N            N           Y
 15           N                           Y             N            N           Y
 46           N                           Y             N            N           Y
 54           N                           Y             N            N           Y
 52           N                           Y             N            N           Y
 62           N                           Y             N            N           Y
 101          N                           Y             N            N           Y
 13           N                           Y             N            N           Y
 131          N                           Y             N            N           Y
 114          N                           Y             N            N           Y
 10           N                           Y             N            N           Y
 97           N                           Y             N            N           Y
 58           N                           N             N            N           Y
  3           N                           Y             N            N           Y         Hard
 16           N                           Y             N            N           Y
 65           N                           Y             N            N           Y
 143          N                           Y             N            N           Y
 38           N                           Y             N            N           Y
 85           N      U-Haul Pool III      Y             N            N           Y
 126          N      U-Haul Pool III      Y             N            N           Y
 89           N      U-Haul Pool III      Y             N            N           Y
 108          N      U-Haul Pool III      Y             N            N           Y
 72           N      U-Haul Pool III      Y             N            N           Y
 110          N                           Y             N            N           Y
 45           N                           Y             N            N           Y
 50           N                           N             N            N           Y
 129          N                           Y             N            N           Y
 141          N                           Y             N            N           Y
  1           N                           Y             N            N           Y
 130          N                           Y             N            N           Y
 30           N                           Y             N            N           Y
 11           N                           Y             N            N           Y
 104          N                           Y             N            N           Y




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
 98                          1137.15                             41,459.40   5,222.04    13,645.80         0.00      106,968.75
 96                          1322.14                            102,276.12   4,413.00    15,865.68         0.00       45,725.00
 51                          6044.14                             47,328.00   11,301.24   74,819.40         0.00         0.00
 33                          1299.00                               0.00        0.00        0.00            0.00      938,500.00
 83                          1452.00                             19,318.20   8,712.00    17,424.00         0.00       17,018.75
 102                          625.00                             39,654.00   7,623.48    12,800.04         0.00         0.00
 125                          268.75                             11,842.80   2,296.92    3,225.00          0.00       10,937.50
  5                          7000.00                            210,464.64   30,000.00   84,000.00         0.00         0.00
 15                          1949.31                            181,203.48   36,824.04   23,391.72         0.00       30,250.00
 46                           994.84                            145,943.28   9,835.92    11,938.08         0.00       96,093.75
 54                          1131.45                             92,396.04   12,867.00   13,577.40         0.00      186,948.75
 52                           351.44                             33,871.08   7,013.04    4,217.28          0.00         0.00
 62                          1112.28                             81,597.12   14,688.96   13,347.36         0.00       38,585.00
 101                          162.83                             21,701.64   3,042.96    1,953.96        40,000.00      0.00
 13                          3750.00                            107,391.96     0.00      45,000.00         0.00       5,875.00
 131                          625.00                             13,375.08   7,623.48    7,500.00          0.00         0.00
 114                          594.48                             29,414.52   2,361.00    7,133.76          0.00       3,750.00
 10                          5020.83                            319,659.96   32,844.00   60,249.96         0.00         0.00
 97                           958.33                             21,858.84   13,727.16   11,499.96         0.00        875.00
 58                          2333.33                             85,104.00   18,206.04   27,999.96         0.00         0.00
  3                            0.00                                0.00        0.00        0.00            0.00         0.00
 16                          6250.00                             44,292.84   59,054.04   75,000.00         0.00       9,968.75
 65                           141.51                             43,721.64   2,499.96    1,698.12          0.00         0.00
 143                          225.00                             2,975.40    1,437.96    2,700.00          0.00       7,312.50
 38                          6906.67                            164,757.96   40,902.00   82,880.04         0.00       9,812.50
 85                           757.79                               0.00      3,848.04    8,938.92          0.00       12,000.00
 126                          499.00                               0.00      2,714.04    5,988.00          0.00       3,800.00
 89                           845.44                               0.00      3,843.00    10,145.28         0.00       8,575.00
 108                          609.33                               0.00      6,915.96    7,311.96          0.00         0.00
 72                           626.99                               0.00      6,911.04    7,395.96          0.00       5,750.00
 110                          750.00                             33,078.84   4,947.96    9,000.00          0.00         0.00
 45                          2125.00                             38,661.72   11,826.96   25,500.00         0.00         0.00
 50                          3075.00                             92,209.20   22,978.92   36,900.00         0.00       38,725.00
 129                         1104.00                             9,728.64    5,282.04    13,248.00         0.00       62,032.50
 141                          195.82                             18,028.80   2,705.04    2,349.84          0.00       1,875.00
  1                            0.00                             668,782.68   10,906.08     0.00            0.00         0.00
 130                          317.66                             30,113.16   2,062.08    3,811.92      $43,200 (LOC)  12,912.50
 30                          4000.00                             72,549.00   20,870.04   48,000.00         0.00         0.00
 11                            0.00                             203,825.88     0.00        0.00            0.00         0.00
 104                          497.96                             20,467.56   5,070.96    5,975.52     $100,000 (LOC)   937.50



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
 98         0.00           Y - See Footnote 1
 96         0.00           Y - See Footnote 1
 51         0.00           NA
 33       24,744.00        NA
 83         0.00           NA
 102        0.00           NA
 125        0.00           NA
  5         0.00           NA
 15         0.00           NA
 46         0.00           NA
 54         0.00           Y - See Footnote 1
 52         0.00           NA
 62      300,000.00        NA
 101        0.00           NA
 13         0.00           NA
 131        0.00           NA
 114        0.00           NA
 10         0.00           NA
 97         0.00           NA
 58         0.00           NA
  3         0.00           NA
 16         0.00           NA
 65         0.00           NA
 143        0.00           NA
 38       5,250.00         NA
 85         0.00           NA
 126        0.00           NA
 89         0.00           NA
 108        0.00           NA
 72         0.00           NA
 110        0.00           NA
 45         0.00           NA
 50         0.00           NA
 129        0.00           NA
 141        0.00           NA
  1         0.00           NA
 130        0.00           NA
 30         0.00           NA
 11         0.00           NA
 104        0.00           NA


(1) In addition to any such escrows funded at loan closing for potential TI/LC expenses, these loans require funds to be escrowed during some or all of the loan term for TI/LC expenses which may be incurred during the loan term. In certain instances, escrowed funds may be released to borrower upon satisfaction of certain leasing conditions.

(2) Fee interest subordinate to the leasehold interest (ie fee owner has joined in the mortgage)


FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST SERIES 2000-C1

MORTGAGE LOAN SCHEDULE      CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND
ALL LOANS                   MORTGAGED PROPERTIES


Control  Name                                                                                                                  Zip
Number   Property                                       Address                                           City       State    Code
------   --------                                       -------                                           ----       -----    ----
 111     102-104 East 116th Street                      102-104 East 116th Street                        New York      NY    10035
  84     103rd Street Family Center                     6733 103rd Street                              Jacksonville    FL    32210
 140     1342 N. Detroit                                1342 N. Detroit Street                          Hollywood      CA    90069
  75     1390-1400/1409-1429/2074-2100 Park Street      Various                                          Hartford      CT    06106
 75.1    1390-1400 Park Street                          1390-1400 Park Street                            Hartford      CT    06106
 75.2    2074-2100 Park Street (aka 340 Prospect Ave.)  2074-2100 Park Street (aka 340 Prospect Ave.)    Hartford      CT    06106
 75.3    1409-1429 Park Street                          1409-1429 Park Street                            Hartford      CT    06106
 120     170 Portola Road                               170 Portola Valley Road                       Portola Valley   CA    94028
 144     204 Lakeview Avenue                            204 Lakeview Avenue                              Clifton       NJ    07011
  66     222 West 37th Street                           222 West 37th Street                             New York      NY    10018
 119     5 Daniel Road                                  5 Daniel Road                                   Fairfield      NJ    07004
 145     554-562 Valley Road                            554-562 Valley Road                            West Orange     NJ    07052
 134     63 Elm Street Apartments                       63 Elm Street                                   Montclair      NJ    07042
 115     866 Westmount Apts.                            866 Westmount  Drive                          West Hollywood   CA    90069
 137     Alma School Shopping Center                    2950 South Alma School                             Mesa        AZ    85210
 122     Amber Square Apartments                        2803 Woodbury Drive                            San Antonio     TX    78217
 136     Amberwood Apartments Phase II                  1308 - 1309 Amberwood Drive                      Norfolk       NE    68701
  69     Ashler Oaks Apartments                         4100 Parkdale Drive                            San Antonio     TX    78229
  91     Ashton Hall ALF                                1155 Hwy 29S                                  Lawrenceville    GA    30245
  19     Atrium Mall @ James R. Thompson Center         100 W. Randolph Street                           Chicago       IL    60601
 107     Bear Valley Shopping Center                    25030-25100 Allesandro Blvd                   Moreno Valley    CA    92553
  20     Beltway Plaza Retail Center                    9310-9340 South Eastern Avenue                  Henderson      NV    89014
  39     Big V Shopping Center                          1129-1131 Campbell Avenue                       West Haven     CT    06516
  4      BR- Peartree Square                            691 Co-op City Blvd                               Bronx        NY    10475
  29     Bristol Place Shopping Center                  3310-3398 South Bristol Street                  Santa Ana      CA    92701
 127     BT Self Storage                                126 Hamburg Turnpike                           Bloomingdale    NJ    07403
  88     Campus Walk Apartments                         950 Hudson Road                                  Marietta      GA    30060
 118     Carlton Court Apartments                       5024 E. Thomas Rd                                Phoenix       AZ    85018
  36     Carrboro Plaza Shopping Center                 104 West NC Highway 54                           Carrboro      NC    27510
  81     Cedar Street Design Center                     601, 619 & 623 Cedar Street                     Charlotte      NC    28202
  95     Cesery Apartments- Pool A                      Various                                        Jacksonville    FL    32211
 95.1    Monterey Manor Garden                          1038 Caliente Drive                            Jacksonville    FL    32211
 95.2    Matanzas Apartments                            5642 Matanzas Way                              Jacksonville    FL    32211
 95.3    Georgetown Apts.                               5611 Holly Bell Drive                          Jacksonville    FL    32211
  25     Cesery Apartments- Pool B                      Various                                        Jacksonville    FL   Various
 25.1    Greenbrier Apartments                          3031 Tall Pine Lane W.                         Jacksonville    FL    32211
 25.2    Forest Park                                    3206 Justina Road                              Jacksonville    FL    32211
 25.3    Colony Apartments                              5814 Merrill Road                              Jacksonville    FL    32277
 25.4    Sweetbriar I and II                            5736 Merrill Road                              Jacksonville    FL    32277
 25.5    Villa Capri I and II                           3102 Tall Pine Lane                            Jacksonville    FL    32211
  67     Chapin Center                                  1419 Chapin Road                                  Chapin       SC    29036
  86     Chaska Business Center                         343 82nd Street                                   Chaska       MN    55318
  23     Chateau Vestavia                               2435 Columbiana Road                            Birmingham     AL    35216
  7      Club Lake Pointe Apartments                    555 Lakeview Drive                            Coral Springs    FL    33071
  53     College Park Shopping Center                   5110-5158 South Rural Road                        Tempe        AZ    85282
  94     Colonial Shopping Center                       430 North Country Road                          St. James      NY    11780
  63     Comfort Inn-Bossier City, LA                   1100 Delhi Avenue                              Bossier City    LA    71111
  8      Covina Town Center AMC Theaters                1414 N. Azusa Avenue                              Covina       CA    91722
  44     Crescent Cove Apartments                       2500 Crescent Cove Drive                          Evans        CO    80620
 121     Crystal Trace Apartments                       1901 South 26th Street                          Ft. Pierce     FL    34947
  73     Eagle Rock II                                  3760 University Blvd. South                    Jacksonville    FL    32216
  34     Eatontown Plaza                                50 Route 36                                     Eatontown      NJ    07724
  77     Edgewood Apartments                            1601 Highway 90 West                              Sealy        TX    77474
 123     Elm Lake Apartments                            6318 14th Street East                           Bradenton      FL    34203
 124     Elm Tree Apartments                            3401 South 200 East                           Salt Lake City   UT    84115
  31     Engineering Technology Building                769, 777, and 789 Chicago Road                     Troy        MI    48083
 106     Enterprise Center                              11833 Canon Boulevard                          Newport News    VA    23606




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
  111     1,572,089        12,341         12,341   8.7200%       120         119      04/01/2010       359         360       359
  84      2,441,510        20,042         20,042   9.0800%       120         118      03/01/2010       358         360       358
  140       779,532         6,025          6,025   8.5500%       120         119      04/01/2010       359         360       359
  75      2,797,397        23,020         23,020   8.7500%       120         119      04/01/2010       299         300       299
 75.1
 75.2
 75.3
  120     1,298,840        10,910         10,910   9.0000%       120         119      04/01/2010       299         300       299
  144       298,823         2,326          2,326   8.6250%       120         119      04/01/2010       359         360       359
  66      3,397,128        27,357         27,357   9.0000%       120         118      03/01/2010       358         360       358
  119     1,361,163        10,731         10,731   8.7500%       120         116      01/01/2010       356         360       356
  145       211,884         1,706          1,706   9.0000%       120         119      04/01/2010       359         360       359
  134       883,269         7,121          7,121   9.0000%       120         116      01/01/2010       356         360       356
  115     1,471,016        11,175         11,175   8.3400%       120         115      12/01/2009       355         360       355
  137       793,710         6,448          6,448   9.0900%       120         117      02/01/2010       357         360       357
  122     1,246,156         9,493          9,493   8.3750%       120         116      01/01/2010       356         360       356
  136       837,617         6,252          6,252   8.1500%       120         115      12/01/2009       355         360       355
  69      3,234,819        24,905         24,905   8.4900%       120         116      01/01/2010       356         360       356
  91      2,298,776        18,714         18,714   9.1250%       120         119      04/01/2010       359         360       359
  19     11,500,000        88,670         81,746   8.5300%       120         117      02/01/2010       360         360       360
  107     1,618,298        12,996         12,996   8.9600%       120         117      02/01/2010       357         360       357
  20     11,472,586        85,830         85,830   8.1800%       120         116      01/01/2010       356         360       356
  39      6,856,033        50,575         50,575   8.0300%       120         116      01/01/2010       356         360       356
   4     22,221,654       178,175        178,175   8.8125%       120         117      02/01/2010       357         360       357
  29      9,142,500        70,817         65,369   8.5800%       120         117      02/01/2010       360         360       360
  127     1,052,435         9,309          9,309   9.6250%       120         117      02/01/2010       297         300       297
  88      2,355,808        18,188         18,188   8.5200%       120         116      01/01/2010       356         360       356
  118     1,362,684        10,861         10,861   8.8750%       120         117      02/01/2010       357         360       357
  36      7,495,372        57,191         57,191   8.4100%       120         119      04/01/2010       359         360       359
  81      2,504,881        20,525         20,525   8.6900%       120         118      03/01/2010       298         300       298
  95      2,245,365        17,658         17,658   8.6000%       120         117      02/01/2010       357         360       357
 95.1
 95.2
 95.3
  25      9,979,399        78,478         78,478   8.6000%       120         117      02/01/2010       357         360       357
 25.1
 25.2
 25.3
 25.4
 25.5
  67      3,366,177        28,396         28,396   8.7500%       120         119      04/01/2010       275         276       275
  86      2,425,542        21,585         21,585   8.1000%        59          54      11/01/2004       211         216       211
  23     10,527,405        82,094         82,094   8.6300%       120         116      01/01/2010       356         360       356
   7     19,711,917       146,261        146,261   8.0920%       120         116      01/01/2010       356         360       356
  53      4,335,398        33,409         33,409   8.5000%       180         176      01/01/2015       356         360       356
  94      2,254,709        17,982         17,982   8.8750%       120         115      12/01/2009       355         360       355
  63      3,631,431        30,257         30,257   8.8500%       120         114      11/01/2009       294         300       294
   8     17,379,334       132,975        132,975   8.4400%       120         119      04/01/2010       359         360       359
  44      5,344,795        39,892         39,892   8.1500%       120         115      12/01/2009       355         360       355
  121     1,297,263        10,181         10,181   8.7000%       120         116      01/01/2010       356         360       356
  73      2,938,780        22,971         22,971   8.6600%       120         117      02/01/2010       357         360       357
  34      7,995,193        61,740         61,740   8.5400%       120         119      04/01/2010       359         360       359
  77      2,593,550        20,191         20,191   8.6250%       120         118      03/01/2010       358         360       358
  123     1,169,125         8,674          8,674   7.8750%       336         330      11/01/2027                   336       330
  124     1,147,021         8,843          8,843   8.5000%       120         115      12/01/2009       355         360       355
  31      8,875,539        66,817         66,817   8.1250%       120         116      01/01/2010       356         360       356
  106     1,664,958        13,138         13,138   8.7500%       120         114      11/01/2009       354         360       354




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
  111             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  84              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  140             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  75              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 75.1                                                                                                ML
 75.2                                                                                                ML
 75.3                                                                                                ML
  120             Y          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  144             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  66              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  119             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  145             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  134             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  115             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  137             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  122             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  136             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  69              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  91              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  19              Y          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  107             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  20              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  39              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   4              N          0.0250%    0.05385%      Y      10.81250%   02/01/2010       Y          ML
  29              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  127             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  88              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  118             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  36              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  81              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  95              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 95.1                                                                                                ML
 95.2                                                                                                ML
 95.3                                                                                                ML
  25              N          0.0250%    0.05385%      N         NA           NA           Y          ML
 25.1                                                                                                ML
 25.2                                                                                                ML
 25.3                                                                                                ML
 25.4                                                                                                ML
 25.5                                                                                                ML
  67              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  86              N          0.0250%    0.05385%      Y      10.10000%   11/01/2004       Y         FUNB
  23              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   7              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  53              N          0.0250%    0.08885%      N         NA           NA           Y         FUNB
  94              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  63              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
   8              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  44              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  121             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  73              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  34              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  77              N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  123             N          0.0250%    0.05385%      N         NA           NA           N         FUNB
  124             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB
  31              N          0.0250%    0.05385%      N         NA           NA           Y          ML
  106             N          0.0250%    0.05385%      N         NA           NA           Y         FUNB




           Is the
          Mortgage
            Loan
           insured       Cross
            by a       Collater-                      Is the      Is the
            Lease        alized                      Mortgage    Mortgage     Is the
          Enhance-        and           Is the         Loan a      Loan      Mortgage
            ment          Cross        Mortgage        Semi-      secured     Loan an
           Policy      Defaulted        Loan a        Annual       by a      Interest
Control    or RVI         Loan        Defeasance     Mortgage    letter of    Reserve
Number     Policy?        Flag          Loan?         Loan?       credit?      Loan?     Lockbox
------     -------        ----          -----         -----       -------      -----     -------
  111         N                           Y             N            N           Y
  84          N                           Y             N            N           Y
  140         N                           Y             N            N           Y
  75          N                           Y             N            N           Y
 75.1
 75.2
 75.3
  120         N                           Y             N            N           Y
  144         N        Trematore          Y             N            N           Y
  66          N                           Y             N            N           Y
  119         N                           Y             N            N           Y
  145         N        Trematore          Y             N            N           Y
  134         N                           Y             N            N           Y
  115         N                           Y             N            N           Y
  137         N                           Y             N            N           Y
  122         N           Lynd            Y             N            N           Y
  136         N           Timm            Y             N            N           Y
  69          N                           Y             N            N           Y
  91          N                           Y             N            N           Y
  19          N                           Y             N            N           Y
  107         N                           Y             N            N           Y
  20          N                           Y             N            N           Y
  39          N                           Y             N            N           Y
   4          N                           Y             N            N           Y         Hard
  29          N                           Y             N            N           Y
  127         N                           Y             N            N           Y
  88          N                           Y             N            N           Y
  118         N                           Y             N            N           Y
  36          N                           Y             N            N           Y
  81          N                           Y             N            N           Y
  95          N                           Y             N            N           Y
 95.1
 95.2
 95.3
  25          N                           Y             N            N           Y
 25.1
 25.2
 25.3
 25.4
 25.5
  67          N                           Y             N            N           Y
  86          N                           Y             N            N           Y
  23          N                           Y             N            N           Y
   7          N                           Y             N            Y           Y      Springing
  53          N                           Y             N            N           Y
  94          N                           Y             N            N           Y
  63          N                           Y             N            N           Y
   8          N                           Y             N            N           Y         Hard
  44          N           Timm            Y             N            N           Y
  121         N                           Y             N            N           Y
  73          N                           Y             N            N           Y
  34          N                           Y             N            N           Y
  77          N                           Y             N            N           Y
  123         N                           N             N            N           N
  124         N                           Y             N            N           Y
  31          N                           Y             N            N           Y
  106         N                           Y             N            N           Y




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
  111                         562.50                              10,156.56   3,509.40    6,750.00        0.00        5,625.00
  84                          784.00                              3,790.09     396.61     9,408.00      30,000.00       0.00
  140                         187.50                              13,005.00   2,400.00    2,250.00        0.00          0.00
  75                         6998.00                              12,941.65   1,745.17    83,976.00       0.00        85,350.00
 75.1
 75.2
 75.3
  120                         92.36                               15,019.56   5,715.96    1,108.32        0.00          0.00
  144                         97.40                               10,686.84   2,733.00    1,168.80        0.00        1,250.00
  66                          822.00                              13,492.00    859.00     9,864.00     140,000.00       0.00
  119                         490.83                              31,950.00   4,486.08    5,889.96        0.00          0.00
  145                         96.15                               10,506.96   3,651.96    1,153.80        0.00        12,500.00
  134                         939.25                              33,750.00   8,584.68    11,271.00       0.00        10,218.75
  115                         655.00                              27,066.96   4,112.16    7,860.00        0.00        3,000.00
  137                         360.64                              14,368.44   2,061.00    4,327.68        0.00          0.00
  122                        1333.33                              23,062.08   6,825.00    15,999.96       0.00        3,250.00
  136                         500.00                              16,284.00   1,237.80    6,000.00        0.00          0.00
  69                         3125.00                              41,595.24   15,765.12   37,500.00       0.00        18,875.00
  91                         1750.00                              22,588.32   10,431.96   21,000.00       0.00         625.00
  19                          590.44                                0.00        0.00      7,085.28        0.00          0.00
  107                         405.60                              18,701.28   2,157.00    4,867.20        0.00          0.00
  20                          674.78                              37,905.00   9,645.96    8,097.36      50,000.00       0.00
  39                          435.85                              91,907.28   15,093.96   5,222.28        0.00        4,281.25
   4                         1747.00                              7,103.00    2,767.59    20,964.00    888,172.00       0.00
  29                         1574.13                             114,301.56   12,509.04   18,889.56       0.00        48,250.00
  127                         330.00                              25,256.52   3,291.96    3,960.00        0.00          0.00
  88                         3000.00                              45,662.40   12,390.00   36,000.00       0.00        19,325.00
  118                         937.50                              9,065.64    3,438.00    11,250.00       0.00          0.00
  36                         4357.00                              8,201.78     829.60     52,284.00    160,000.00    390,000.00
  81                          386.67                              33,206.52   8,388.00    4,640.04     110,000.00       0.00
  95                         3479.00                              1,490.00      0.00      41,748.00       0.00          0.00
 95.1
 95.2
 95.3
  25                         11625.00                             9,290.00      0.00     139,500.00       0.00          0.00
 25.1
 25.2
 25.3
 25.4
 25.5
  67                          525.11                              58,620.60   5,447.04    6,301.32        0.00        5,250.00
  86                           0.00                               83,601.96   4,163.04      0.00          0.00          0.00
  23                         3645.83                             124,562.04   45,613.92   43,749.96       0.00        1,250.00
   7                         5000.00                             327,106.32   90,518.04   60,000.00       0.00          0.00
  53                          678.10                              81,757.56   8,076.00    8,137.20        0.00          0.00
  94                          163.33                              40,162.56   9,939.00    1,959.96        0.00        12,050.00
  63                         4385.79                              24,267.96   12,014.64   51,777.84       0.00        2,000.00
   8                         1189.00                                0.00        0.00      14,268.00    150,000.00       0.00
  44                         2000.00                              50,175.96   5,404.20    24,000.00       0.00          0.00
  121                         875.00                              30,160.44   8,647.68    10,500.00       0.00        3,125.00
  73                         2645.83                              38,256.24   12,744.48   31,749.96       0.00        39,437.50
  34                          977.00                              6,779.00    3,795.00    11,724.00       0.00          0.00
  77                         2901.33                              50,448.36   21,920.04   34,815.96       0.00        21,937.50
  123                        1066.67                              32,421.00   8,178.36    12,800.04       0.00          0.00
  124                         979.17                              10,262.88   5,007.96    11,750.04       0.00          0.00
  31                           0.00                                 0.00        0.00        0.00       361,175.00     94,625.00
  106                         393.23                              28,650.12   1,842.96    4,718.76      95,000.00       0.00



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
  111       0.00          NA
  84        0.00          Y - See Footnote 1
  140       0.00          NA
  75      51,875.00       NA
 75.1                     NA
 75.2                     NA
 75.3                     NA
  120       0.00          NA
  144       0.00          NA
  66        0.00          Y - See Footnote 1
  119       0.00          NA
  145       0.00          NA
  134     30,000.00       NA
  115       0.00          NA
  137       0.00          NA
  122       0.00          NA
  136       0.00          NA
  69        0.00          NA
  91        0.00          NA
  19        0.00          NA
  107       0.00          NA
  20        0.00          Y - See Footnote 1
  39        0.00          NA
   4        0.00          NA
  29        0.00          NA
  127       0.00          NA
  88        0.00          NA
  118       0.00          NA
  36        0.00          NA
  81        0.00          NA
  95        0.00          NA
 95.1                     NA
 95.2                     NA
 95.3                     NA
  25        0.00          NA
 25.1                     NA
 25.2                     NA
 25.3                     NA
 25.4                     NA
 25.5                     NA
  67        0.00          NA
  86        0.00          NA
  23        0.00          NA
   7        0.00          NA
  53        0.00          NA
  94        0.00          NA
  63        0.00          NA
   8        0.00          Y - See Footnote 1
  44        0.00          NA
  121       0.00          NA
  73        0.00          NA
  34        0.00          NA
  77        0.00          NA
  123       0.00          NA
  124       0.00          NA
  31        0.00          NA
  106       0.00          NA




Control  Name                                                                                                                 Zip
Number   Property                                     Address                                           City          State   Code
------   --------                                     -------                                           ----          -----   ----
 42      Esprit Luxury Villas                         9830 Reagan Rd.                                  San Diego       CA    92126
 99      Fallbrook Towne Centre                       1075-1079 S. Mission Road                        Fallbrook       CA    92028
 14      Fountain Valley Center                       16027-16205 Brookhurst Street                 Fountain Valley    CA    92708
 40      Gateway East Medical Office Buildings        7852,7878 and 7888 Gateway East Boulevard         El Paso        TX    79915
 27      Giant Fredericksburg                         Leavells Road and Route 208                   Fredericksburg     VA    22407
 139     Grace & First Street Apartments              13-15-17 East Grace Street                       Richmond        VA    23219
 68      Grandview Apartments Phase II                1319 East 45th Street                             Kearney        NE    68847
 18      Hampton Inn - King of Prussia                530 West Dekalb Pike                          King of Prussia    PA    19406
 17      Hampton Inn - Meadowlands                    250 Harmon Meadow Blvd.                          Secaucus        NJ    07094
 26      Hampton Inn - Newark Airport                 1128-1138 Spring Street                          Elizabeth       NJ    07207
 56      Hampton Inn - San Antonio                    11010 Huebnor Road West                         San Antonio      TX    78230
 138     Harvest Plaza                                3564 Wesley Chapel Road                           Decatur        GA    30034
 100     Hawthorne Square Shopping Center             3407 Montrose Blvd.                               Houston        TX    77006
  2      Hawthorne Works Shopping Center              4629 West Cermak                                  Cicero         IL    60804
 109     Heilig Meyers- Charlotte                     6300 South Blvd                                  Charlotte       NC    28217
 135     Heilig Meyers- Las Cruses                    1405 South Solano                               Las Cruces       NM    88001
 117     Heilig Meyers- National City                 300 & 340 National City Blvd.                  National City     CA    91950
 116     Heilig Meyers- San Diego                     2930 El Cajon Blvd                               San Diego       CA    92104
 112     Horizon Center                               8035 Snouffer School Road                      Gaithersburg      MD    20879
 24      Intermedia-Digex Building                    2950 Zanker Road                                 San Jose        CA    95134
 79      Kennesaw Commons Apartments                  419 Idlewood Road                                Kennesaw        GA    30144
 113     Lake Sahara Office Building IV               8685 West Sahara Avenue                          Las Vegas       NV    89117
 61      Lakes Mechandise Mart                        3849-3999 NW 19th Street                     Lauderdale Lakes    FL    33311
 37      LEX- Hampton Technology Center I and II      400 Butler Farm Road                              Hampton        VA    23666
 49      LEX- Hampton Technology Center III           421 Butler Farm Road                              Hampton        VA    23666
 55      Lexington Village Senior Apartments          5000 South 107th Street                         Greenfield       WI    53228
 92      Linden Tower Apartments                      116-118 E. Franklin Street                       Richmond        VA    23219
 76      Lossee Road Industrial Park                  2710 Losee Road                               North Las Vegas    NV    89030
 78      Lower Pyne Building                          92-98 Nassau Street                              Princeton       NJ    07042
 128     Main Street Commons                          190-194 Main Street                              Westport        CT    06880
 132     Manor Ridge Apartments                       210 South Main Street                             Wingate        NC    28174
 22      MAR Center                                   141-331 N. Atlantic Boulevard                  Monterey Park     CA    90808
 87      Mariner's Village Apartments                 2130 Mayport Road                             Atlantic Beach     FL    32233
  9      Marlow Heights & Marlow Plaza                4000-4223 28th Ave & 2900 St. Clair Dr.        Temple Hills      MD    20748
 21      Marriott Courtyard - Tampa                   102 East Cass Street                               Tampa         FL    33602
 32      Miami Garden Villas                          12 NE 188th st.                                    Miami         FL    33179
 80      Motel 6 1105 Pensacola                       7226 Plantation Road                             Pensacola       FL    32504
 59      Motel 6 270 Pismo Beach                      860 4th Street                                  Pismo Beach      CA    93449
 43      Motel 6 28 St. Barb Goleta                   5897 Calle Real                                   Goleta         CA    93117
 57      Motel 6 414 Gainesville                      4000 SW 40th Blvd.                              Gainesville      FL    32608
 74      Motel 6 525 Cleveland Macedonia              311 E. Highland Road                             Macedonia       OH    44056
 47      Motel 6 69 Cocoa Beach                       3701 No. Atlantic Ave.                          Cocoa Beach      FL    32031
 60      Mountain View Apartments                     5324 Preakness Lane                               Dallas         TX    75211
 103     North Forty Estates                          1601 North Forty Loop                           Shreveport       LA    71107
 93      North Point Apartments                       1520 North Point Drive                            Reston         VA    20194
 28      Northgate Shopping Center                    2800 North Water Street                           Decatur        IL    62526
 12      Nottingham Apartments                        333 Dominion Drive                                 Katy          TX    77450
 90      Office Depot                                 2997 Watson Boulevard                          Warner Robins     GA    31093
 105     One South Place Apartments                   1311 Berttie-Rand Street                         Knoxville       TN    37920
 41      Orangeburg Office                            560 Route 303                                   Orangeburg       NY    10962
  6      Pacific Islands Apartments                   2151 N. Green Valley Parkway                     Henderson       NV    89014
 71      Park Plaza Shopping Center                   7400-7700 49th Street North                    Pinellas Park     FL    33781
 133     Pebble Beach Apartments                      402-414 East Aviation Boulevard               Universal City     TX    78148
 142     Pets Plus SC                                 Rt 309                                          Quakertown       PA    18951
 82      Petsmart- E. Madison                         2216 East Springs Drive                        East Madison      WI    53704
 35      Plantation Crossing                          12220 - 12250 Sunrise Boulevard                 Plantation       FL    33323
 48      Plaza del Sol Apartments                     46289 - 46299 Arabia Street                        Indio         CA    92201




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
 42       5,887,149         45,617        45,617   8.5600%       120         116      01/01/2010       356         360       356
 99       2,033,004         16,943        16,943   9.2500%       120         118      03/01/2010       358         360       358
 14      13,092,210        101,564       101,564   8.5900%       120         119      04/01/2010       359         360       359
 40       6,083,736         46,429        46,429   8.3900%       120         115      12/01/2009       355         360       355
 27       9,767,555          Steps     73,151.88   8.4734%       300         298      03/01/2025                   300       298
 139        783,685          6,281         6,281   8.9375%       120         117      02/01/2010       357         360       357
 68       3,350,468         25,007        25,007   8.1500%       120         115      12/01/2009       355         360       355
 18      11,724,675         88,424        88,424   8.2500%       120         113      10/01/2009       353         360       353
 17      11,809,347         89,063        89,063   8.2500%       120         113      10/01/2009       353         360       353
 26       9,918,656         74,804        74,804   8.2500%       120         113      10/01/2009       353         360       353
 56       4,014,481         30,276        30,276   8.2500%       120         113      10/01/2009       353         360       353
 138        788,549          6,499         6,499   9.2500%       120         116      01/01/2010       356         360       356
 100      2,029,541         16,154        16,154   8.8600%       120         117      02/01/2010       357         360       357
  2      24,802,000        185,632       169,687   8.2100%       120         116      01/01/2010       360         360       360
 109      1,607,148         12,275        12,275   7.4200%       156         135      08/01/2011       301         322       301
 135        856,024          6,538         6,538   7.4200%       156         135      08/01/2011       301         322       301
 117      1,365,680         10,431        10,431   7.4200%       156         135      08/01/2011       301         322       301
 116      1,434,954         10,960        10,960   7.4200%       156         135      08/01/2011       301         322       301
 112      1,549,564         12,768        12,768   9.2500%       120         117      02/01/2010       357         360       357
 24      10,490,791         83,543        83,543   8.8750%       120         118      03/01/2010       358         360       358
 79       2,548,480         19,752        19,752   8.5800%       120         119      04/01/2010       359         360       359
 113      1,508,629         12,431        12,431   9.2500%       120         117      02/01/2010       357         360       357
 61       3,662,748         29,873        29,873   8.6100%       120         116      01/01/2010       296         300       296
 37       7,495,237         56,450        56,450   8.2700%       120         119      04/01/2010       359         360       359
 49       4,597,073         34,591        34,591   8.2600%       120         119      04/01/2010       359         360       359
 55       4,178,520         30,089        30,089   7.7500%       360         352      09/01/2029                   360       352
 92       2,295,945         17,992        17,992   8.6875%       120         117      02/01/2010       357         360       357
 76       2,705,289         21,463        21,463   8.6900%       120         116      01/01/2010       356         360       356
 78       2,574,312         19,856        19,856   8.5100%       120         116      01/01/2010       356         360       356
 128        997,790          7,689         7,689   8.5000%       120         116      01/01/2010       356         360       356
 132        939,405          6,689         6,689   7.6250%       360         352      09/01/2029                   360       352
 22      10,672,213         77,100        77,100   7.8100%       120         116      01/01/2010       356         360       356
 87       2,360,865         17,437        17,437   7.8800%       120         110      07/01/2009       350         360       350
  9      16,069,055        108,631       108,631   6.9770%        99          97      06/01/2008       339         341       339
 21      10,760,874         87,569        87,569   8.5830%       120         116      01/01/2010       296         300       296
 32       8,774,844         65,309        65,309   8.1200%       120         115      12/01/2009       355         360       355
 80       2,533,516          Steps    125,378.03   7.2350%       216         193      06/01/2016       247         270       247
 59       3,750,686          Steps    185,613.03   7.2350%       216         193      06/01/2016       247         270       247
 43       5,580,948          Steps    276,188.62   7.2350%       216         193      06/01/2016       247         270       247
 57       3,921,991          Steps    194,090.55   7.2350%       216         193      06/01/2016       247         270       247
 74       2,803,998          Steps    138,763.59   7.2350%       216         193      06/01/2016       247         270       247
 47       5,130,145          Steps    253,879.37   7.2350%       216         193      06/01/2016       247         270       247
 60       3,711,858         28,709        28,709   8.5400%       120         116      01/01/2010       356         360       356
 103      1,856,248         14,799        14,799   8.8750%       120         116      01/01/2010       356         360       356
 93       2,279,268         15,447        15,447   7.1250%       360         352      09/01/2029                   360       352
 28       9,246,344         72,802        72,802   8.7400%       120         117      02/01/2010       357         360       357
 12      14,750,000        111,019       101,652   8.2700%       120         116      01/01/2010       360         360       360
 90       2,309,961         18,462        18,462   8.3900%       153         151      12/01/2012       298         300       298
 105      1,721,507         12,082        12,082   7.5000%       240         235      12/01/2019       355         360       355
 41       5,939,865         45,643        45,643   8.3300%       120         114      11/01/2009       354         360       354
  6      20,800,000        152,333       138,320   7.9800%       180         176      01/01/2015       360         360       360
 71       3,094,582         24,343        24,343   8.7300%       120         117      02/01/2010       357         360       357
 133        924,127          7,548         7,548   8.6600%       117         116      01/01/2010       299         300       299
 142        627,451          5,324         5,324   9.1250%       120         119      04/01/2010       299         300       299
 82       2,482,818         20,018        20,018   8.5800%       120          97      06/01/2008       337         360       337
 35       7,658,669         58,533        58,533   8.4100%       120         116      01/01/2010       356         360       356
 48       4,780,763         36,001        36,001   8.2500%       120         116      01/01/2010       356         360       356




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
 42              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 99              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 14              N           0.0250%    0.06885%      N         NA          NA            Y         FUNB
 40              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 27              N           0.0250%    0.05385%      N         NA          NA            N         FUNB    CTL    Giant Food, Inc.
 139             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 68              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 18              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 17              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 26              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 56              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 138             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 100             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
  2              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 109             N           0.0250%    0.05385%      N         NA          NA            N          ML
 135             N           0.0250%    0.05385%      N         NA          NA            N          ML
 117             N           0.0250%    0.05385%      N         NA          NA            N          ML
 116             N           0.0250%    0.05385%      N         NA          NA            N          ML
 112             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 24              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 79              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 113             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 61              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 37              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 49              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 55              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 92              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 76              N           0.0250%    0.05385%      N         NA          NA            Y          ML
 78              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 128             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 132             N           0.0250%    0.05385%      N         NA          NA            N         FUNB
 22              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 87              N           0.0250%    0.05385%      N         NA          NA            Y          ML
  9              N           0.0250%    0.05385%      Y      8.97700%   06/01/2008        Y          ML
 21              Y           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 32              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 80              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 59              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 43              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 57              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 74              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 47              N           0.0250%    0.20500%      N         NA          NA            N         FUNB    CTL       Accor SA
 60              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 103             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 93              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 28              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 12              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 90              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 105             N           0.0250%    0.05385%      N         NA          NA            N         FUNB
 41              N           0.0250%    0.05385%      N         NA          NA            Y          ML
  6              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 71              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 133             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 142             N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 82              N           0.0250%    0.05385%      N         NA          NA            N          ML
 35              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB
 48              N           0.0250%    0.05385%      N         NA          NA            Y         FUNB




           Is the
          Mortgage
            Loan
           insured       Cross
            by a       Collater-                      Is the      Is the
            Lease        alized                      Mortgage    Mortgage     Is the
          Enhance-        and           Is the         Loan a      Loan      Mortgage
            ment          Cross        Mortgage        Semi-      secured     Loan an
           Policy      Defaulted        Loan a        Annual       by a      Interest
Control    or RVI         Loan        Defeasance     Mortgage    letter of    Reserve
Number     Policy?        Flag          Loan?         Loan?       credit?      Loan?     Lockbox
------     -------        ----          -----         -----       -------      -----     -------
 42           N                           Y             N            N           Y
 99           N                           Y             N            N           Y
 14           N                           Y             N            N           Y
 40           N                           Y             N            N           Y
 27           Y                           Y             N            N           N         Hard
 139          N                           Y             N            N           Y
 68           N           Timm            Y             N            N           Y
 18           N                           Y             N            N           Y      Springing
 17           N                           Y             N            N           Y      Springing
 26           N                           Y             N            N           Y      Springing
 56           N                           Y             N            N           Y      Springing
 138          N                           Y             N            N           Y
 100          N                           Y             N            N           Y
  2           N                           Y             N            N           Y
 109          N                           Y             N            N           N         Hard
 135          N                           Y             N            N           N         Hard
 117          N                           Y             N            N           N         Hard
 116          N                           Y             N            N           N         Hard
 112          N                           Y             N            N           Y
 24           N                           Y             N            N           Y         Hard
 79           N                           Y             N            N           Y
 113          N                           Y             N            N           Y
 61           N                           Y             N            N           Y
 37           N                           Y             N            N           Y         Hard
 49           N                           Y             N            N           Y         Hard
 55           N                           N             N            N           Y
 92           N                           Y             N            N           Y
 76           N                           Y             N            N           Y
 78           N                           Y             N            N           Y
 128          N                           Y             N            N           Y
 132          N                           N             N            N           N
 22           N                           Y             N            N           Y
 87           N                           Y             N            N           Y
  9           N                           Y             N            N           Y         Hard
 21           N                           Y             N            N           Y
 32           N                           Y             N            N           Y
 80           N                           N             Y            N           N         Hard
 59           N                           N             Y            N           N         Hard
 43           N                           N             Y            N           N         Hard
 57           N                           N             Y            N           N         Hard
 74           N                           N             Y            N           N         Hard
 47           N                           N             Y            N           N         Hard
 60           N                           Y             N            N           Y
 103          N                           Y             N            N           Y
 93           N                           N             N            N           Y
 28           N                           Y             N            N           Y
 12           N                           Y             N            N           Y
 90           N                           Y             N            N           Y
 105          N                           N             N            N           N
 41           N                           Y             N            N           Y
  6           N                           Y             N            N           Y
 71           N                           Y             N            N           Y
 133          N           Lynd            Y             N            N           Y
 142          N                           Y             N            N           Y
 82           N                           Y             N            N           N         Hard
 35           N                           Y             N            N           Y
 48           N                           Y             N            N           Y




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
 42                          2250.00                              81,638.28   9,500.04    27,000.00       0.00        56,500.00
 99                           270.00                                0.00        0.00      3,240.00      35,000.00       0.00
 14                          2190.67                             143,489.52   34,230.96   26,288.04       0.00        6,750.00
 40                           577.86                             100,155.36   24,301.08   6,934.32        0.00        12,300.00
 27                            0.00                                 0.00        0.00        0.00          0.00          0.00
 139                          395.83                              11,512.08   1,104.96    4,749.96        0.00        5,687.50
 68                          2000.00                              71,497.56   5,319.24    24,000.00       0.00          0.00
 18                          12606.12                            107,943.96     0.00     151,273.44       0.00         250.00
 17                          14170.83                            174,627.00     0.00     168,880.92       0.00        11,812.50
 26                          12977.52                            177,540.00     0.00     160,596.96       0.00        2,906.25
 56                          6677.32                             103,148.52   9,888.96    80,244.00       0.00          0.00
 138                          180.50                              7,953.60    2,676.00    2,166.00        0.00          0.00
 100                          119.35                              44,722.08   6,369.00    1,432.20      50,000.00       0.00
  2                          3100.69                             227,138.40   45,825.96   37,208.28       0.00        84,268.75
 109                           0.00                                 0.00        0.00        0.00          0.00          0.00
 135                           0.00                                 0.00        0.00        0.00          0.00          0.00
 117                           0.00                                 0.00        0.00        0.00          0.00          0.00
 116                           0.00                                 0.00        0.00        0.00          0.00          0.00
 112                          377.12                              26,940.84   3,990.00    4,525.44        0.00          0.00
 24                          1378.00                              8,640.51    1,812.80    16,536.00    500,000.00       0.00
 79                          1000.00                              30,347.16   15,500.04   12,000.00       0.00        14,125.00
 113                          150.71                              13,083.48   2,300.04    1,808.52        0.00          0.00
 61                          1728.39                              60,437.28   23,072.40   20,740.68       0.00        1,500.00
 37                           839.00                              4,694.00    1,285.00    10,068.00       0.00          0.00
 49                           461.00                              1,069.00     720.00     5,532.00        0.00          0.00
 55      $1750 - 1st 5 yrs, $2250 next 5 yrs, $2750 til MD        10,259.04   12,194.04   21,000.00       0.00          0.00
 92                           875.00                              26,864.04   4,599.96    10,500.00       0.00        4,862.50
 76                           860.00                              2,720.17     297.84     10,320.00       0.00          0.00
 78                           315.13                              76,208.28   5,043.00    3,781.56        0.00        13,000.00
 128                          127.01                              23,673.48   3,417.00    1,524.12        0.00          0.00
 132    534 - first 5 years, 667 - next 6 years, $800 til MD      14,019.36   2,468.40    6,408.00        0.00          0.00
 22                           855.21                             129,279.12   27,963.96   10,262.52       0.00        10,000.00
 87                          2500.00                              3,175.00    1,500.00    30,000.00       0.00        50,000.00
  9                          7150.00                              18,017.58   3,443.66    85,800.00       0.00        32,393.62
 21                          13217.30                            152,798.88   28,109.16  160,245.00       0.00          0.00
 32                          7833.33                             232,056.96   63,121.80   93,999.96       0.00        25,375.00
 80                            0.00                                 0.00        0.00        0.00          0.00          0.00
 59                            0.00                                 0.00        0.00        0.00          0.00          0.00
 43                            0.00                                 0.00        0.00        0.00          0.00          0.00
 57                            0.00                                 0.00        0.00        0.00          0.00          0.00
 74                            0.00                                 0.00        0.00        0.00          0.00          0.00
 47                            0.00                                 0.00        0.00        0.00          0.00          0.00
 60                          4333.33                              51,514.68   21,611.88   51,999.96       0.00        69,875.00
 103                         1375.00                              29,858.88   7,585.92    16,500.00       0.00        21,100.00
 93     800 - first 5 years, 1000 - next 6 years, $1200 til MD    41,441.04   4,134.00    9,600.00        0.00          0.00
 28                          1715.66                              72,099.60   15,140.04   20,587.92    125,000.00       0.00
 12                          4433.33                             352,659.12   18,714.00   53,199.96       0.00          0.00
 90                            0.00                                 0.00        0.00        0.00          0.00          0.00
 105     $1,200 - 1st 5 yrs, $1,500 next 6 yrs, $1,800 til MD     42,407.16   10,805.04   14,400.00       0.00          0.00
 41                          1870.00                              3,942.48    1,151.00    22,440.00    516,000.00     20,000.00
  6                          7245.33                             196,250.28   29,510.04   86,943.96       0.00          0.00
 71                          2085.50                             149,975.04   18,692.40   25,026.00  $200,000 (LOC)   9,375.00
 133                         1270.83                              18,278.88   7,580.04    15,249.96       0.00        5,125.00
 142                          262.50                              25,651.56   2,196.00    3,150.00        0.00        9,375.00
 82                            0.00                                 0.00        0.00        0.00          0.00          0.00
 35                           587.35                             143,492.04   37,147.20   7,048.20        0.00          0.00
 48                          3571.25                              94,135.80   14,216.04   42,855.00       0.00          0.00



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
 42         0.00          NA
 99         0.00          NA
 14         0.00          NA
 40         0.00          NA
 27         0.00          NA
 139        0.00          NA
 68         0.00          NA
 18         0.00          NA
 17         0.00          NA
 26      625,000.00       NA
 56         0.00          NA
 138        0.00          NA
 100       625.00         Y - See Footnote 1
  2         0.00          NA
 109        0.00          NA
 135        0.00          NA
 117        0.00          NA
 116        0.00          NA
 112        0.00          NA
 24         0.00          NA
 79         0.00          NA
 113        0.00          Y - See Footnote 1
 61         0.00          NA
 37         0.00          Y - See Footnote 1
 49         0.00          Y - See Footnote 1
 55         0.00          NA
 92         0.00          NA
 76         0.00          NA
 78         0.00          NA
 128        0.00          NA
 132        0.00          NA
 22         0.00          NA
 87         0.00          NA
  9         0.00          NA
 21         0.00          NA
 32         0.00          NA
 80         0.00          NA
 59         0.00          NA
 43         0.00          NA
 57         0.00          NA
 74         0.00          NA
 47         0.00          NA
 60         0.00          NA
 103        0.00          NA
 93         0.00          NA
 28         0.00          NA
 12         0.00          NA
 90         0.00          NA
 105        0.00          NA
 41         0.00          NA
  6         0.00          NA
 71         0.00          NA
 133        0.00          NA
 142        0.00          NA
 82         0.00          NA
 35         0.00          Y - See Footnote 1
 48         0.00          NA




Control  Name                                                                                                                   Zip
Number   Property                                       Address                                           City         State    Code
------   --------                                       -------                                           ----         -----    ----
 98      Prince William Plaza                           14310 and 14440 Jefferson Davis Highway         Woodbridge       VA    22191
 96      Ramona Industrial Center                       740 Driving Park Avenue                          Rochester       NY    14215
 51      Residence Inn - Greenville                     120 Milestone Way                               Greenville       SC    29615
 33      Riverpark II                                   1200 River Road                                   Miquon         PA    19452
 83      Riverstone Apartments                          1870 South Atlanta Road                           Smyrna         GA    30080
 102     Sable Point Apartments Phase II                Sable Point Drive                                Hurricane       WV    25526
 125     San Pedro Mobile Home Park                     87401 State Road 905                            Islamorada       FL    33036
  5      San Tropez Apartments                          8025 West Russell Road                           Las Vegas       NV    89113
 15      School Street Shopping Center                  265 Ellington Road                             East Hartford     CT    06108
 46      Shaw's Plaza                                   620 Middle Street                                Weymouth        MA    02189
 54      Shillington Shopping Center                    500 East Lancaster Avenue                       Shillington      PA    19607
 52      Shoppes II at Riverdale Commons                12465 -12485 Poppy Street                       Coon Rapids      MN    55433
 62      Skipper Palms Shopping Center                  2526-2560 Bearss Avenue                            Tampa         FL    33618
 101     Stadium Village Shopping Center                917-935 Washington Avenue S.E.                  Minneapolis      MN    55414
 13      Sterling University Arbors                     1255 South College Street                         Auburn         AL    36830
 131     Studer Arms Apartments                         1600 Center St.                                   Jupiter        FL    33458
 114     Suffolk West Shopping Center                   817 West Constance Road                           Suffolk        VA    23434
 10      The Atrium at Gainesville                      2434 NW 41st Street                             Gainesville      FL    32606
 97      The Lighthouse Inn                             3208 NE 11st Street                            Pompano Beach     FL    33062
 58      The Village at Johnson Creek Apartments        400 S. Collins Street                            Arlington       TX    76010
  3      Thomson Consumer Electronics                   10330 North Meridian Street                    Indianapolis      IN    46290
 16      Tiger Plaza Apartments                         4445 Alvin Dark                                 Baton Rouge      LA    70820
 65      Town Square Shopping Center                    2001 Naperville Road                              Wheaton        IL    60187
 143     Trinity Park MHP                               1800 Meridian Ct.                                 Conroe         TX    77301
 38      Turtle Creek                                   121 Hickory Trace Dr.                            Nashville       TN    37211
 85      U-Haul Center City                             1201 Washington Avenue                         Philadelphia      PA    19147
 126     U-Haul Conroe Center                           1305 South I-45                                   Conroe         TX    77301
 89      U-Haul CT Clark Avenue                         6000 Clark Avenue                                Cleveland       OH    44102
 108     U-Haul Memorial                                1010 South Memorial Drive                          Tulsa         OK    74112
 72      U-Haul University                              6701 South Dixie Highway                           Miami         FL    33146
 110     University Commons                             600-602 Sherman Street                             Akron         OH    44311
 45      University Court Apartments                    2102 N. Walnut St.                              Ellensburg       WA    98926
 50      Vanderbilt Court Apartments                    12630 Ashford Point Dr.                           Houston        TX    77082
 129     Victory Place Apartments                       3144 Chateau Drive                              East Point       GA    30344
 141     Vista Plaza                                    3516-3544 East Southern Avenue                     Mesa          AZ    85204
  1      Washingtonian Center                           15 Grand Corner Avenue                         Gaithersburg      MD    20878
 130     Wellington Place Shopping Center               200-240 Grapevine Hwy                              Hurst         TX    76054
 30      Westlink Village Apartments                    505 North Tyler Street                            Wichita        KS    67212
 11      Wildwood Forest Apartments                     455 Wildwood Forest Drive                         Spring         TX    77380
 104     Winston Plaza                                  31760 - 31762 Mission Trail Road               Lake Elsinore     CA    92530




                           Monthly
                               P&I                                                                   For All
                          Payments       Monthly                                                     Balloon
                         Following           P&I                                                    Mortgage
           Cut-Off      Expiration       Payment              Original   Remaining                 Loans, the
             Date           of Any     Scheduled              Term to     Term to     Maturity     Remaining     Orig.    Remain.
Control      Loan       Applicable           for   Mortgage   Maturity    Maturity     Date or       Amort.      Amort.    Amort.
Number     Balance      IO Periods        6/1/00     Rate      or ARD      or ARD        ARD          Term        Term      Term
------     -------      ----------        ------     ----      ------      ------        ---          ----        ----      ----
 98       2,096,769         17,623        17,623   9.0000%       120         118      03/01/2010       298         300       298
 96       2,166,198         17,547        17,547   8.6250%       120         112      09/01/2009       304         312       304
 51       4,490,252         34,866        34,866   8.5830%       120         116      01/01/2010       356         360       356
 33       8,717,303         67,526        67,526   8.4300%       120         116      01/01/2010       356         360       356
 83       2,473,266         18,754        18,754   8.3200%       120         115      12/01/2009       355         360       355
 102      1,895,743         13,285        13,285   7.5000%       180         177      02/01/2015       357         360       357
 125      1,134,703          9,042         9,042   8.8700%       120         116      01/01/2010       356         360       356
  5      21,825,000        164,271       150,411   8.2700%       120         118      03/01/2010       360         360       360
 15      12,857,068        100,317       100,317   8.6400%       120         117      02/01/2010       357         360       357
 46       5,246,639         39,368        39,368   8.2300%       120         119      04/01/2010       359         360       359
 54       4,285,722         32,683        32,683   8.3750%       120         114      11/01/2009       354         360       354
 52       4,342,598         34,564        34,564   8.8600%       120         117      02/01/2010       357         360       357
 62       3,646,555         28,389        28,389   8.6250%       120         118      03/01/2010       358         360       358
 101      1,948,427         15,901        15,901   9.1500%       120         118      03/01/2010       358         360       358
 13      13,120,000         97,921        89,435   8.1800%       120         119      04/01/2010       360         360       360
 131        964,445          7,592         7,592   8.7500%       120         119      04/01/2010       359         360       359
 114      1,497,718         12,504        12,504   9.4000%       120         117      02/01/2010       357         360       357
 10      15,864,611        121,919       121,919   8.4700%       120         116      01/01/2010       356         360       356
 97       2,098,055         16,431        16,431   8.6900%       120         118      03/01/2010       358         360       358
 58       3,904,270         28,720        28,720   8.0000%       180         176      01/01/2015       356         360       356
  3      24,605,207        190,005       190,005   8.5400%       144         143      04/01/2012       359         360       359
 16      12,415,000         96,563        89,233   8.6250%       120         118      03/01/2010       360         360       360
 65       3,491,549         25,987        25,987   8.1250%       120         116      01/01/2010       356         360       356
 143        516,955          4,121         4,121   8.8750%       120         116      01/01/2010       356         360       356
 38       7,286,842         56,545        56,545   8.5800%       120         117      02/01/2010       357         360       357
 85       2,427,767         20,094        20,094   8.8200%       120         119      04/01/2010       299         300       299
 126      1,057,028          8,749         8,749   8.8200%       120         119      04/01/2010       299         300       299
 89       2,343,844         19,399        19,399   8.8200%       120         119      04/01/2010       299         300       299
 108      1,613,516         13,355        13,355   8.8200%       120         119      04/01/2010       299         300       299
 72       3,061,184         25,336        25,336   8.8200%       120         119      04/01/2010       299         300       299
 110      1,598,595         12,725        12,725   8.8700%       120         118      03/01/2010       358         360       358
 45       5,308,713         40,634        40,634   8.4400%       120         118      03/01/2010       358         360       358
 50       4,587,216         34,494        34,494   8.2300%       120         115      12/01/2009       355         360       355
 129        986,851          7,654         7,654   8.5700%       120         116      01/01/2010       356         360       356
 141        723,122          5,575         5,575   8.5000%       120         115      12/01/2009       355         360       355
  1      39,387,474        273,490       273,490   7.4000%       120         116      01/01/2010       356         360       356
 130        981,579          8,445         8,445   9.2900%       120         118      03/01/2010       298         300       298
 30       9,120,000         66,475        60,268   7.9300%       120         115      12/01/2009       360         360       360
 11      15,654,661        116,078       116,078   8.0800%       120         115      12/01/2009       355         360       355
 104      1,759,235         14,496        14,496   9.2500%       120         117      02/01/2010       357         360       357




               Is the
              Mortgage                                       Interest
                Loan                      Total                Rate      Effective      Is the
               Secured       Master     Administ-             During      Date of      Mortgage            Credit
                by a        Servicing    rative               Hyper-       Hyper       Loan an              Lease
Control        Ground          Fee         Fee       ARD      Amort        Amort      Actual/360    Loan    Loan         CTL
Number         Lease?         Rate        Rate      Loans    Period?    Provisions      Loan?      Seller   Flag      Guarantor
------         ------         ----        ----      -----    -------    ----------      -----      ------   ----      ---------
 98              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 96              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 51              Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 33              N           0.0250%    0.05385%      N         NA           NA           Y          ML
 83              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 102             N           0.0250%    0.05385%      N         NA           NA           N         FUNB
 125             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  5              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 15              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 46              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 54              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 52              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 62              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 101             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 13              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 131             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 114             Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 10              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 97              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 58              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  3              N           0.0250%    0.05385%      Y      10.54000%   04/01/2012       Y          ML
 16              N           0.0250%    0.06885%      N         NA           NA           Y         FUNB
 65              Y           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 143             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 38              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 85      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 126     Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 89      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 108     Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 72      Y (See Footnote 2)  0.0250%    0.05385%      N         NA           NA           Y         FUNB
 110             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 45              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 50              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 129             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 141             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
  1              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 130             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 30              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 11              N           0.0250%    0.05385%      N         NA           NA           Y         FUNB
 104             N           0.0250%    0.05385%      N         NA           NA           Y         FUNB




           Is the
          Mortgage
            Loan
           insured       Cross
            by a       Collater-                      Is the      Is the
            Lease        alized                      Mortgage    Mortgage     Is the
          Enhance-        and           Is the         Loan a      Loan      Mortgage
            ment          Cross        Mortgage        Semi-      secured     Loan an
           Policy      Defaulted        Loan a        Annual       by a      Interest
Control    or RVI         Loan        Defeasance     Mortgage    letter of    Reserve
Number     Policy?        Flag          Loan?         Loan?       credit?      Loan?     Lockbox
------     -------        ----          -----         -----       -------      -----     -------
 98           N                           Y             N            N           Y
 96           N                           Y             N            N           Y
 51           N                           Y             N            N           Y
 33           N                           Y             N            N           Y         Hard
 83           N                           Y             N            N           Y
 102          N                           N             N            N           N
 125          N                           Y             N            N           Y
  5           N                           Y             N            N           Y
 15           N                           Y             N            N           Y
 46           N                           Y             N            N           Y
 54           N                           Y             N            N           Y
 52           N                           Y             N            N           Y
 62           N                           Y             N            N           Y
 101          N                           Y             N            N           Y
 13           N                           Y             N            N           Y
 131          N                           Y             N            N           Y
 114          N                           Y             N            N           Y
 10           N                           Y             N            N           Y
 97           N                           Y             N            N           Y
 58           N                           N             N            N           Y
  3           N                           Y             N            N           Y         Hard
 16           N                           Y             N            N           Y
 65           N                           Y             N            N           Y
 143          N                           Y             N            N           Y
 38           N                           Y             N            N           Y
 85           N      U-Haul Pool III      Y             N            N           Y
 126          N      U-Haul Pool III      Y             N            N           Y
 89           N      U-Haul Pool III      Y             N            N           Y
 108          N      U-Haul Pool III      Y             N            N           Y
 72           N      U-Haul Pool III      Y             N            N           Y
 110          N                           Y             N            N           Y
 45           N                           Y             N            N           Y
 50           N                           N             N            N           Y
 129          N                           Y             N            N           Y
 141          N                           Y             N            N           Y
  1           N                           Y             N            N           Y
 130          N                           Y             N            N           Y
 30           N                           Y             N            N           Y
 11           N                           Y             N            N           Y
 104          N                           Y             N            N           Y




                                                                                           Annual
                             Monthly                                                         Dep
                           Replacement                             Annual      Annual     Replace-       Upfront       Initial
Control                      Reserves                                Tax      Insurance     ment        TI/LC at       Repair
Number                        Escrow                               Escrow      Escrow      Reserve       Closing      Reserves
------                        ------                               ------      ------      -------       -------      --------
 98                          1137.15                             41,459.40   5,222.04    13,645.80         0.00      106,968.75
 96                          1322.14                            102,276.12   4,413.00    15,865.68         0.00       45,725.00
 51                          6044.14                             47,328.00   11,301.24   74,819.40         0.00         0.00
 33                          1299.00                               0.00        0.00        0.00            0.00      938,500.00
 83                          1452.00                             19,318.20   8,712.00    17,424.00         0.00       17,018.75
 102                          625.00                             39,654.00   7,623.48    12,800.04         0.00         0.00
 125                          268.75                             11,842.80   2,296.92    3,225.00          0.00       10,937.50
  5                          7000.00                            210,464.64   30,000.00   84,000.00         0.00         0.00
 15                          1949.31                            181,203.48   36,824.04   23,391.72         0.00       30,250.00
 46                           994.84                            145,943.28   9,835.92    11,938.08         0.00       96,093.75
 54                          1131.45                             92,396.04   12,867.00   13,577.40         0.00      186,948.75
 52                           351.44                             33,871.08   7,013.04    4,217.28          0.00         0.00
 62                          1112.28                             81,597.12   14,688.96   13,347.36         0.00       38,585.00
 101                          162.83                             21,701.64   3,042.96    1,953.96        40,000.00      0.00
 13                          3750.00                            107,391.96     0.00      45,000.00         0.00       5,875.00
 131                          625.00                             13,375.08   7,623.48    7,500.00          0.00         0.00
 114                          594.48                             29,414.52   2,361.00    7,133.76          0.00       3,750.00
 10                          5020.83                            319,659.96   32,844.00   60,249.96         0.00         0.00
 97                           958.33                             21,858.84   13,727.16   11,499.96         0.00        875.00
 58                          2333.33                             85,104.00   18,206.04   27,999.96         0.00         0.00
  3                            0.00                                0.00        0.00        0.00            0.00         0.00
 16                          6250.00                             44,292.84   59,054.04   75,000.00         0.00       9,968.75
 65                           141.51                             43,721.64   2,499.96    1,698.12          0.00         0.00
 143                          225.00                             2,975.40    1,437.96    2,700.00          0.00       7,312.50
 38                          6906.67                            164,757.96   40,902.00   82,880.04         0.00       9,812.50
 85                           757.79                               0.00      3,848.04    8,938.92          0.00       12,000.00
 126                          499.00                               0.00      2,714.04    5,988.00          0.00       3,800.00
 89                           845.44                               0.00      3,843.00    10,145.28         0.00       8,575.00
 108                          609.33                               0.00      6,915.96    7,311.96          0.00         0.00
 72                           626.99                               0.00      6,911.04    7,395.96          0.00       5,750.00
 110                          750.00                             33,078.84   4,947.96    9,000.00          0.00         0.00
 45                          2125.00                             38,661.72   11,826.96   25,500.00         0.00         0.00
 50                          3075.00                             92,209.20   22,978.92   36,900.00         0.00       38,725.00
 129                         1104.00                             9,728.64    5,282.04    13,248.00         0.00       62,032.50
 141                          195.82                             18,028.80   2,705.04    2,349.84          0.00       1,875.00
  1                            0.00                             668,782.68   10,906.08     0.00            0.00         0.00
 130                          317.66                             30,113.16   2,062.08    3,811.92      $43,200 (LOC)  12,912.50
 30                          4000.00                             72,549.00   20,870.04   48,000.00         0.00         0.00
 11                            0.00                             203,825.88     0.00        0.00            0.00         0.00
 104                          497.96                             20,467.56   5,070.96    5,975.52     $100,000 (LOC)   937.50



          Initial
          Environ-      Future
Control   mental       TI/LC
Number    Reserves     Escrows?
------    --------     --------
 98         0.00           Y - See Footnote 1
 96         0.00           Y - See Footnote 1
 51         0.00           NA
 33       24,744.00        NA
 83         0.00           NA
 102        0.00           NA
 125        0.00           NA
  5         0.00           NA
 15         0.00           NA
 46         0.00           NA
 54         0.00           Y - See Footnote 1
 52         0.00           NA
 62      300,000.00        NA
 101        0.00           NA
 13         0.00           NA
 131        0.00           NA
 114        0.00           NA
 10         0.00           NA
 97         0.00           NA
 58         0.00           NA
  3         0.00           NA
 16         0.00           NA
 65         0.00           NA
 143        0.00           NA
 38       5,250.00         NA
 85         0.00           NA
 126        0.00           NA
 89         0.00           NA
 108        0.00           NA
 72         0.00           NA
 110        0.00           NA
 45         0.00           NA
 50         0.00           NA
 129        0.00           NA
 141        0.00           NA
  1         0.00           NA
 130        0.00           NA
 30         0.00           NA
 11         0.00           NA
 104        0.00           NA


(1) In addition to any such escrows funded at loan closing for potential TI/LC expenses, these loans require funds to be escrowed during some or all of the loan term for TI/LC expenses which may be incurred during the loan term. In certain instances, escrowed funds may be released to borrower upon satisfaction of certain leasing conditions.

(2) Fee interest subordinate to the leasehold interest (ie fee owner has joined in the mortgage)

                                   EXHIBIT C-1

                SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY


With respect to each Mortgage Loan, any and all intervening endorsements, thereon, endorsed on its face or by allonge attached thereto as required by clause (i) of the definition of Mortgage File.

                                   EXHIBIT C-2

                         FORM OF CUSTODIAL CERTIFICATION

                                                                   [Date]

ORIX Real Estate Capital Markets, LLC
1717 Main Street, 14th Floor
Dallas, Texas  75201
Attention:  [                     ]

Merrill Lynch Mortgage Capital, Inc.
World Financial Center
North Tower, Floor [  ]
New York, New York  10281

First Union Commercial Mortgage Securities, Inc.
One First Union Center
Charlotte, North Carolina 28228
Attention: Barry Reiner

First Union National Bank
8739 Research Drive B URP4, NC 1075
Charlotte, North Carolina 28262-1075

Attention:   First Union National Bank Commercial Mortgage Trust,
             Commercial Mortgage Pass-Through Certificates, Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust, Commercial Mortgage
    Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

Norwest Bank Minnesota, National Association, as Trustee, hereby certifies to the above referenced parties that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, except as specifically identified in the schedule of exceptions annexed hereto, (i) without regard to the proviso in the definition of "Mortgage File," all documents specified in clauses (i), (ii), (iv)(a), (v) and (vii), and to the extent provided in the related Mortgage File and actually known by a Responsible Officer of the Trustee to be required, clauses (iii),
(iv)(b), (iv)(c), (vi), (viii) and (ix) of the definition of "Mortgage File" are in its possession, (ii) all documents delivered or caused to be delivered by the applicable Mortgage

                                     C-2-1

Loan Seller constituting the related Mortgage File have been reviewed by it and appear regular on their face and appear to relate to such Mortgage Loan, and
(iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule for such Mortgage Loan with respect to the items specified in clauses (v) and (vi)(c) of the definition of "Mortgage Loan Schedule" is correct.

None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them under the Pooling and Servicing Agreement.

                                       Respectfully,


                                       ________________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                     C-2-2

                                   EXHIBIT D-1

                   FORM OF MASTER SERVICER REQUEST FOR RELEASE

                                                                      [Date]

Norwest Bank Minnesota, National Association
1015 10th Avenue S.E.
Minneapolis, Minnesota  55414

Attn: Corporate Trust Services (CMBS)-First Union National Bank, Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust, Commercial Mortgage
    Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Trustee under a certain Pooling and Servicing Agreement dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), by and among First Union Commercial Mortgage Securities, Inc., as Depositor, First Union National Bank, as Master Servicer, ORIX Real Estate Capital Markets, LLC as Special Servicer, and you, as Trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Property Address:

Control No.:

     The Mortgage File should be delivered to the following:


                                       ________________________________________

                                       ________________________________________

                                       ________________________________________

                                       Attn:___________________________________

                                       Phone:__________________________________

                                     D-1-1

If only particular documents in the Mortgage File are requested, please specify which:

Reason for requesting file (or portion thereof):

_____    1.       Mortgage Loan paid in full.

                  The Master Servicer hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement have been or will be so credited.

_____    2.       Other.  (Describe)

                  _____________________________________________________________

                  _____________________________________________________________


     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                    FIRST UNION NATIONAL BANK,
                                     as Master Servicer


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                     D-1-2

                                   EXHIBIT D-2

                  FORM OF SPECIAL SERVICER REQUEST FOR RELEASE

                                                                     [Date]

Norwest Bank Minnesota, National Association
1015 10th Avenue S.E.
Minneapolis, Minnesota 55414

Attn: Corporate Trust Services (CMBS)-First Union National Bank, Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust, Commercial Mortgage
    Pass-Through Certificates, Series 2000-C1

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Trustee under a certain Pooling and Servicing Agreement dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), by and among First Union Commercial Mortgage Securities, Inc., as Depositor, First Union National Bank, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and you, as Trustee, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.

Property Name:

Property Address:

Control No.:

     The Mortgage File should be delivered to the following:


                                       ________________________________________

                                       ________________________________________

                                       ________________________________________

                                       Attn:___________________________________

                                       Phone:__________________________________

                                     D-2-1

     If only particular documents in the Mortgage File are requested, please specify which:











                                     D-2-2

Reason for requesting file (or portion thereof):

_____    1.       The Mortgage Loan is being foreclosed.

_____    2.       Other.  (Describe)

                  _____________________________________________________________

                  _____________________________________________________________

     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

                                       ORIX REAL ESTATE CAPITAL
                                       MARKETS, LLC
                                       as Special Servicer

                                       By:_____________________________________

                                          Name:________________________________

                                          Title:_______________________________

                                     D-2-3

                                    EXHIBIT E

                 CALCULATION OF NOI/DEBT SERVICE COVERAGE RATIOS

     "Net Cash Flow" shall mean the revenue derived from the use and operation of a Mortgaged Property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net Cash Flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures, but does reflect reserves for replacements and an allowance for vacancies and credit losses.

     In determining the "revenue" component of Net Cash Flow for each Rental Property, the Special Servicer shall rely on the most recent rent roll supplied by the related borrower and where the actual vacancy shown thereon and the market vacancy is less than 5%, the Special Servicer shall assume a 5% vacancy in determining revenue from rents, except that in the case of certain anchored shopping centers, space occupied by anchor or single tenants or other large creditworthy tenants shall be disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective Mortgage Loan Seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the Special Servicer shall determine revenue from rents by generally relying on the most recent roll supplied and the greater of (a) actual historical vacancy at the related Mortgaged Property, (b) historical vacancy at comparable properties in the same market as the related Mortgaged Property, and (c) 5.0%. In determining rental revenue for multifamily, self-storage and mobile home park properties, the Special Servicer shall either review rental revenue shown on the certified rolling 12-month operating statements or annualize the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other Rental Properties, the Special Servicer shall annualize rental revenue shown on the most recent certified rent roll, after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon. In the case of hospitality properties, gross receipts shall be determined on the basis of adjusted average occupancy not to exceed 80.0% and daily rates achieved during the prior two to three year annual reporting period. In the case of residential health care facilities, receipts shall be based on historical occupancy levels, historical operating revenues and the then current occupancy rates. Occupancy rates for private health care facilities shall be within current market ranges and vacancy levels shall be at a minimum of 5%. In general, any non-recurring items and non-property related revenue shall be eliminated from the calculation except in the case of residential health care facilities.

         In determining the "expense" component of Net Cash Flow for each Mortgaged Property, the Special Servicer shall rely on the rolling 12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements is available, the newer information shall be used, (b) with respect to each Mortgaged Property, property management fees shall be assumed to be 3% to 7% of effective gross revenue (except with respect to hospitality properties, where a minimum of 3.5% of gross receipts shall be assumed, and with respect to limited service hospitality properties, where a minimum of 4.0% of gross receipts shall be assumed and, with respect to single tenant properties, where fees as low as 1.5% of effective gross receipts shall be assumed), (c) assumptions shall be made with respect to reserves for leasing commission, tenant improvement expenses and capital expenditures and (d) expenses shall be assumed to include annual replacement reserves equal to (1) in the case of retail, office, industrial and two mixed use multifamily/retail properties, not less than $0.10 and not more than $0.15 per square foot net rentable commercial area, (2) in the case of multifamily and three mixed use multifamily/retail properties, not less than $250 per residential unit per year, depending on the condition of the property, (3) in the case of hospitality properties, not less than 4% and not more than 5% of the gross revenues received by the property owner on an ongoing basis, (4) in the case of residential healthcare facilities, $200 to $350 per bed per year and (5) in the case of the mobile home parks, not less than $50 or more than $100 per pad per year. In addition, in some instances, the Special Servicer may recharacterize as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where determined appropriate.

                                    EXHIBIT F

                                   [RESERVED]

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                                                                      [Date]

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette-MAC#N9303-121
Minneapolis, Minnesota  55479-0113

Attn: Corporate Trust Services (CMBS) - First Union National Bank, Series
      2000-C1

      Re: First Union National Bank Commercial Mortgage Trust,
          Commercial Mortgage Pass-Through Certificates,
          Series 2000-C1   (the "Certificates")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial principal balance as of May 11, 2000 (the "Closing Date") of $_____________ evidencing a __% percentage interest in the Class to which it belongs. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2000, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of

                                     G-1-1
     any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.

                                       Very truly yours,


                                       ________________________________________
                                                   (Transferor)

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                     G-1-2

                                  EXHIBIT G-2

                         FORM OF TRANSFEREE CERTIFICATE
                                    FOR QIBs

                                                                   [Date]

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette-MAC#N9303-121
Minneapolis, Minnesota  55479-0113

Attn: Corporate Trust Services (CMBS) - First Union National Bank
      Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust,
    Commercial Mortgage Pass-Through Certificates,
    Series 2000-C1   (the "Certificates")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial principal balance as of May 11, 2000 (the "Closing Date") of $_____________ evidencing a __% percentage interest in the Class to which it belongs. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2000, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act") and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale,

                                     G-2-1
     pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. In the case of a Class A Certificate or Class IO Certificate, the Transferee is either (A) not an Aemployee benefit plan@ subject to ERISA or a Aplan@ described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan=s investment in such entity (each, a APlan@) or (B) qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Certificates are rated in one of the top three rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Section III of Department of Labor Prohibited Transaction Class Exemption 95-60.

          In the case of a Subordinated Certificate, the Transferee is either
     (A) not an Aemployee benefit plan@ subject to ERISA or a Aplan@ described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan=s investment in such entity (each, a APlan@) or (B) an insurance company general account which is eligible for, and satisfies all of the requirements for, exemptive relief under Section III of Department of Labor Prohibited Transaction Class Exemption 95-60 (APTE 95-60").

          3. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

          4. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

     [IN THE CASE OF THE UNREGISTERED CERTIFICATES]: THE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     -AND-

                                     G-2-2

     [IN THE CASE OF CLASS A AND CLASS IO CERTIFICATES]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY AEMPLOYEE BENEFIT PLAN@ SUBJECT TO ERISA OR A APLAN@ DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN=S INVESTMENT IN SUCH ENTITY (EACH, A APLAN@) UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

     [IN THE CASE OF SUBORDINATED CERTIFICATES]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY AEMPLOYEE BENEFIT PLAN@ SUBJECT TO ERISA OR A APLAN@ DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN=S INVESTMENT IN SUCH ENTITY (EACH, A APLAN@) UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (APTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

          5. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee

                                     G-2-3
     will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

                                       Very truly yours,

                                       ________________________________________
                                                    (Transferee)

                                       By:_____________________________________

                                          Name:________________________________

                                          Title:_______________________________

                                     G-2-4

                                                         ANNEX 1 TO EXHIBIT G-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $ / in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on, a discretionary basis at least $10,000,000 in securities.] and (ii) the Transferee satisfies the criteria in the category marked below.

     ____ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in
               Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     ____ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

     ____ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and

               (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     ____      Broker-dealer. The Transferee is a dealer registered pursuant to
               Section 15 of the Securities Exchange Act of 1934.

     ____ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     ____ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ____ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ____ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

     ____ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ________   ________     Will the Transferee be purchasing the Transferred
        Yes         No        Certificate only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                       Print Name of Transferee

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Date:___________________________________

                                                         ANNEX 2 TO EXHIBIT G-2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     ____ The Transferee owned and/or invested on a discretionary basis $____________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
               144A).

     ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

     ________   ________    Will the Transferee be purchasing the Transferred
       Yes         No       Certificate only for the Transferee's own account?

     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       Print Name of Transferee or Adviser

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                   EXHIBIT G-3

                         FORM OF TRANSFEREE CERTIFICATE

                                  FOR NON-QIBs

                                                                       [Date]

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette-MAC#N9303-121
Minneapolis, Minnesota  55479-0113

Attn: Corporate Trust Services (CMBS) - First Union National Bank Commercial
      Mortgage Trust, Series 2000-C1

Re:   First Union National Bank Commercial Mortgage Trust,
      Commercial Mortgage Pass-Through Certificates,
      Series 2000-C1 (the "Certificates")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") having an initial principal balance as of May 11, 2000 (the "Closing Date") of $_____________ evidencing a __% percentage interest in the Class to which it belongs. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2000, among First Union Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

                                     G-3-1

     2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee or the Certificate Registrar is obligated so to register or qualify the Certificates and (c) the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either (A) certifications from both the transferor and the transferee (substantially in the forms attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based. Any holder of a Certificate desiring to effect such a transfer shall, and upon acquisition of such Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

     [IN THE CASE OF UNREGISTERED CERTIFICATES]: THE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION
5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

-AND-

     [IN THE CASE OF CLASS A AND CLASS IO CERTIFICATES]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY AEMPLOYEE BENEFIT PLAN@ SUBJECT TO ERISA OR A APLAN@ DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN S INVESTMENT IN SUCH ENTITY (EACH, A "PLAN") UNLESS SUCH PLAN QUALIFIES AS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A)(1) OF REGULATION D UNDER THE SECURITIES ACT AND EITHER (1) AT THE TIME OF SUCH TRANSFER, THE CERTIFICATES ARE RATED IN ONE OF THE TOP THREE RATING

                                     G-3-2

CATEGORIES BY AT LEAST ONE RATING AGENCY, OR (2) THE PURCHASER IS AN INSURANCE COMPANY GENERAL ACCOUNT THAT IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS OF, SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60. EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

     [IN THE CASE OF SUBORDINATED CERTIFICATES]: NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY AEMPLOYEE BENEFIT PLAN@ SUBJECT TO ERISA OR A APLAN@ DESCRIBED BY SECTION 4975(E)(1) OF THE CODE, OR ANY ENTITY DEEMED TO HOLD PLAN ASSETS OF THE FOREGOING BY REASON OF A PLAN=S INVESTMENT IN SUCH ENTITY (EACH, A APLAN@) UNLESS IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ELIGIBLE FOR, AND SATISFIES ALL OF THE REQUIREMENTS FOR, EXEMPTIVE RELIEF UNDER SECTION III OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (APTE 95-60"). EACH PERSON WHO ACQUIRES THIS CERTIFICATE SHALL BE DEEMED TO HAVE CERTIFIED THAT THE FOREGOING CONDITIONS ARE SATISFIED, AND THAT IT WILL NOT TRANSFER THIS CERTIFICATE IN VIOLATION OF THE FOREGOING.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Pooling and Servicing Agreement, and (d) all related matters, that it has requested.

                                     G-3-3

     6. The Transferee is an "accredited investor" as defined in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

                                       Very truly yours,

                                       ________________________________________
                                                       (Transferee)

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                     G-3-4

                                    EXHIBIT H

                         FORM OF TRANSFEREE CERTIFICATE

                                                                        [Date]

Norwest Bank Minnesota, National Association
Norwest Center Sixth and Marquette-MAC#N9303-121
Minneapolis, Minnesota  55479-0113

Attn: Corporate Trust Services (CMBS) - First Union National Bank Commercial
      Mortgage Trust, Series 2000-C1

Re:   First Union National Bank Commercial Mortgage Trust,
      Commercial Mortgage Pass-Through Certificates,
      Series 2000-C1 (the "Certificates")

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of the Class ______________ Certificates (the "Transferred Certificate") having an initial principal balance as of May 11, 2000 (the "Closing Date") of $_____________ evidencing a __% interest in the Classes to which they belong. The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you that:

     In the case of a Class A Certificate or a Class IO Certificate, the Transferee is either (A) not an Aemployee benefit plan@ subject to ERISA or a Aplan@ described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan=s investment in such entity (each, a APlan@) or (B) qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act and either (1) at the time of such transfer, the Certificates are rated in one of the top three rating categories by at least one Rating Agency, or (2) the purchaser is an insurance company general account that is eligible for, and satisfies all of the requirements of, Section III of Department of Labor Prohibited Transaction Class Exemption 95-60.

     In the case of a Subordinated Certificate, the Transferee is either (A) not an Aemployee benefit plan@ subject to ERISA or a Aplan@ described by Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of the foregoing by reason of a plan=s investment in such entity (each, a APlan@) or
(B) an insurance company general account which is eligible for, and satisfies all of the requirements for, exemptive relief under Section III of Department of Labor Prohibited Transaction Class Exemption 95-60 (APTE 95-60").

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

                                       ________________________________________
                                                  [Name of Transferee]

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                        PURSUANT TO SECTION 5.02(d)(i)(B)

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     [NAME OF OFFICER], being first duly sworn, deposes, and represents and warrants:

          1. That he is a [Title of Officer] of [Name of Owner] (the "Owner"), a corporation duly organized and existing under the laws of the [State of ___________] [the United States], and the owner of the First Union Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2000-C1, Class [R-I, R-II, R-III, R-IV] evidencing a ___% Percentage Interest in the Class to which its belongs (the "Class [R-I, R-II, R-III, R-IV] Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement dated as of May 1, 2000, among First Union Commercial Mortgage Securities, Inc., as Depositor, First Union National Bank as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer and Norwest Bank Minnesota, National Association.

          2. That the Owner (i) is and will be a "Permitted Transferee" as of ________, _______ and (ii) is acquiring the Class [R-I, R-II, R-III, R-IV] Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except of the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Internal Revenue Code of 1986, as amended (the "Code")) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
     Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class [R-I, R-II, R-III, R-IV] Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than

                                     I-1-1
     such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class [R-I, R-II, R-III, R-IV] Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of the United States, any State thereof or the District of Columbia unless in the case of a partnership, Treasury Regulations are adopted that provide otherwise, or an estate whose income is includable in gross income for federal tax income purposes regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a)(30) of the Code.

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-I, R-II, R-III, R-IV] Certificates to disqualified organizations under the Code that applies to all transfers of the Class [R-I, R-II, R-III, R-IV] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I, R-II, R-III, R-IV] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-I, R-II, R-III, R-IV] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

          5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class [R-I, R-II, R-III, R-IV] Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the

                                     I-1-2
     same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I, R-II, R-III, R-IV] Certificates will only be owned, directly or indirectly, by Permitted Transferees.

          7. That the Owner's taxpayer identification number is _____________.

          8. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I, R-II, R-III, R-IV] Certificates and the provisions of
     Section 5.02 of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III, R-IV] Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of
     Section 5.02); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. That the Owner is not acquiring and will not transfer the Class [R-I, R-II, R-III, R-IV] Certificates in order to impede the assessment or collection of any tax.

          10. That the Owner anticipates that it will, so long as it holds any of the Class [R-I, R-II, R-III, R-IV] Certificates, have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III, R-IV] Certificates.

          11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class [R-I, R-II, R-III, R-IV] Certificates.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class [R-I, R-II, R-III, R-IV] Certificates that the Owner intends to pay taxes associated with holding the Class [R-I, R-II, R-III, R-IV] Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I, R-II, R-III, R-IV] Certificates.

          13. That the Owner is not acquiring the Class [R-I, R-II, R-III, R-IV] Certificates with the intent to transfer any of the Class [R-I, R-II, R-III, R-IV] Certificates to any person or

                                     I-1-3
     entity that will not have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III, R-IV] Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III, R-IV] Certificates remain outstanding.

          14. That the Owner will, in connection with any transfer that it makes of the Class [R-I, R-II, R-III, R-IV] Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III, R-IV] Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. That the Owner will, in connection with any transfer that it makes of any Class [R-I, R-II, R-III, R-IV] Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class [R-I, R-II, R-III, R-IV] Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class [R-I, R-II, R-III, R-IV] Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III, R-IV] Certificates remain outstanding; and (iii) is not a "Permitted Transferee".

          16. That the Owner (i) calculated present values in accordance with Proposed Treasury Regulation Sections 1.860E-1(c)(4)(iii) and 1.860E-1(c)(5) using a discount rate at least equal to the lesser of (A) the applicable Federal rate prescribed by Section 1274(d) of the Code, compounded semiannually, and (B) the rate at which the Owner regularly borrows, in the ordinary course of its trade or business, substantial funds from unrelated third parties, or (ii) calculated present values in such manner as may be provided in, and otherwise complied with, applicable temporary and/or final Treasury Regulations promulgated with respect to Proposed Treasury Regulation Sections 1.860E-1(c)(4)(iii) and 1.860E-1(c)(5).

                                     I-1-4

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and Authorized Signatory, attested by its Assistant Secretary, this ____ day of _____, ___.

                                       [NAME OF OWNER]

                                       By:____________________________________
                                          [Name of Officer]
                                          [Title of Officer]

_______________________________
[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer], and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of _____, _____.


                                       ________________________________________
                                       NOTARY PUBLIC

                                       COUNTY OF ______________________________

                                       STATE OF _______________________________


                                       My Commission expires the
                                       ____ day of ___________,
                                       ____.

                                     I-1-5

                                   EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE

                        PURSUANT TO SECTION 5.02(d)(i)(D)

                                                                        [Date]

Norwest Bank Minnesota, National Association
Norwest Center
Sixth and Marquette-MAC#N9303-121
Minneapolis, Minnesota  55479-0113

Attn: Corporate Trust Services (CMBS) - First Union National Bank Commercial
      Mortgage Trust, Series 2000-C1

Re:   First Union National Bank Commercial Mortgage Trust,
      Commercial Mortgage Pass-Through Certificates,
      Series 2000-C1, Class [R-I, R-II, R-III, R-IV], evidencing a ____% percentage interest in the Class to which they belong

Dear Sirs:

     This letter is delivered to you in connection with the transfer by (the "Transferor") to ______________________ (the "Transferee") of the captioned Class [R-I, R-II, R-III, R-IV] Certificates (the "Class [R-I, R-II, R-III, R-IV] Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2000, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

          1. No purpose of the Transferor relating to the transfer of the Class [R-I, R-II, R-III, R-IV] Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Transferor does not know or believe that any representation contained therein is false.

                                     I-2-1

          3. The Transferor at the time of this transfer either (i)(A) has conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future, and (B) has determined that the present value of the anticipated tax liabilities associated with holding of the Class [R-I, R-II, R-III, R-IV] Certificates does not exceed the sum of (1) the present value of any consideration given to the Transferee to acquire the Class [R-I, R-II, R-III, R-IV] Certificates, (2) the present value of the expected future distributions on the Class [R-I, R-II, R-III, R-IV] Certificates, and (3) the present value of the anticipated tax savings associated with the holding the Class [R-I, R-II, R-III, R-IV] Certificates as the REMIC generates losses (having made such determination by (I) assuming that the Transferee pays tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, and (II) utilizing a discount rate for present valuations equal to the applicable Federal rate prescribed by Section 1274(d) of the Code, compounded semi-annually (or a lower discount rate based on the Transferee having demonstrated that it regularly borrows, in the ordinary course of its trade or business, substantial funds at such lower rate from unrelated third parties)), or (ii) based on an adequate review of the relevant facts and circumstances, neither knows nor should know that the Transferee would be unwilling, or unable to pay any taxes due on its share of the taxable income of [REMIC I, REMIC II, REMIC III, REMIC IV].

          4. The Transferor understands that the transfer of the Class [R-I, R-II, R-III, R-IV] Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the tests described above in Paragraph 3(i) or 3(ii) have been met as to any transfer.

                                        Very truly yours,

                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                     I-2-2

                                   EXHIBIT J-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT

                                                                        [Date]

Standard & Poor's Ratings Services
55 Water Street
New York, New York  10041

Fitch IBCA, Inc.
One State Street Plaza
New York, New York  10004

Ladies and Gentlemen:

     This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of May 1, 2000 relating to First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Agreement"). Any term with initial capital letters not otherwise defined in this notice has the meaning given such term in the Agreement.

     Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated ___________________ to serve as the Special Servicer under the Agreement.

     The designation of ____________________ as Special Servicer will become final if certain conditions are met and on the date you will deliver to Norwest Bank Minnesota, National Association, the trustee under the Agreement (the "Trustee"), a written confirmation stating that the appointment of the person designated to become the Special Servicer will not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates.

                                     J-1-1

     Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee, in the enclosed stamped self-addressed envelope.

                                       Very truly yours,

                                       NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION

                                       By:_____________________________________

                                       Title:__________________________________


Receipt acknowledged:

Standard & Poor's Ratings Services     Fitch IBCA, Inc.

By:________________________________    By:_____________________________________

Title:_____________________________    Title:__________________________________

Date:______________________________    By:_____________________________________

                                     J-1-2

                                   EXHIBIT J-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER

                                                                      [Date]

Norwest Bank Minnesota, National Association
11000 Broken Land Parkway
Columbia, Maryland 21044-3562
Attn: First Union National Bank, Series 2000-C1

Ladies & Gentlemen:

     Pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of May 1, 2000 relating to First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in
Section 3.23(b) of the Agreement as if it were the Special Servicer thereunder.


                                       ________________________________________

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                     J-2-1

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                                   [RESERVED]

                                    EXHIBIT M

                        FORM OF CMSA PROPERTY FILE REPORT

                             IV. CMSA PROPERTY FILE

                   COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                              CMSA "PROPERTY" FILE

                              (DATA RECORD LAYOUT)

                             CROSS REFERENCED AS "P"

================================================================================
                                                                     FORMAT
            FIELD NAME                    NUMBER                     EXAMPLE
================================================================================
Current Allocated Percentage                20        Numeric         0.75
--------------------------------------------------------------------------------
Current Allocated Ending Scheduled Loan     21        Numeric      5900900.00
Amount
--------------------------------------------------------------------------------
Ground Lease (Y/S/N)                        22          AN              N
--------------------------------------------------------------------------------
Total Reserve Balance                       23        Numeric       25000.00
--------------------------------------------------------------------------------
Most Recent Appraisal Date                  24          AN          YYYYMMDD
--------------------------------------------------------------------------------
Most Recent Appraisal Value                 25        Numeric      1000000.00
--------------------------------------------------------------------------------
Date Asset Expected to Be Resolved or       26          AN          YYYYMMDD
--------------------------------------------------------------------------------
Date Asset Expected to Be Resolved or       26          AN          YYYYMMDD
Foreclosed
--------------------------------------------------------------------------------
Foreclosure Date                            27          AN          YYYYMMDD
--------------------------------------------------------------------------------
REO Date                                    28          AN          YYYYMMDD
--------------------------------------------------------------------------------
Most Recent Physical Occupancy              29        Numeric         0.75
--------------------------------------------------------------------------------
Occupancy As of Date                        30          AN          YYYYMMDD
--------------------------------------------------------------------------------
Date Lease Rollover Review                  31          AN          YYYYMMDD
--------------------------------------------------------------------------------
% Sq. Feet expiring 1-12 months             32        Numeric          0.2
--------------------------------------------------------------------------------
% Sq. Feet expiring 13-24 months            33        Numeric          0.2
--------------------------------------------------------------------------------
% Sq. Feet expiring 25-36 months            34        Numeric          0.2
--------------------------------------------------------------------------------
% Sq. Feet expiring 37-48 months            35        Numeric          0.2
--------------------------------------------------------------------------------
% Sq. Feet expiring 49-60 months            36        Numeric          0.2
--------------------------------------------------------------------------------
Largest Tenant                              37          AN            Text
--------------------------------------------------------------------------------
Square Feet of Largest Tenant               38        Numeric         15000
--------------------------------------------------------------------------------
2nd Largest Tenant                          39          AN            Text
--------------------------------------------------------------------------------
Square Feet of 2nd Largest Tenant           40        Numeric         15000
--------------------------------------------------------------------------------
3rd Largest Tenant                          41          AN            Text
--------------------------------------------------------------------------------
Square Feet of 3rd Largest Tenant           42        Numeric         15000
--------------------------------------------------------------------------------
Fiscal Year End Month                       43        Numeric          MM
--------------------------------------------------------------------------------
Contribution Financials As Of Date          44          AN          YYYYMMDD
--------------------------------------------------------------------------------
Revenue At Contribution                     45        Numeric      1000000.00
--------------------------------------------------------------------------------
Operating Expenses At Contribution          46        Numeric      1000000.00
--------------------------------------------------------------------------------
NOI At Contribution                         47        Numeric      1000000.00
================================================================================

================================================================================

==============================================================================================
                                                                                   LOAN FIELD
                     DESCRIPTION/COMMENTS                                          REFERENCE
==============================================================================================
Maintained by servicer. If not supplied in by Issuer or Underwriter, use
Underwriting NOI or NCF to calculate
----------------------------------------------------------------------------------------------
Calculation based on Current Allocated Percentage and Current Ending
Scheduled Principal Balance (L7) for associated loan.                                  L7
----------------------------------------------------------------------------------------------
Either Y=Yes, S=Subordinate, N=No ground lease                                        S74
----------------------------------------------------------------------------------------------
For Maintenance, Repairs, & Environmental.  (Excludes Tax & Insurance                 S77
Escrows). An amount should be printed if the value in Setup File field 77 is "Y"
----------------------------------------------------------------------------------------------
                                                                                      L74
----------------------------------------------------------------------------------------------
                                                                                      L75
----------------------------------------------------------------------------------------------
Could be different dates for different properties.  If in Foreclosure-Expected        L79
Date of Foreclosure and if REO - Expected Sale Date.
----------------------------------------------------------------------------------------------
                                                                                      L42
 ---------------------------------------------------------------------------------------------
                                                                                      L43
----------------------------------------------------------------------------------------------
                                                                                      L71
----------------------------------------------------------------------------------------------
Typically should be the effective date of the Rent Roll
----------------------------------------------------------------------------------------------
Rollover review to be completed every 12 months
----------------------------------------------------------------------------------------------
Apply to Property Types - RT, IN, WH, OF, MU, OT                                      S62
----------------------------------------------------------------------------------------------
Apply to Property Types - RT, IN, WH, OF, MU, OT                                      S62
----------------------------------------------------------------------------------------------
Apply to Property Types - RT, IN, WH, OF, MU, OT                                      S62
----------------------------------------------------------------------------------------------
Apply to Property Types - RT, IN, WH, OF, MU, OT                                      S62
----------------------------------------------------------------------------------------------
Apply to Property Types - RT, IN, WH, OF, MU, OT                                      S62
----------------------------------------------------------------------------------------------
For Office, WH, Retail, Industrial, Other or Mixed Use, as applicable
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
For Office, WH, Retail, Industrial, Other or Mixed Use, as applicable
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
For Office, WH, Retail, Industrial, Other or Mixed Use, as applicable
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Needed to indicate month ending for borrower's Fiscal Year. For example: "12"
----------------------------------------------------------------------------------------------
                                                                                      S72
----------------------------------------------------------------------------------------------
Should match the prospectus if available.  At the Property Level                      S70
----------------------------------------------------------------------------------------------
Should match the prospectus if available.  At the Property Level                      S71
----------------------------------------------------------------------------------------------
Should match the prospectus if available.  At the Property Level                      S65
==============================================================================================

                   COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                              CMSA "Property" File

                              (Data Record Layout)

================================================================================
                                                                      FORMAT
             FIELD NAME                    NUMBER                    EXAMPLE
================================================================================
DSCR (NOI) At Contribution                   48        Numeric         1.5
--------------------------------------------------------------------------------
Appraisal Value At Contribution              49        Numeric      1000000.00
--------------------------------------------------------------------------------
                                             50                      YYYYMMDD
--------------------------------------------------------------------------------
Physical Occupancy At Contribution           51        Numeric         0.9
--------------------------------------------------------------------------------
                                             52                      YYYYMMDD
--------------------------------------------------------------------------------
Preceding Fiscal Year Financial As of Date   53          AN          YYYYMMDD
--------------------------------------------------------------------------------
Preceding Fiscal Year Revenue                54        Numeric      1000000.00
--------------------------------------------------------------------------------
Preceding Fiscal Year Operating Expenses     55        Numeric      1000000.00
--------------------------------------------------------------------------------
Preceding Fiscal Year NOI                    56        Numeric      1000000.00
--------------------------------------------------------------------------------
Preceding Fiscal Yr Debt Service Amount      57        Numeric      1000000.00
--------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NOI)             58        Numeric         1.30
--------------------------------------------------------------------------------
Preceding Fiscal Year Physical Occupancy     59        Numeric         0.90
--------------------------------------------------------------------------------
Second Preceding FY Financial As of Date     60          AN          YYYYMMDD
--------------------------------------------------------------------------------
Second Preceding Fiscal Year Revenue         61        Numeric      1000000.00
--------------------------------------------------------------------------------
Second Preceding FY Operating Expenses       62        Numeric      1000000.00
--------------------------------------------------------------------------------
Second Preceding Fiscal Year NOI             63        Numeric      1000000.00
--------------------------------------------------------------------------------
Second Preceding FY Debt Service Amount      64        Numeric      1000000.00
--------------------------------------------------------------------------------
Second Preceding Fiscal Year DSCR (NOI)      65        Numeric         1.3
--------------------------------------------------------------------------------
Second Preceding FY Physical Occupancy       66        Numeric         0.9
--------------------------------------------------------------------------------
Property Contribution Date                   67          AN          YYYYMMDD
--------------------------------------------------------------------------------
Most Recent Revenue                          68        Numeric      1000000.00
--------------------------------------------------------------------------------
Most Recent Operating Expenses               69        Numeric      1000000.00
--------------------------------------------------------------------------------
Most Recent NOI                              70        Numeric      1000000.00
--------------------------------------------------------------------------------
Most Recent Debt Service Amount              71        Numeric      1000000.00
--------------------------------------------------------------------------------
Most Recent DSCR (NOI)                       72        Numeric         2.55
--------------------------------------------------------------------------------
Most Recent Financial As of Start Date       73          AN          YYYYMMDD
--------------------------------------------------------------------------------
Most Recent Financial As of End Date         74          AN          YYYYMMDD
--------------------------------------------------------------------------------
Most Recent Financial Indicator              75          AN            TorY
--------------------------------------------------------------------------------
NCF At Contribution                          76        Numeric      1000000.00
--------------------------------------------------------------------------------
DSCR (NCF) At Contribution                   77        Numeric         1.5
--------------------------------------------------------------------------------
Preceding Fiscal Year NCF                    78        Numeric      1000000.00
================================================================================

===============================================================================================
                                                                                     LOAN FIELD
                             DESCRIPTION/COMMENTS                                    REFERENCE
===============================================================================================
Should match the prospectus if available.                                               S66
-----------------------------------------------------------------------------------------------
                                                                                        S67
-----------------------------------------------------------------------------------------------
                                                                                        S68
-----------------------------------------------------------------------------------------------
                                                                                        S69
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                                        L58
-----------------------------------------------------------------------------------------------
                                                                                        L52
-----------------------------------------------------------------------------------------------
                                                                                        L53
-----------------------------------------------------------------------------------------------
                                                                                        L54
-----------------------------------------------------------------------------------------------
Calculate using P20 (percentage) to get the allocated amount for each property          L55
-----------------------------------------------------------------------------------------------
Uses the property NOI and the allocated debt service amount                             L56
-----------------------------------------------------------------------------------------------
                                                                                        L57
-----------------------------------------------------------------------------------------------
                                                                                        L65
-----------------------------------------------------------------------------------------------
                                                                                        L59
-----------------------------------------------------------------------------------------------
                                                                                        L60
-----------------------------------------------------------------------------------------------
                                                                                        L61
-----------------------------------------------------------------------------------------------
Calculate using P20 (percentage) to get the allocated amount for each property          L62
-----------------------------------------------------------------------------------------------
Uses the prooerty NOI and the allocated debt service amount                             L63
-----------------------------------------------------------------------------------------------
                                                                                        L64
-----------------------------------------------------------------------------------------------
Date Property was contributed                                                           L85
-----------------------------------------------------------------------------------------------
Most Recent Revenue                                                                     L66
-----------------------------------------------------------------------------------------------
Most Recent Operating Expenses                                                          L67
-----------------------------------------------------------------------------------------------
Most Recent Net Operating Income                                                        L68
-----------------------------------------------------------------------------------------------
Calculate using P20 (percentage) to get the allocated amount for each property          L69
-----------------------------------------------------------------------------------------------
Uses the property NOI and the allocated debt service amount                             L70
-----------------------------------------------------------------------------------------------
Start date used to calculate Most Recent information either YTD or trailing 12
months                                                                                  L72
-----------------------------------------------------------------------------------------------
End date used to calculate Most Recent information either YTD or trailing 12 months     L73
-----------------------------------------------------------------------------------------------
T=Trailing 12 months Y=Year to Date                                                     L82
-----------------------------------------------------------------------------------------------
Net Cash Flow At Contribution. Should match the prospectus if available.                S83
-----------------------------------------------------------------------------------------------
DSCR At Contribution using NCF to calculate. Should match the prospectus if available.  S84
-----------------------------------------------------------------------------------------------
Preceding Fiscal Year Net Cash Flow related to Financial As of Date P53.                L92
===============================================================================================

                   COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                              CMSA "PROPERTY" FILE

                              (DATA RECORD LAYOUT)

                             CROSS REFERENCED AS "P"

================================================================================
                                           FIELD                      FORMAT
            FIELD NAME                    NUMBER        TYPE         EXAMPLE
================================================================================
Preceding Fiscal Year DSCR (NCF)            79        Numeric          2.55
--------------------------------------------------------------------------------
Second Preceding FY NCF                     80        Numeric       1000000.00
--------------------------------------------------------------------------------
Second Preceding FY DSCR (NCF)              81        Numeric          2.55
--------------------------------------------------------------------------------
Most Recent NCF                             82        Numeric       1000000.00
--------------------------------------------------------------------------------
Most Recent DSCR (NCF)                      83        Numeric          2.55
--------------------------------------------------------------------------------
NOI/NCF Indicator                           84           AN            Text
--------------------------------------------------------------------------------
Deferred Maintenance Flag                   85           AN             N
================================================================================

======================================================================================================
                                                                                            LOAN FIELD
                                DESCRIPTION/COMMENTS                                        REFERENCE
======================================================================================================
Preceding Fiscal Year Debt Service Coverage Ratio using NCF related to Financial               L93
As of Date P53.
------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Net Cash Flow related to Financial As of Date P60.                L94
------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Debt Service Coverage Ratio using Net Cash Flow                   L95
related to Financial As of Date P60.
------------------------------------------------------------------------------------------------------
Most Recent Net Cash Flow related to Financial As of Date P74.                                 L96
------------------------------------------------------------------------------------------------------
Most Recent Debt Service Coverage Ratio using Net Cash Flow related to Financial               L97
As of Date P74.
------------------------------------------------------------------------------------------------------
Indicates how NOI or Net Cash Flow was calculated should be the same for each                  L90
financial period. See NOI/NCF Indicator Legend.
------------------------------------------------------------------------------------------------------
Either Y=Yes or N=No, Deferred Maintenance
======================================================================================================


====================================================================================================================================
        PROPERTY TYPES CODE                                                                        NOI/NCF INDICATOR

              LEGEND                                                                                      LEGEND
====================================================             ===================================================================
               MF             Multifamily                             CMSA          Calculated using CMSA standard
----------------------------------------------------             -------------------------------------------------------------------
               RT             Retail                                                Calculated using a definition given in the PSA
----------------------------------------------------             -------------------------------------------------------------------
               HC             Health Care                            U/W          Calculated using the underwriting method
----------------------------------------------------             ===================================================================
               IN             Industrial
----------------------------------------------------
               WH             Warehouse
----------------------------------------------------
               MH             Mobile Home Park
----------------------------------------------------
               OF             Office
----------------------------------------------------
               MU             Mixed Use
----------------------------------------------------
               LO             Lodging
----------------------------------------------------

----------------------------------------------------
               OT             Other
====================================================

                                    EXHIBIT N

                   FORM OF COMPARATIVE FINANCIAL STATUS REPORT

The Form of Comparative Financial Status Report for this Agreement is set forth in Annex K-1 to the Prospectus Supplement and is hereby incorporated.

                         CMSA INVESTOR REPORTING PACKAGE
                         DELINQUENT LOAN STATUS REPORT
                          as of_______________________
                              (Loan Level Report)


           S4                   L8

          LOAN                 PAID
       PROSPECTUS              THRU                   COMMENTS
           ID                  DATE

LOAN(S) DELINQUENT AS OF MONTH END

                                    EXHIBIT O

                            FORM OF REO STATUS REPORT

The Form of REO Status Report for this Agreement is set forth in Annex G-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT P

                               FORM OF WATCH LIST

The Form of Watch List for this Agreement is set forth in Annex H-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT Q

                      FORM OF DELINQUENT LOAN STATUS REPORT

The Form of Delinquent Loan Status Report for this Agreement is set forth in Annex D-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT R

                   FORM OF HISTORICAL LOAN MODIFICATION REPORT

The Form of Historical Loan Modification Report for this Agreement is set forth in Annex E-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT S

                      FORM OF HISTORICAL LIQUIDATION REPORT

The Form of Historical Liquidation Report for this Agreement is set forth in Annex F-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT T

                        FORM OF NOI ADJUSTMENT WORKSHEET

The Form of NOI Adjustment Worksheet for this Agreement is set forth in Annex J-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT U

                      FORM OF OPERATING STATEMENT ANALYSIS

The Form of Operating Statement Analysis for this Agreement is set forth in Annex I-1 to the Prospectus Supplement and is hereby incorporated.

                                    EXHIBIT V

                  FORM OF INTERIM DELINQUENT LOAN STATUS REPORT



                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                                                  CMSA "LOAN PERIODIC" UPDATE FILE

                                                        (DATA RECORD LAYOUT)

                                                       CROSS REFERENCED AS "L"
====================================================================================================================================
                                                     FIELD                      FORMAT
          FIELD NAME                                 NUMBER       TYPE          EXAMPLE               DESCRIPTION/COMMENTS
====================================================================================================================================
Preceding Fiscal Year DSCR (NOI)                       56         Numeric         2.55         P58 - If Multiple properties populate
                                                                                               using the "DSCR Indicator Legend"
                                                                                               rule.  Preceding Fiscal Yr Debt Svc
                                                                                               Cvrge Ratio using NOI
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Physical Occupancy               57         Numeric         0.85         P59 - If Multiple properties, Use
                                                                                               weighted average by using the
                                                                                               calculation [Current Allocated (Prop)
                                                                                               * Occupancy (Oper)] for each
                                                                                               Property, if missing any then leave
                                                                                               empty
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Financial As of Date             58           AN          YYYYMMDD       P53 - If Multiple properties and all
                                                                                               the same then print the date, if
                                                                                               missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Revenue                   59         Numeric       1000.00        P61 - If Multiple properties then sum
                                                                                               the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Operating Expenses        60         Numeric       1000.00        P62 - If Multiple properties then sum
                                                                                               the value, is missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal year NOI                       61         Numeric       1000.00        P63 - If Multiple properties then sum
                                                                                               the value, is missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal year Debt Service Amount       62         Numeric       1000.00        P64 - If Multiple properties then sum
                                                                                               the value, is missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal year DSCR (NOI)                63         Numeric         2.55         P65 - If Multiple properties populate
                                                                                               using the "DSCR Indicator Legend"
                                                                                               rule. Second Preceding Fiscal Year
                                                                                               Debt Service Coverage Ratio using NOI
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal year Physical Occupancy        64         Numeric         0.85         P66 - If Multiple properties, Use
                                                                                               weighted average by using the
                                                                                               calculation [Current Allocated %
                                                                                               (Prop) * Occupancy (Oper)] for each
                                                                                               Property, if missing any then leave
                                                                                               empty
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year Financial As of Date      65           AN          YYYYMMDD       P60 - If Multiple properties and all
                                                                                               the same then print the date, if
                                                                                               missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Revenue                                    66         Numeric         1000         P68 - If Multiple properties then sum
                                                                                               the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Operating Expenses                         67         Numeric       1000.00        P69 - If Multiple properties then the
                                                                                               sum the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent NOI                                        68         Numeric       1000.00        P70 - If Multiple properties then sum
                                                                                               the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Debt Service Amount                        69         Numeric       1000.00        P71 - If Multiple properties then sum
                                                                                               the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent DSCR (NOI)                                 70         Numeric         2.55         P72 - If Multiple properties populate
                                                                                               using the "DSCR Indicator Legend"
                                                                                               rule. Most Recent Debt Service
                                                                                               Coverage Ratio, using NOI
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Physical Occupancy                         71         Numeric         0.85         P29 - If Multiple properties, Use
                                                                                               weighted average by using the
                                                                                               calculation [Current Allocated %
                                                                                               (Prop) * Occupance (Oper)] for each
                                                                                               Property, if missing any then leave
                                                                                               empty
====================================================================================================================================



                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                                                  CMSA "LOAN PERIODIC" UPDATE FILE

                                                        (DATA RECORD LAYOUT)

                                                       CROSS REFERENCED AS "L"
====================================================================================================================================
                                                     FIELD                       FORMAT
          FIELD NAME                                 NUMBER       TYPE           EXAMPLE              DESCRIPTION/COMMENTS
====================================================================================================================================
Most Recent Financial As of Start Date                 72           AN          YYYYMMDD       P73 - If Multiple properties and all
                                                                                               the same then print the date, if
                                                                                               missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial As of End Date                   73           AN          YYYYMMDD       P74 - If Multiple properties and all
                                                                                               the same then print the date, if
                                                                                               missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Date                             74           AN          YYYYMMDD       P24 - If Multiple properties and all
                                                                                               the same then print the date, if
                                                                                               missing any then leave empty
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Appraisal Value                            75         Numeric        100000        P25 - If Multiple properties then sum
                                                                                               the value, if missing any then leave
                                                                                               empty
------------------------------------------------------------------------------------------------------------------------------------
Workout Strategy Code                                  76         Numeric          1           See Workout Strategy Codes Legend
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Special Servicer Transfer Date             77           AN          YYYYMMDD       Date Transferred To The Special
                                                                                               Servicer
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Master Servicer Return Date                78           AN          YYYYMMDD       Date Returned To The Master Servicer
                                                                                               or Primary Servicer
------------------------------------------------------------------------------------------------------------------------------------
Date Asset Expected to be Resolved or Foreclosed       79           AN          YYYYMMDD       P26 - If Multiple properties then
                                                                                               print the latest date from the
                                                                                               affiliated properties. If in
                                                                                               Foreclosure - Expected Date of
                                                                                               Foreclosure and if REO - Expected
                                                                                               Sale Date
------------------------------------------------------------------------------------------------------------------------------------
Blank                                                  80           AN           Blank         Left blank on purpose. (Note: was
                                                                                               previously Year Renovated. Use the
                                                                                               Property File field 15 instead)
------------------------------------------------------------------------------------------------------------------------------------
Current Hyper Amortizing Date                          81           AN          YYYYMMDD       S79 - Current Anticipated Repayment
                                                                                               Date. Date will be the same as setup
                                                                                               file unless the loan is modified and
                                                                                               a new date assigned
------------------------------------------------------------------------------------------------------------------------------------
Most Recent Financial Indicator                        82           AN           T or Y        P75 - T = Trailing 12 months Y = Year
                                                                                               to Date, Check Start & End Date
                                                                                               Applied to field L66 to L73. If
                                                                                               Multiple properties and all the same
                                                                                               then print the value, if missing any
                                                                                               or if the values are not the same,
                                                                                               then leave empty.
------------------------------------------------------------------------------------------------------------------------------------
Last Setup Change Date                                 83           AN          YYYYMMDD       S82 - Distribution Date that
                                                                                               information changed last in the setup
                                                                                               file by loan
------------------------------------------------------------------------------------------------------------------------------------
Last Loan Contribution Date                            84           AN          YYYYMMDD       Date the loan was contributed
------------------------------------------------------------------------------------------------------------------------------------
Last Property Contribution Date                        85           AN          YYYYMMDD       P67 - Date the latest property or
                                                                                               properties were contributed. For
                                                                                               Multiple properties print the latest
                                                                                               date from the affiliated properties
------------------------------------------------------------------------------------------------------------------------------------
Number of Properties                                   86         Numeric        13.00         S54 - The Number of Properties
                                                                                               Underlying the Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------
Preceding Year DSCR Indicator                          87           AN            Text         Flag used to explain how the DSCR was
                                                                                               calculated when there are multiple
                                                                                               properties. See DSCR Indicator
                                                                                               Legend.
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Year DSCR Indicator                   88           AN            Text         Flag used to explain how the DSCR was
                                                                                               calculated when there are multiple
                                                                                               properties. See DSCR Indicator
                                                                                               Legend.
------------------------------------------------------------------------------------------------------------------------------------
Most Recent DSCR Indicator                             89           AN            Text         Flag used to explain how the DSCR was
                                                                                               calculated when there are multiple
                                                                                               properties. See DSCR Indicator
                                                                                               Legend.
------------------------------------------------------------------------------------------------------------------------------------
NOI/NCF Indicator                                      90           AN            Text         Indicates how NOI or Net Cash Flow
                                                                                               was calculated should be the same for
                                                                                               each financial period. See NOI/NCF
                                                                                               Indicator Legend. P84 - If Multiple
                                                                                               Properties and all the same then
                                                                                               print value, if missing any or if the
                                                                                               values are not the same, then leave
                                                                                               empty.
------------------------------------------------------------------------------------------------------------------------------------
Date of Assumption                                     91           AN          YYYYMMDD       Date the loan last assumed by a new
                                                                                               borrower - empty if never assume
====================================================================================================================================



                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                                                  CMSA "LOAN PERIODIC" UPDATE FILE

                                                        (DATA RECORD LAYOUT)

                                                       CROSS REFERENCED AS "L"
====================================================================================================================================
                                                     FIELD                      FORMAT
          FIELD NAME                                 NUMBER        TYPE         EXAMPLE              DESCRIPTION/COMMENTS
====================================================================================================================================
Preceding Fiscal Year NCF                              92         Numeric        1000.00       P78 - Preceding Fiscal Year Net Cash
                                                                                               Flow related to Financial As of Date
                                                                                               L58. If Multiple properties then sum
                                                                                               the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year DSCR (NCF)                       93         Numeric         2.55         P79 - Preceding Fiscal Yr Debt
                                                                                               Service Coverage Ratio using NCF
                                                                                               related to Financial As of Date L58.
                                                                                               If Multiple properties populate using
                                                                                               the "DSCR Indicator Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year NCF                       94         Numeric        1000.00       P80 - Second Preceding Fiscal Year
                                                                                               Net Cash Flow related to Financial As
                                                                                               of Date L65. If Multiple properties
                                                                                               then sum the value, if missing any
                                                                                               then populate using the "DSCR
                                                                                               Indicator Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Second Preceding Fiscal Year DSCR (NCF)                95         Numeric         2.55         P81 - Second Preceding Fiscal Year
                                                                                               Debt Service Coverage Ratio using Net
                                                                                               Cash Flow related to Financial As of
                                                                                               Date L65. If Multiple properties
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent NCF                                        96         Numeric        1000.00       P82 - Most Recent Net Cash Flow
                                                                                               related to Financial As of Ending
                                                                                               Date L73. If Multiple properties then
                                                                                               sum the value, if missing any then
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Most Recent DSCR (NCF)                                 97         Numeric        1000.00       P83 - Most Recent Debt Service
                                                                                               Coverage Ratio using Net Cash Flow
                                                                                               related to Financial As of Ending
                                                                                               Date L73. If Multiple properties
                                                                                               populate using the "DSCR Indicator
                                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Defeasance Status                                      98            AN           Text         See Defeasance Status Legend
------------------------------------------------------------------------------------------------------------------------------------
ARA Amount                                             99         Numeric        1000.00       Appraisal Reduction Amount - Excess
                                                                                               of the principal balance over the
                                                                                               defined appraisal % or as defined in
                                                                                               the trust documents
------------------------------------------------------------------------------------------------------------------------------------
ARA Date                                               100           AN         YYYYMMDD       Date of appraisal used to calculate
                                                                                               ARA
------------------------------------------------------------------------------------------------------------------------------------
Credit Tenant Lease                                    101           AN             Y          S87 - Y = Yes, N = No
====================================================================================================================================

                                    EXHIBIT W

                          FORM OF CMSA LOAN FILE REPORT


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION

                                                      CMSA "LOAN PERIODIC" FILE

                                                        (DATA RECORD LAYOUT)

                                                       CROSS REFERENCED AS "L"
====================================================================================================================================
                                                                    FORMAT
          FIELD NAME                         NUMBER                 EXAMPLE                        DESCRIPTION/COMMENTS
====================================================================================================================================
Neg am/Deferred Interest Amount               26       Numeric     1000.00     Negative Amortization/Deferred Interest Amount Due
                                                                               For The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Unscheduled Principal Collections             27       Numeric     1000.00     Unscheduled Payments Of Principal Received During The
                                                                               Related Collection Period
------------------------------------------------------------------------------------------------------------------------------------
Other Principal Adjustments                   28       Numeric     1000.00     Unscheduled Principal Adjustments For The Related
                                                                               Collection Period
------------------------------------------------------------------------------------------------------------------------------------
Liquidation/Prepayment Date                   29          AN      YYYYMMDD     Date Unscheduled Payment Of Principal Received
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty/Yld Maint Rec'd            30       Numeric     1000.00     Additional Payment Req'd From Borrower Due To
                                                                               Prepayment Of Loan Prior to Maturity
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Interest Excess (Shortfall)        31       Numeric     1000.00     Interest Shortfall of Excess as calculated by
                                                                               Servicer per the Trust documents
------------------------------------------------------------------------------------------------------------------------------------
Liquidation/Prepayment Code                   32       Numeric        1        See Liquidation/Prepayment Codes Legend
------------------------------------------------------------------------------------------------------------------------------------
Most Recent ASER Amount                       33       Numeric     1000.00     Appraisal Subordinated Entitlement Reduction - The
                                                                               difference between a full advance and the reduced
                                                                               advance is the ASER or as defiend in the Trust
                                                                               documents
------------------------------------------------------------------------------------------------------------------------------------
Blank                                         34          AN        Blank      Left blank on purpose. (Note: was previously Most
                                                                               Recent ASER Date.  Field is not considered applicable
                                                                               to ASER.)
------------------------------------------------------------------------------------------------------------------------------------
Cumulative ASER Amount                        35       Numeric     1000.00     Cumulative Appraisal Subordinated Entitlement
                                                                               Reduction
------------------------------------------------------------------------------------------------------------------------------------
Actual Balance                                36       Numeric    100000.00    Outstanding Actual Principal Balance At The End Of
                                                                               The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Total P&I Advance Outstanding                 37       Numeric     1000.00     Outstanding P&I Advances At The End Of The Current
                                                                               Period
------------------------------------------------------------------------------------------------------------------------------------
Total T&I Advance Outstanding                 38       Numeric     1000.00     Outstanding Taxes and Insurance Advances At The End
                                                                               Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Other Expense Advance Outstanding             39       Numeric     1000.00     Other Outstanding Advances At The End Of The Current
                                                                               Period
------------------------------------------------------------------------------------------------------------------------------------
Status of Loan                                40          AN          1        See Status Of Loan Legend
------------------------------------------------------------------------------------------------------------------------------------
In Bankruptcy                                 41          AN          Y        Bankruptcy Status Of Loan (If In Bankruptcy "Y", Else
                                                                               "N")
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure Date                              42          AN      YYYYMMDD     P27 - If Multiple properties have the same date then
                                                                               print that date otherwise leave empty
------------------------------------------------------------------------------------------------------------------------------------
REO Date                                      43          AN      YYYYMMDD     P28 - If Multiple properties have the same dae then
                                                                               print that date otherwise leave empty
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Date                               44          AN      YYYYMMDD     Date Of Bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
Net Proceeds Received on Liquidation          45       Numeric    100000.00    Net Proceeds Rec'd On Liquidation To Be Remitted to
                                                                               the Trust per the Trust Documents
------------------------------------------------------------------------------------------------------------------------------------
Liquidation Expense                           46       Numeric    100000.00    Expenses Associated With The Liq'n To Be Netted from
                                                                               the Trust per the Trust Documents
------------------------------------------------------------------------------------------------------------------------------------
Realized Loss to Trust                        47       Numeric    10000.00     Liquidation Balance Less Net Liquidation Proceeds
                                                                               Received (as defined in Trust documents)
------------------------------------------------------------------------------------------------------------------------------------
Date of Last Modification                     48          AN      YYYYMMDD     Date Loan Was Modified
------------------------------------------------------------------------------------------------------------------------------------
Modification Code                             49       Numeric        1        See Modification Codes Legend
------------------------------------------------------------------------------------------------------------------------------------
Modified Note Rate                            50       Numeric      0.09       Note Rate Loan Modified To
------------------------------------------------------------------------------------------------------------------------------------
Modified Payment Rate                         51       Numeric      0.09       Payment Rate Loan Modified To
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Revenue                 52       Numeric     1000.00     P54 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Operating Expenses      53       Numeric     1000.00     P55 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal year NOI                     54       Numeric     1000.00     P56 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
------------------------------------------------------------------------------------------------------------------------------------
Preceding Fiscal Year Debt Svc Amount         55       Numeric     1000.00     P57 - If Multiple properties then sum the value, if
                                                                               missing any then populate using the "DSCR Indicator
                                                                               Legend" rule
====================================================================================================================================

                                   EXHIBIT X-1

               FORM OF CERTIFICATEHOLDER CONFIRMATION CERTIFICATE

                          REQUEST BY BENEFICIAL HOLDER

                                                                       [Date]

Norwest Bank Minnesota, National Association
7485 New Horizon Way
Frederick, Maryland 21703
Facsimile:  (301) 846-8195
Telephone:  (301) 815-6600

Attn:: Corporate Trust Services (CMBS) B First Union National Bank
       Commercial Mortgage Trust, Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1

     In accordance with Section 3.15 of the Pooling and Servicing Agreement dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), among First Union Commercial Mortgage Securities, Inc. as depositor (the "Depositor"), First Union National Bank, as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"), with respect to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned is a beneficial owner of the Class ____
     Certificates.

          2. The undersigned is requesting access to the information posted to the Trustee's Internet Website pursuant to Section 4.02 of the Pooling and Servicing Agreement, or the information identified on the schedule attached hereto pursuant to Section 3.15 of the Pooling and Servicing Agreement (the "Information").

          3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from its agents and auditors), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner

                                     X-1-1
     whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential.

          4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

          5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Trust for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

     IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                       ________________________________________
                                          BENEFICIAL HOLDER OF A CERTIFICATE

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Phone:__________________________________

                                     X-1-2

                                   EXHIBIT X-2

                     FORM PROSPECTIVE PURCHASER CERTIFICATE

                                                                       [Date]

Norwest Bank Minnesota, National Association
7485 New Horizon Way
Frederick, Maryland 21703
Facsimile:  (301) 846-8195
Telephone:  (301) 815-6600

Attention: Corporate Trust Services (CMBS) B First Union National Bank
           Commercial Mortgage Trust, Series 2000-C1

Re: First Union National Bank Commercial Mortgage Trust
    Commercial Mortgage Pass-Through Certificates,
    Series 2000-C1   (the "Certificates")

     In accordance with Section 3.15 of the Pooling and Servicing Agreement, dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), among First Union Commercial Mortgage Securities, Inc., as depositor (the "Depositor"), First Union National Bank as master servicer, ORIX Real Estate Capital Markets, LLC, as special servicer, and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee"), with respect to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), the undersigned hereby certifies and agrees as follows:

          1. The undersigned is contemplating an investment in the Class __ Certificates.

          2. The undersigned is requesting access to the information posted to the Trustee's Internet Website pursuant to Section 4.02 of the Pooling and Servicing Agreement, or the information identified on the schedule attached hereto pursuant to Section 3.15 of the Pooling and Servicing Agreement (the "Information") for use in evaluating such possible investment.

          3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from its agents and auditors), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

          4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

          5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the Trustee, the Master Servicer, the Special Servicer and the Trust for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

         IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.


                                       ________________________________________
                                                [PROSPECTIVE PURCHASER]

                                       By:_____________________________________

                                       Name:___________________________________

                                       Title:__________________________________

                                       Phone:__________________________________

                                    EXHIBIT Y

                          FORM OF CMSA BOND FILE REPORT

                                                          VIII. CMSA BOND
                                                             LEVEL FILE


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "BOND LEVEL" FILE
                                         BOND LEVEL ONLY - REFLECTS DISTRIBUTION STATEMENTS
====================================================================================================================================
SPECIFICATIONS                                                                      DESCRIPTION/COMMENTS
====================================================================================================================================
Character Set                                                                       ASCII
------------------------------------------------------------------------------------------------------------------------------------
Field Delineation                                                                   Comma
====================================================================================================================================


====================================================================================================================================
                                                                                 FORMAT
             FIELD NAME                                 #          TYPE          EXAMPLE                DESCRIPTION/COMMENTS
====================================================================================================================================
Transaction Id                                         1            AN           XXX97001      Unique Issue Identification Mnemonic
                                                                                               (Consistent With CMSA Periodic Loan
                                                                                               File)
------------------------------------------------------------------------------------------------------------------------------------
Distribution Date                                      2            AN           YYYYMMDD      Date Payments Made to
                                                                                               Certficateholders
------------------------------------------------------------------------------------------------------------------------------------
Record Date                                            3            AN           YYYYMMDD      Date Class Must Be Held As Of To Be
                                                                                               Considered Holder of Record
------------------------------------------------------------------------------------------------------------------------------------
Class Name/Class Id                                    4            AN             A-1         Unique Class Identification Mnemonic
------------------------------------------------------------------------------------------------------------------------------------
Cusip                                                  5            AN          999999AA1      Cusip # (Null If No Cusip Exists)
------------------------------------------------------------------------------------------------------------------------------------
Original Balance                                       6          Numeric        1000000       The Class Balance At Inception Of The
                                                                                               Issue
------------------------------------------------------------------------------------------------------------------------------------
Notional Flag                                          7            AN              Y          "Y" For Notional
------------------------------------------------------------------------------------------------------------------------------------
Beginning Balance                                      8          Numeric         100000       The Outstanding Principal Balance Of
                                                                                               The Class At The Beginning Of The
                                                                                               Current Period
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal                                    9          Numeric          1000        The Scheduled Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
Unscheduled Principal                                  10         Numeric          1000        The Unscheduled Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                           11         Numeric          1000        Total Principal Payment Made
------------------------------------------------------------------------------------------------------------------------------------
Deferred Interest                                      12         Numeric          1000        Any Interest Added To The Class
                                                                                               Balance Including Negative
                                                                                               Amortization
------------------------------------------------------------------------------------------------------------------------------------
Realized Loss (Gain)                                   13         Numeric          1000        The Total Realized Loss of (Gain)
                                                                                               Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Realized Losses                             14         Numeric         100000       Realized Losses Allocated
                                                                                               Cumulative-To-Date
------------------------------------------------------------------------------------------------------------------------------------
Ending Balance                                         15         Numeric          1000        Outstanding Principal Balance Of The
                                                                                               Class At The End Of the Current
                                                                                               Period
------------------------------------------------------------------------------------------------------------------------------------
Current Index Rate                                     16         Numeric         0.055        The Current Index Rate Applicable To
                                                                                               The Calculation Of Current Period
                                                                                               Remittance Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
Current Remittance Rate/Pass-Through Rate              17         Numeric         0.075        Annualized Interest Rate Applicable
                                                                                               To The Calculation Of Current Period
                                                                                               Remittance Interest
------------------------------------------------------------------------------------------------------------------------------------
Accrual Method                                         18         Numeric           1          1=30/360, 2=Actual/365, 3=Actual/360,
                                                                                               4=Actual/Actual, 5=Actual/366
------------------------------------------------------------------------------------------------------------------------------------
Current Accrual Days                                   19         Numeric           30         The Number Of Accrual Days Applicable
                                                                                               To The Calculation Of Current Period
                                                                                               Remittance Interest
------------------------------------------------------------------------------------------------------------------------------------
Interest Accrued                                       20         Numeric          1000        The Amount Of Accrued Interest
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty/Premium Allocation                  21         Numeric          1000        Total Amount Of Prepayment Penalties
                                                                                               Allocated
------------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance Allocation                           22         Numeric          1000        Total Amount Of Yield Maintenance
                                                                                               Penalties Allocated
------------------------------------------------------------------------------------------------------------------------------------
Other Interest Distribution                            23         Numeric          1000        Other Specific Additions To Interest
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Interest Shortfall                          24         Numeric          1000        Total Interest Adjustments For PPIS
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Reduction Allocation                         25         Numeric          1000        Total Current Appraisal Reduction
                                                                                               Allocated
------------------------------------------------------------------------------------------------------------------------------------
Other Interest Shortfall                               26         Numeric          1000        Total Interest Adjustments Other Than
                                                                                               PPIS
====================================================================================================================================


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "BOND LEVEL" FILE
                                         BOND LEVEL ONLY - REFLECTS DISTRIBUTION STATEMENTS
====================================================================================================================================
                                                                                   FORMAT
             FIELD NAME                                   #          TYPE          EXAMPLE                DESCRIPTION/COMMENTS
====================================================================================================================================
Total Interest Distribution                              27         Numeric         1000         The Total Interest Payment Made
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Appraisal Reduction                           28         Numeric         1000         Total Cumulative Appraisal
                                                                                                 Reduction Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Prepayment Penalty/Premium Allocation         29         Numeric         1000         Total Amount Of Prepayment
                                                                                                 Penalties Allocated To Date
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Yield Maintenance Allocation                  30         Numeric         1000         Total Amount Of Yield Maintenance
                                                                                                 Penalties Allocated To Date
------------------------------------------------------------------------------------------------------------------------------------
Beginning Unpaid Interest Balance                        31         Numeric         1000         Outstanding Interest Shortfall At
                                                                                                 The Beginning Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Ending Unpaid Interest Balance                           32         Numeric         1000         Outstanding Interest Shortfall At
                                                                                                 The End Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
DCR - Original Rating                                    33           AN            AAA          The Original Rating Of The Class By
                                                                                                 Duff & Phelps
------------------------------------------------------------------------------------------------------------------------------------
DCR - Most Recent Rating                                 34           AN            AAA          The Most Recent Rating Of The Class
                                                                                                 By Duff & Phelps
------------------------------------------------------------------------------------------------------------------------------------
DCR - Date Transmitted from Rating Agency                35           AN          YYYYMMDD       The Date On Which The Most Recent
                                                                                                 Rating Was Provided To The Trustee
                                                                                                 By Moody's
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Original Rating                                  36           AN            AAA          The Original Rating Of The Class By
                                                                                                 Fitch
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Most Recent Rating                               37           AN            AAA          The Most Recent Rating Of the Class
                                                                                                 By Fitch
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Date Transmitted from Rating Agency              38           AN          YYYYMMDD       The Date On Which the Most Recent
                                                                                                 Rating Was Provided To The Trustee
                                                                                                 By Fitch
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Original Rating                                39           AN            AAA          The Original Rating Of The Class By
                                                                                                 Moody's
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Most Recent Rating                             40           AN            AAA          The Most Recent Rating Of the Class
                                                                                                 By Moody's
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Date Transmitted from Rating Agency            41           AN          YYYYMMDD       The Date On Which The Most Recent
                                                                                                 Rating Was Provided To The Trustee
                                                                                                 By Moody's
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Original Rating                       42           AN            AAA          The Original Rating Of The Class By
                                                                                                 Standard & Poors
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Most Recent Rating                    43           AN            AAA          The Most Recent Rating Of The Class
                                                                                                 By Standard & Poors
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Date Transmitted from Rating Agency   44           AN          YYYYMMDD       The Date On Which The Most Recent
                                                                                                 Rating Was Provided To the Trustee
                                                                                                 By Standard & Poors
====================================================================================================================================

                                    EXHIBIT Z

                       FORM OF CMSA COLLATERAL FILE REPORT


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                   CMSA "COLLATERAL SUMMARY" FILE
                                COLLATERAL LEVEL SUMMARY - SUMMARIZES CMSA LOAN PERIODIC UPDATE FILE

====================================================================================================================================
SPECIFICATIONS                                                                      DESCRIPTION/COMMENTS
====================================================================================================================================
Character Set                                                                       ASCII
------------------------------------------------------------------------------------------------------------------------------------
Field Delineation                                                                   Comma
====================================================================================================================================


====================================================================================================================================
                                              PER                             FORMAT
         FIELD NAME                           REF      #        TYPE          EXAMPLE                 DESCRIPTION/COMMENTS
====================================================================================================================================
Transaction Id                                         1         AN          XXX97001        Unique Issue Identification Mnemonic
------------------------------------------------------------------------------------------------------------------------------------
Group ID                                               2         AN          XXX97001        Unique Identification Number Assigned
                                                                                             To Each Loan Group Within An Issue
------------------------------------------------------------------------------------------------------------------------------------
Distribution Date                                      3         AN          YYYYMMDD        Date Payments Made To Certficateholders
------------------------------------------------------------------------------------------------------------------------------------
Original Loan Count                                    4      Numeric           100          Number of loans at time of
                                                                                             securitization
------------------------------------------------------------------------------------------------------------------------------------
Ending current period loan count                       5      Numeric           99           Number of loans at end of current
                                                                                             period
------------------------------------------------------------------------------------------------------------------------------------
Ending current period collateral balance       7       6      Numeric       1000000.00       Aggregate scheduled balance of loans at
                                                                                             end of current period
------------------------------------------------------------------------------------------------------------------------------------
1 month Delinquent - number                            7      Numeric            1           Number of loans one month delinquent
------------------------------------------------------------------------------------------------------------------------------------
1 month Delinquent - scheduled balance                 8      Numeric         1000.00        Scheduled principal balance of loans
                                                                                             one month delinquent
------------------------------------------------------------------------------------------------------------------------------------
2 months Delinquent - number                           9      Numeric            1           Number of loans two months delinquent
------------------------------------------------------------------------------------------------------------------------------------
2 months Delinquent - scheduled balance                10     Numeric         1000.00        Scheduled principal balance of loans
                                                                                             two months delinquent
------------------------------------------------------------------------------------------------------------------------------------
3 months Delinquent - number                           11     Numeric            1           Number of loans three months delinquent
------------------------------------------------------------------------------------------------------------------------------------
3 months Delinquent - scheduled balance                12     Numeric         1000.00        Scheduled principal balance of loans
                                                                                             three months delinquent
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure - number                                   13     Numeric            1           Number of loans in foreclosure -
                                                                                             overrides loans in delinquency
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure - schedule balance                         14     Numeric         1000.00        Scheduled principal balance of loans in
                                                                                             foreclosure - overrides loans in
                                                                                             delinquency
------------------------------------------------------------------------------------------------------------------------------------
REO - number                                           15     Numeric            1           Number of REOs - overrides loans in
                                                                                             delinquency or foreclosure
------------------------------------------------------------------------------------------------------------------------------------
REO - scheduled balance                                16     Numeric         1000.00        Book value of REOs - overrides loans in
                                                                                             delinquency or foreclosure
------------------------------------------------------------------------------------------------------------------------------------
Specially serviced - number                            17     Numeric            1           Number of specially serviced loans -
                                                                                             includes loans in delinquency,
                                                                                             foreclosure, REO
------------------------------------------------------------------------------------------------------------------------------------
Specially serviced - scheduled balance                 18     Numeric         1000.00        Scheduled principal of Specially
                                                                                             Serviced loans
------------------------------------------------------------------------------------------------------------------------------------
In Bankruptcy - number                                 19     Numeric            1           Number of loans in bankruptcy -
                                                                                             included in delinquency aging category
------------------------------------------------------------------------------------------------------------------------------------
In Bankruptcy - scheduled balance                      20     Numeric         1000.00        Scheduled principal balance of loans in
                                                                                             bankruptcy-included in delinquency
                                                                                             aging category
------------------------------------------------------------------------------------------------------------------------------------
Prepaid loans - number                                 21     Numeric            1           Number of prepayments in full for the
                                                                                             current period
------------------------------------------------------------------------------------------------------------------------------------
Prepaid loans - principal                              22     Numeric         1000.00        Principal balance of loans prepaid in
                                                                                             full for the current period
------------------------------------------------------------------------------------------------------------------------------------
Total unscheduled principal                  27&28     23     Numeric         1000.00        Includes prepayments in full, partial
                                                                                             pre-payments, curtailments in the
                                                                                             current period
------------------------------------------------------------------------------------------------------------------------------------
Total Penalty for the period                           24     Numeric         1000.00        The aggregate prepayment or yield
                                                                                             maintenance penalties on the loans for
                                                                                             the period
------------------------------------------------------------------------------------------------------------------------------------
Current realized losses (gains)                47      25     Numeric         1000.00        Realized losses (gain) in the current
                                                                                             period
------------------------------------------------------------------------------------------------------------------------------------
Cumulative realized losses                             26     Numeric         1000.00        Cumulative realized losses
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Reduction Amount                     33      27     Numeric         1000.00        Total Current Appraisal Reduction
                                                                                             Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Appraisal Reduction                 35      28     Numeric         1000.00        Total Cumulative Appraisal Reduction
                                                                                             Allocated
------------------------------------------------------------------------------------------------------------------------------------
Total P&I Advance Outstanding                  37      29     Numeric         1000.00        Outstanding P&I Advances At The End Of
                                                                                             The Current Period
====================================================================================================================================


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                   CMSA "COLLATERAL SUMMARY" FILE
                                COLLATERAL LEVEL SUMMARY - SUMMARIZES CMSA LOAN PERIODIC UPDATE FILE

====================================================================================================================================
                                              PER                          FORMAT
         FIELD NAME                           REF      #        TYPE       EXAMPLE                   DESCRIPTION/COMMENTS
====================================================================================================================================
Total T&I Advance Outstanding                38        30     Numeric       1000.00          Outstanding Taxes & Insurance Advances
                                                                                             At The End Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Other Expense Advance Outstanding            39        31     Numeric       1000.00          Other Outstanding Advances At The End
                                                                                             Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Reserve Balances                                       32     Numeric       1000.00          Balance of cash or equivalent reserve
                                                                                             accounts pledged as credit enhancement
------------------------------------------------------------------------------------------------------------------------------------
LOC Balances                                           33     Numeric       1000.00          Balance of letter of credit reserve
                                                                                             accounts pledged as credit enhancement
------------------------------------------------------------------------------------------------------------------------------------
Amortization WAM                                       34     Numeric         333            Weighted average maturity based on
                                                                                             amortization term
------------------------------------------------------------------------------------------------------------------------------------
Maturity WAM                                           35     Numeric         333            Weighted average maturity based on term
                                                                                             to maturity
------------------------------------------------------------------------------------------------------------------------------------
Calculated WAC                                         36     Numeric        0.105           Weighted average coupon used to
                                                                                             calculate gross interest
====================================================================================================================================

                                                       VIII. CMSA COLLATERAL
                                                            SUMMARY FILE


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "BOND LEVEL" FILE
                                         BOND LEVEL ONLY - REFLECTS DISTRIBUTION STATEMENTS
====================================================================================================================================
SPECIFICATIONS                                                                      DESCRIPTION/COMMENTS
====================================================================================================================================
Character Set                                                                       ASCII
------------------------------------------------------------------------------------------------------------------------------------
Field Delineation                                                                   Comma
====================================================================================================================================


====================================================================================================================================
                                                                         FORMAT
           FIELD NAME                            #         TYPE          EXAMPLE                    DESCRIPTION/COMMENTS
====================================================================================================================================
Transaction Id                                    1          AN          XXX97001     Unique Issue Identification Mnemonic
                                                                                      (Consistent With CMSA Periodic Loan File)
------------------------------------------------------------------------------------------------------------------------------------
Distribution Date                                 2          AN          YYYYMMDD     Date Payments Made to Certficateholders
------------------------------------------------------------------------------------------------------------------------------------
Record Date                                       3          AN          YYYYMMDD     Date Class Must Be Held As Of To Be Considered
                                                                                      Holder of Record
------------------------------------------------------------------------------------------------------------------------------------
Class Name/Class Id                               4          AN            A-1        Unique Class Identification Mnemonic
------------------------------------------------------------------------------------------------------------------------------------
Cusip                                             5          AN         999999AA1     Cusip # (Null If No Cusip Exists)
------------------------------------------------------------------------------------------------------------------------------------
Original Balance                                  6        Numeric       1000000      The Class Balance At Inception Of The Issue
------------------------------------------------------------------------------------------------------------------------------------
Notional Flag                                     7          AN             Y         "Y" For Notional
------------------------------------------------------------------------------------------------------------------------------------
Beginning Balance                                 8        Numeric        100000      The Outstanding Principal Balance Of The Class
                                                                                      At The Beginning Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Schedule Principal                                9        Numeric         1000       The Scheduled Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
Unscheduled Principal                            10        Numeric         1000       The Unscheduled Principal Paid
------------------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                     11        Numeric         1000       Total Principal Payment Made
------------------------------------------------------------------------------------------------------------------------------------
Deferred Interest                                12        Numeric         1000       Any Interest Added To The Class Balance
                                                                                      Including Negative Amortization
------------------------------------------------------------------------------------------------------------------------------------
Realized Loss (Gain)                             13        Numeric         1000       The Total Realized Loss of (Gain) Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Realized Losses                       14        Numeric        100000      Realized Losses Allocated Cumulative-To-Date
------------------------------------------------------------------------------------------------------------------------------------
Ending Balance                                   15        Numeric         1000       Outstanding Principal Balance Of The Class At
                                                                                      The End Of the Current Period
------------------------------------------------------------------------------------------------------------------------------------
Current Index Rate                               16        Numeric        0.055       The Current Index Rate Applicable To The
                                                                                      Calculation Of Current Period Remittance
                                                                                      Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
Current Remittance Rate/Pass-Through Rate        17        Numeric        0.075       Annualized Interest Rate Applicable To The
                                                                                      Calculation Of Current Period Remittance
                                                                                      Interest
------------------------------------------------------------------------------------------------------------------------------------
Accrual Method                                   18        Numeric          1         1=30/360, 2=Actual/365, 3=Actual/360,
                                                                                      4=Actual/Actual, 5=Actual/366
------------------------------------------------------------------------------------------------------------------------------------
Current Accrual Days                             19        Numeric          30        The Number Of Accrual Days Applicable To The
                                                                                      Calculation Of Current Period Remittance
                                                                                      Interest
------------------------------------------------------------------------------------------------------------------------------------
Interest Accrued                                 20        Numeric         1000       The Amount Of Accrued Interest
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty/Premium Allocation            21        Numeric         1000       Total Amount Of Prepayment Penalties Allocated
------------------------------------------------------------------------------------------------------------------------------------
Yield Maintenance Allocation                     22        Numeric         1000       Total Amount Of Yield Maintenance Penalties
                                                                                      Allocated
------------------------------------------------------------------------------------------------------------------------------------
Other Interest Distribution                      23        Numeric         1000       Other Specific Additions To Interest
------------------------------------------------------------------------------------------------------------------------------------
Prepayment Interest Shortfall                    24        Numeric         1000       Total Interest Adjustments For PPIS
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Reduction Allocation                   25        Numeric         1000       Total Current Appraisal Reduction Allocated
------------------------------------------------------------------------------------------------------------------------------------
Other Interest Shortfall                         26        Numeric         1000       Total Interest Adjustments Other Than PPIS
====================================================================================================================================



                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                       CMSA "BOND LEVEL" FILE
                                         BOND LEVEL ONLY - REFLECTS DISTRIBUTION STATEMENTS

====================================================================================================================================
                                                                              FORMAT
           FIELD NAME                                        #        TYPE    EXAMPLE                    DESCRIPTION/COMMENTS
====================================================================================================================================
Total Interest Distribution                                  27      Numeric     1000      The Total Interest Payment Made
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Appraisal Reduction                               28      Numeric     1000      Total Cumulative Appraisal Reduction
                                                                                           Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Prepayment Penalty/Premium Allocation             29      Numeric     1000      Total Amount Of Prepayment Penalties
                                                                                           Allocated To Date
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Yield Maintenance Allocation                      30      Numeric     1000      Total Amount Of Yield Maintenance
                                                                                           Penalties Allocated To Date
------------------------------------------------------------------------------------------------------------------------------------
Beginning Unpaid Interest Balance                            31      Numeric     1000      Outstanding Interest Shortfall At The
                                                                                           Beginning Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Ending Unpaid Interest Balance                               32      Numeric     1000      Outstanding Interest Shortfall At The End
                                                                                           Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
DCR - Original Rating                                        33        AN        AAA       The Original Rating Of The Class By Duff
                                                                                           & Phelps
------------------------------------------------------------------------------------------------------------------------------------
DCR - Most Recent Rating                                     34        AN        AAA       The Most Recent Rating Of The Class By
                                                                                           Duff & Phelps
------------------------------------------------------------------------------------------------------------------------------------
DCR - Date Transmitted from Rating Agency                    35        AN      YYYYMMDD    The Date On Which The Most Recent Rating
                                                                                           Was Provided To The Trustee By Duff &
                                                                                           Phelps
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Original Rating                                      36        AN        AAA       The Original Rating Of The Class By Fitch
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Most Recent Rating                                   37        AN        AAA       The Most Recent Rating Of the Class By
                                                                                           Fitch
------------------------------------------------------------------------------------------------------------------------------------
Fitch - Date Transmitted from Rating Agency                  38        AN      YYYYMMDD    The Date On Which the Most Recent Rating
                                                                                           Was Provided To The Trustee By Fitch
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Original Rating                                    39        AN        AAA       The Original Rating Of The Class By
                                                                                           Moody's
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Most Recent Rating                                 40        AN        AAA       The Most Recent Rating Of the Class By
                                                                                           Moody's
------------------------------------------------------------------------------------------------------------------------------------
Moody's - Date Transmitted from Rating Agency                41        AN      YYYYMMDD    The Date On Which The Most Recent Rating
                                                                                           Was Provided To The Trustee By Moody's
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Original Rating                           42        AN        AAA       The Original Rating Of The Class By
                                                                                           Standard & Poors
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Most Recent Rating                        43        AN        AAA       The Most Recent Rating Of The Class By
                                                                                           Standard & Poors
------------------------------------------------------------------------------------------------------------------------------------
Standard & Poors - Date Transmitted from Rating Agency       44        AN      YYYYMMDD    The Date On Which The Most Recent Rating
                                                                                           Was Provided To the Trustee By Standard &
                                                                                           Poors
====================================================================================================================================


                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                   CMSA "COLLATERAL SUMMARY" FILE
                                COLLATERAL LEVEL SUMMARY - SUMMARIZES CMSA LOAN PERIODIC UPDATE FILE
====================================================================================================================================
SPECIFICATIONS                                                                      DESCRIPTION/COMMENTS
====================================================================================================================================
Character Set                                                                       ASCII
------------------------------------------------------------------------------------------------------------------------------------
Field Delineation                                                                   Comma
====================================================================================================================================


====================================================================================================================================
                                              PER                           FORMAT
         FIELD NAME                           REF      #        TYPE        EXAMPLE                   DESCRIPTION/COMMENTS
====================================================================================================================================
Transaction Id                                         1         an          XXX97001        Unique Issue Identification Mnemonic
------------------------------------------------------------------------------------------------------------------------------------
Group ID                                               2         AN          XXX97001        Unique Identification Number Assigned
                                                                                             To Each Loan Group Within An Issue
------------------------------------------------------------------------------------------------------------------------------------
Distribution Date                                      3         AN          YYYYMMDD        Date Payments Made To Certficateholders
------------------------------------------------------------------------------------------------------------------------------------
Original Loan Count                                    4      Numeric           100          Number of loans at time of
                                                                                             securitization
------------------------------------------------------------------------------------------------------------------------------------
Ending current period loan count                       5      Numeric           99           Number of loans at end of current
                                                                                             period
------------------------------------------------------------------------------------------------------------------------------------
Ending current period collateral balance       7       6      Numeric       1000000.00       Aggregate scheduled balance of loans at
                                                                                             end of current period
------------------------------------------------------------------------------------------------------------------------------------
1 month Delinquent - number                            7      Numeric            1           Number of loans one month delinquent
------------------------------------------------------------------------------------------------------------------------------------
1 month Delinquent - scheduled balance                 8      Numeric         1000.00        Scheduled principal balance of loans
                                                                                             one month delinquent
------------------------------------------------------------------------------------------------------------------------------------
2 months Delinquent - number                           9      Numeric            1           Number of loans two months delinquent
------------------------------------------------------------------------------------------------------------------------------------
2 months Delinquent - scheduled balance                10     Numeric         1000.00        Scheduled principal balance of loans
                                                                                             two months delinquent
------------------------------------------------------------------------------------------------------------------------------------
3 months Delinquent - number                           11     Numeric            1           Number of loans three months delinquent
------------------------------------------------------------------------------------------------------------------------------------
3 months Delinquent - scheduled balance                12     Numeric         1000.00        Scheduled principal balance of loans
                                                                                             three months delinquent
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure - number                                   13     Numeric            1           Number of loans in foreclosure -
                                                                                             overrides loans in delinquency
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure - schedule balance                         14     Numeric         1000.00        Scheduled principal balance of loans in
                                                                                             foreclosure - overrides loans in
                                                                                             delinquency
------------------------------------------------------------------------------------------------------------------------------------
REO - number                                           15     Numeric            1           Number of REOs - overrides loans in
                                                                                             delinquency or foreclosure
------------------------------------------------------------------------------------------------------------------------------------
REO - scheduled balance                                16     Numeric         1000.00        Book value of REOs - overrides loans in
                                                                                             delinquency or foreclosure
------------------------------------------------------------------------------------------------------------------------------------
Specially serviced - number                            17     Numeric            1           Number of specially serviced loans -
                                                                                             includes loans in delinquency,
                                                                                             foreclosure, REO
------------------------------------------------------------------------------------------------------------------------------------
Specially serviced - scheduled balance                 18     Numeric         1000.00        Scheduled principal of Specially
                                                                                             Serviced loans
------------------------------------------------------------------------------------------------------------------------------------
In Bankruptcy - number                                 19     Numeric            1           Number of loans in bankruptcy -
                                                                                             included in delinquency aging category
------------------------------------------------------------------------------------------------------------------------------------
In Bankruptcy - scheduled balance                      20     Numeric         1000.00        Scheduled principal balance of loans in
                                                                                             bankruptcy-included in delinquency
                                                                                             aging category
------------------------------------------------------------------------------------------------------------------------------------
Prepaid loans - number                                 21     Numeric            1           Number of prepayments in full for the
                                                                                             current period
------------------------------------------------------------------------------------------------------------------------------------
Prepaid loans - principal                              22     Numeric         1000.00        Principal balance of loans prepaid in
                                                                                             full for the current period
------------------------------------------------------------------------------------------------------------------------------------
Total unscheduled principal                  27&28     23     Numeric         1000.00        Includes prepayments in full, partial
                                                                                             pre-payments, curtailments in the
                                                                                             current period
------------------------------------------------------------------------------------------------------------------------------------
Total Penalty for the period                           24     Numeric         1000.00        The aggregate prepayment or yield
                                                                                             maintenance penalties on the loans for
                                                                                             the period
------------------------------------------------------------------------------------------------------------------------------------
Current realized losses (gains)               47       25     Numeric         1000.00        Realized losses (gain) in the current
                                                                                             period
------------------------------------------------------------------------------------------------------------------------------------
Cumulative realized losses                             26     Numeric         1000.00        Cumulative realized losses
------------------------------------------------------------------------------------------------------------------------------------
Appraisal Reduction Amount                    33       27     Numeric         1000.00        Total Current Appraisal Reduction
                                                                                             Allocated
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Appraisal Reduction                35       28     Numeric         1000.00        Total Cumulative Appraisal Reduction
                                                                                             Allocated
------------------------------------------------------------------------------------------------------------------------------------
Total P&I Advance Outstanding                 37       29     Numeric         1000.00        Outstanding P&I Advances At The End Of
                                                                                             The Current Period
====================================================================================================================================

                                             COMMERCIAL MORTGAGE SECURITIES ASSOCIATION
                                                   CMSA "COLLATERAL SUMMARY" FILE
                                COLLATERAL LEVEL SUMMARY - SUMMARIZES CMSA LOAN PERIODIC UPDATE FILE
====================================================================================================================================
                                              PER                           FORMAT
         FIELD NAME                           REF      #        TYPE        EXAMPLE                   DESCRIPTION/COMMENTS
====================================================================================================================================
Total T&I Advance Outstanding                38        30     Numeric       1000.00          Outstanding Taxes & Insurance Advances
                                                                                             At the End of the Current Period
------------------------------------------------------------------------------------------------------------------------------------
Other Expense Advance Outstanding            39        31     Numeric       1000.00          Other Outstanding Advances At The End
                                                                                             Of The Current Period
------------------------------------------------------------------------------------------------------------------------------------
Reserve Balances                                       32     Numeric       1000.00          Balance of cash or equivalent reserve
                                                                                             accounts pledged as credit enhancement
------------------------------------------------------------------------------------------------------------------------------------
LOC Balances                                           33     Numeric       1000.00          Balance of letter of credit reserve
                                                                                             accounts pledged as credit enhancement
------------------------------------------------------------------------------------------------------------------------------------
Amortization WAM                                       34     Numeric         333            Weighted average maturity based on
                                                                                             amortization term
------------------------------------------------------------------------------------------------------------------------------------
Maturity WAM                                           35     Numeric         333            Weighted average maturity based on term
                                                                                             to maturity
------------------------------------------------------------------------------------------------------------------------------------
Calculated WAC                                         36     Numeric        0.105           Weighted average coupon used to
                                                                                             calculate gross interest
====================================================================================================================================